UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number                      811-08495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices) (Zip code)
Eric Miller
1200 River Road
Suite 1000
Conshohocken, PA 19428
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2005

Date of reporting period: 04/30/2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

     Item 1. Reports to Stockholders.

          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual**Report**

Gartmore Funds | April 30, 2005 (unaudited)

Sector Series

Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

Leadership Series

Gartmore Mid Cap Growth Leaders Fund
(formerly "Gartmore Millennium Growth Fund")
Gartmore Nationwide Leaders Fund
Gartmore Small Cap Leaders Fund
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund

International Series

Gartmore China Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

Concept Series

Gartmore High Yield Bond Fund
Gartmore Value Opportunities Fund
Gartmore Micro Cap Equity Fund
Gartmore U.S. Growth Leaders Long-Short Fund
Gartmore Convertible Fund
Gartmore Small Cap Growth Fund

Gartmore

www.gartmorefunds.com

Solutions.

UNITED STATES | UNITED KINGDOM | JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $77 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1. As of April 30, 2005.

2. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3. These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $40.6 billion as of April 30, 2005.

4. Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Semiannual Report

| April 30, 2005 (unaudited)
SARBANES-OXLEY ACT SECTION 302 CERTIFICATIONS
SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

Contents

2	Market Perspectives

Sector Series
5	Gartmore Global Financial Services Fund
11	Gartmore Global Health Sciences Fund
16	Gartmore Global Natural Resources Fund
22	Gartmore Global Technology and Communications Fund
28	Gartmore Global Utilities Fund

Leadership Series
44	Gartmore Mid Cap Growth Leaders Fund
(formerly “Gartmore Millennium Growth Fund”)
49	Gartmore Nationwide Leaders Fund
54	Gartmore Small Cap Leaders Fund
59	Gartmore U.S. Growth Leaders Fund
64	Gartmore Worldwide Leaders Fund

International Series
81	Gartmore China Opportunities Fund
87	Gartmore Emerging Markets Fund
95	Gartmore International Growth Fund

Concept Series
110	Gartmore High Yield Bond Fund
118	Gartmore Value Opportunities Fund
125	Gartmore Micro Cap Equity Fund
131	Gartmore U.S. Growth Leaders Long-Short Fund
139	Gartmore Convertible Fund
145	Gartmore Small Cap Growth Fund

163	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Market Perspectives October 31, 2004—April 30, 2005

Commentary by Young Chin
Co-Global Chief Investment Officer
President of the U.S. Individual Investor Group

The six-month period under review exhibited considerable volatility, with an early technology-led rally giving way to declining share prices at the beginning of 2005. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index finished with a return of 8.95% versus 3.28% for the S&P 500® Index.

The final two months of 2004 witnessed a broad rally in global equity markets. As noted above, international stocks—represented by the MSCI EAFE Index—outperformed their U.S. counterparts, primarily due to a depreciating U.S. dollar. The MSCI EAFE Index advanced 11.55% during this period, while the S&P 500 Index—a broad measure of the U.S. equity market—gained 7.59%.

Factors contributing to the rally included a decrease in the price of crude oil, which had spiked to a record high in October. The resolution of a close U.S. presidential race also helped investor psychology, as did favorable reports on a number of economic indicators, including retail sales. Information technology was a leading sector, while energy, which had outperformed for most of 2004, lagged the market during the final two months of the year; it has been an outperformer so far in 2005.

The new year brought a less favorable environment for stocks, as concerns about slowing economic growth, rising inflation and higher interest rates kept most markets on the defensive. The price of crude oil, as measured by West Texas Intermediate Crude Oil, was once again on the rise, climbing to a new peak of $56 per barrel in April before retreating to near the $50 level at the end of the period.

Adding to the negative impact of high oil prices were several reports that indicated accelerating U.S. inflation at the producer and consumer levels. Around the same time, the growth of the U.S. economy during the first quarter of 2005 was estimated at an annual rate of 3.1%, down from the previous quarter’s 3.8% pace. Concurrently, the Federal Reserve Board raised short-term interest rates in February and March, for a total of four 0.25% hikes during the six-month period.

Despite a rally by the U.S. dollar in the first four months of 2005, international markets held up better than those in the United States, with the MSCI EAFE Index posting a return of -2.33%, compared with -4.00% for the S&P 500 Index. Reversing the trends in evidence during the final two months of 2004, value outperformed growth, while large caps held up considerably better than small caps. Energy was one of the strongest-performing sectors, while information technology struggled during this four-month stretch.

Looking Ahead

We anticipate a continuation of the recent moderate-growth environment. Recent World Bank estimates for 2005 put real gross domestic product (GDP) growth in developed countries at 2.4%, while the pace in developing countries was expected to be considerably higher at 5.6%. In the United States, the rate of growth was pegged between those two figures at 4.0%.

We believe China will continue to be an important driver of worldwide economic expansion, especially with respect to its consumption of energy and industrial materials, such as metals and chemicals. One cautionary note out of China has been talk of a possible revaluation of China’s currency—the yuan. While such a move could help reduce the massive U.S. trade deficit, a sudden, large appreciation in the yuan might also drive U.S. interest rates significantly higher than they are at present. This rate reversal might occur due to the fact that China is currently a major investor in U.S. Treasury securities, which could change in the face of a sudden weakening in the U.S. dollar versus the Chinese yuan.

Energy prices represent another factor that could have an impact on the financial markets in the near term. The World Bank’s GDP estimates assume that the price of crude oil will fall in the second half of the year and average around $42 per barrel for all of 2005. Conversely, expectations on both the demand and supply sides of oil have been extremely volatile and difficult to predict with a high degree of confidence.

If oil prices fail to decline as expected, money that might have been spent elsewhere will be diverted to pay for gasoline, heating oil and other petroleum products. Consequently, we would expect to see slower growth in most global economies.

The monetary policy of central banks also should figure prominently in the near-term outlook. In the United States, the Federal Reserve Board appears intent on continuing to hike short-term interest rates in order to head off inflation, despite softness in long-term rates that many observers

2 Semiannual Report 2005

have interpreted as signaling an imminent slowdown. We believe the U.S. economy is stronger than many investors think and—with short-term interest rates still low by historical standards—the Fed has room to tighten a bit more without jeopardizing the economic expansion.

Likewise, we believe it is unlikely that energy costs could actually derail worldwide economic growth, although these costs are clearly a limiting factor. Against this backdrop, we anticipate pockets of strong growth amid generally modest demand in many industries for the balance of 2005.

     Strengthening Our Commitment

In March 2005, I was appointed to the position of President of the U.S. Individual Investor Group. The decision to create this new role at Gartmore reflects our strong commitment to effectively overseeing the investment interests of our U.S.-based investors. At Gartmore, we seek to provide you with a broad range of choices in terms of asset classes and styles—offering equity and fixed-income, growth and value, core and sector, actively managed and indexed, and long-only and long-short funds. We also attempt to design investments that provide you with enhanced, risk-adjusted returns. My new role entails greater involvement in the risk management dimension of our investment operation with the goal of delivering risk-adjusted returns.

The new position also provides me with the opportunity to serve as a bridge between Gartmore’s investment managers and you, the Gartmore investor. We value the trust that you have placed in us as investment stewards. The optimal solution in meeting this ongoing objective is to dedicate our best human resources to the shareholder’s interests. Ultimately, this position consolidates our efforts in designing and delivering high-quality investments to each of our U.S. investors.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved, or that a diversified portfolio will produce better returns than a nondiversified portfolio. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. Although information has been obtained from, and is based on sources Gartmore Global Investments believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Important Information

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable

2005 Semiannual Report 3

Market Perspectives Continued

fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

While the Gartmore Government Bond Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

For some investors, income from the Gartmore Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Index performance is provided for comparison purposes only; the indexes are unmanaged and do not reflect fees or expenses. Individuals cannot invest directly in market indexes.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

4 Semiannual Report 2005

Sector Series

Gartmore Global Financial Services Fund

For the semiannual period ended April 30, 2005, the Gartmore Global Financial Services Fund returned 5.49% (Class A at NAV) versus 5.41% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds was 0.84%.

Investor opinions about the health of the U.S. and global economies did an about-face during the six months of this reporting period. Early on, opinions supported the expectation that economic growth would be strong, which triggered a rally in the global markets. Japan’s economy appeared to be stable, and investors were buoyed by the conclusion of the U.S. presidential election. The U.S. dollar, which had begun to weaken during the fiscal 2004 fourth quarter, however, continued its slide in 2005 as the Federal Reserve continued ratcheting up interest rates, thereby stimulating speculation of rising inflation and a slowdown in the U.S. economy. Late in the period, Japan’s economy slowed rapidly, while concerns mounted about the continued vitality of China’s economy. These and other factors, including a dramatic pullback in U.S. spending, sent the global equity markets reeling. As a result, the market was very choppy and difficult to navigate.

During this time, we adopted an interest-rate-neutral positioning, meaning that we avoided making investment decisions tied to interest-rate movements. We preferred stocks of companies that were experiencing growth rates that we determined to be beneficial.

We entered 2005 slightly overweight in Japanese stocks and the yen. Early in the first quarter, we reduced these positions, underweighting both the yen and the region’s economically sensitive financials. We also dramatically reduced the Fund’s exposure to government-sponsored entities (GSEs), notably Freddie Mac and Fannie Mae. This decision was due to negative accounting news about these entities as well as a difficult operating environment for mortgage originators. Elsewhere, the Fund benefited from not owning a number of financial growth stocks that did very poorly.

Leading contributors to Fund performance on the stock-specific level included Hang Lung Group Ltd., a real estate firm that gained on its exposure to the Chinese marketplace. The Fund also benefited from owning UBS AG (Union Bank of Switzerland) and Citibank, both of which were favored for their global operations and diversified income streams. On the other hand, Fannie Mae was the leading detractor; we eliminated this position from the portfolio. The First Marblehead Corp., a student loan originator and servicer, declined on speculation that the market for student loans might shrink. Capital One Financial Corp., which helped the Fund earlier in the period, declined as concerns grew about growth in the credit sector.

For the months ahead, all eyes will be trained on the Fed looking for the closure of the present interest-rate tightening cycle, a development that should benefit most financials. In the interim, we have chosen to be very selective about our bank positions, especially those that are at risk of reporting earnings disappointments. Accordingly, we have elected to favor: 1) banks with diversified income streams that are not subject to cost cutting; 2) life and property/casualty companies whose earnings are not reliant on interest-rate movements; and 3) capital market concerns that should benefit from an anticipated upsurge in merger and acquisition activity.

Portfolio Managers: Douglas Burtnick, CFA and Stuart Quint, CFA

Class A: GLFAX

Class B: GLFBX
Class C: GLFCX
Class R: GLFRX
Institutional Service Class: GFISX
Institutional Class: GLFIX

2005 Semiannual Report 5

Sector Series

Gartmore Global Financial Services Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		Month*	Year	Inception[1]

Class A	without sales charge[2]	5.49%	10.61%	11.91%
	with sales charge[3]	-0.56%	4.26%	9.96%

Class B	without sales charge[2]	4.98%	9.78%	11.06%
	with sales charge[4]	0.04%	4.78%	10.36%

Class C	without sales charge[2]	4.98%	9.78%	11.07%
	with sales charge[5]	3.99%	8.78%	11.07%

Class R [6,8]		5.37%	10.32%	11.28%

Institutional Class[7,8]		5.59%	10.85%	12.18%

Institutional Service Class[8]		5.59%	10.85%	12.18%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2005

Gartmore Global Financial Services Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
Global Financial			Value,	Value,	Expenses Paid	Expense
Services Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$1,054.90	$8.46	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.77	$8.33	1.66%

Class B	Actual		$1,000.00	$1,049.80	$12.20	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%

Class C	Actual		$1,000.00	$1,049.80	$12.20	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%

Class R	Actual		$1,000.00	$1,053.70	$8.66	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.57	$8.54	1.70%

Institutional Service Class	Actual		$1,000.00	$1,055.90	$7.14	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

Institutional Class	Actual		$1,000.00	$1,055.90	$7.14	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 7

Gartmore Global Financial Services Fund

Sector Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.8%
Cash Equivalents	5.5%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries

Banking	43.7%
Financial Services	39.7%
Insurance	10.4%
Other Industries	6.2%

100.0%

Top Holdings*

Bank Of America Corp.	4.9%
Citigroup, Inc.	4.6%
UBS AG	3.3%
Bank of Ireland	3.0%
Wells Fargo & Co.	2.9%
Barclays PLC	2.9%
Wachovia Corp.	2.9%
HSBC Holdings PLC	2.7%
American Express Co.	2.6%
Royal Bank of Scotland Group PLC	2.4%
Other Holdings	67.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

8 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Global Financial Services Fund

Common Stocks (93.8%)

	Shares or
	Principal Amount	Value

AUSTRALIA (2.7%)
Banking (2.7%)
Australia & New Zealand Banking Group Ltd. (c)	10,520	$177,589
National Australia Bank Ltd. (c)	4,730	108,125

		285,714

AUSTRIA (0.7%)
Banking (0.7%)
Bank Austria Creditanstalt (c)	743	68,614

BELGIUM (2.1%)
Financial Services (2.1%)
Fortis NV (c)	7,940	220,203

BERMUDA (0.7%)
Insurance (0.7%)
Aspen Insurance Holdings Ltd	2,730	74,529

FRANCE (3.2%)
Banking (2.3%)
BNP Paribas SA (c)	3,710	244,859

Insurance (0.9%)
Axa (c)	3,850	96,174

		341,033

GERMANY (1.7%)
Financial Services (1.7%)
Hypo Real Estate Holding AG (b) (c)	4,390	181,951

HONG KONG (2.1%)
Financial Services (2.1%)
Hang Lung Group Ltd. (c)	123,000	221,847

IRELAND (3.0%)
Banking (3.0%)
Bank of Ireland (c)	21,080	319,657

ITALY (1.7%)
Banking (1.7%)
UniCredito Italiano SpA (c)	32,330	181,023

JAPAN (5.3%)
Financial Services (4.9%)
Mitsubishi Tokyo Financial Group, Inc. (c)	25	216,121
Mizuho Financial Group, Inc. (c)	30	140,870
Orix Corp. (c)	800	108,624
Sumitomo Mitsui Financial Group, Inc. (c)	8	51,646

		517,261

Insurance (0.4%)
Millea Holdings, Inc. (c)	3	40,894

		558,155

PORTUGAL (1.9%)
Banking (1.9%)
Banco Commercial Portuguese SA (c)	74,940	201,649

SPAIN (3.3%)
Banking (3.3%)
Banco Popular Espanol SA (c)	1,670	104,169
Banco Santander Central Hispano SA (c)	21,390	249,178

		353,347

SWEDEN (1.0%)
Banking (1.0%)
Skandinaviska Enskilda Banken AB (c)	5,940	104,967

SWITZERLAND (3.3%)
Financial Services (3.3%)
UBS AG (c)	4,360	348,652

UNITED KINGDOM (12.1%)
Banking (11.3%)
Barclays PLC (c)	29,610	305,555
HBOS PLC (c)	13,915	206,426
HSBC Holdings PLC (c)	17,763	284,154
Lloyds TSB Group PLC (c)	16,970	145,851
Royal Bank of Scotland Group PLC (c)	8,470	255,844

		1,197,830

Insurance (0.8%)
Royal & Sun Alliance Insurance Group PLC (c)	54,420	79,182

		1,277,012

UNITED STATES (49.0%)
Banking (15.8%)
Bank Of America Corp	11,380	512,554
Colonial BancGroup, Inc. (The)	11,560	255,014
SunTrust Banks, Inc.	2,250	163,868
Wachovia Corp.	5,880	300,937
Wells Fargo & Co.	5,120	306,892
Zions Bancorp	1,810	126,754

		1,666,019

Financial Services (25.6%)
American Capital Strategies Ltd	6,970	222,901
American Express Co.	5,150	271,405
Capital One Financial Corp.	2,820	199,910
Citigroup, Inc.	10,450	490,731
Countrywide Financial Corp.	6,220	225,102

2005 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Global Financial Services Fund (Continued)

Sector Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Financial Services (continued)
E*TRADE Financial Corp. (b)	4,790	$53,217
First Marblehead Corp. (The) (b)	970	37,374
Franklin Resources, Inc.	2,320	159,338
Freddie Mac	1,130	69,518
GFI Group, Inc. (b)	3,200	74,720
Goldman Sachs Group, Inc.	1,860	198,629
Host Marriott Corp.	5,050	84,941
Investors Financial Services Corp.	5,150	216,043
J.P. Morgan Chase & Co.	2,640	93,694
Lehman Brothers Holding, Inc.	1,620	148,586
Merrill Lynch & Co., Inc.	1,410	76,041
SLM Corp.	1,450	69,078

		2,691,228

Insurance (7.6%)
Allstate Corp	2,680	150,509
American International Group, Inc.	3,950	200,858
Assurant, Inc.	1,740	57,577
Metlife, Inc.	3,930	152,877
MGIC Investment Corp.	930	54,870
PartnerRe Ltd.	1,970	114,812
U.S.I. Holdings Corp. (b)	6,170	69,968

		801,471

		5,158,718

Total Common Stocks		9,897,071

Cash Equivalents (5.5%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $578,913)	$578,633	578,633

Total Cash Equivalents		578,633

Total Investments (Cost $10,246,518) (a) — 99.3%		10,475,704
Other assets in excess of liabilities — 0.7%		78,616

NET ASSETS — 100.0%		$10,554,320

(a)	See Notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

At April 30, 2005, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
Euro	05/04/05	$47,279	$46,961	$318

Total Short Contracts		$47,279	$46,961	$318

See notes to financial statements.

10 Semiannual Report 2005

Sector Series

Gartmore Global Health Sciences Fund

For the semiannual period ended April 30, 2005, the Gartmore Global Health Sciences Fund returned 11.16% (Class A at NAV) versus 13.64% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/ Biotechnology Funds was 5.98%.

Product controversies in the U.S. pharmaceutical industry overshadowed the health sciences sector during much of this reporting period. The market hammered health sciences stocks early on due to the carryover effect of the September 2004 announcement that Vioxx, a popular arthritis drug from Merck & Co., Inc., appeared to cause heart attacks and strokes among some users. The drug was subsequently pulled from the market, causing health-care stocks to continue to slide throughout October. Some short-lived relief came after the November U.S. presidential election; in December, Pfizer Inc. revealed that Celebrex, a drug similar to Vioxx, might cause heart attacks and other ailments. Although Celebrex was allowed to stay on the market with a much stronger warning, investors in health science stocks continued to pull back during the first fiscal quarter of this year, a period marked by heavy selling.

Reported fatalities among patients using Tysabri, a new, FDA-approved treatment for multiple sclerosis from Biogen Idec Inc., helped to drive this slide. Tysabri was pulled from the market, becoming the first biotechnology drug to suffer this fate. In the aftermath, biotech stocks as a group were crushed. In late April, however, Eli Lilly and Co. overcame a strong challenge from generic drug makers to its patent for a successful drug designed to treat depression, a major turning point that heartened investors and led many of them to return to the sector.

The top three detractors from Fund performance were Biogen Idec Inc., Amgen Inc. and Pfizer Inc. As noted earlier, negative product news hit Biogen and Pfizer. We sold the fund’s position in Biogen following Biogen’s unexpected announcement about Elan Corp., plc. Because of Pfizer’s successful restructuring efforts, we continue to favor it. Amgen, a leading human therapeutics company in the biotechnology industry, was hurt by increasing competition and new reimbursement guidelines that negatively affected its oncology franchise. Even so, we continue to favor the stock due to its valuation.

The top three contributors to Fund performance during this period were Aetna Inc., Johnson & Johnson and UnitedHealth Group Inc. As HMOs, both Aetna and UnitedHealth benefited from moderating health-care costs. Management’s successful efforts alone helped to turn Aetna around and increase membership. Johnson & Johnson, a pharmaceutical and medical products company, gained on its well-diversified income streams and benefited from the drug-related woes of its competitors.

We feel that the worst is behind us in the U.S. pharmaceutical industry, and that, from this point, health-care stocks should outperform the general market, as has been the case historically. We continue to maintain a substantial position in large-cap pharmaceuticals and, encouraged by their growth prospects, are looking at selected biotech firms, along with certain pharmaceutical companies in continental Europe.

Portfolio Manager: Paul Cluskey

Class A: GLSAX

Class B: GLSBX
Class C: GMSCX
Class R: GGHRX
Institutional Service Class: GLSIX
Institutional Class: GGHIX

2005 Semiannual Report 11

Sector Series

Gartmore Global Health Sciences Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A	without sales charge[2]	11.16%	1.83%	4.51%
	with sales charge[3]	4.79%	-4.04%	3.09%

Class B	without sales charge[2]	10.84%	1.22%	3.82%
	with sales charge[4]	5.84%	-3.78%	3.41%

Class C5	without sales charge[2]	10.83%	1.22%	3.84%
	with sales charge[6]	9.83%	0.22%	3.84%

Class R [7,9]		11.22%	1.68%	3.98%

Institutional Class[8,9]		11.45%	2.18%	4.81%

Institutional Service Class[9]		11.36%	2.00%	4.76%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Semiannual Report 2005

Gartmore Global Health Sciences Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Global Health Sciences Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,111.60	$8.64	1.65%
	Hypothetical	[1]	$1,000.00	$1,016.82	$8.28	1.65%

Class B	Actual		$1,000.00	$1,108.40	$12.02	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.59	$11.55	2.30%

Class C	Actual		$1,000.00	$1,108.30	$12.02	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.59	$11.55	2.30%

Class R	Actual		$1,000.00	$1,112.20	$8.80	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.67	$8.44	1.68%

Institutional Service Class	Actual		$1,000.00	$1,113.60	$7.86	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.56	$7.53	1.50%

Institutional Class	Actual		$1,000.00	$1,114.50	$6.92	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 13

Gartmore Global Health Sciences Fund

Sector Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	86.6%
Cash Equivalents	6.8%
Mutual Fund	2.0%
Other Investments*	2.6%
Other assets in excess of liabilities**	2.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Drugs	34.1%
Medical Products	24.2%
Therapeutics	7.8%
Insurance	7.7%
Medical Products & Services	3.6%
Optical Supplies	3.1%
Medical — Biomedical/ Genetic	2.4%
Exchange Traded Funds	2.0%
Medical Services	1.6%
Hospitals	1.4%
Other Industries	12.1%

100.0%

Top Holdings***

Johnson & Johnson	11.2%
Pfizer, Inc.	6.4%
UnitedHealth Group, Inc.	4.6%
Genentech, Inc.	4.5%
Bard (C.R.), Inc.	4.5%
Abbott Laboratories	4.4%
Wyeth	4.1%
Eli Lilly & Co.	3.9%
Merck & Co., Inc.	3.8%
Medtronic, Inc.	3.5%
Other Holdings	49.1%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

14 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Global Health Sciences Fund

Common Stocks (86.6%)

	Shares or
	Principal Amount	Value

Drugs (34.1%)
Abbott Laboratories	17,850	$877,506
Amgen, Inc. (b)	7,640	444,724
AstraZeneca PLC ADR - UK	6,830	300,179
Eli Lilly & Co.	13,440	785,837
GlaxoSmithKline PLC ADR - UK	7,980	403,389
Hospira, Inc. (b)	5,600	187,880
Merck & Co., Inc.	22,400	759,360
Pfizer, Inc.	47,704	1,296,117
Roche Holding AG - UK (c)	3,320	401,692
Schering-Plough Corp.	19,180	400,287
Teva Pharmaceutical Industries Ltd. ADR - IL	6,300	196,812
Wyeth	18,440	828,694

		6,882,477

Hospitals (1.4%)
LifePoint Hospitals, Inc. (b)	4,100	182,245
MedCath Corp. (b)	3,520	97,328

		279,573

Insurance (7.7%)
UnitedHealth Group, Inc.	9,810	927,143
WellPoint, Inc. (b)	4,840	618,310

		1,545,453

Medical - Biomedical/ Genetic (2.4%)
Affymetrix, Inc. (b)	4,090	188,590
Genzyme Corp. (b)	3,350	196,343
Millenium Pharmaceuticals, Inc. (b)	11,180	97,937

		482,870

Medical Laboratories (0.7%)
Laboratory Corporation of America Holdings (b)	2,800	138,600

Medical Products (24.2%)
Bard (C.R.), Inc.	12,710	904,571
Baxter International, Inc.	9,630	357,273
Haemonetics Corp. (b)	4,320	184,766
Johnson & Johnson	32,860	2,255,182
Medtronic, Inc.	13,530	713,031
ResMed, Inc. (b)	3,120	193,752
St. Jude Medical, Inc. (b)	6,900	269,307

		4,877,882

Medical Products & Services (3.6%)
Cardinal Health, Inc.	6,710	372,875
Caremark Rx, Inc. (b)	8,900	356,445

		729,320

Medical Services (1.6%)
Community Health Systems, Inc. (b)	5,130	186,988
HEALTHSOUTH Corp. (b)	15,520	79,928
Hythiam, Inc. (b)	6,620	49,584

		316,500

Optical Supplies (3.1%)
Alcon, Inc. (b)	3,580	347,260
Bausch & Lomb, Inc.	3,750	281,250

		628,510

Therapeutics (7.8%)
Genentech, Inc. (b)	12,780	906,613
Gilead Sciences, Inc. (b)	18,090	671,139

		1,577,752

Total Common Stocks		17,458,937

Cash Equivalents (6.8%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $1,370,962)	$1,370,631	1,370,631

Total Cash Equivalents		1,370,631

Mutual Funds (2.0%)

Exchange Traded Fund (2.0%)
NASDAQ Biotechnology Index Fund (b)	6,300	399,861

Total Mutual Funds		399,861

Short-Term Securities Held as Collateral for Securities Lending (2.6%)
Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	517,188	517,188

Total Investments (Cost $18,663,031) (a) — 98.0%		19,746,617
Other assets in excess of liabilities — 2.0%		415,353

NET ASSETS — 100.0%		$20,161,970

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR      American Depositary Receipt

IL       Israel

UK       United Kingdom

See notes to financial statements.

2005 Semiannual Report 15

Sector Series

Gartmore Global Natural Resources Fund

For the semiannual period ended April 30, 2005, the Gartmore Global Natural Resources Fund returned 17.16% (Class A at NAV) versus 10.24% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds was 12.06%.

Stocks in the energy sector, which typically comprise well over half of the Fund and its related benchmark, continued to be buoyed by high commodity prices. Crude oil was once again in the spotlight, reaching a new high of approximately $57 per barrel in the first quarter of 2005, after drifting lower in the fourth quarter of 2004. As a result, energy stocks rallied sharply in January and February before backpedaling in March and April. Relative to its benchmark, the Fund was aided by solid stock selection in the oil and gas exploration and production group, as well as in energy services and the materials sector, where our stock selections in the metals and mining group outperformed those in the benchmark by a substantial margin.

Bucyrus International, Inc., a supplier of mining machinery with a focus on the copper, coal and iron ore industries, was a top contributor to the Fund’s results. The company has only one serious competitor, and, in addition to excellent pricing power, Bucyrus has been enjoying rising order rates. Another strong stock performer was Peabody Energy Corp., the largest U.S.-based coal mining company. In addition to benefiting from firm coal prices, the company found favor with investors because of its strong management team and efficient use of capital. In energy services, Transocean Inc. was a contributor. Due to strong demand for Transocean’s high-end, deep-offshore drilling rigs, the company was able to negotiate lucrative long-term leases with its customers.

Stocks that detracted from Fund performance included steel producer Steel Dynamics, Inc. The stock suffered, in part, due to downward pressure on steel prices caused by an increasing supply of the metal from China. On the demand side, the U.S. auto industry continued to struggle and, consequently, used less steel than expected. The Fund also was hampered by its position in Dryships Inc., a Greek carrier of dry bulk items such as coal and iron ore. Investors’ fear of a slowdown in China was one factor that hurt this stock. With Dryships’ share price trading at roughly 3.5 times earnings, though, the stock appeared undervalued to us, especially given the fact that shipping rates began to recover toward the end of the period.

We believe that volatility in commodity prices is likely to continue. To help manage this volatility, we have applied a strategy of selling into strength when the causes for the volatility are well understood, and buying into weakness when our research tells us that investors have misinterpreted the situation. This strategy has worked well in the past, and we will continue to rely on it for the future. We also will keep an eye on demand from China and trends in the U.S. dollar, because a weak dollar tends to support higher commodity prices.

Portfolio Manager: William Gerlach, CFA and Jason Kotik, CFA

Class A: GGNAX

Class B: GGNBX
Class C: GGNCX
Class R: GGNRX
Institutional Service Class: GGNSX
Institutional Class: GGNIX

16 Semiannual Report 2005

Gartmore Global Natural Resources Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six Month*	Inception[1]

Class A	without SC2	17.16%	31.90%
	with SC3	10.38%	24.32%

Class B	without SC2	16.86%	31.00%
	with SC4	11.86%	26.00%

Class C	without SC2	16.84%	31.09%
	with SC5	15.84%	30.09%

Class R6		17.11%	31.42%

Institutional Class[6]		17.44%	32.23%

Institutional Service Class[6]		17.39%	32.06%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 17

Gartmore Global Natural Resources Fund

Sector Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Global Natural Resources Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000	$1,172	$8.29	1.54%
	Hypothetical	[1]	$1,000	$1,017	$7.73	1.54%

Class B	Actual		$1,000	$1,169	$11.88	2.21%
	Hypothetical	[1]	$1,000	$1,014	$11.10	2.21%

Class C	Actual		$1,000	$1,168	$11.88	2.21%
	Hypothetical	[1]	$1,000	$1,014	$11.10	2.21%

Class R	Actual		$1,000	$1,171	$10.28	1.91%
	Hypothetical	[1]	$1,000	$1,016	$9.59	1.91%

Institutional Service Class	Actual		$1,000	$1,174	$7.71	1.43%
	Hypothetical	[1]	$1,000	$1,018	$7.18	1.43%

Institutional Class	Actual		$1,000	$1,174	$6.79	1.26%
	Hypothetical	[1]	$1,000	$1,019	$6.33	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

18 Semiannual Report 2005

Gartmore Global Natural Resources Fund
Portfolio Summary

(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	87.9%
Cash Equivalents	4.0%
Other assets in excess of liabilities	8.1%

100.0%

Top Industries

Oil Company-Exploration & Production	25.3%
Oil Company-Integrated	24.4%
Oil & Gas Drilling	8.6%
Oil Field Services	5.6%
Energy	5.5%
Raw Materials	3.0%
Transport Services	2.8%
Coal Mining	2.8%
Pipelines	2.3%
Paper & Related Products	1.5%
Other Industries	18.2%

100.0%

Top Holdings*

Exxon Mobil Corp.	7.1%
ConocoPhillips	5.4%
ChevronTexaco Corp.	4.3%
BP PLC ADR — GB	3.5%
EOG Resources, Inc.	3.1%
Apache Corp.	2.8%
Nabors Industries Ltd.	2.8%
Peabody Energy Corp.	2.8%
Royal Dutch Petroleum Co.	2.7%
Ultra Petroleum Corp.	2.7%
Other Holdings	62.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 19

Sector Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Global Natural Resources Fund

Common Stocks (87.9%)

	Shares or
	Principal Amount	Value

Coal Mining (2.8%)
Peabody Energy Corp.	3,809	$166,720

Copper Production (1.2%)
Phelps Dodge Corp.	842	72,286

Energy (5.5%)
BJ Services Co.	2,089	101,839
Calpine Corp. (b)	6,401	11,458
CMS Energy Corp. (b)	3,320	42,894
KFx, Inc. (b)	6,008	65,487
Murphy Oil Corp.	800	71,272
NRG Energy, Inc. (b)	1,340	41,674

		334,624

Gold Mining (1.5%)
Freeport-McMoran Copper & Gold, Inc., Class B	1,000	34,660
Newmont Mining Corp.	1,500	56,955

		91,615

Industrial Gases (0.5%)
Praxair, Inc.	700	32,781

Machinery - Construction & Mining (0.6%)
Deere & Co.	600	37,524

Oil & Gas Drilling (8.6%)
ENSCO International, Inc.	2,500	81,500
Grey Wolf, Inc. (b)	26,441	158,646
Nabors Industries Ltd. (b)	3,178	171,198
Noble Corp.	1,874	95,387
Pioneer Drilling Co. (b)	1,099	14,496

		521,227

Oil Company - Exploration & Production (25.3%)
Apache Corp.	3,051	171,741
Brigham Exploration Co. (b)	3,789	31,638
Burlington Resources, Inc.	1,970	95,762
Carrizo Oil & Gas, Inc. (b)	297	4,909
Chesapeake Energy Corp.	1,400	26,936
Comstock Resources, Inc. (b)	870	22,011
Devon Energy Corp.	1,563	70,601
Diamond Offshore Drilling, Inc.	300	13,233
EnCana Corp.	1,800	114,948
Energy Partners Ltd. (b)	2,537	57,996
EOG Resources, Inc.	3,982	189,343
Noble Energy, Inc.	2,152	137,986
Parallel Petroleum Corp. (b)	11,740	91,337
Range Resources Corp.	1,616	36,602
Southwestern Energy Co. (b)	1,377	80,899
Talisman Energy, Inc.	3,491	105,254
Transocean Sedco Forex, Inc. (b)	2,109	97,794
Ultra Petroleum Corp. (b)	3,202	161,637
Whiting Petroleum Corp. (b)	600	18,162

		1,528,789

Oil Company - Integrated (24.4%)
BP PLC ADR - GB	3,472	211,445
ChevronTexaco Corp.	5,000	260,000
ConocoPhillips	3,100	325,035
Exxon Mobil Corp.	7,500	427,725
Royal Dutch Petroleum Co.	2,800	163,100
Unocal Corp.	1,600	87,280

		1,474,585

Oil Field Services (5.6%)
Grand Prideco, Inc. (b)	3,967	87,988
Halliburton Co.	3,382	140,658
National-Oilwell Varco, Inc. (b)	2,787	110,755

		339,401

Oil Refining & Marketing (1.2%)
Headwaters, Inc. (b)	1,537	49,138
Tesoro Corp. (b)	570	21,626

		70,764

Paper & Related Products (1.5%)
International Paper Co.	2,700	92,583

Pipelines (2.3%)
Enbridge, Inc.	1,200	60,552
The Williams Cos., Inc.	4,584	78,020

		138,572

Raw Materials (3.0%)
Cameco Corp.	200	7,776
Inco Ltd. (b)	1,600	57,184
Teck Cominco Ltd., Class B	800	25,855
Vulcan Materials Co.	1,700	90,168

		180,983

Steel Production (1.1%)
Oregon Steel Mills, Inc. (b)	2,359	39,230
Steel Dynamics, Inc.	950	25,821

		65,051

20 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Transport Services (2.8%)
Arlington Tankers Ltd.	584	$12,755
Dryships, Inc. (b)	5,404	85,761
Excel Maritime Carriers Ltd. (b)	100	1,423
Freightcar America, Inc. (b)	3,490	67,741

		167,680

Total Common Stocks		5,315,185

Cash Equivalents (4.0%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $244.431)	$244,372	244,372

Total Cash Equivalents		244,372

Total Investments (Cost $5,360,589) (a) — 91.9%		5,559,557
Other assets in excess of liabilities — 8.1%		488,166

NET ASSETS — 100.0%		$6,047,723

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

ADR      American Depositary Receipt.

GB       Great Britain

See notes to financial statements.

2005 Semiannual Report 21

Sector Series

Gartmore Global Technology and Communications Fund

(On Jan. 4, 2005, Portfolio Manager Chip Zhu took over full responsibility of the Fund due to the departure of former co-Portfolio Manager Aaron Harris. As noted below, the Fund has been repositioned to have a small- to mid-cap bias with stock selection focused on more valuation-sensitive securities. The industry risk, tracking error and beta have been reduced, and the emphasis is on stock selection to add value.)

For the semiannual period ended April 30, 2005, the Gartmore Global Technology and Communications Fund returned - 9.38% (Class A at NAV) versus -5.77% for its benchmark, the Goldman Sachs Technology Composite Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds was -4.60%.

The period began on a positive note, since technology stocks rallied in November and December. Investors turned cautious in early 2005, however, rotating money into more defensive sectors in the face of muted information technology spending and indications that worldwide economic growth might be slowing. Rising interest rates and high crude oil prices added to concerns about decelerating global economies.

In January, with the change in portfolio management noted above, we began restructuring the Fund’s holdings to implement an investment strategy which should improve results long-term. We moved from a thematic management style, which uses a top-down approach focusing on various themes or ideas offering potentially above-average growth, to a greater emphasis on fundamental, bottom-up stock selection. This transition led us to sell certain stocks that appeared overvalued or that lacked the superior growth characteristics we seek. Positions we liquidated that nevertheless detracted significantly from the Fund’s performance included Sonus Networks, Inc.; TIBCO Software Inc.; and eBay Inc. The latter sale was indicative of our reduction in the Fund’s exposure to Internet stocks which, as a group, we thought were too expensive.

In keeping with our greater emphasis on fundamentals, we increased the Fund’s weighting in certain Asian and small-cap stocks that we thought had strong growth potential and reasonable valuations. One of these was ChipMOS Technologies LTD., a Taiwan-based company offering contract testing and packaging services for semiconductor makers. Another purchase was Magma Design Automation, which makes software that automates the design of integrated circuits. Both stocks made positive contributions to performance. Also aiding performance was MICROS Systems, Inc., a provider of reservation management software for the hospitality industry. The stock was fairly cheap and relatively unknown among analysts, and the company’s revenue was growing in excess of 50% annually. We added significantly to the position during the period.

We also boosted the Fund’s positions in certain large-cap technology leaders, including Intel Corp., Dell Inc. and Cisco Systems, Inc. Of these, Intel helped performance, while Dell and Cisco were detractors. Raising our exposure to Intel was part of a transition from significantly underweighting to slightly overweighting semiconductor stocks. We thought Intel had sold off to attractive levels, and we liked the PC market’s ongoing transition from desktops to notebooks, whose chips offer higher profit margins for Intel.

Since our January repositioning, the Fund is on a more stable track, and we believe that it is positioned to outperform its Index as we move into the second quarter. In the latter part of the first quarter, we began to see confirmation that our strategies are working, and we expect that this progress will continue. The technology and communications sector remains challenging due to concerns in macroeconomics, lack of growth drivers in technology, and rich valuations relative to other sectors. Our expectation is that, sometime during the second half of this year, a recovery will take place, and we believe that we are positioned to take advantage of these opportunities with our mid-cap/valuation-sensitive orientation.

Portfolio Manager: Chip Zhu

Class A: GAGTX
Class B: GBGTX
Class C: GCGTX
Class R: GGTRX
Institutional Service Class: GIGTX
Institutional Class: GGTIX

22 Semiannual Report 2005

Gartmore Global Technology and Communications Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		Month*	Year	Inception[1]

Class A	without sales charge[2]	-9.38%	-9.89%	-19.79%
	with sales charge[3]	-14.48%	-15.16%	-20.77%

Class B	without sales charge[2]	-9.68%	-10.47%	-20.37%
	with sales charge[4]	-14.19%	-14.94%	-20.67%

Class C [5]	without sales charge[2]	-9.62%	-10.40%	-20.26%
	with sales charge[6]	-10.52%	-11.30%	-20.26%

Class R [7,9]		-9.36%	-9.88%	-20.26%

Institutional Class [9]		-9.22%	-9.47%	-19.48%

Institutional Service Class [9]		-8.96%	-9.47%	19.48%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI® (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 23

Gartmore Global Technology and Communications Fund

Sector Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
Global Technology and			Value,	Value,	Expenses Paid	Expense
Communications Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$906.20	$8.03	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.57	$8.54	1.70%

Class B	Actual		$1,000.00	$903.20	$11.28	2.39%
	Hypothetical	[1]	$1,000.00	$1,013.15	$12.00	2.39%

Class C	Actual		$1,000.00	$903.80	$11.28	2.39%
	Hypothetical	[1]	$1,000.00	$1,013.15	$12.00	2.39%

Class R	Actual		$1,000.00	$906.40	$8.51	1.80%
	Hypothetical	[1]	$1,000.00	$1,016.07	$9.04	1.80%

Institutional Service Class	Actual		$1,000.00	$910.40	$7.58	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.07	$8.03	1.60%

Institutional Class	Actual		$1,000.00	$907.80	$6.58	1.39%
	Hypothetical	[1]	$1,000.00	$1,018.11	$6.98	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

24 Semiannual Report 2005

Gartmore Global Technology and Communications Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.9%
Cash Equivalents	5.6%
Other Investments*	5.6%
Liabilities in excess of other assets**	-5.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Electronic Components	21.7%
Computer Hardware	18.2%
Computer Software	17.9%
Semiconductors	12.3%
Networking	6.6%
Computer Services	4.4%
Internet Services/ Software	3.7%
Telecommunication Equipment	3.3%
Wireless Equipment	3.1%
Computers — Integrated Systems	1.7%
Other Industries	7.1%

100.0%

Top Holdings***

Microsoft Corp.	9.4%
Intel Corp.	6.9%
International Business Machines Corp.	6.6%
Cisco Systems, Inc.	5.5%
Hewlett Packard Co.	5.3%
Dell, Inc.	4.4%
QUALCOMM, Inc.	3.1%
ChipMOS Technologies Ltd.	3.1%
Cognizant Technology Solutions Corp., Class A	3.0%
Broadcom Corp., Class A	2.7%
Other Holdings	50.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 25

Sector Series

Statement of Investments

April 30, 2005 (Unaudited)

Gartmore Global Technology and Communications Fund

Common Stocks (93.9%)

	Shares or
	Principal Amount	Value

Communications Software (0.5%)
InPhonic, Inc. (b)	2,700	$41,634

Computer Hardware (18.2%)
Dell, Inc. (b)	10,300	358,749
EMC Corp. (b)	12,200	160,064
Hewlett Packard Co.	21,500	440,105
International Business Machines Corp.	7,100	542,298

		1,501,216

Computer Peripherals (0.5%)
Lexmark International, Inc., Class A (b)	600	41,670

Computer Services (4.4%)
Cognizant Technology Solutions Corp., Class A (b)	5,800	243,658
Digital River, Inc. (b)	1,300	34,580
Sun Microsystems, Inc. (b)	22,500	81,675

		359,913

Computer Software (17.9%)
AutoDesk, Inc	6,300	200,529
Business Objects SA ADR - FR (b)	5,900	152,279
Magma Design Automation, Inc. (b)	26,700	163,938
Microsoft Corp.	30,700	776,710
MRO Software, Inc. (b)	7,000	89,530
Siebel Systems, Inc. (b)	10,500	94,500

		1,477,486

Computers - Integrated Systems (1.7%)
MICROS Systems, Inc. (b)	3,600	142,740

Electronic Components (21.7%)
Benchmark Electronics, Inc. (b)	2,600	70,304
Broadcom Corp., Class A (b)	7,500	224,325
Celestica, Inc. (b)	3,000	34,500
Cree Research, Inc. (b)	5,000	120,950
Flextronics International Ltd. (b)	12,200	136,030
Intel Corp.	24,100	566,832
MEMC Electronic Materials, Inc. (b)	6,600	77,418
Pixelworks, Inc. (b)	4,200	32,340
PMC-Sierra, Inc. (b)	8,300	66,898
Silicon Image, Inc. (b)	3,500	35,245
SiRF Technology Holdings, Inc. (b)	5,100	58,191
Skyworks Solutions, Inc. (b)	11,600	60,784
Sonic Solutions (b)	11,600	170,404
Xilinx, Inc.	4,800	129,312

		1,783,533

Internet Services/ Software (3.7%)
Akamai Technologies, Inc. (b)	6,500	76,765
Google, Inc., Class A (b)	300	66,000
Shanda Interactive Entertainment Ltd. (b)	1,300	41,821
VeriSign, Inc. (b)	4,400	116,424

		301,010

Networking (6.6%)
Cisco Systems, Inc. (b)	26,300	454,464
Juniper Networks, Inc. (b)	3,800	85,842

		540,306

Semiconductors (12.3%)
Analog Devices, Inc.	2,200	75,042
ChipMOS Technologies Ltd. (b)	37,800	256,284
Conexant Systems, Inc. (b)	58,600	65,632
Genesis Microchip, Inc. (b)	5,700	81,567
Integrated Circuit Systems, Inc. (b)	4,500	82,215
KLA-Tencor Corp.	3,400	132,668
Linear Technology Corp.	2,100	75,054
Texas Instruments, Inc.	6,500	162,240
Ultratech Stepper, Inc. (b)	5,000	79,600

		1,010,302

Telecommunication Equipment (3.3%)
Arris Group, Inc. (b)	26,000	197,340
Tekelec (b)	5,200	70,772

		268,112

Wireless Equipment (3.1%)
QUALCOMM, Inc.	7,400	258,186

Total Common Stocks		7,726,108

Cash Equivalents (5.6%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $460,572)	$460,461	460,461

Total Cash Equivalents		460,461

26 Semiannual Report 2005

Short-Term Securities Held as Collateral for Securities Lending (5.6%)

	Shares or
	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	$460,775	$460,775

Total Short-Term Securities Held as Collateral for Securities Lending		460,775

Total Investments (Cost $9,029,906) (a) — 105.1%		8,647,344
Liabilities in excess of other assets — (5.1)%		(416,139)

NET ASSETS — 100.0%		$8,231,205

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

FR       France

See notes to financial statements.

2005 Semiannual Report 27

Sector Series

Gartmore Global Utilities Fund

For the semiannual period ended April 30, 2005, the Gartmore Global Utilities Fund returned 11.30% (Class A at NAV) versus 7.10% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 11.29%.

The Fund’s performance was hurt by a lack of exposure to BT Group, a dominant U.K. telecommunications carrier with a large Index weighting. While we were not impressed with BT Group’s growth prospects, investors were attracted to the stock’s generous dividend yield. Norwegian telecom service provider Telenor ASA also detracted from Fund performance. Weak revenue growth in Norway and lackluster profit margins in developing countries hampered the stock.

The Fund benefited from underweighting telecommunication stocks in favor of utilities and placing a significant stake in the energy sector, where record-high crude oil prices provided a favorable backdrop for companies that supply energy products to the utility industry. The situation in the energy market also helped the utilities themselves; they were able to mitigate the impact of higher costs by charging higher electricity prices.

In contrast, telecommunication services providers were hampered by stiff competition in both the wireline and wireless segments. In addition, wireline providers had to cope with the increasingly widespread phenomenon of customers who have stopped using wireline services altogether in favor of wireless phones.

Topping the Fund’s contributors during the period was oil and gas producer EOG Resources, Inc., which announced in February that its net income for the fourth quarter of 2004 had almost tripled from the year-earlier period. Other energy stocks that aided Fund performance included Austrian oil producer OMV AG and two U.S. stocks, Sunoco Inc. and ConocoPhillips. In the utilities segment, Finnish holding Fortum Corp. was a strong performer; the company’s use of hydroelectric power enabled it to benefit from charging higher prices for its electricity without absorbing higher energy costs. Trading at approximately 10 times earnings, this stock, in our opinion, remained a bargain, especially given its high dividend yield. In the telecom services sector, underweighted positions that benefited the Fund’s performance included RBOC (regional Bell operating company) SBC Communications Inc. and Japanese wireless services provider NTT DoCoMo, Inc., both of which finished the period with negative returns.

Our outlook on the utilities industry remains positive, because we believe that the environment of high energy and electricity prices is more than a passing phenomenon. In addition, many stocks in the sector are still cheap on a price-to-earnings basis and continue to carry attractive dividend yields. Ongoing consolidation in the industry also could help boost profit margins, which could set the stage for further advancement in share prices.

Portfolio Manager: Ben Walker

Class A: GGUAX

Class B: GGUBX
Class C: GGUCX
Class R: GLURX
Institutional Service Class: GUISX
Institutional Class: GLUIX

28 Semiannual Report 2005

Gartmore Global Utilities Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A	without sales charge[2]	11.30%	28.81%	6.40%
	with sales charge[3]	4.93%	21.35%	4.55%

Class B	without sales charge[2]	10.95%	27.92%	5.64%
	with sales charge[4]	5.95%	22.92%	4.85%

Class C	without sales charge[2]	10.94%	27.95%	5.64%
	with sales charge[5]	9.94%	26.95%	5.64%

Class R [6,8]		11.28%	28.61%	5.87%

Institutional Class[7,8]		11.48%	29.23%	6.70%

Institutional Service Class[8]		11.48%	29.23%	6.70%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 29

Gartmore Global Utilities Fund

Sector Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
			Value,	Value,	Expenses Paid	Expense
Global Utilities Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$1,113.00	$7.70	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.71	$7.38	1.47%

Class B	Actual		$1,000.00	$1,109.50	$11.51	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,109.40	$11.51	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class R	Actual		$1,000.00	$1,112.80	$7.44	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%

Institutional Service Class	Actual		$1,000.00	$1,114.80	$6.29	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

Institutional Class	Actual		$1,000.00	$1,114.80	$6.29	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

30 Semiannual Report 2005

Gartmore Global Utilities Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.1%
Cash Equivalents	2.9%

100.0%

Top Industries

Telecommunications	36.9%
Gas & Electric Utility	33.0%
Electric Utility	18.0%
Water Utility	8.8%
Building & Construction	0.4%
Other Industries	2.9%

100.0%

Top Holdings*

Vodafone Group PLC	7.6%
Verizon Communications, Inc.	6.6%
National Grid Transco PLC	3.4%
Deutsche Telekom AG	3.2%
Duke Energy Corp.	3.0%
Enel SpA	3.0%
Dominion Resources, Inc.	2.9%
Suez SA	2.8%
FirstEnergy Corp.	2.7%
Suncor Energy, Inc.	2.6%
Other Holdings	62.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 31

Sector Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Global Utilities Fund

Common Stocks (97.1%)

	Shares or
	Principal Amount	Value

AUSTRIA (0.8%)
Telecommunications (0.8%)
Telekom Austria AG (c)	4,117	$79,042

BELGIUM (2.0%)
Telecommunications (2.0%)
Belgacom SA (c)	4,220	161,626
Mobistar SA (b)(c)	460	39,200

		200,826

CANADA (2.9%)
Oil & Gas Utility (2.6%)
Suncor Energy, Inc. (c)	7,242	267,502

Telecommunications (0.3%)
BCE, Inc. (c)	1,106	26,555

		294,057

DENMARK (0.4%)
Telecommunications (0.4%)
TDC AS (c)	950	40,574

FINLAND (2.8%)
Oil & Gas Utility (2.8%)
Fortum Oyj (c)	14,421	218,449
Neste Oil Oyj (b)(c)	3,026	67,614

		286,063

FRANCE (5.4%)
Building & Construction (0.4%)
Bouygues SA (c)	1,110	44,240

Telecommunications (2.1%)
France Telecom SA (c)	7,293	214,438

Water Utility (2.9%)
Suez SA (c)	10,533	288,215

		546,893

GERMANY (7.5%)
Gas & Electric Utility (4.3%)
E. ON AG (c)	2,953	250,512
Rwe AG (c)	3,080	183,933

		434,445

Telecommunications (3.2%)
Deutsche Telekom AG (c)	17,374	328,819

		763,264

GREECE (2.1%)
Electric Utility (0.2%)
Public Power Corp. (b) (c)	710	18,982

Telecommunications (1.9%)
Hellenic Telecommunications Organization SA (c)	8,376	156,525
Tim Hellas Telecommunications SA (c)	1,614	33,248

		189,773

		208,755

HONG KONG (0.2%)
Electric Utility (0.2%)
CLP Holdings Ltd. (c)	3,000	17,009

ITALY (6.3%)
Electric Utility (3.1%)
Enel SpA (c)	32,122	304,753

Oil & Gas (1.4%)
Eni SpA (c)	5,060	127,256
Snam Rete Gas SpA (c)	3,331	18,710

		145,966

Telecommunications (1.8%)
Telecom Italia Mobile SpA (c)	997	5,814
Telecom Italia SpA (c)	30,384	103,029
Telecom Italia (c)	27,860	78,594

		187,437

		638,156

JAPAN (6.2%)
Electric Utility (2.0%)
Chubu Electric Power Co., Inc. (c)	1,900	45,539
Kansai Electric Power Co., Inc. (c)	1,600	32,177
Kyushu Electric Power Co., Inc. (c)	1,300	27,882
Tohoku Electric Power Co., Inc. (c)	1,300	25,092
Tokyo Electric Power Co., Inc. (c)	3,200	76,824

		207,514

Gas Utility (0.5%)
Osaka Gas Co. Ltd. (c)	8,000	25,175
Tokyo Gas Co. Ltd. (c)	6,000	24,094

		49,269

Telecommunications (3.7%)
Nippon Telegraph & Telephone Corp. (c)	40	167,602
NTT DoCoMo, Inc. (c)	130	201,338

		368,940

		625,723

NORWAY (1.5%)
Oil & Gas (1.5%)
Statoil ASA (c)	8,460	148,482

PORTUGAL (0.3%)
Telecommunications (0.3%)
Portugal Telecom, SA (b) (c)	2,824	31,096

32 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SINGAPORE (0.6%)
Telecommunications (0.6%)
Singapore Telecommunications Ltd. (c)	37,285	$58,270

SOUTH AFRICA (1.4%)
Oil & Gas Utility (1.4%)
Sasol Ltd. (c)	5,970	139,675

SPAIN (5.9%)
Electric Utility (2.0%)
Iberdrola SA (c)	7,630	198,810

Gas & Electric Utility (1.8%)
Union Fenosa SA (c)	6,182	185,391

Telecommunications (2.1%)
Telefonica SA (c)	12,554	213,431

Television (0.0%)
Antena 3 Television SA (c)	136	2,666

		600,298

SWEDEN (0.4%)
Telecommunications (0.4%)
TeliaSonera AB (c)	8,090	42,633

UNITED KINGDOM (20.2%)
Electric Utility (6.8%)
International Power PLC (b) (c)	56,435	196,906
National Grid Transco PLC (c)	34,624	340,624
Scottish & Southern Energy PLC (c)	2,716	48,822
Scottish Power PLC (c)	12,460	100,876

		687,228

Telecommunications (7.5%)
Vodafone Group PLC (c)	295,465	772,714

Water Utility (5.9%)
AWG PLC (c)	12,145	202,654
Northumbrian Water Group PLC (c)	39,022	141,714
Pennon Group PLC (c)	10,175	190,650
United Utilities PLC (c)	1,559	18,950
United Utilities PLC, Class A (c)	5,615	48,662

		602,630

		2,062,572

UNITED STATES (30.2%)
Electric Utility (3.7%)
Dominion Resources, Inc.	3,881	292,628
Edison International	691	25,083
PPL Corp.	822	44,602
Southern Co. (The)	274	9,028

		371,341

GAS & ELECTRIC UTILITY (12.8%)
Constellation Energy Group	4,370	229,687
Duke Energy Corp.	10,515	306,933
Exelon Corp.	2,800	138,600
FirstEnergy Corp.	6,320	275,046
PG&E Corp.	1,380	47,914
SCANA Corp.	420	16,313
TXU Corp.	3,098	265,777
Wisconsin Energy Corp.	750	26,445

		1,306,715

Oil & Gas Utility (3.9%)
ConocoPhillips	1,864	195,440
EOG Resources, Inc.	4,187	199,092

		394,532

Telecommunications (9.8%)
AT&T Corp.	1,159	22,172
BellSouth Corp.	2,841	75,258
Nextel Communications, Inc., Class A (b)	3,873	108,405
SBC Communications, Inc.	5,423	129,067
Verizon Communications, Inc.	18,830	674,114

		1,009,016

		3,081,604

Total Common Stocks		9,864,992

Cash Equivalents (2.9%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $295,968)	$295,896	295,896

Total Cash Equivalents		295,896

Total Investments (Cost $9,849,029) (a) — 100.0%		10,160,888
Other assets in excess of liabilities — 0.0%		427

NET ASSETS — 100.0%		$10,161,315

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Fair Valued Security.

See notes to financial statements.

2005 Semiannual Report 33

Sector Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore	Gartmore	Gartmore	Gartmore Global
	Global Financial	Global Health	Global Natural	Technology and
	Services Fund	Sciences Fund	Resources Fund	Communications Fund

Assets:
Investments, at value (cost $9,667,885; $17,292,400; $5,116,217; $8,569,445; and $9,553,133; respectively)	$9,897,071	$18,375,986	$5,315,185	$8,186,883
Repurchase agreements, at cost and value	578,633	1,370,631	244,372	460,461

Total Investments	10,475,704	19,746,617	5,559,557	8,647,344

Cash	—	—	13,558	—
Foreign currency, at value (cost $6,107; $0; $0; $176,593 and $2,165; respectively)	6,083	—	—	188,777
Interest and dividends receivable	38,470	9,766	3,090	2,389
Receivable for capital shares issued	—	52,589	4,995	—
Receivable for investments sold	151,063	1,490,972	726,816	674,167
Unrealized appreciation on forward foreign currency contracts	317	—	—	—
Receivable from adviser	4,954	1,221	6,730	6,369
Reclaims receivable	4,749	—	—	—
Prepaid expenses and other assets	4,258	7,658	17,889	6,111

Total Assets	10,685,598	21,308,823	6,332,635	9,525,157

Liabilities:
Payable to custodian	6,051	—	29	—
Payable for investments purchased	114,538	607,296	278,528	815,408
Payable for capital shares redeemed	—	—	—	499
Payable for return of collateral received for securities on loan	—	517,188	—	460,775
Accrued expenses and other payables
Investment advisory fees	7,586	14,064	3,420	6,038
Fund administration and transfer agent fees	316	809	1,548	3,699
Distribution fees	2,682	4,860	752	1,397
Administrative servicing fees	37	2,407	135	448
Other	68	229	500	5,688

Total Liabilities	131,278	1,146,853	284,912	1,293,952

Net Assets	$10,554,320	$20,161,970	$6,047,723	$8,231,205

Represented by:
Capital	$9,976,848	$18,566,336	$5,271,488	$15,414,290
Accumulated net investment income (loss)	36,514	(58,672)	(2,435)	(28,744)
Accumulated net realized gains (losses) from investment and foreign currency transactions	311,410	570,720	579,838	(6,783,963)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	229,548	1,083,586	198,832	(370,378)

Net Assets	$10,554,320	$20,161,970	$6,047,723	$8,231,205

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Global
Utilities Fund

Assets:
Investments, at value (cost $9,667,885; $17,292,400; $5,116,217; $8,569,445; and $9,553,133; respectively)	$9,864,992
Repurchase agreements, at cost and value	295,896

Total Investments	10,160,888

Cash	—
Foreign currency, at value (cost $6,107; $0; $0; $176,593 and $2,165; respectively)	2,629
Interest and dividends receivable	17,049
Receivable for capital shares issued	3,295
Receivable for investments sold	110,926
Unrealized appreciation on forward foreign currency contracts	408
Receivable from adviser	5,245
Reclaims receivable	4,124
Prepaid expenses and other assets	5,858

Total Assets	10,310,422

Liabilities:
Payable to custodian	2,773
Payable for investments purchased	135,236
Payable for capital shares redeemed	—
Payable for return of collateral received for securities on loan	—
Accrued expenses and other payables
Investment advisory fees	5,602
Fund administration and transfer agent fees	230
Distribution fees	4,827
Administrative servicing fees	142
Other	297

Total Liabilities	149,107

Net Assets	$10,161,315

Represented by:
Capital	$8,938,924
Accumulated net investment income (loss)	47,911
Accumulated net realized gains (losses) from investment and foreign currency transactions	862,115
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	312,365

Net Assets	$10,161,315

34 Semiannual Report 2005

Statements of Assets and Liabilities (Continued)
April 30, 2005 (Unaudited)

	Gartmore	Gartmore	Gartmore	Gartmore Global
	Global Financial	Global Health	Global Natural	Technology and
	Services Fund	Sciences Fund	Resources Fund	Communications Fund

Net Assets:
Class A Shares	$3,187,864	$7,599,807	$1,444,212	$2,659,347
Class B Shares	1,131,419	1,217,848	151,538	909,259
Class C Shares	1,356,898	3,303,023	483,173	70,919
Class R Shares	1,137	1,087	1,472	838
Institutional Service Class Shares	1,103,941	5,559,493	1,320	3,406,610
Institutional Class Shares	3,773,061	2,480,712	3,966,008	1,184,232

Total	$10,554,320	$20,161,970	$6,047,723	$8,231,205

Shares outstanding (unlimited number of shares authorized):
Class A Shares	257,190	684,686	113,506	832,928
Class B Shares	92,960	112,971	11,969	295,110
Class C Shares	111,501	306,248	38,134	22,845
Class R Shares	94	101	115	270
Institutional Service Class Shares	88,604	495,614	104	1,049,373
Institutional Class Shares	302,888	220,753	311,380	363,984

Total	853,237	1,820,373	475,208	2,564,510

Net asset value:
Class A Shares	$12.39	$11.10	$12.72	$3.19
Class B Shares (a)	$12.17	$10.78	$12.66	$3.08
Class C Shares (b)	$12.17	$10.79	$12.67	$3.10
Class R Shares	$12.20	$10.85	$12.70	$3.10
Institutional Service Class Shares	$12.46	$11.22	$12.73	$3.25
Institutional Class Shares	$12.46	$11.24	$12.74	$3.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.15	$11.78	$13.50	$3.38

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Global
Utilities Fund

Net Assets:
Class A Shares	$2,209,319
Class B Shares	1,126,273
Class C Shares	4,394,632
Class R Shares	1,316
Institutional Service Class Shares	932,742
Institutional Class Shares	1,497,033

Total	$10,161,315

Shares outstanding (unlimited number of shares authorized):
Class A Shares	187,323
Class B Shares	96,666
Class C Shares	377,587
Class R Shares	113
Institutional Service Class Shares	78,787
Institutional Class Shares	126,454

Total	866,930

Net asset value:
Class A Shares	$11.79
Class B Shares (a)	$11.65
Class C Shares (b)	$11.64
Class R Shares	$11.69
Institutional Service Class Shares	$11.84
Institutional Class Shares	$11.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.51

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2005 Semiannual Report 35

Sector Series

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore	Gartmore	Gartmore	Gartmore Global
	Global Financial	Global Health	Global Natural	Technology and	Gartmore Global
	Services Fund	Sciences Fund	Resources Fund	Communications Fund	Utilities Fund

INVESTMENT INCOME:
Interest income	$6,179	$15,301	$2,729	$4,688	$3,079
Dividend income (net of foreign withholding tax of $4,410; $0; $66 $0 and $15,723; respectively)	119,615	71,286	30,026	38,595	135,679
Income from securities lending	—	1,761	—	2,928	—

Total Income	125,794	88,348	32,755	46,211	138,758

Expenses:
Investment advisory fees	38,990	77,096	17,008	38,376	28,380
Fund administration and transfer agent fees	10,293	11,193	3,776	7,080	10,782
Distribution fees Class A	3,641	8,782	630	3,733	2,246
Distribution fees Class B	5,743	5,722	252	5,186	5,066
Distribution fees Class C	6,227	12,314	708	395	17,775
Distribution fees Class R	2	2	3	2	2
Administrative servicing fees Class A	105	3,425	126	818	166
Administrative servicing fees Class R	—	—	2	—	—
Administrative servicing fees Institutional Service Class	—	5,073	1	4,047	—
Registration and filing fees	39,239	33,278	34,053	44,247	38,515
Printing fees	1,409	3,611	552	7,005	1,025
Other	1,060	2,090	1,820	1,518	1,434

Total expenses before reimbursed expenses	106,709	162,586	58,931	112,407	105,391
Expenses reimbursed	(30,341)	(15,566)	(28,730)	(37,452)	(31,493)

Total Expenses	76,368	147,020	30,201	74,955	73,898

Net Investment Income (Loss)	49,426	(58,672)	2,554	(28,744)	64,860

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	348,235	788,078	581,797	125,240	902,209
Net realized gains (losses) on foreign currency transactions	417	645	(393)	24	119

Net realized gains (losses) on investment and foreign currency transactions	348,652	788,723	581,404	125,264	902,328
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(160,121)	974,939	(49,516)	(938,814)	(230,200)

Net realized/unrealized gains (losses) on investments and foreign currencies	188,531	1,763,662	531,888	(813,550)	672,128

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$237,957	$1,704,990	$534,442	$(842,294)	$736,988

See notes to financial statements.

36 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore Global			Gartmore Global
	Financial Services Fund			Health Sciences Fund
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$49,426	$42,579		$(58,672)	$(85,681)
Net realized gains (losses) on investment and foreign currency transactions	348,652	455,605		788,723	41,841
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(160,121)	203,356		974,939	127,705

Change in net assets resulting from operations	237,957	701,540		1,704,990	83,865

Distributions to Class A Shareholders from:
Net investment income	(5,145)	(19,336)		—	—
Net realized gains on investments	(164,040)	(148,606)		(38,890)	(318,186)
Distributions to Class B Shareholders from:
Net investment income	—	(2,631)		—	—
Net realized gains on investments	(69,765)	(86,510)		(6,466)	(75,061)
Distributions to Class C Shareholders from:
Net investment income	—	(2,660)		—	—
Net realized gains on investments	(72,404)	(83,988)		(13,651)	(13,473)
Distributions to Class R Shareholders from:
Net investment income	(2)	(6	)(b)	—	—
Net realized gains on investments	(70)	—		(6)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(3,194)	(9,744)		—	—
Net realized gains on investments	(66,565)	(83,737)		(28,114)	(300,573)
Distributions to Institutional Class Shareholders from:
Net investment income	(7,637)	(1,601	)(a)	—	—
Net realized gains on investments	(101,460)	—		(6,183)	—

Change in net assets from shareholder distributions	(490,282)	(438,819)		(93,310)	(707,293)

Change in net assets from capital transactions	4,468,870	2,165,480		3,854,512	6,457,494

Change in net assets	4,216,545	2,428,201		5,466,192	5,834,066
Net Assets:
Beginning of period	6,337,775	3,909,574		14,695,778	8,861,712

End of period	$10,554,320	$6,337,775		$20,161,970	$14,695,778

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Global
	Natural Resources Fund
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (a)

	(Unaudited)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,554	$2,821
Net realized gains (losses) on investment and foreign currency transactions	581,404	129,700
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(49,516)	248,348

Change in net assets resulting from operations	534,442	380,869

Distributions to Class A Shareholders from:
Net investment income	(326)	(87)
Net realized gains on investments	(9,325)	—
Distributions to Class B Shareholders from:
Net investment income	(11)	—
Net realized gains on investments	(116)	—
Distributions to Class C Shareholders from:
Net investment income	—	—
Net realized gains on investments	(221)	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Net realized gains on investments	(43)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(1)	(2)
Net realized gains on investments	(40)	—
Distributions to Institutional Class Shareholders from:
Net investment income	(5,703)	(5,728)
Net realized gains on investments	(121,521)	—

Change in net assets from shareholder distributions	(137,307)	(5,817)

Change in net assets from capital transactions	2,156,796	3,118,740

Change in net assets	2,553,931	3,493,792
Net Assets:
Beginning of period	3,493,792	—

End of period	$6,047,723	$3,493,792

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 37

Sector Series

Statements of Changes in Net Assets

	Gartmore Global Technology		Gartmore Global
	and Communications Fund		Utilities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(28,744)	$(143,391)	$64,860	$30,549
Net realized gains (losses) on investment and foreign currency transactions	125,264	(1,129,803)	902,328	859,479
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(938,814)	176,659	(230,200)	302,803

Change in net assets resulting from operations	(842,294)	(1,096,535)	736,988	1,192,831

Distributions to Class A Shareholders from:
Net investment income	—	—	(8,135)	(3,515)
Net realized gains on investments	—	—	(35,442)	—
Distributions to Class B Shareholders from:
Net investment income	—	—	(2,188)	(480)
Net realized gains on investments	—	—	(21,341)	—
Distributions to Class C Shareholders from:
Net investment income	—	—	(6,631)	(4,370)
Net realized gains on investments	—	—	(70,568)	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(6)	(3	) (a)
Net realized gains on investments	—	—	(27)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(5,350)	(3,949)
Net realized gains on investments	—	—	(19,154)	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(4,385)	(557	) (b)
Net realized gains on investments	—	—	(13,216)	—

Change in net assets from shareholder distributions	—	—	(186,443)	(12,874)

Change in net assets from capital transactions	349,589	275,909	2,891,507	2,923,928

Change in net assets	(492,705)	(820,626)	3,442,052	4,103,885
Net Assets:
Beginning of period	8,723,910	9,544,536	6,719,263	2,615,378

End of period	$8,231,205	$8,723,910	$10,161,315	$6,719,263

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

38 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	(1.12)	(1.08)
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89
Six Months Ended April 30, 2005 (Unaudited)	$12.49	0.06	0.66	0.72
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77
Six Months Ended April 30, 2005 (Unaudited)	$12.30	0.02	0.65	0.67
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77
Six Months Ended April 30, 2005 (Unaudited)	$12.30	0.02	0.65	0.67
Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90
Six Months Ended April 30, 2005 (Unaudited)	$12.31	0.07	0.64	0.71
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	(1.12)	(1.06)
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93
Six Months Ended April 30, 2005 (Unaudited)	$12.55	0.09	0.66	0.75
Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	0.34	0.36
Six Months Ended April 30, 2005 (Unaudited)	$12.55	0.07	0.68	0.75

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.92	(10.78%	) (e)
Year Ended October 31, 2003	(0.02)	—	(0.02)	$11.80	32.59%
Year Ended October 31, 2004	(0.09)	(1.11)	(1.20)	$12.49	17.01%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.80)	(0.82)	$12.39	5.49%	(e)
Class B Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	) (e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Year Ended October 31, 2004	(0.03)	(1.11)	(1.14)	$12.30	16.15%
Six Months Ended April 30, 2005 (Unaudited)	—	(0.80)	(0.80)	$12.17	4.98%	(e)
Class C Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	) (e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Year Ended October 31, 2004	(0.03)	(1.11)	(1.14)	$12.30	16.16%
Six Months Ended April 30, 2005 (Unaudited)	—	(0.80)	(0.80)	$12.17	4.98%	(e)
Class R Shares
Period Ended October 31, 2004 (g)	(0.06)	—	(0.06)	$12.31	7.89%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.80)	(0.82)	$12.20	5.37%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.94	(10.57%	) (e)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$11.85	32.95%
Year Ended October 31, 2004	(0.12)	(1.11)	(1.23)	$12.55	17.25%
Six Months Ended April 30, 2005 (Unaudited)	(0.04)	(0.80)	(0.84)	$12.46	5.59%	(e)
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.03)	—	(0.03)	$12.55	2.96%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.04)	(0.80)	(0.84)	$12.46	5.59%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	) (f)	102.39%
Year Ended October 31, 2003	$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Year Ended October 31, 2004	$2,457	1.65%		1.06%		2.41%		0.31%		129.61%
Six Months Ended April 30, 2005 (Unaudited)	$3,188	1.66%	(f)	1.20%	(f)	2.37%	(f)	0.50%	(f)	68.37%
Class B Shares
Period Ended October 31, 2002 (d)	$672	2.38%	(f)	(0.25%	) (f)	4.51%	(f)	(2.38%	) (f)	102.39%
Year Ended October 31, 2003	$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Year Ended October 31, 2004	$1,072	2.40%		0.08%		3.67%		(0.54%	)	129.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,131	2.40%	(f)	0.39%	(f)	3.12%	(f)	(0.32%	) (f)	68.37%
Class C Shares
Period Ended October 31, 2002 (d)	$665	2.38%	(f)	(0.25%	) (f)	4.51%	(f)	(2.38%	) (f)	102.39%
Year Ended October 31, 2003	$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Year Ended October 31, 2004	$1,088	2.40%		0.20%		3.15%		(0.55%	)	129.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,357	2.40%	(f)	0.46%	(f)	3.11%	(f)	(0.25%	) (f)	68.37%
Class R Shares
Period Ended October 31, 2004 (g)	$1	1.98%	(f)	0.46%	(f)	2.74%	(f)	(0.30%	) (f)	129.61%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.70%	(f)	1.07%	(f)	2.57%	(f)	0.20%	(f)	68.37%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	) (f)	102.39%
Year Ended October 31, 2003	$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Year Ended October 31, 2004	$1,046	1.40%		1.20%		2.14%		0.46%		129.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,104	1.40%	(f)	1.39%	(f)	2.12%	(f)	0.68%	(f)	68.37%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$674	1.40%	(f)	0.53%	(f)	2.30%	(f)	(0.37%	) (f)	129.61%
Six Months Ended April 30, 2005 (Unaudited)	$3,773	1.40%	(f)	1.70%	(f)	2.07%	(f)	1.03%	(f)	68.37%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 39

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Health Sciences Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2001 (d)	$10.00	(0.03)	(0.63)	(0.66)
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64
Six Months Ended April 30, 2005 (Unaudited)	$10.04	(0.03)	1.15	1.12
Class B Shares
Period Ended October 31, 2001 (d)	$10.00	(0.09)	(0.62)	(0.71)
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56
Six Months Ended April 30, 2005 (Unaudited)	$9.78	(0.06)	1.12	1.06
Class C Shares
Period Ended October 31, 2002 (e)	$7.92	(0.01)	0.30	0.29
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55
Six Months Ended April 30, 2005 (Unaudited)	$9.78	(0.05)	1.12	1.07
Class R Shares
Period Ended October 31, 2004 (h)	$10.04	(0.09)	(0.14)	(0.23)
Six Months Ended April 30, 2005 (Unaudited)	$9.81	(0.03)	1.07	1.04
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65
Six Months Ended April 30, 2005 (Unaudited)	$10.13	(0.02)	1.17	1.15
Institutional Class Shares
Period Ended October 31, 2004 (i)	$10.92	(0.01)	(0.77)	(0.78)
Six Months Ended April 30, 2005 (Unaudited)	$10.14	(0.01)	1.17	1.16

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Return of	Total	Value, End	Total
	Gains	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.33	(6.61%	) (f)
Year Ended October 31, 2002	—	—	—	$8.30	(11.04%	)
Year Ended October 31, 2003	—	—	—	$10.24	23.37%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$10.04	6.26%
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$11.10	11.16%	(f)
Class B Shares
Period Ended October 31, 2001 (d)	—	—	—	$9.29	(7.10%	) (f)
Year Ended October 31, 2002	—	—	—	$8.21	(11.63%	)
Year Ended October 31, 2003	—	—	—	$10.06	22.53%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$9.78	5.52%
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$10.78	10.84%	(f)
Class C Shares
Period Ended October 31, 2002 (e)	—	—	—	$8.21	3.66%	(f)
Year Ended October 31, 2003	—	—	—	$10.07	22.66%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$9.78	5.52%
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$10.79	10.83%	(f)
Class R Shares
Period Ended October 31, 2004 (h)	—	—	—	$9.81	(2.29%	) (f)
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$10.85	11.22%	(f)
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.36	(6.25%	) (f)
Year Ended October 31, 2002	—	—	—	$8.35	(10.79%	)
Year Ended October 31, 2003	—	—	—	$10.32	23.59%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$10.13	6.30%
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$11.22	11.36%	(f)
Institutional Class Shares
Period Ended October 31, 2004 (i)	—	—	—	$10.14	(7.14%	) (f)
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	—	(0.06)	$11.24	11.45%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2001 (d)	$779	1.53%	(g)	(0.55%	) (g)	6.84%	(g)	(5.86%	) (g)	754.05%
Year Ended October 31, 2002	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Year Ended October 31, 2004	$6,144	1.59%		(0.67%	)	1.90%		(0.98%	)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$7,600	1.65%	(g)	(0.61%	) (g)	1.83%	(g)	(0.79%	) (g)	233.74%
Class B Shares
Period Ended October 31, 2001 (d)	$774	2.13%	(g)	(1.15%	) (g)	7.61%	(g)	(6.63%	) (g)	754.05%
Year Ended October 31, 2002	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Year Ended October 31, 2004	$1,076	2.25%		(1.32%	)	2.56%		(1.63%	)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$1,218	2.30%	(g)	(1.25%	) (g)	2.48%	(g)	(1.44%	) (g)	233.74%
Class C Shares
Period Ended October 31, 2002 (e)	$58	2.25%	(g)	(1.69%	) (g)	2.80%	(g)	(2.24%	) (g)	893.80%
Year Ended October 31, 2003	$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Year Ended October 31, 2004	$2,092	2.25%		(1.44%	)	2.57%		(1.76%	)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$3,303	2.30%	(g)	(1.28%	) (g)	2.48%	(g)	(1.46%	) (g)	233.74%
Class R Shares
Period Ended October 31, 2004 (h)	$1	1.88%	(g)	(1.03%	) (g)	2.22%	(g)	(1.37%	) (g)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.68%	(g)	(0.62%	) (g)	1.80%	(g)	(0.75%	) (g)	233.74%
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$781	1.10%	(g)	(0.13%	) (g)	6.59%	(g)	(5.62%	) (g)	754.05%
Year Ended October 31, 2002	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Year Ended October 31, 2004	$4,979	1.46%		(0.54%	)	1.76%		(0.84%	)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$5,559	1.50%	(g)	(0.46%	) (g)	1.68%	(g)	(0.64%	) (g)	233.74%
Institutional Class Shares
Period Ended October 31, 2004 (i)	$404	1.25%	(g)	(0.25%	) (g)	1.54%	(g)	(0.54%	) (g)	388.52%
Six Months Ended April 30, 2005 (Unaudited)	$2,481	1.32%	(g)	(0.38%	) (g)	1.48%	(g)	(0.54%	) (g)	233.74%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

40 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Global Natural Resources Fund

		Investment Activities

				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	—	1.25	1.25
Six Months Ended April 30, 2005 (Unaudited)	$11.23	—	0.01	1.89	1.90
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	—	1.24	1.21
Six Months Ended April 30, 2005 (Unaudited)	$11.21	(0.02)	0.01	1.87	1.86
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	—	1.23	1.21
Six Months Ended April 30, 2005 (Unaudited)	$11.21	(0.03)	0.01	1.88	1.86
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	—	1.24	1.22
Six Months Ended April 30, 2005 (Unaudited)	$11.22	(0.03)	0.01	1.90	1.88
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	—	1.23	1.25
Six Months Ended April 30, 2005 (Unaudited)	$11.23	0.01	0.01	1.89	1.91
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	—	1.25	1.26
Six Months Ended April 30, 2005 (Unaudited)	$11.24	0.02	0.01	1.89	1.92

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions

	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.23	12.58%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.40)	(0.41)	$12.72	17.16%	(e)
Class B Shares
Period Ended October 31, 2004 (d)	—	—	—	$11.21	12.10%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.40)	(0.41)	$12.66	16.86%	(e)
Class C Shares
Period Ended October 31, 2004 (d)	—	—	—	$11.21	12.20%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.40)	(0.40)	$12.67	16.84%	(e)
Class R Shares
Period Ended October 31, 2004 (d)	— (g)	—	—	$11.22	12.22%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.40)	(0.40)	$12.70	17.11%	(e)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.23	12.50%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.40)	(0.41)	$12.73	17.39%	(e)
Institutional Class Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.24	12.60%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.40)	(0.42)	$12.74	17.44%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$107	1.58%	(f)	(1.05%	) (f)	4.11%	(f)	(3.59%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$1,444	1.54%	(f)	(0.38%	) (f)	2.87%	(f)	(1.71%	) (f)	222.22%
Class B Shares
Period Ended October 31, 2004 (d)	$1	2.30%	(f)	(0.88%	) (f)	4.44%	(f)	(3.02%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$152	2.21%	(f)	(1.29%	) (f)	3.64%	(f)	(2.72%	) (f)	222.22%
Class C Shares
Period Ended October 31, 2004 (d)	$6	2.30%	(f)	(1.29%	) (f)	4.77%	(f)	(3.76%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$483	2.21%	(f)	(1.36%	) (f)	3.62%	(f)	(2.77%	) (f)	222.22%
Class R Shares
Period Ended October 31, 2004 (d)	$1	1.94%	(f)	(0.53%	) (f)	3.91%	(f)	(2.51%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.91%	(f)	(0.43%	) (f)	3.12%	(f)	(1.64%	) (f)	222.22%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.39%	(f)	0.17%	(f)	3.56%	(f)	(2.00%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.43%	(f)	0.06%	(f)	2.73%	(f)	(1.25%	) (f)	222.22%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$3,377	1.30%	(f)	0.27%	(f)	3.32%	(f)	(1.74%	) (f)	48.29%
Six Months Ended April 30, 2005 (Unaudited)	$3,966	1.26%	(f)	0.25%	(f)	2.51%	(f)	(1.00%	) (f)	222.22%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

2005 Semiannual Report 41

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Technology and Communications Fund

		Investment Activities

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.02)	1.14	1.12
Year Ended October 31, 2001	$11.12	(0.06)	(6.41)	(6.47)
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)
Six Months Ended April 30, 2005 (Unaudited)	$3.52	(0.01)	(0.32)	(0.33)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.06)	1.15	1.09
Year Ended October 31, 2001	$11.09	(0.09)	(6.40)	(6.49)
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)
Six Months Ended April 30, 2005 (Unaudited)	$3.41	(0.02)	(0.31)	(0.33)
Class C Shares
Period Ended October 31, 2001 (e)	$5.37	(0.02)	(1.36)	(1.38)
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)
Six Months Ended April 30, 2005 (Unaudited)	$3.43	(0.02)	(0.31)	(0.33)
Class R Shares
Period Ended October 31, 2004 (i)	$3.70	(0.05)	(0.23)	(0.28)
Six Months Ended April 30, 2005 (Unaudited)	$3.42	(0.01)	(0.31)	(0.32)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.15	1.12
Year Ended October 31, 2001	$11.12	(0.04)	(6.39)	(6.43)
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)
Six Months Ended April 30, 2005 (Unaudited)	$3.57	(0.01)	(0.31)	(0.32)
Institutional Class Shares
Period Ended October 31, 2004 (j)	$3.81	(0.01)	(0.22)	(0.23)
Six Months Ended April 30, 2005 (Unaudited)	$3.58	(0.01)	(0.32)	(0.33)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions

	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.02	(60.93%	)
Year Ended October 31, 2002	—	—	$2.63	(34.58%	) (h)
Year Ended October 31, 2003	—	—	$3.86	46.77%
Year Ended October 31, 2004	—	—	$3.52	(8.81%	)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.19	(9.38%	) (f)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.09	10.90%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$3.97	(61.30%	)
Year Ended October 31, 2002	—	—	$2.58	(35.01%	) (h)
Year Ended October 31, 2003	—	—	$3.77	46.12%
Year Ended October 31, 2004	—	—	$3.41	(9.55%	)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.08	(9.68%	) (f)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$3.99	(25.70%	) (f)
Year Ended October 31, 2002	—	—	$2.60	(34.84%	) (h)
Year Ended October 31, 2003	—	—	$3.79	45.77%
Year Ended October 31, 2004	—	—	$3.43	(9.50%	)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.10	(9.62%	) (f)
Class R Shares
Period Ended October 31, 2004 (i)	—	—	$3.42	(7.57%	) (f)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.10	(9.36%	) (f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.06	(60.58%	)
Year Ended October 31, 2002	—	—	$2.66	(34.48%	) (h)
Year Ended October 31, 2003	—	—	$3.92	47.37%
Year Ended October 31, 2004	—	—	$3.57	(8.93%	)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.25	(8.96%	) (f)
Institutional Class Shares
Period Ended October 31, 2004 (j)	—	—	$3.58	(6.04%	) (f)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$3.25	(9.22%	) (f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (b)

Class A Shares
Period Ended October 31, 2000 (d)	$4,602	1.73%	(g)	(1.07%	) (g)	4.43%	(g)	(3.77%	) (g)	149.08%
Year Ended October 31, 2001	$2,038	1.73%		(1.05%	)	6.38%		(5.70%	)	922.33%
Year Ended October 31, 2002	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Year Ended October 31, 2004	$2,991	1.71%		(1.45%	)	2.02%		(1.76%	)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$2,659	1.70%	(g)	(0.62%	) (g)	2.56%	(g)	(1.48%	) (g)	376.90%
Class B Shares
Period Ended October 31, 2000 (d)	$2,275	2.33%	(g)	(1.69%	) (g)	5.18%	(g)	(4.54%	) (g)	149.08%
Year Ended October 31, 2001	$1,137	2.33%		(1.66%	)	7.21%		(6.54%	)	922.33%
Year Ended October 31, 2002	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Year Ended October 31, 2004	$1,064	2.40%		(2.14%	)	2.72%		(2.46%	)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$909	2.39%	(g)	(1.31%	) (g)	3.25%	(g)	(2.17%	) (g)	376.90%
Class C Shares
Period Ended October 31, 2001 (e)	$29	2.33%	(g)	(1.79%	) (g)	9.94%	(g)	(9.40%	) (g)	922.33%
Year Ended October 31, 2002	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Year Ended October 31, 2004	$79	2.40%		(2.14%	)	2.73%		(2.47%	)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$71	2.39%	(g)	(1.32%	) (g)	3.25%	(g)	(2.18%	) (g)	376.90%
Class R Shares
Period Ended October 31, 2004 (i)	$1	1.99%	(g)	(1.75%	) (g)	2.28%	(g)	(2.04%	) (g)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.80%	(g)	(0.76%	) (g)	2.73%	(g)	(1.69%	) (g)	376.90%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,854	1.40%	(g)	(0.76%	) (g)	4.17%	(g)	(3.53%	) (g)	149.08%
Year Ended October 31, 2001	$730	1.40%		(0.70%	)	5.70%		(5.00%	)	922.33%
Year Ended October 31, 2002	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Year Ended October 31, 2004	$4,358	1.62%		(1.36%	)	1.92%		(1.67%	)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$3,407	1.60%	(g)	(0.51%	) (g)	2.46%	(g)	(1.37%	) (g)	376.90%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$231	1.40%	(g)	(1.05%	) (g)	1.92%	(g)	(1.57%	) (g)	722.91%
Six Months Ended April 30, 2005 (Unaudited)	$1,184	1.39%	(g)	(0.65%	) (g)	2.27%	(g)	(1.52%	) (g)	376.90%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional
Service Class shares, respectively.
(i)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

42 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Global Utilities Fund

		Investment Activities

				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11	—	(2.85)	(2.74)
Year Ended October 31, 2003	$7.20	0.07	—	1.06	1.13
Year Ended October 31, 2004	$8.28	0.09	—	2.54	2.63
Six Months Ended April 30, 2005 (Unaudited)	$10.87	0.10	0.04	1.09	1.23
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	—	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	—	1.05	1.07
Year Ended October 31, 2004	$8.22	0.04	—	2.50	2.54
Six Months Ended April 30, 2005 (Unaudited)	$10.75	0.06	0.04	1.08	1.18
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	—	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	—	1.05	1.07
Year Ended October 31, 2004	$8.22	0.03	—	2.51	2.54
Six Months Ended April 30, 2005 (Unaudited)	$10.74	0.05	0.04	1.08	1.17
Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	—	1.58	1.66
Six Months Ended April 30, 2005 (Unaudited)	$10.78	0.11	0.04	1.06	1.21
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13	—	(2.85)	(2.72)
Year Ended October 31, 2003	$7.21	0.09	—	1.06	1.15
Year Ended October 31, 2004	$8.30	0.13	—	2.53	2.66
Six Months Ended April 30, 2005 (Unaudited)	$10.91	0.12	0.04	1.09	1.25
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	—	1.15	1.18
Six Months Ended April 30, 2005 (Unaudited)	$10.91	0.10	0.04	1.10	1.24

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions

	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.06)	—	(0.06)	$7.20	(27.46%	) (e)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$8.28	15.80%
Year Ended October 31, 2004	(0.04)	—	(0.04)	$10.87	31.81%
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	(0.25)	(0.31)	$11.79	11.30%	(e)
Class B Shares
Period Ended October 31, 2002 (d)	(0.03)	—	(0.03)	$7.18	(27.93%	) (e)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$8.22	14.92%
Year Ended October 31, 2004	(0.01)	—	(0.01)	$10.75	30.86%
Six Months Ended April 30, 2005 (Unaudited)	(0.03)	(0.25)	(0.28)	$11.65	10.95%	(e)
Class C Shares
Period Ended October 31, 2002 (d)	(0.03)	—	(0.03)	$7.18	(27.93%	) (e)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$8.22	14.92%
Year Ended October 31, 2004	(0.02)	—	(0.02)	$10.74	30.90%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.25)	(0.27)	$11.64	10.94%	(e)
Class R Shares
Period Ended October 31, 2004 (g)	(0.02)	—	(0.02)	$10.78	18.23%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.05)	(0.25)	(0.30)	$11.69	11.28%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.07)	—	(0.07)	$7.21	(27.27%	) (e)
Year Ended October 31, 2003	(0.06)	—	(0.06)	$8.30	16.10%
Year Ended October 31, 2004	(0.05)	—	(0.05)	$10.91	32.13%
Six Months Ended April 30, 2005 (Unaudited)	(0.07)	(0.25)	(0.32)	$11.84	11.48%	(e)
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.02)	—	(0.02)	$10.91	12.15%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.06)	(0.25)	(0.31)	$11.84	11.48%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	) (f)	146.88%
Year Ended October 31, 2003	$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Year Ended October 31, 2004	$1,190	1.45%		1.14%		2.70%		(0.10%	)	391.22%
Six Months Ended April 30, 2005 (Unaudited)	$2,209	1.47%	(f)	1.91%	(f)	2.25%	(f)	1.14%	(f)	129.70%
Class B Shares
Period Ended October 31, 2002 (d)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	) (f)	146.88%
Year Ended October 31, 2003	$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$885	2.20%		0.41%		3.46%		(0.84%	)	391.22%
Six Months Ended April 30, 2005 (Unaudited)	$1,126	2.20%	(f)	1.17%	(f)	2.98%	(f)	0.39%	(f)	129.70%
Class C Shares
Period Ended October 31, 2002 (d)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	) (f)	146.88%
Year Ended October 31, 2003	$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$3,556	2.20%		0.43%		3.33%		(0.70%	)	391.22%
Six Months Ended April 30, 2005 (Unaudited)	$4,395	2.20%	(f)	1.24%	(f)	2.98%	(f)	0.46%	(f)	129.70%
Class R Shares
Period Ended October 31, 2004 (g)	$1	1.78%	(f)	0.99%	(f)	3.14%	(f)	(0.35%	) (f)	391.22%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.42%	(f)	1.92%	(f)	2.53%	(f)	0.80%	(f)	129.70%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	) (f)	146.88%
Year Ended October 31, 2003	$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Year Ended October 31, 2004	$837	1.20%		1.41%		2.46%		0.15%		391.22%
Six Months Ended April 30, 2005 (Unaudited)	$933	1.20%	(f)	2.14%	(f)	1.99%	(f)	1.35%	(f)	129.70%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$250	1.20%	(f)	1.02%	(f)	2.19%	(f)	0.03%	(f)	391.22%
Six Months Ended April 30, 2005 (Unaudited)	$1,497	1.20%	(f)	2.39%	(f)	1.95%	(f)	1.64%	(f)	129.70%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 43

Leadership Series

Gartmore Mid Cap Growth Leaders Fund

For the semiannual period ended April 30, 2005, the Gartmore Mid Cap Growth Leaders Fund returned 6.34% (Class A at NAV) versus 4.07% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 1.68%.

Contrary to conventional wisdom, which suggests that small-cap and mid-cap stocks should underperform large-cap stocks during a period of rising interest rates and economic uncertainty, the Fund outperformed not only its benchmark index and peer group but also the S&P 500® Index of large-cap stocks during the period.

Conflicting economic news and growing investor pessimism about the economy, inflation and interest rates kept the markets in turmoil during the period. On the one hand, the fourth fiscal quarter of 2004 was very good for equities, as investors cheered the conclusion of the U.S. presidential election and welcomed the generally upbeat economic news. Sentiment changed in January, however, as investors took profits and became concerned about steady interest-rate increases by the Federal Reserve, wondering whether the Fed’s moves might restrain the rise of inflation at the expense of continued economic growth. This downbeat mood persisted during a highly volatile April, a month that proved to be challenging for the performance of most equities.

Amid this decidedly mixed market environment, we elected to favor stock selection over sector weightings in order to achieve better-than-average returns. We were fortunate to have selected a number of stocks that outperformed during the period. The top performer was MICROS Systems, Inc., a company that provides point-of-sale software to a range of businesses, including retailers, restaurants, hotels and casinos. MICROS Systems’ stock appreciated on the company’s penetration of the lucrative casino market, among other achievements. Community Health Systems, Inc., a for-profit operator of rural hospitals, benefited as it grew its very efficient operations and proved that there was money to make in this niche market. Rounding out the top three performers was The Williams Cos., Inc., a pipeline and natural gas exploration/production company that benefited not only from the tailwinds of higher energy prices but also from a highly efficient management team that steadily removed debt from the company’s balance sheet.

The top three detractors from Fund performance all suffered from disappointing sales to the European Union, whose economy stalled in February. In order of underperformance, these were TIBCO Software Inc., a real-time messaging integration software company; Business Objects S.A., a supplier of business intelligence software; and Millipore Corp., a maker of tools and provider of services to the life sciences, biotechnology and pharmaceutical industries.

We anticipate a normal growth trajectory for the economy and a return to the annual inflation trend rate of approximately 2.5% that prevailed in the 1994—2002 period. Both developments most likely will result in a healthy equity market going into 2006. The primary headwind to this scenario continues to be energy prices, which we think will moderate or decline during the coming months. In this environment, we will continue to focus on stock selection and, for the most part, avoid large industry/sector-specific positions. We are paying selective attention to companies in industries that have been negatively affected by rising fuel costs, such as cruise lines and auto parts manufacturers. We are less optimistic about the financial sector, which is likely to suffer from rising interest rates and the possibility of above-trend inflation growth.

Portfolio Manager: Joseph C. O’Connor

Class A: NMGAX

Class B: NMGBX
Class C: GMGCX
Class D: NMCGX
Class R: GMGRX
Institutional Class: GMGIX

44 Semiannual Report 2005

Gartmore Mid Cap Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	years	years

Class A1	without sales charge[2]	6.34%	10.36%	-9.62%	6.28%
	with sales charge[3]	0.25%	3.99%	-10.69%	5.90%

Class B1	without sales charge[2]	6.05%	9.62%	-10.61%	5.84%
	with sales charge[4]	1.05%	4.62%	-10.93%	5.84%

Class C1	without sales charge[2]	6.05%	9.62%	-10.21%	6.08%
	with sales charge[5]	5.05%	8.62%	-10.21%	6.08%

Class D6	without sales charge[2]	6.56%	10.72%	-9.28%	6.41%
	with sales charge[7]	1.79%	5.75%	-10.11%	6.11%

Class R [1,8]		6.25%	10.12%	-9.41%	6.37%

Institutional Class[8,9]		6.48%	10.63%	-9.29%	6.41%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/31/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Institutional Class shares (6/30/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Mid Cap Growth Leaders Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies with a capitalization range of $492 million to $37 billion as of April 30, 2005.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 45

Gartmore Mid Cap Growth Leaders Fund

Leadership Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
Mid Cap Growth			Value,	Value,	Expenses Paid	Expense
Leaders			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$1,063.40	$7.73	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.51	$7.58	1.51%

Class B	Actual		$1,000.00	$1,060.50	$11.24	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,060.50	$11.24	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class D	Actual		$1,000.00	$1,065.60	$6.15	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

Class R	Actual		$1,000.00	$1,062.50	$8.34	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.92	$8.18	1.63%

Institutional Class	Actual		$1,000.00	$1,064.80	$6.14	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

46 Semiannual Report 2005

Gartmore Mid Cap Growth Leaders Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.6%
Commercial Paper	7.7%
Other Investments*	5.6%
Liabilities in excess of other assets**	-4.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	14.1%
Semiconductors	13.3%
Medical Services	9.2%
Retail	8.3%
Oil & Gas	4.8%
Financial	4.7%
Manufacturing	4.3%
Industrial Gases	4.0%
Hotels & Casinos	3.7%
Travel	3.5%
Other Industries	30.1%

100.0%

Top Holdings

Pepsi Americas Inc., 2.96%, 5/2/05	7.7%
CIT Group, Inc.	4.7%
Praxair, Inc.	4.0%
Micros Systems, Inc.	3.8%
Station Casinos, Inc.	3.7%
Community Health Systems, Inc.	3.6%
AutoDesk, Inc.	3.5%
Royal Caribbean Cruises Ltd.	3.5%
Charles River Laboratories International, Inc.	3.3%
Quiksilver, Inc.	3.2%
Other Holdings	59.0%

100.0%

2005 Semiannual Report 47

Leadership Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Mid Cap Growth Leaders Fund

Common Stocks (91.6%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.1%)
L-3 Communications Holdings, Inc.	14,865	$1,054,969

Amusement & Recreation Services (1.6%)
WMS Industries, Inc. (b)	22,230	564,642

Business Services (2.8%)
Office Depot, Inc. (b)	48,295	945,616

Commercial Services (2.3%)
Cendant Corp.	39,385	784,155

Computer Software & Services (14.1%)
Ask Jeeves, Inc. (b)	12,386	336,775
AutoDesk, Inc.	37,470	1,192,671
Cognizant Technology Solutions Corp. (b)	10,220	429,342
Hyperion Solutions Corp. (b)	15,440	627,945
Micros Systems, Inc. (b)	32,685	1,295,961
Quest Software, Inc. (b)	49,770	590,272
Tibco Software, Inc. (b)	54,795	391,236

		4,864,202

Financial (4.7%)
CIT Group, Inc.	39,630	1,596,296

Hotels & Casinos (3.7%)
Station Casinos, Inc.	19,650	1,268,015

Hotels & Motels (2.8%)
Starwood Hotels & Resorts Worldwide, Inc.	17,975	976,762

Industrial Gases (4.0%)
Praxair, Inc.	29,100	1,362,753

Manufacturing (4.3%)
Fortune Brands, Inc.	6,900	583,602
Ingersoll Rand Co.	11,490	883,236

		1,466,838

Medical - Biomedical/ Genetic (3.3%)
Charles River Laboratories International, Inc. (b)	24,020	1,137,827

Medical Services (9.2%)
Community Health Systems, Inc. (b)	34,240	1,248,048
Fisher Scientific International, Inc. (b)	17,345	1,029,946
Manor Care, Inc.	26,285	876,605

		3,154,599

Oil & Gas (4.8%)
Noble Corp.	7,565	385,059
Patterson-UTI Energy, Inc.	23,355	559,819
The Williams Cos., Inc.	40,760	693,735

		1,638,613

Restaurants (2.7%)
Darden Restaurants, Inc.	31,185	935,550

Retail (8.3%)
Dollar General Corp.	48,600	989,010
Estee Lauder Co., Inc., Class A	19,910	764,743
Quiksilver, Inc. (b)	39,560	1,089,878

		2,843,631

Semiconductors (13.3%)
Broadcom Corp., Class A (b)	32,140	961,307
International Rectifier Corp. (b)	16,345	695,316
Jabil Circuit, Inc. (b)	37,270	1,028,653
Lam Research Corp. (b)	39,105	1,003,043
MEMC Electronic Materials, Inc. (b)	72,930	855,469

		4,543,788

Therapeutics (3.1%)
Gilead Sciences, Inc. (b)	29,100	1,079,610

Travel (3.5%)
Royal Caribbean Cruises Ltd.	28,160	1,183,283

Total Common Stocks		31,401,149

Commercial Paper (7.7%)
Pepsi Americas Inc., 2.96%, 5/2/05	$2,631,000	2,630,784

Total Commercial Paper		2,630,784

Short-Term Securities Held as Collateral for Securities Lending (5.6%)
Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	1,922,854	1,922,854

Total Short-Term Securities Held as Collateral for Securities Lending		1,922,854

Total Investments (Cost $35,507,197) (a) — 104.9%		35,954,787
Liabilities in excess of other assets — (4.9)%		(1,679,401)

NET ASSETS — 100.0%		$34,275,386

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

See notes to financial statements.

48 Semiannual Report 2005

Leadership Series

Gartmore Nationwide Leaders Fund

For the semiannual period ended April 30, 2005, the Gartmore Nationwide Leaders Fund returned 7.23% (Class A at NAV) versus 3.28% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 3.00%.

Large-cap stocks ended the period with modest gains, as initial optimism about solid corporate earnings, President Bush’s re-election and falling crude oil prices gave way to concerns about rising interest rates and a possible return of stagflation— a condition marked by weak economic growth and high inflation. These concerns intensified in April after the gross domestic product report for the first quarter of 2005 showed that growth decelerated to 3.1% from the robust 3.8% pace of the fourth quarter of 2004. Large caps significantly outperformed small caps, reversing the trend in place for most of the past five years.

The Fund’s returns benefited notably from its successful investments in the health-care and consumer discretionary sectors. Health-insurance provider Aetna Inc. was a key contributor, as strong membership and good expense control drove better-than-expected first-quarter earnings; the company also raised its earnings guidance for all of 2005. Another outperformer in the sector was health maintenance organization UnitedHealth Group Inc., which continued to post strong financial results. We trimmed our position in UnitedHealth stock because we thought the price was approaching fair value. On a relative basis, Fund performance also was helped by our avoidance of many of the large-cap drug and medical equipment stocks that ran into trouble during the period. In the consumer discretionary sector, Starwood Hotels & Resorts Worldwide, Inc. performed well; the company doubled its profit for the first quarter of 2005 versus year-earlier results and raised its full-year earnings guidance, citing higher room rates, increased market share and growth in per-room revenue.

Several energy stocks hurt the Fund’s performance despite the favorable backdrop of high crude oil prices. Toward the end of the period, investor concern that the U.S. economy might slow caused a sharp sell-off in Exxon Mobil Corp. and ChevronTexaco Corp., two of the Fund’s largest energy positions. In the telecommunications area, wireless handset maker Motorola, Inc. and service provider Verizon Communications Inc. were detractors. In the case of Motorola, the stock was hurt by disappointment with the company’s new Razr phone, whose functionality failed to live up to the high expectations created by the phone’s sleek design. Meanwhile, Verizon struggled with diminishing returns from its landline operations and rising employee health-care costs.

In contrast to conventional wisdom, we continue to believe that the U.S. and global economies are in robust shape and that the energy market is tightly balanced between demand and supply. We think that the market has over-discounted the prospects for a recession later this year or early in 2006. Accordingly, we have been trimming our more defensive names that held up well, and we have moved more money into cyclical, industrial and other commodity sectors that we feel have strong potential within the current environment. If a recession fails to develop, our portfolio is well-positioned.

Portfolio Manager: Gary Haubold, CFA

Class A: GULAX

Class B: GULBX
Class C: GULCX
Class R: GNLRX
Institutional Service Class: GULIX
Institutional Class: GNLIX

2005 Semiannual Report 49

Leadership Series

Gartmore Nationwide Leaders Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		Month*	year	Inception[1]

Class A	without sales charge[2]	7.23%	15.03%	9.07%
	with sales charge[3]	1.03%	8.44%	7.14%

Class B	without sales charge[2]	6.85%	14.27%	8.28%
	with sales charge[4]	1.85%	9.27%	7.53%

Class C	without sales charge[2]	6.85%	14.27%	8.28%
	with sales charge[5]	5.85%	13.27%	8.28%

Class R [6,7]		7.21%	14.93%	8.52%

Institutional Class[6,8]		7.32%	15.30%	9.22%

Institutional Service Class[6]		7.23%	15.11%	9.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50 Semiannual Report 2005

Gartmore Nationwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
Nationwide Leaders Fund			Account Value,	Account Value,	Expenses Paid	Annualized
			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,072.30	$7.60	1.48%
	Hypothetical	[1]	$1,000.00	$1,017.66	$7.43	1.48%

Class B	Actual		$1,000.00	$1,068.50	$11.28	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,068.50	$11.28	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class R	Actual		$1,000.00	$1,072.10	$7.60	1.48%
	Hypothetical	[1]	$1,000.00	$1,017.66	$7.43	1.48%

Institutional Service Class	Actual		$1,000.00	$1,072.30	$7.30	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%

Institutional Class	Actual		$1,000.00	$1,073.20	$6.53	1.27%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 51

Gartmore Nationwide Leaders Fund

Leadership Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	91.8%
Cash Equivalents	10.1%
Liabilities in excess of other assets	-1.9%

100.0%

Top Industries

Oil & Gas	16.3%
Railroads	11.7%
Healthcare	6.5%
Coal	6.2%
Transportation	6.1%
Retail	5.5%
Financial Services	4.8%
Metals	4.7%
Capital Goods	4.7%
Telecommunications	4.1%
Other Industries	29.4%

100.0%

Top Holdings*

Peabody Energy Corp.	6.2%
Exxon Mobil Corp.	6.2%
Canadian National Railway Co. ADR-CA	6.1%
Norfolk Southern Corp.	6.0%
Burlington Northern Santa Fe Corp.	5.7%
Goldman Sachs Group, Inc.	4.8%
Phelps Dodge Corp.	4.7%
PACCAR, Inc.	4.7%
Aetna, Inc.	4.7%
ChevronTexaco Corp.	4.7%
Other Holdings	46.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

52 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Nationwide Leaders Fund

Common Stocks (91.8%)

	Shares or
	Principal Amount	Value

Apparel & Footwear (1.8%)
Reebok International Ltd.	4,600	$186,806

Banks (4.0%)
Bank of America Corp.	9,400	423,376

Capital Goods (4.7%)
PACCAR, Inc.	7,300	495,670

Coal (6.2%)
Peabody Energy Corp.	14,900	652,173

Computer Equipment (3.1%)
Seagate Technology	18,400	323,472

Computer Software & Services (1.4%)
Intel Corp.	6,300	148,176

Electronics (3.4%)
Agilent Technologies, Inc. (b)	17,100	354,825

Financial Services (4.8%)
Goldman Sachs Group, Inc.	4,700	501,913

Healthcare (6.5%)
Aetna, Inc.	6,700	491,579
Bristol-Myers Squibb Co.	3,300	85,800
UnitedHealth Group, Inc.	1,100	103,961

		681,340

Machinery (1.6%)
Deere & Co.	2,700	168,858

Metals (4.7%)
Phelps Dodge Corp.	5,800	497,930

Oil & Gas (16.3%)
Amerada Hess Corp.	1,300	121,745
ChevronTexaco Corp.	9,400	488,800
Exxon Mobil Corp.	11,400	650,142
Shell Transport & Trading Co. PLC ADR - GB	8,300	447,121

		1,707,808

Railroads (11.7%)
Burlington Northern Santa Fe Corp.	12,500	603,125
Norfolk Southern Corp.	20,000	628,000

		1,231,125

Retail (5.5%)
Nordstrom, Inc.	6,400	325,312
Staples, Inc.	13,400	255,538

		580,850

Semiconductors (3.7%)
QLogic Corp. (b)	5,000	166,200
Texas Instruments, Inc.	8,900	222,144

		388,344

Telecommunications (4.1%)
Citizens Communications Co.	20,000	255,000
Harris Corp.	6,300	177,660

		432,660

Tobacco (2.2%)
Reynolds American, Inc.	3,000	233,910

Transportation (6.1%)
Canadian National Railway Co. ADR - CA	11,200	640,752

Total Common Stocks		9,649,988

Cash Equivalents (10.1%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $1,056,941)	$1,056,686	1,056,686

Total Cash Equivalents		1,056,686

Total Investments (Cost $11,253,221) (a) — 101.9%		10,706,674
Liabilities in excess of other assets — (1.9)%		(201,690)

NET ASSETS — 100.0%		$10,504,984

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

GB       United Kingdom

See notes to financial statements.

2005 Semiannual Report 53

Leadership Series

Gartmore Small Cap Leaders Fund

From the Gartmore Small Cap Leaders Fund’s inception on Dec. 29, 2004, through April 30, 2005, it registered a return of - 7.40% versus -11.11% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was -8.42%.

During the first two months of this reporting period, it appeared that the economy was doing well, despite measured increases in interest rates by the Federal Reserve. As we moved into March and, especially, April, however, investors grew concerned that rising interest rates and high energy prices would trigger a slowdown in the economy and a reduction in earnings growth. This resulted in a flight to high-quality, large-capitalization companies, particularly those favored by value investors. This hurt all investors in small-cap stocks, with growth hit notably harder than value.

In both the value and growth portions of the Fund, effective stock selection drove returns, while sector allocation had a minimal impact. Overall, the sectors that performed the best were health care and telecommunication services, while information technology and industrials performed the worst.

On a stock-specific level, the Fund’s two best value performers were Swift Transportation Co. Inc. and Alaska Communications Systems Group, Inc. Swift Transportation is one of the nation’s largest truck loan carriers; the company’s stock declined substantially in the first fiscal quarter of this year on the market’s belief that the economy was slowing. We did not agree, so we bought the stock when its price fell. Swift Transportation subsequently recovered and became our top performer. Alaska Communications, a rural telephone operator, offered a very attractive dividend yield that appealed to nervous investors. The two value stocks that performed the worst for the Fund were LeCroy Corp., a maker of high-performance oscilloscopes, that declined on anticipation of weakness in its market, and Blount International, Inc., the leading manufacturer of chain saw chains, sprockets and guide bars, which fell along with other cyclicals, despite good earnings. We sold LeCroy, but we continue to like the prospects for Blount International.

On the growth side of the portfolio, Imergent Inc. and Option Care Inc. were the Fund’s best performers. Imergent provides Web site creation services to individuals and businesses; it benefited from strong earnings growth and was sold from the portfolio when its share price more than doubled. Option Care benefited from good earnings quality. On the downside, DHB Industries, a manufacturer of bulletproof vests, and Smith Microsystems, which provides wireless software for mobile phones and computers, were the Fund’s worst growth stock performers. DHB Industries, Inc. suffered from the perception that orders from the military would slow, whereas the stock of Smith Microsystems retreated from what had been an unrealistically high valuation at year-end 2004.

We do not believe that the economy has stalled out, and we expect continued growth to produce a recovery in the equity market and in small-cap stocks later in 2005. In our value strategy, we will continue to focus on companies that offer average to above-average dividend yields, which can provide a cushion against unexpected swings in stock price. In our growth strategy, we are looking for good companies at good valuations, particularly in the beleaguered technology sector, along with certain companies that provide goods and services to the military.

Portfolio Managers: Carl Wilk, CFP (growth sleeve) and Gary Haubold, CFA (value sleeve)

Class A: GPLAX

Class B: GPLBX
Class C: GPLCX
Class R: GSLRX
Institutional Service Class: GSLSX
Institutional Class: GPLIX

54 Semiannual Report 2005

Gartmore Small Cap Leaders Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Inception[1]

Class A	without sales charge[2]	-7.40%
	with sales charge[3]	-12.06%

Class B	without sales charge[2]	7.70%
	with sales charge[4]	-12.32%

Class C	without sales charge[2]	-7.50%
	with sales charge[5]	-8.43%

Class R6		-7.60%

Institutional Class[6]		-7.30%

Institutional Service Class[6]		-7.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

*	The Shareholder Expense Example is not required for Funds Operational less than six months.

2005 Semiannual Report 55

Gartmore Small Cap Leaders Fund

Leadership Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	93.9%
Other Investments*	8.4%
Liabilities in excess of other assets**	-2.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Manufacturing	20.5%
Oil & Gas	10.6%
Medical	6.7%
Telecommunications	6.1%
Real Estate Investment Trusts	5.2%
Electronics	4.7%
Retail	4.4%
Financial / Miscellaneous	4.3%
Computer Software & Services	3.8%
Consumer Goods & Services	3.5%
Other Industries	30.2%

100.0%

Top Holdings

Blount International, Inc.	3.7%
Celadon Group, Inc.	2.5%
St. Mary Land & Exploration Co.	2.3%
General Maritime Corp.	2.2%
Belden CDT, Inc.	2.2%
Freightcar America, Inc.	2.1%
Columbus Mckinnon Corp.	2.1%
InnKeepers USA Trust	2.1%
Varian Semiconductor Equipment Associates, Inc.	2.1%
Owens & Minor, Inc.	2.0%
Other Holdings	76.7%

100.0%

56 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Small Cap Leaders Fund

Common Stocks (93.9%)

	Shares or
	Principal Amount	Value

Apparel & Accessories (1.2%)
Guess?, Inc. (b)	10,000	$130,200

Auto Trucks & Parts (1.0%)
Wabash National Corp.	4,100	104,550

Chemicals (1.8%)
Olin Corp.	10,900	193,366

Computer Software & Services (3.8%)
Imergent, Inc. (b)	7,700	83,160
PC Mall, Inc. (b)	11,500	61,295
Smith Micro Software, Inc. (b)	30,000	117,600
TTM Technologies, Inc. (b)	17,000	153,170

		415,225

Consumer Goods & Services (3.5%)
Jarden Corp. (b)	4,100	183,147
Schulman, Inc.	12,000	200,400

		383,547

Electronics (4.7%)
Engineered Support Systems, Inc.	5,300	187,196
Lowrance Electronics, Inc.	6,000	142,200
Multi-Fineline Electronix, Inc. (b)	9,500	185,250

		514,646

Energy (1.8%)
KFx, Inc. (b)	18,400	200,560

Financial/Miscellaneous (4.3%)
Cascade Bancorp	8,000	155,040
Deluxe Corp.	3,400	135,762
World Acceptance Corp. (b)	7,000	178,150

		468,952

Food & Related (3.4%)
Flowers Foods, Inc.	6,200	178,808
Weis Markets, Inc.	4,900	185,710

		364,518

Gambling (1.7%)
Scientific Games Corp. (b)	8,500	182,495

Human Resources (1.1%)
Kforce, Inc. (b)	15,000	119,700

Machinery (2.9%)
Columbus Mckinnon Corp. (b)	26,100	231,768
Idex Corp.	2,200	81,950

		313,718

Manufacturing (20.5%)
Armor Holdings, Inc. (b)	5,500	192,555
Belden CDT, Inc.	12,900	236,586
Blount International, Inc. (b)	27,400	405,794
Brady Corp., Class A	5,000	148,250
Commercial Metals Co.	1,300	33,163
Freightcar America, Inc. (b)	12,000	232,920
LKQ Corp. (b)	9,200	185,288
Metrologic Instruments, Inc. (b)	9,000	120,780
Mikohn Gaming Corp. (b)	12,000	169,440
Owens & Minor, Inc.	7,400	214,674
Rudolph Technologies, Inc. (b)	10,500	135,450
Simpson Manufacturing Co., Inc.	3,400	91,800
Steel Dynamics, Inc.	2,000	54,360

		2,221,060

Media (1.2%)
Jupitermedia Corp. (b)	10,100	128,371

Medical (6.7%)
LifePoint Hospitals, Inc. (b)	4,400	195,580
Molina Healthcare, Inc. (b)	4,000	175,000
Option Care, Inc.	11,800	167,914
West Pharmaceutical Services, Inc.	7,000	184,380

		722,874

Oil & Gas (10.6%)
Cabot Oil & Gas Corp.	6,900	203,136
Cimarex Energy Co. (b)	5,400	191,700
General Maritime Corp. (b)	5,500	241,175
Laclede Group, Inc.	3,200	87,584
South Jersey Industries, Inc.	3,400	184,790
St. Mary Land & Exploration Co.	11,400	247,380

		1,155,765

Real Estate Investment Trusts (5.2%)
HouseValues, Inc. (b)	13,000	169,130
InnKeepers USA Trust	17,400	230,898
Lexington Corporate Properties Trust	4,400	101,112
Urstadt Biddle Properties, Class A	4,400	65,472

		566,612

Retail (4.4%)
DHB Industries, Inc. (b)	14,000	92,960
eCOST.com, Inc. (b)	15,000	63,225
Jos. A. Bank Clothiers, Inc. (b)	5,400	177,120
West Marine Inc. (b)	9,000	147,150

		480,455

2005 Semiannual Report 57

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Small Cap Leaders Fund (Continued)

Leadership Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Semiconductors (2.4%)
Diodes, Inc. (b)	1,400	$41,006
Varian Semiconductor Equipment Associates, Inc. (b)	6,000	223,740

		264,746

Steel (1.4%)
Worthington Industries, Inc.	9,300	151,218

Technology (0.7%)
BE Aerospace, Inc. (b)	6,300	76,482

Telecommunications (6.1%)
Alaska Communications Systems Group, Inc.	18,000	169,290
Arris Group, Inc. (b)	25,000	189,750
Volt Information Sciences, Inc. (b)	7,400	146,372
Westell Technologies, Inc., Class A (b)	30,000	155,400

		660,812

Transportation (3.5%)
Celadon Group, Inc. (b)	17,000	275,230
Swift Transportation Co., Inc. (b)	4,800	102,384

		377,614

Total Common Stocks		10,197,486

Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	$933,733	933,733

Total Short-Term Securities Held as Collateral for Securities Lending		933,733

Total Investments (Cost $11,996,303) (a) — 102.3%		11,131,219
Liabilities in excess of other assets — (2.3)%		(266,074)

NET ASSETS — 100.0%		$10,865,145

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

58 Semiannual Report 2005

Leadership Series

Gartmore U.S. Growth Leaders Fund

For the semiannual period ended April 30, 2005, the Gartmore U.S. Growth Leaders Fund returned 4.83% versus 3.28% (Class A at NAV) for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 0.90%.

During the reporting period, the U.S. economy and equity markets experienced considerable volatility. In the fiscal fourth quarter of 2004, expectations were high for continued strong economic growth and benign inflation. These hopes began to fade in early 2005 as the Federal Reserve continued its incremental increases in the federal funds rate, sparking renewed fears about inflation and a slowdown in domestic and global economic growth. These fears came to a head in April when domestic equity markets pulled back because investors were sitting on the sidelines awaiting more consistently positive news on the economy.

On a stock-specific level, the Fund’s best performers were Google Inc., Marriott International, Inc. and Franklin Resources, Inc. We were fortunate to be an early investor in Google, which performed very well as investors grew more comfortable with the company’s business model and its forward guidance, which pointed to upward earnings revisions. Google remains a major holding, since our price target is well ahead of the stock’s current price. Marriott did well on increased occupancy rates and much higher per-room rates. Franklin Resources, parent of the Templeton Funds, did well in the performance of its fund management business and its associated ability to garner additional assets to manage.

Among the Fund’s major detractors to performance, Business Objects S.A. was sold from the Fund’s portfolio after a December earnings release that implied weak organic growth. Monster Worldwide, Inc., the Internet employment business, declined on problems with its new direct marketing business. Investors Financial Services Corp., a provider of asset administration services, saw its price/ earnings multiple contract in response to pricing pressure for its global custody and asset management services, though we continue to hold the stock.

At present, the equity markets are beset by inconsistent economic news; the main questions involve how quickly inflation might grow and how many more times the Fed will raise interest rates to contain it. Associated with these concerns is how high rates will have to go before a significant impact on gross domestic growth product is seen.

Assuming that no major geopolitical events or other disruptive developments occur, we are maintaining a positive view on continued growth for the U.S. and global economies. We feel that the current cycle of interest-rate tightening by the Fed should soon end, but we have narrowed our sector overweights until we know exactly when this will be. At this point, we are maintaining our strategy of investing in companies that generate positive earnings revisions and positive growth rates relative to the market at large.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Class A: GXXAX

Class B: GXXBX
Class C: GXXCX
Class R: GGLRX
Institutional Service Class: GXXIX
Institutional Class: GGLIX

2005 Semiannual Report 59

Leadership Series

Gartmore U.S. Growth Leaders Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A	without sales charge[2]	4.83%	10.70%	-1.43%
	with sales charge[3]	-1.22%	4.34%	-2.63%

Class B	without sales charge[2]	4.49%	9.96%	-2.10%
	with sales charge[4]	-0.51%	4.96%	-2.49%

Class C5	without sales charge[2]	4.46%	9.90%	-1.99%
	with sales charge[6]	3.46%	8.90%	-1.99%

Class R [7,8]		4.96%	10.57%	-1.94%

Institutional Class[7,9]		5.12%	11.07%	-1.14%

Institutional Service Class[7]		4.89%	10.82%	-1.19%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2005

Gartmore U.S. Growth Leaders Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
U.S. Growth Leaders Fund			Account Value,	Account Value,	Expenses Paid	Annualized
			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,048.30	$8.33	1.64%
	Hypothetical	[1]	$1,000.00	$1,016.87	$8.23	1.64%

Class B	Actual		$1,000.00	$1,044.90	$11.66	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.59	$11.55	2.30%

Class C	Actual		$1,000.00	$1,044.60	$11.66	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.59	$11.55	2.30%

Class R	Actual		$1,000.00	$1,049.60	$7.83	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Institutional Service Class	Actual		$1,000.00	$1,048.90	$7.72	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.46	$7.63	1.52%

Institutional Class	Actual		$1,000.00	$1,051.20	$6.61	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 61

Gartmore U.S. Growth Leaders Fund

Leadership Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	95.4%
Cash Equivalents	6.4%
Other Investments*	3.7%
Liabilities in excess of other assets**	-5.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Financial Services	14.6%
Computer Software & Services	14.2%
Healthcare	12.7%
Semiconductors	8.8%
Manufacturing	8.7%
Oil & Gas	6.4%
Retail	4.4%
Food & Beverage	4.0%
Networking Products	3.7%
Hotels/ Motels	3.7%
Other Industries	18.8%

100.0%

Top Holdings***

VeriSign, Inc.	5.8%
Google, Inc.	5.0%
Goldman Sachs Group, Inc.	4.8%
PepsiCo, Inc.	4.0%
St. Jude Medical, Inc.	3.7%
Juniper Networks, Inc.	3.7%
Starwood Hotels & Resorts Worldwide, Inc.	3.7%
Invitrogen Corp.	3.7%
Maxim Integrated Products, Inc.	3.5%
Textron, Inc.	3.5%
Other Holdings	58.6%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

62 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore U.S. Growth Leaders Fund

Common Stocks (95.4%)

	Shares or
	Principal Amount	Value

Aerospace/ Defense (2.0%)
Lockheed Martin Corp.	16,770	$1,022,132

Coal (2.0%)
Peabody Energy Corp.	23,900	1,046,103

Computer Software & Services (14.2%)
Autodesk, Inc.	55,430	1,764,337
Google, Inc. (b)	11,610	2,554,200
VeriSign, Inc. (b)	111,930	2,961,667

		7,280,204

Financial Services (14.6%)
Capital One Financial Corp.	22,120	1,568,087
Franklin Resources, Inc.	25,960	1,782,932
Goldman Sachs Group, Inc.	22,830	2,438,015
Investors Financial Services Corp.	39,490	1,656,606

		7,445,640

Food & Beverage (4.0%)
PepsiCo, Inc.	36,860	2,050,890

Healthcare (12.7%)
Johnson & Johnson	26,000	1,784,380
Medco Health Solutions, Inc. (b)	22,430	1,143,257
St. Jude Medical, Inc. (b)	48,550	1,894,907
WellPoint, Inc. (b)	13,260	1,693,965

		6,516,509

Hotels/ Motels (3.7%)
Starwood Hotels & Resorts Worldwide, Inc.	34,620	1,881,251

Machinery (3.3%)
Deere & Co.	27,230	1,702,964

Manufacturing (8.7%)
American Standard Cos., Inc.	36,050	1,611,796
Bucyrus International, Inc., Class A	26,510	1,032,299
Textron, Inc.	23,810	1,794,083

		4,438,178

Medical Products (3.7%)
Invitrogen Corp. (b)	25,600	1,875,712

Networking Products (3.7%)
Juniper Networks, Inc. (b)	83,850	1,894,172

Oil & Gas (6.4%)
ENSCO International, Inc.	45,990	1,499,274
Praxair, Inc.	38,000	1,779,540

		3,278,814

Retail (4.4%)
Nordstrom, Inc.	31,890	1,620,969
Urban Outfitters (b)	14,260	631,718

		2,252,687

Semiconductors (8.8%)
Maxim Integrated Products, Inc.	48,350	1,808,290
National Semiconductor Corp.	86,870	1,657,480
QLogic Corp. (b)	30,650	1,018,806

		4,484,576

Telecommunications (3.2%)
Comverse Technology, Inc. (b)	44,890	1,023,043
Tekelec (b)	45,950	625,380

		1,648,423

Total Common Stocks		48,818,255

Cash Equivalents (6.4%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $3,307,526)	$3,306,727	3,306,727

Total Cash Equivalents		3,306,727

Short-Term Securities Held as Collateral for Securities Lending (3.7%)
Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	1,868,200	1,868,200

Total Short-Term Securities Held as Collateral for Securities Lending		1,868,200

Total Investments (Cost $54,033,661) (a) — 105.5%		53,993,182
Liabilities in excess of other assets — (5.5)%		(2,837,221)

NET ASSETS — 100.0%		$51,155,961

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2005 Semiannual Report 63

Leadership Series

Gartmore Worldwide Leaders Fund

For the semiannual period ended April 30, 2005, the Gartmore Worldwide Leaders Fund returned 7.16% (Class A at NAV), versus 5.96% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds was 4.88%.

Global equity markets were strong in the final two months of 2004 but weakened in the first four months of the new year. In part, these developments were driven by the price of crude oil, which backed off from its October peak during November and December, then climbed to a new high in March. High oil prices were accompanied by signs that inflation might be becoming more broad-based, spreading beyond the commodity sector. Investors also were concerned about rising interest rates in the United States, as the Federal Reserve Board implemented four 0.25% hikes, bringing the target federal funds rate up to 2.75% during the period. Slowing economic growth in the first quarter was an additional concern.

Stock selection in the United States was an important factor aiding the Fund’s performance, as four out of the Fund’s top 10 contributors were U.S.-based. Technology stock Apple Computer was by far the Fund holding that benefited performance most, reflecting the Fund’s substantial overweighting and the stock’s return of more than 35%. The company’s iPod digital music player continued to generate robust sales while stimulating sales of other Apple products as well. In the energy sector, integrated energy holding ConocoPhillips posted a double-digit return, in part because of the company’s significant investment in refining capacity, where profit margins have been improving. In the materials sector, Australian mining stock Rio Tinto was a key contributor, boosted by strong earnings and a share buyback program. BHP Billiton, a coal-mining operation headquartered in Australia, benefited from continued strong demand for coal from China’s power utility industry.

The media group was a drag on the Fund’s performance, primarily because of our large exposure to the underperforming News Corp., whose acquisition of Fox Entertainment Group and disagreement with key shareholder Liberty Media worried some investors. Moreover, reincorporating News Corp. from Australia to the United States resulted in a lull in analyst coverage of News Corp. stock. Also detracting from Fund performance was financial services giant J.P. Morgan Chase, which experienced disappointing results after 2004’s $58 billion acquisition of rival Bank One.

As we look ahead, many of the concerns on the immediate horizon were on investors’ minds a year ago: rising interest rates, increasing inflationary pressures and the sustainability of global economic growth. In addition, there remains the question of whether or not China can engineer a soft landing for its economy, which continues to grow at a blistering pace despite the government’s attempts to restrain it. In Japan, meanwhile, the outlook continues to improve, as the economy there grew faster than expected in the first quarter of 2005, and we are finally seeing wage growth again after a long period of stagnation. Against this backdrop, we will continue to apply our disciplined stock selection methodology while remaining especially alert to opportunities in the energy and materials sectors.

Portfolio Manager: Neil Rogan

Class A: GLLAX

Class B: GLLBX
Class C: GLLCX
Class R: GWLRX
Institutional Service Class: GLLSX
Institutional Class: GWLIX

64 Semiannual Report 2005

Gartmore Worldwide Leaders Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A	without sales charge[2]	7.16%	13.17%	-4.52%
	with sales charge[3]	0.98%	6.73%	-5.73%

Class B	without sales charge[2]	6.92%	12.46%	-5.17%
	with sales charge[4]	1.92%	7.46%	-5.58%

Class C5	without sales charge[2]	6.94%	12.47%	-5.08%
	with sales charge[6]	5.94%	11.47%	-5.08%

Class R [7,8]		7.19%	13.05%	-5.01%

Institutional Class[7,9]		7.43%	13.39%	-4.25%

Institutional Service Class[7]		7.24%	13.19%	-4.29%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 65

Gartmore Worldwide Leaders Fund

Leadership Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
Worldwide Leaders			Account Value	Account Value	Expenses Paid	Annualized
Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000.00	$1,071.60	$8.68	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.62	$8.49	1.69%

Class B	Actual		$1,000.00	$1,069.20	$12.26	2.39%
	Hypothetical	[1]	$1,000.00	$1,013.15	$12.00	2.39%

Class C	Actual		$1,000.00	$1,069.40	$12.16	2.37%
	Hypothetical	[1]	$1,000.00	$1,013.25	$11.90	2.37%

Class R	Actual		$1,000.00	$1,071.90	$8.73	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.57	$8.54	1.70%

Institutional Service Class	Actual		$1,000.00	$1,072.40	$8.38	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.92	$8.18	1.63%

Institutional Class	Actual		$1,000.00	$1,074.30	$6.94	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

66 Semiannual Report 2005

Gartmore Worldwide Leaders Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	100.2%
Cash Equivalents	3.8%
Other Investments*	2.1%
Liabilities in excess of other assets**	-6.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	16.4%
Financial Services	10.5%
Oil & Gas	8.5%
Real Estate	5.9%
Mining	5.1%
Multimedia	4.5%
Cosmetics & Toiletries	4.3%
Hotels & Motels	4.3%
Diversified Manufacturing	4.0%
Pharmaceuticals	4.0%
Other Industries	32.5%

100.0%

Top Holdings***

Microsoft Corp.	5.1%
BHP Billiton PLC	5.0%
Goldman Sachs Group, Inc. (The)	4.7%
News Corporation, Inc., Class A	4.5%
Gillette Co. (The)	4.3%
Hilton Hotels Corp.	4.3%
Automatic Data Processing, Inc.	4.2%
Novartis AG	4.0%
General Electric Co.	4.0%
Fortum Oyj	4.0%
Other Holdings	55.9%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 67

Leadership Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Worldwide Leaders Fund

Common Stocks (100.2%)

	Shares or
	Principal Amount	Value

AUSTRALIA (4.5%)
Coal (1.6%)
Excel Coal Ltd. (c)	89,829	$519,580

Computer Software & Services (2.9%)
Computershare Ltd. (c)	237,080	939,849

		1,459,429

CANADA (3.0%)
Oil & Gas (3.0%)
Suncor Energy, Inc.	26,500	978,844

FINLAND (4.0%)
Electric Utility (4.0%)
Fortum Oyj (c)	85,800	1,299,699

FRANCE (1.8%)
Automotive (1.8%)
Renault SA (c)	7,100	595,179

GERMANY (4.4%)
Financial Services (2.4%)
Deutsche Bank AG (c)	9,850	802,998

Manufacturing (2.0%)
Siemens AG (c)	8,810	649,317

		1,452,315

HONG KONG (4.6%)
Financial Services (1.3%)
Melco International Development Ltd. (b) (c)	166,000	431,343

Real Estate (3.3%)
Cheung Kong (Holdings) Ltd. (c)	113,000	1,068,250

		1,499,593

IRELAND (2.9%)
Airlines (2.9%)
Ryanair Holdings PLC - ADR (b)	23,800	955,570

JAPAN (9.2%)
Financial Services (2.1%)
Orix Corp. (c)	5,000	678,903

Oil & Gas (3.0%)
NIPPON OIL Corp. (c)	141,000	995,160

Optical Supplies (1.5%)
HOYA Corp. (c)	4,600	480,367

Real Estate (2.6%)
Mitsui Fudosan Co. Ltd. (c)	75,000	837,147

		2,991,577

SPAIN (1.0%)
Construction & Engineering (1.0%)
Abengoa SA (c)	31,000	332,031

SWITZERLAND (4.0%)
Pharmaceuticals (4.0%)
Novartis AG (c)	27,100	1,319,091

UNITED KINGDOM (13.3%)
Airport Services (3.0%)
BAA PLC (c)	88,500	982,172

Banking (2.0%)
HSBC Holdings PLC (c)	41,000	655,875

Food Products & Services (2.1%)
J Sainsbury PLC (c)	127,000	686,506

Mining (5.1%)
BHP Billiton PLC (c)	133,900	1,640,112

Water & Sewerage Services (1.1%)
Pennon Group PLC (c)	19,700	369,120

		4,333,785

UNITED STATES (47.5%)
Computer Software & Services (13.5%)
Automatic Data Processing, Inc.	31,600	1,372,704
Ceridian Corp. (b)	20,300	342,461
International Business Machines Corp.	13,100	1,000,578
Microsoft Corp.	66,520	1,682,956

		4,398,699

Cosmetics & Toiletries (4.3%)
Gillette Co. (The)	27,200	1,404,608

Diversified Manufacturing (4.0%)
General Electric Co.	36,400	1,317,680

Financial Services (4.7%)
Goldman Sachs Group, Inc. (The)	14,300	1,527,097

Healthcare Services (1.6%)
Health Net, Inc. (b)	15,100	513,853

Hotels & Motels (4.3%)
Hilton Hotels Corp.	63,900	1,394,937

Machinery & Equipment (3.1%)
Caterpillar, Inc.	11,600	1,021,380

Medical - Biomedical/ Genetic (1.1%)
Biogen Idec, Inc. (b)	10,100	366,024

Multimedia (4.5%)
News Corporation, Inc., Class A	95,800	1,463,824

68 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Oil & Gas (2.5%)
ConocoPhillips	7,900	$828,315

Restaurants (3.9%)
McDonald’s Corp.	44,000	1,289,640

		15,526,057

Total Common Stocks		32,743,170

Cash Equivalents (3.8%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $1,251,994)	$1,251,692	1,251,692

Total Cash Equivalents		1,251,692

Short-Term Securities Held as Collateral for Securities Lending (2.1%)
Pool of various securities for Gartmore Mutual Funds - note 2 (Securities Lending)	680,508	680,508

Total Short-Term Securities Held as Collateral for Securities Lending		680,508

Total Investments (Cost $34,203,208) (a) — 106.1%		34,675,370
Liabilities in excess of other assets — (6.1)%		(1,996,559)

NET ASSETS — 100.0%		$32,678,811

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR      American Depositary Receipt

At April 30, 2005, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Long Contracts:
British Pound	05/04/05	659,802	660,215	413
Japanese Yen	05/02/05	320,058	323,218	3,160

Total Long Contracts		979,860	983,433	3,573

See notes to financial statements.

2005 Semiannual Report 69

Leadership Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore Mid Cap	Gartmore Nationwide	Gartmore Small Cap
	Growth Leaders Fund	Leaders Fund	Leaders Fund

Assets:
Investments, at value (cost $35,507,197; $10,196,535; $11,966,303; $50,726,934; $32,951,516 respectively)	$35,954,787	$9,649,988	$11,131,219
Repurchase agreements, at cost and value	—	1,056,686	—

Total Investments	35,954,787	10,706,674	11,131,219

Cash	1,368	—	1,610,781
Foreign currency, at value (cost $0; $0; $0; $0 and $677; respectively)	—	—	—
Interest and dividends receivable	1,795	8,709	6,401
Receivable for capital shares issued	—	—	15,900
Receivable for investments sold	1,087,682	396,557	55,955
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivable from adviser	9,746	3,685	4,740
Reclaims receivable	—	—	—
Prepaid expenses and other assets	12,659	13,387	42,818

Total Assets	37,068,037	11,129,012	12,867,814

Liabilities:
Payable for investments purchased	816,686	612,262	1,046,841
Payable for capital shares redeemed	—	—	7,482
Payable for return of collateral received for securities on loan	1,922,854	—	933,733
Accrued expenses and other payables
Investment advisory fees	23,001	6,900	8,430
Fund administration and transfer agent fees	11,989	1,639	1,161
Distribution fees	4,034	1,906	3,833
Administrative servicing fees	327	1,182	878
Other	13,760	139	311

Total Liabilities	2,792,651	624,028	2,002,669

Net Assets	$34,275,386	$10,504,984	$10,865,145

Represented by:
Capital	$68,529,347	$10,114,170	$11,579,677
Accumulated net investment income (loss)	(92,520)	583	(11,996)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(34,609,031)	936,778	162,548
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	447,590	(546,547)	(865,084)

Net Assets	$34,275,386	$10,504,984	$10,865,145

Net Assets:
Class A Shares	$5,832,745	$3,540,136	$3,222,521
Class B Shares	3,262,150	561,112	119,729
Class C Shares	88,893	934,441	3,813,064
Class D Shares	10,618,892	—	—
Class R Shares	1,082	1,208	924
Institutional Services Class Shares	—	5,466,982	927
Institutional Class Shares	14,471,624	1,105	3,707,980

Total	$34,275,386	$10,504,984	$10,865,145

Shares Outstanding (unlimited number if shares authorized)
Class A Shares	476,037	279,017	348,078
Class B Shares	286,389	45,148	12,966
Class C Shares	7,798	75,196	412,353
Class D Shares	849,436	—	—
Class R Shares	87	96	100
Institutional Services Class Shares	—	429,654	100
Institutional Class Shares	1,158,390	87	400,000

Total	2,778,137	829,198	1,173,597

Net asset value:
Class A Shares	$12.25	$12.69	$9.26
Class B Shares (a)	$11.39	$12.43	$9.23
Class C Shares (b)	$11.40	$12.43	$9.25
Class D Shares	$12.50	$—	$—
Class R Shares	$12.41	$12.51	$9.24
Institutional Services Class Shares	$—	$12.72	$9.27
Institutional Class Shares	$12.49	$12.73	$9.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.00	$13.46	$9.82
Class D Shares	$13.09	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore U.S. Growth	Gartmore Worldwide
	Leaders Fund	Leaders Fund

Assets:
Investments, at value (cost $35,507,197; $10,196,535; $11,966,303; $50,726,934; $32,951,516 respectively)	$50,686,455	$33,423,678
Repurchase agreements, at cost and value	3,306,727	1,251,692

Total Investments	53,993,182	34,675,370

Cash	—	—
Foreign currency, at value (cost $0; $0; $0; $0 and $677; respectively)	—	689
Interest and dividends receivable	25,360	32,004
Receivable for capital shares issued	150,909	—
Receivable for investments sold	6,447,822	795,598
Unrealized appreciation on forward foreign currency contracts	—	3,573
Receivable from adviser	—	9,484
Reclaims receivable	—	16,017
Prepaid expenses and other assets	12,882	13,566

Total Assets	60,630,155	35,546,301

Liabilities:
Payable for investments purchased	7,517,754	2,119,538
Payable for capital shares redeemed	605	—
Payable for return of collateral received for securities on loan	1,868,200	680,508
Accrued expenses and other payables
Investment advisory fees	53,892	24,812
Fund administration and transfer agent fees	1,956	23,618
Distribution fees	14,641	6,654
Administrative servicing fees	16,635	9,870
Other	511	2,490

Total Liabilities	9,474,194	2,867,490

Net Assets	$51,155,961	$32,678,811

Represented by:
Capital	$47,559,679	$73,145,366
Accumulated net investment income (loss)	(181,260)	(45,893)
Accumulated net realized gains (losses) from investment and foreign currency transactions	3,818,021	(40,894,580)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(40,479)	473,918

Net Assets	$51,155,961	$32,678,811

Net Assets:
Class A Shares	$32,958,589	$29,874,912
Class B Shares	3,098,454	141,507
Class C Shares	7,226,112	297,670
Class D Shares	—	—
Class R Shares	1,159	1,201
Institutional Services Class Shares	7,087,042	2,362,392
Institutional Class Shares	784,605	1,129

Total	$51,155,961	$32,678,811

Shares Outstanding (unlimited number if shares authorized)
Class A Shares	3,701,588	3,718,963
Class B Shares	359,856	18,170
Class C Shares	834,223	38,064
Class D Shares	—	—
Class R Shares	134	154
Institutional Services Class Shares	786,407	291,093
Institutional Class Shares	86,910	139

Total	5,769,118	4,066,583

Net asset value:
Class A Shares	$8.90	$8.03
Class B Shares (a)	$8.61	$7.79
Class C Shares (b)	$8.66	$7.82
Class D Shares	$—	$—
Class R Shares	$8.68	$7.84
Institutional Services Class Shares	$9.01	$8.12
Institutional Class Shares	$9.03	$8.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.44	$8.52
Class D Shares	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%

Maximum Sales Charge — Class D Shares	—	—

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

70 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore Mid Cap	Gartmore Nationwide	Gartmore Small Cap	Gartmore U.S.
	Growth Leaders Fund	Leaders Fund	Leaders Fund (a)	Growth Leaders Fund

INVESTMENT INCOME:
Interest income	$14,950	$7,173	$1,385	$20,950
Dividend income (net of foreign withholding tax of $0; $0; $0; $0; and $21,579; respectively)	67,714	62,983	31,157	162,198
Income from securities lending	3,193	—	1,595	3,791

Total Income	85,857	70,156	34,137	186,939

Expenses:
Investment advisory fees	101,379	29,354	25,331	190,217
Fund administration and transfer agent fees	29,409	5,936	4,677	29,824
Distribution fees Class A	7,184	3,191	1,462	32,428
Distribution fees Class B	17,052	2,396	271	14,650
Distribution fees Class C	426	2,643	7,523	26,854
Distribution fees Class R	2	2	1	2
Administrative servicing fees Class A	1,644	394	877	11,419
Administrative servicing fees Class R	—	—	1	—
Administrative servicing fees Institutional Service Class	—	4,161	—	8,276
Registration and filing fees	38,432	30,205	24,477	40,654
Printing fees	30,662	1,451	951	8,367
Other	2,622	1,170	4,095	5,508

Total expenses before reimbursed expenses	228,812	80,903	69,666	368,199
Expenses reimbursed	(50,435)	(24,047)	(23,533)	—

Total Expenses	178,377	56,856	46,133	368,199

Net Investment Income (Loss)	(92,520)	13,300	(11,996)	(181,260)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,244,047	962,127	162,548	4,339,719
Net realized gains (losses) on foreign currency transactions	—	—	—	—

Net realized gains (losses) on investment and foreign currency transactions	1,244,047	962,127	162,548	4,339,719
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(390,988)	(859,160)	(865,084)	(2,801,802)

Net realized/unrealized gains (losses) on investments and foreign currencies	853,059	102,967	(702,536)	1,537,917

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$760,539	$116,267	$(714,532)	$1,356,657

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Worldwide
Leaders Fund

INVESTMENT INCOME:
Interest income	$8,957
Dividend income (net of foreign withholding tax of $0; $0; $0; $0; and $21,579; respectively)	225,807
Income from securities lending	4,963

Total Income	239,727

Expenses:
Investment advisory fees	150,120
Fund administration and transfer agent fees	41,304
Distribution fees Class A	38,943
Distribution fees Class B	680
Distribution fees Class C	493
Distribution fees Class R	2
Administrative servicing fees Class A	7,634
Administrative servicing fees Class R	—
Administrative servicing fees Institutional Service Class	2,412
Registration and filing fees	38,485
Printing fees	26,798
Other	15,144

Total expenses before reimbursed expenses	322,015
Expenses reimbursed	(38,331)

Total Expenses	283,684

Net Investment Income (Loss)	(43,957)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,861,957
Net realized gains (losses) on foreign currency transactions	16,569

Net realized gains (losses) on investment and foreign currency transactions	3,878,526
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,517,220)

Net realized/unrealized gains (losses) on investments and foreign currencies	2,361,306

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,317,349

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

See notes to financial statements.

2005 Semiannual Report 71

Leadership Series

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders		Gartmore Nationwide Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(92,520)	$(191,348)	$13,300	$(18,271)
Net realized gains (losses) on investment, short sales and foreign currency transactions	1,244,047	2,474,873	962,127	439,268
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in short sales and foreign currencies	(390,988)	(1,918,161)	(859,160)	(59,891)

Change in net assets resulting from operations	760,539	365,364	116,267	361,106

Distributions to Class A Shareholders from:
Net investment income	—	—	(4,953)	—
Net realized gains on investments	—	—	(106,882)	—
Distributions to Class B Shareholders from:
Net realized gains on investments	—	—	(25,551)	—
Distributions to Class C Shareholders from:
Net realized gains on investments	—	—	(25,053)	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(2)	—
Net realized gain on investment	—	—	(70)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(7,759)	—
Net realized gains on investments	—	—	(164,117)	—
Distributions to Institutional Class Shareholders from:
From net investment income	—	—	(3)	—
From net realized gains on investment	—	—	(62)	—

Change in net assets from shareholder distributions	—	—	(334,452)	—

Change in net assets from capital transactions	13,486,677	(2,227,976)	6,084,592	822,402

Change in net assets	14,247,216	(1,862,612)	5,866,407	1,183,508
Net Assets:
Beginning of period	20,028,170	21,890,782	4,638,577	3,455,069

End of period	$34,275,386	$20,028,170	$10,504,984	$4,638,577

See notes to financial statements.

72 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore Small Cap	Gartmore U.S. Growth
	Leaders	Leaders Fund
	Period Ended	Six Months Ended	Year Ended
	April 30, 2005 (a)	April 30, 2005	October 31, 2004

	(Unaudited)	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(11,996)	$(181,260)	$(332,326)
Net realized gains (losses) on investment, short sales and foreign currency transactions	162,548	4,339,719	(217,369)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in short sales and foreign currencies	(865,084)	(2,801,802)	1,185,980

Change in net assets resulting from operations	(714,532)	1,356,657	636,285

Distributions to Class A Shareholders from:
Net investment income	—	—	—
Distributions to Class B Shareholders from:
Net investment income	—	—	—
Distributions to Class C Shareholders from:
Net investment income	—	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—	—

Change in net assets from shareholder distributions	—	—	—

Change in net assets from capital transactions	11,579,677	14,711,189	15,543,896

Change in net assets	10,865,145	16,067,846	16,180,181
Net Assets:
Beginning of period	—	35,088,115	18,907,934

End of period	$10,865,145	$51,155,961	$35,088,115

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Worldwide
	Leaders Fund
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(43,957)	$180,996
Net realized gains (losses) on investment, short sales and foreign currency transactions	3,878,526	2,069,657
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in short sales and foreign currencies	(1,517,220)	122,533

Change in net assets resulting from operations	2,317,349	2,373,186

Distributions to Class A Shareholders from:
Net investment income	(112,974)	—
Distributions to Class B Shareholders from:
Net investment income	(259)	—
Distributions to Class C Shareholders from:
Net investment income	(106)	—
Distributions to Class R Shareholders from:
Net investment income	(4)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(6,902)	—
Distributions to Institutional Class Shareholders from:
Net investment income	(5)	—

Change in net assets from shareholder distributions	(120,250)	—

Change in net assets from capital transactions	(1,747,366)	(6,548,427)

Change in net assets	449,733	(4,175,241)
Net Assets:
Beginning of period	32,229,078	36,404,319

End of period	$32,678,811	$32,229,078

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

See notes to financial statements.

2005 Semiannual Report 73

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Mid Cap Growth Leaders

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000 (d)	$19.70	(0.27)	10.63	10.36
Year Ended October 31, 2001	$28.69	(0.16)	(15.19)	(15.35)
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22
Six Months Ended April 30, 2005 (Unaudited)	$11.52	(0.05)	0.78	0.73
Class B Shares
Year Ended October 31, 2000 (d)	$19.44	(0.42)	10.59	10.17
Year Ended October 31, 2001	$28.24	(0.22)	(15.21)	(15.43)
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13
Six Months Ended April 30, 2005 (Unaudited)	$10.74	(0.09)	0.74	0.65
Class C Shares
Period Ended October 31, 2001 (e)	$13.46	(0.07)	(2.98)	(3.05)
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13
Six Months Ended April 30, 2005 (Unaudited)	$10.75	(0.08)	0.73	0.65
Class D Shares
Year Ended October 31, 2000	$19.69	(0.14)	10.57	10.43
Year Ended October 31, 2001	$28.75	(0.11)	(15.20)	(15.31)
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26
Six Months Ended April 30, 2005 (Unaudited)	$11.73	(0.03)	0.80	0.77
Class R Shares
Period Ended October 31, 2004 (h)	$11.47	(0.11)	0.32	0.21
Six Months Ended April 30, 2005 (Unaudited)	$11.68	(0.06)	0.79	0.73
Institutional Class Shares
Period Ended October 31, 2004 (i)	$11.23	(0.01)	0.51	0.50
Six Months Ended April 30, 2005 (Unaudited)	$11.73	(0.02)	0.78	0.76

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value,	Total
	Income	Distributions	End of Period	Return (a)

Class A Shares
Year Ended October 31, 2000 (d)	(1.37)	(1.37)	$28.69	56.20%
Year Ended October 31, 2001	(2.41)	(2.41)	$10.93	(57.29%	)
Year Ended October 31, 2002	—	—	$8.50	(22.23%	)
Year Ended October 31, 2003	—	—	$11.30	32.94%
Year Ended October 31, 2004	—	—	$11.52	1.95%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$12.25	6.34%	(f)
Class B Shares
Year Ended October 31, 2000 (d)	(1.37)	(1.37)	$28.24	55.97%
Year Ended October 31, 2001	(2.41)	(2.41)	$10.40	(58.60%	)
Year Ended October 31, 2002	—	—	$8.03	(22.79%	)
Year Ended October 31, 2003	—	—	$10.61	32.13%
Year Ended October 31, 2004	—	—	$10.74	1.23%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$11.39	6.05%	(f)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$10.41	(22.66%	) (f)
Year Ended October 31, 2002	—	—	$8.04	(22.77%	)
Year Ended October 31, 2003	—	—	$10.62	32.09%
Year Ended October 31, 2004	—	—	$10.75	1.22%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$11.40	6.05%	(f)
Class D Shares
Year Ended October 31, 2000	(1.37)	(1.37)	$28.75	56.61%
Year Ended October 31, 2001	(2.41)	(2.41)	$11.03	(57.00%	)
Year Ended October 31, 2002	—	—	$8.60	(22.03%	)
Year Ended October 31, 2003	—	—	$11.47	33.37%
Year Ended October 31, 2004	—	—	$11.73	2.27%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$12.50	6.56%	(f)
Class R Shares
Period Ended October 31, 2004 (h)	—	—	$11.68	1.83%	(f)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$12.41	6.25%	(f)
Institutional Class Shares
Period Ended October 31, 2004 (i)	—	—	$11.73	4.45%	(f)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$12.49	6.48%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
		Ratio of		Income		(Prior to		(Prior to
	Net Assets	Expenses		(Loss)		Reimbursements)		Reimbursements)
	at End of	to Average		to Average		to Average		to Average Net		Portfolio
	Period (000s)	Net Assets		Net Assets		Net Assets (b)		Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000 (d)	$22,612	1.47%		(0.95%	)	1.67%		(1.15%	)	330.32%
Year Ended October 31, 2001	$6,601	1.63%		(1.00%	)	2.75%		(2.12%	)	698.74%
Year Ended October 31, 2002	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Year Ended October 31, 2004	$5,769	1.50%		(0.97%	)	1.98%		(1.44%	)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$5,833	1.51%	(g	) (0.76%	) (g)	1.92%	(g)	(1.18%	) (g)	79.88%
Class B Shares
Year Ended October 31, 2000 (d)	$7,608	2.10%		(1.57%	)	2.35%		(1.82%	)	330.32%
Year Ended October 31, 2001	$3,985	2.23%		(1.60%	)	3.67%		(3.04%	)	698.74%
Year Ended October 31, 2002	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$3,663	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Year Ended October 31, 2004	$3,324	2.20%		(1.66%	)	2.67%		(2.13%	)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$3,262	2.20%	(g	) (1.45%	) (g)	2.62%	(g)	(1.87%	) (g)	79.88%
Class C Shares
Period Ended October 31, 2001 (e)	$52	2.23%	(g	) (1.76%	) (g)	4.38%	(g)	(3.91%	) (g)	698.74%
Year Ended October 31, 2002	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Year Ended October 31, 2004	$77	2.20%		(1.65%	)	2.69%		(2.14%	)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$89	2.20%	(g	) (1.46%	) (g)	2.62%	(g)	(1.88%	) (g)	79.88%
Class D Shares
Year Ended October 31, 2000	$36,090	1.10%		(0.55%	)	1.30%		(0.75%	)	330.32%
Year Ended October 31, 2001	$15,079	1.30%		(0.69%	)	2.51%		(1.90%	)	698.74%
Year Ended October 31, 2002	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Year Ended October 31, 2004	$10,857	1.20%		(0.66%	)	1.67%		(1.13%	)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$10,619	1.20%	(g	) (0.45%	) (g)	1.62%	(g)	(0.87%	) (g)	79.88%
Class R Shares
Period Ended October 31, 2004 (h)	$1	1.72%	(g	) (1.16%	) (g)	2.09%	(g)	(1.53%	) (g)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.63%	(g	) (0.96%	) (g)	2.04%	(g)	(1.36%	) (g)	79.88%
Institutional Class Shares
Period Ended October 31, 2004 (i)	$1	1.08%	(g	) (0.69%	) (g)	2.50%	(g)	(2.11%	) (g)	405.85%
Six Months Ended April 30, 2005 (Unaudited)	$14,472	1.20%	(g	) (0.81%	) (g)	1.52%	(g)	(1.13%	) (g)	79.88%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (losses) is based on average shares outstanding during the period.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
See notes to financial statements.

74 Semiannual Report 2005

Gartmore Nationwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)
Year Ended October 31, 2003	$9.46	—	1.98	1.98
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14
Six Months Ended April 30, 2005 (Unaudited)	$12.54	0.02	0.91	0.93
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05
Six Months Ended April 30, 2005 (Unaudited)	$12.32	—	0.87	0.87
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04
Six Months Ended April 30, 2005 (Unaudited)	$12.31	(0.01)	0.89	0.88
Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09
Six Months Ended April 30, 2005 (Unaudited)	$12.37	0.05	0.87	0.92
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)
Year Ended October 31, 2003	$9.47	—	1.99	1.99
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15
Six Months Ended April 30, 2005 (Unaudited)	$12.57	0.03	0.91	0.94
Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36
Six Months Ended April 30, 2005 (Unaudited)	$12.58	0.06	0.89	0.95

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.01)	—	(0.01)	$9.46	(5.34%	) (f)
Year Ended October 31, 2003	(0.04)	—	(0.04)	$11.40	20.97%
Year Ended October 31, 2004	—	—	—	$12.54	10.00%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.76)	(0.78)	$12.69	7.23%	(f)
Class B Shares
Period Ended October 31, 2002 (d)	—	—	—	$9.40	(6.00%	) (f)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	—	—	—	$12.32	9.32%
Six Months Ended April 30, 2005 (Unaudited)	—	(0.76)	(0.76)	$12.43	6.85%	(f)
Class C Shares
Period Ended October 31, 2002 (d)	—	—	—	$9.40	(6.00%	) (f)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	—	—	—	$12.31	9.32%
Six Months Ended April 30, 2005 (Unaudited)	—	(0.76)	(0.76)	$12.43	6.85%	(f)
Class R Shares
Period Ended October 31, 2003 (e)	—	—	—	$11.28	2.73%	(f)
Year Ended October 31, 2004	—	—	—	$12.37	9.66%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.76)	(0.78)	$12.51	7.21%	(f)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.01)	—	(0.01)	$9.47	(5.23%	) (f)
Year Ended October 31, 2003	(0.04)	—	(0.04)	$11.42	21.10%
Year Ended October 31, 2004	—	—	—	$12.57	10.07%
Six Months Ended April 30, 2005 (Unaudited)	(0.03)	(0.76)	(0.79)	$12.72	7.23%	(f)
Institutional Class Shares
Period Ended October 31, 2004 (h)	—	—	—	$12.58	2.95%	(f)
Six Months Ended April 30, 2005 (Unaudited)	(0.04)	(0.76)	(0.80)	$12.73	7.32%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	) (g)	60.54%
Year Ended October 31, 2003	$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Year Ended October 31, 2004	$1,445	1.47%		(0.31%	)	2.61%		(1.46%	)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$3,540	1.48%	(g)	0.37%	(g)	2.13%	(g)	(0.27%	) (g)	259.43%
Class B Shares
Period Ended October 31, 2002 (d)	$317	2.20%	(g)	(0.58%	) (g)	5.78%	(g)	(4.16%	) (g)	60.54%
Year Ended October 31, 2003	$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Year Ended October 31, 2004	$410	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$561	2.20%	(g)	(0.05%	) (g)	2.91%	(g)	(0.76%	) (g)	259.43%
Class C Shares
Period Ended October 31, 2002 (d)	$243	2.21%	(g)	(0.60%	) (g)	5.80%	(g)	(4.19%	) (g)	60.54%
Year Ended October 31, 2003	$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Year Ended October 31, 2004	$404	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$934	2.20%	(g)	(0.21%	) (g)	2.88%	(g)	(0.89%	) (g)	259.43%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.80%	(g)	(1.11%	) (g)	1.90%	(g)	(1.21%	) (g)	196.86%
Year Ended October 31, 2004	$1	1.81%		(0.69%	)	2.91%		(1.79%	)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.48%	(g)	0.73%	(g)	2.09%	(g)	0.12%	(g)	259.43%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	) (g)	60.54%
Year Ended October 31, 2003	$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Year Ended October 31, 2004	$2,377	1.41%		(0.27%	)	2.56%		(1.42%	)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$5,467	1.42%	(g)	0.49%	(g)	2.07%	(g)	(0.17%	) (g)	259.43%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$1	1.12%	(g)	(0.17%	) (g)	2.44%	(g)	(1.50%	) (g)	230.95%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.27%	(g)	0.93%	(g)	2.14%	(g)	0.07%	(g)	259.43%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 75

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Small Cap Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.01)	(0.73)	(0.74)
Class B Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.01)	(0.76)	(0.77)
Class C Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.01)	(0.74)	(0.75)
Class R Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.03)	(0.73)	(0.76)
Institutional Service Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.01)	(0.72)	(0.73)
Institutional Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$10.00	(0.01)	(0.72)	(0.73)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.26	(7.40%	) (e)
Class B Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.23	(7.70%	) (e)
Class C Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.25	(7.50%	) (e)
Class R Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.24	(7.60%	) (e)
Institutional Service Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.27	(7.30%	) (e)
Institutional Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$9.27	(7.30%	) (e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended April 30, 2005 (Unaudited) (d)	$3,223	1.75%	(f)	(0.43%	) (f)	2.28%	(f)	(0.97%	) (f)	154.29%
Class B Shares
Period Ended April 30, 2005 (Unaudited) (d)	$120	2.35%	(f)	(1.03%	) (f)	2.89%	(f)	(1.57%	) (f)	154.29%
Class C Shares
Period Ended April 30, 2005 (Unaudited) (d)	$3,813	2.35%	(f)	(1.05%	) (f)	2.91%	(f)	(1.61%	) (f)	154.29%
Class R Shares
Period Ended April 30, 2005 (Unaudited) (d)	$1	2.20%	(f)	(0.96%	) (f)	3.42%	(f)	(2.18%	) (f)	154.29%
Institutional Service Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$1	1.45%	(f)	(0.21%	) (f)	2.51%	(f)	(1.27%	) (f)	154.29%
Institutional Class Shares
Period Ended April 30, 2005 (Unaudited) (d)	$3,708	1.35%	(f)	(0.10%	) (f)	2.55%	(f)	(1.30%	) (f)	154.29%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

76 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	1.65	1.64
Year Ended October 31, 2001	$11.64	(0.08)	(5.13)	(5.21)
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27
Six Months Ended April 30, 2005 (Unaudited)	$8.49	(0.03)	0.44	0.41
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.65	1.62
Year Ended October 31, 2001	$11.62	(0.11)	(5.14)	(5.25)
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.40	(0.11)	2.74	2.63
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21
Six Months Ended April 30, 2005 (Unaudited)	$8.24	(0.06)	0.43	0.37
Class C Shares
Period Ended October 31, 2001 (e)	$6.45	(0.04)	(0.41)	(0.45)
Year Ended October 31, 2002 (f)	$6.00	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.44	(0.13)	2.77	2.64
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21
Six Months Ended April 30, 2005 (Unaudited)	$8.29	(0.04)	0.41	0.37

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.64	16.40%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.02	(45.81%	)
Year Ended October 31, 2002	—	—	$5.49	(8.80%	)
Year Ended October 31, 2003	—	—	$8.22	49.73%
Year Ended October 31, 2004	—	—	$8.49	3.28%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$8.90	4.83%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.62	16.20%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$5.96	(46.25%	)
Year Ended October 31, 2002	—	—	$5.40	(9.40%	)
Year Ended October 31, 2003 (f)	—	—	$8.03	48.70%
Year Ended October 31, 2004	—	—	$8.24	2.62%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$8.61	4.49%	(h)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$6.00	(6.98%	) (h)
Year Ended October 31, 2002 (f)	—	—	$5.44	(9.33%	)
Year Ended October 31, 2003 (f)	—	—	$8.08	48.53%
Year Ended October 31, 2004	—	—	$8.29	2.60%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$8.66	4.46%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,411	1.20%	(i)	(0.30%	) (i)	8.29%	(i)	(7.39%	) (i)	124.62%
Year Ended October 31, 2001	$1,195	1.60%		(1.04%	)	7.91%		(7.35%	)	944.67%
Year Ended October 31, 2002	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$32,959	1.64%	(i)	(0.76%	) (i)	1.64%	(i)	(0.76%	) (i)	243.14%
Class B Shares
Period Ended October 31, 2000 (d)	$804	1.70%	(i)	(0.83%	) (i)	9.20%	(i)	(8.33%	) (i)	124.62%
Year Ended October 31, 2001	$772	2.20%		(1.66%	)	8.84%		(8.30%	)	944.67%
Year Ended October 31, 2002	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (f)	$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$3,098	2.30%	(i)	(1.42%	) (i)	2.30%	(i)	(1.42%	) (i)	243.14%
Class C Shares
Period Ended October 31, 2001 (e)	$9	2.20%	(i)	(1.77%	) (i)	9.87%	(i)	(9.44%	) (i)	944.67%
Year Ended October 31, 2002 (f)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (f)	$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$7,226	2.30%	(i)	(1.38%	) (i)	2.30%	(i)	(1.38%	) (i)	243.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 77

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore U.S. Growth Leaders Fund (Continued)

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (g)	$7.49	(0.01)	0.56	0.55
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23
Six Months Ended April 30, 2005 (Unaudited)	$8.27	(0.03)	0.44	0.41
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	1.66	1.66
Year Ended October 31, 2001	$11.66	(0.06)	(5.13)	(5.19)
Year Ended October 31, 2002 (f)	$6.06	(0.06)	(0.46)	(0.52)
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28
Six Months Ended April 30, 2005 (Unaudited)	$8.59	(0.03)	0.45	0.42
Institutional Class Shares
Period Ended October 31, 2004 (j)	$8.62	(0.02)	(0.01)	(0.03)
Six Months Ended April 30, 2005 (Unaudited)	$8.59	(0.01)	0.45	0.44

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.04	7.34%	(h)
Year Ended October 31, 2004	—	—	$8.27	2.86%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$8.68	4.96%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.66	16.60%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.06	(45.55%	)
Year Ended October 31, 2002 (f)	—	—	$5.54	(8.58%	)
Year Ended October 31, 2003	—	—	$8.31	50.00%
Year Ended October 31, 2004	—	—	$8.59	3.37%
Six Months Ended April 30, 2005 (Unaudited)	—	—	$9.01	4.89%	(h)
Institutional Class Shares
Period Ended October 31, 2004 (j)	—	—	$8.59	(0.35%	) (h)
Six Months Ended April 30, 2005 (Unaudited)	—	—	$9.03	5.12%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class R Shares
Period Ended October 31, 2003 (g)	$1	1.90%	(i)	(1.64%	) (i)	2.00%	(i)	(1.74%	) (i)	637.45%
Year Ended October 31, 2004	$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.54%	(i)	(0.71%	) (i)	1.54%	(i)	(0.71%	) (i)	243.14%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$777	0.75%	(i)	0.12%	(i)	8.14%	(i)	(7.27%	) (i)	124.62%
Year Ended October 31, 2001	$449	1.30%		(0.75%	)	7.39%		(6.84%	)	944.67%
Year Ended October 31, 2002 (f)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$7,087	1.52%	(i)	(0.66%	) (i)	1.52%	(i)	(0.66%	) (i)	243.14%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$234	1.30%	(i)	(0.83%	) (i)	1.54%	(i)	(1.07%	) (i)	510.91%
Six Months Ended April 30, 2005 (Unaudited)	$785	1.30%	(i)	(0.32%	) (i)	1.30%	(i)	(0.32%	) (i)	243.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

78 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Worldwide Leaders Fund

		Investment Activities
			Net Realized
	Net Asset		and
	Value,		Unrealized Gains	Total from
	Beginning of	Net Investment	(Losses) on	Investment
	Period	Income (Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.88)	(0.88)
Year Ended October 31, 2001	$9.12	(0.01)	(2.85)	(2.86)
Year Ended October 31, 2002	$6.26	—	(0.76)	(0.76)
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51
Six Months Ended April 30, 2005 (Unaudited)	$7.52	(0.01)	0.55	0.54
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.89)	(0.89)
Year Ended October 31, 2001	$9.11	(0.06)	(2.85)	(2.91)
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003 (e)	$5.41	(0.04)	1.48	1.44
Year Ended October 31, 2004	$6.85	—	0.45	0.45
Six Months Ended April 30, 2005 (Unaudited)	$7.30	(0.03)	0.54	0.51
Class C Shares
Period Ended October 31, 2001 (f)	$7.77	(0.02)	(1.52)	(1.54)
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45
Year Ended October 31, 2004	$6.89	—	0.44	0.44
Six Months Ended April 30, 2005 (Unaudited)	$7.33	(0.02)	0.53	0.51

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End of	Total
	Income	Distribution	Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$9.12	(8.80%	) (g)
Year Ended October 31, 2001	—	—	$6.26	(31.36%	)
Year Ended October 31, 2002	—	—	$5.50	(12.14%	)
Year Ended October 31, 2003	—	—	$7.01	27.45%
Year Ended October 31, 2004	—	—	$7.52	7.28%
Six Months Ended April 30, 2005 (Unaudited)	(0.03)	(0.03)	$8.03	7.16%	(g)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$9.11	(8.90%	) (g)
Year Ended October 31, 2001	—	—	$6.20	(31.94%	)
Year Ended October 31, 2002	—	—	$5.41	(12.74%	)
Year Ended October 31, 2003 (e)	—	—	$6.85	26.62%
Year Ended October 31, 2004	—	—	$7.30	6.57%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.02)	$7.79	6.92%	(g)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$6.23	(19.82%	) (g)
Year Ended October 31, 2002	—	—	$5.44	(12.68%	)
Year Ended October 31, 2003	—	—	$6.89	26.65%
Year Ended October 31, 2004	—	—	$7.33	6.39%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.02)	$7.82	6.94%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of Expenses		Income (Loss)
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets of	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	End of Period	Average Net		to Average Net		to Average Net		to Average		Portfolio
	(000s)	Assets		Assets		Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,542	1.68%	(h)	0.05%	(h)	6.74%	(h)	(5.01%	) (h)	21.59%
Year Ended October 31, 2001	$1,096	1.75%		(0.19%	)	5.71%		(4.15%	)	34.57%
Year Ended October 31, 2002	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$34,889	1.67%		(0.47%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$30,707	3.42%		(1.07%	)	3.73%		0.76%		495.62%
Six Months Ended April 30, 2005 (Unaudited)	$29,875	1.69%	(h)	(0.27%	) (h)	1.92%	(h)	(0.50%	) (h)	172.22%
Class B Shares
Period Ended October 31, 2000 (d)	$1,519	2.26%	(h)	(0.53%	) (h)	7.47%	(h)	(5.74%	) (h)	21.59%
Year Ended October 31, 2001	$1,051	2.35%		(0.78%	)	6.47%		(4.90%	)	34.57%
Year Ended October 31, 2002	$936	2.39%		(0.72%	)	3.36		(1.69%	)	467.35%
Year Ended October 31, 2003 (e)	$96	2.39%		(0.72%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$122	4.84%		(0.26%	)	5.19%		(0.61%	)	495.62%
Six Months Ended April 30, 2005 (Unaudited)	$142	2.39%	(h)	(0.93%	) (h)	2.62%	(h)	(1.16%	) (h)	172.22%
Class C Shares
Period Ended October 31, 2001 (f)	$20	2.35%	(h)	(1.04%	) (h)	7.40%	(h)	(6.09%	) (h)	34.57%
Year Ended October 31, 2002	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$19	2.38%		(0.84%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$25	4.84%		(0.17%	)	5.18%		(0.51%	)	495.62%
Six Months Ended April 30, 2005 (Unaudited)	$298	2.37%	(h)	(0.72%	) (h)	2.67%	(h)	(1.01%	) (h)	172.22%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	There were no fee reductions in this period.

See notes to financial statements.

2005 Semiannual Report 79

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Worldwide Leaders Fund (Continued)

		Investment Activities
			Net Realized
	Net Asset		and
	Value,		Unrealized Gains	Total from
	Beginning of	Net Investment	(Losses) on	Investment
	Period	Income (Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (i)	$6.55	(0.01)	0.32	0.31
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47
Six Months Ended April 30, 2005 (Unaudited)	$7.33	(0.02)	0.56	0.54
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	(0.89)	(0.88)
Year Ended October 31, 2001	$9.12	0.01	(2.84)	(2.83)
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)
Year Ended October 31, 2003	$5.54	—	1.54	1.54
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52
Six Months Ended April 30, 2005 (Unaudited)	$7.60	(0.01)	0.56	0.55
Institutional Class Shares
Period Ended October 31, 2004 (j)	$7.23	0.02	0.35	0.37
Six Months Ended April 30, 2005 (Unaudited)	$7.60	—	0.57	0.57

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End of	Total
	Income	Distribution	Period	Return (a)

Class R Shares
Period Ended October 31, 2003 (i)	—	—	$6.86	4.73%	(g)
Year Ended October 31, 2004	—	—	$7.33	7.00%
Six Months Ended April 30, 2005 (Unaudited)	(0.03)	(0.03)	$7.84	7.19%	(g)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$9.12	(8.80%	) (g)
Year Ended October 31, 2001	—	—	$6.29	(31.03%	)
Year Ended October 31, 2002	—	—	$5.54	(11.92%	)
Year Ended October 31, 2003	—	—	$7.08	(27.80%	)
Year Ended October 31, 2004	—	—	$7.60	7.34%
Six Months Ended April 30, 2005 (Unaudited)	(0.03)	(0.03)	$8.12	7.24%	(g)
Institutional Class Shares
Period Ended October 31, 2004 (j)	—	—	$7.60	5.12%	(g)
Six Months Ended April 30, 2005 (Unaudited)	(0.04)	(0.04)	$8.13	7.43%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of Expenses		Income (Loss)
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets of	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	End of Period	Average Net		to Average Net		to Average Net		to Average		Portfolio
	(000s)	Assets		Assets		Assets (b)		Net Assets (b)		Turnover (c)

Class R Shares
Period Ended October 31, 2003 (i)	$1	1.87%	(h)	(1.05%	) (h)	1.97%	(h)	(1.15%	) (h)	689.06%
Year Ended October 31, 2004	$1	3.95%		0.57%		4.27%		0.25%		495.62%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.70%	(h)	(0.34%	) (h)	1.72%	(h)	(0.36%	) (h)	172.22%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,521	1.36%	(h)	0.37%	(h)	6.45%	(h)	(4.72%	) (h)	21.59%
Year Ended October 31, 2001	$1,048	1.42%		0.13%		5.44%		(3.89%	)	34.57%
Year Ended October 31, 2002	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$1,400	1.46%		0.12%		(k)		(k)		689.06%
Year Ended October 31, 2004	$1,373	3.33%		1.23%		3.64%		0.92%		495.62%
Six Months Ended April 30, 2005 (Unaudited)	$2,362	1.63%	(h)	(0.10%	) (h)	1.87%	(h)	(0.34%	) (h)	172.22%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$1	0.96%	(h)	0.49%	(h)	1.16%	(h)	0.29%	(h)	495.62%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.35%	(h)	0.06%	(h)	1.69%	(h)	(0.29%	) (h)	172.22%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	There were no fee reductions in this period.

See notes to financial statements.

80 Semiannual Report 2005

International Series

Gartmore China Opportunities Fund

For the semiannual period ended April 30, 2005, the Gartmore China Opportunities Fund returned 7.42% (Class A at NAV) versus 10.21% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds was 8.26%.

Although China region stocks performed well on an absolute basis, the Fund was hurt by investors’ rotation into large-cap stocks as a defensive measure. The benchmark is heavily biased toward large caps; however, the Fund emphasizes mid-caps and small caps because that is where we see the most attractive long-term growth prospects. During the reporting period, however, our bias toward smaller companies put us at a disadvantage. For instance, China Mobile Ltd. and Hutchison Whampoa Ltd., two large caps with uncertain industry outlooks, performed well but detracted from the Fund’s results because of underweight stances.

Sectors that had the largest negative impact on Fund performance were consumer staples, industrials and materials. Within consumer staples, our investments in two food products companies, Cofco International Ltd. and Global Bio-chem Technology Group Co., Ltd., detracted from performance. Volatility in the prices of the commodities that are the raw materials for these companies’ products played a part in the stocks’ declines. Nevertheless, we continued to favor these shares, given China’s increasing reliance on processed foods.

The financial sector had the most favorable impact on the Fund’s performance, with most of the positive thrust coming from the real estate industry. Stock selection was particularly helpful, with Melco International Development Ltd., Hongkong Land Holdings Ltd. and Midland Realty Group all performing well, as they have ties to the Hong Kong property market, which benefited from stronger investment demand and tourism revenues stemming from CEPA (Close Economic Partnership Agreement). CEPA is a trade agreement between Hong Kong and China that went into effect Jan. 1, 2004. Furthermore, Melco International recently acquired a license to manage a casino in Macau and announced a promising joint venture with Australia-based PBL (Publishing and Broadcasting Ltd.), a media and entertainment conglomerate with casino interests.

In recent months, speculation has intensified about a possible revaluation of China’s currency (the yuan) versus the U.S. dollar. If a revaluation occurs, we believe that it could benefit many Chinese companies with a domestic focus, which is one of the Fund’s areas of emphasis. A revaluation could, however, create more challenging conditions for Chinese exporters. That is one reason we are underweight in the manufacturing and export area. We remain positive in our outlook for companies that can benefit from the capital inflows to Hong Kong because of investment, gaming and retail activity stemming from the CEPA agreement. Finally, we believe technology stocks could play an increasingly important role in China’s future, and we plan to maintain our overweighted position in that sector.

Portfolio Manager: Philip Ehrmann

Class A: GOPAX

Class B: GOPBX
Class C: GOPCX
Class R: GOPRX
Institutional Service Class: GOPSX
Institutional Class: GOPIX

2005 Semiannual Report 81

International Series

Gartmore China Opportunities Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		One year	Inception[1]

Class A	without sales charge[2]	7.42%	20.97%
	with sales charge[3]	1.21%	14.02%

Class B	without sales charge[2]	7.06%	20.32%
	with sales charge[4]	2.06%	15.32%

Class C	without sales charge[2]	7.06%	20.23%
	with sales charge[5]	6.06%	19.23%

Class R6		7.15%	20.50%

Institutional Class[6]		7.56%	21.27%

Institutional Service Class [6]		7.46%	21.15%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Semiannual Report 2005

Gartmore China Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
			Value,	Value,	Expenses Paid	Expense
China Opportunities Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000	$1,074	$10.23	1.99%
	Hypothetical	[1]	$1,000	$1,015	$9.99	1.99%

Class B	Actual		$1,000	$1,071	$13.86	2.70%
	Hypothetical	[1]	$1,000	$1,012	$13.56	2.70%

Class C	Actual		$1,000	$1,071	$13.86	2.70%
	Hypothetical	[1]	$1,000	$1,012	$13.56	2.70%

Class R	Actual		$1,000	$1,072	$12.02	2.34%
	Hypothetical	[1]	$1,000	$1,013	$11.75	2.34%

Institutional Service Class	Actual		$1,000	$1,075	$9.41	1.83%
	Hypothetical	[1]	$1,000	$1,016	$9.19	1.83%

Institutional Class	Actual		$1,000	$1,076	$8.65	1.68%
	Hypothetical	[1]	$1,000	$1,017	$8.44	1.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 83

Gartmore China Opportunities Fund

International Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	100.2%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries

Real Estate	12.2%
Retail	11.1%
Oil & Gas	10.3%
Building & Construction	6.3%
Electronics	5.3%
Food Products	4.4%
Telecommunications	4.2%
Metals & Mining	4.0%
Medical Products	3.5%
Transportation	3.0%
Other Industries	35.7%

100.0%

Top Holdings

Cosco Pacific Ltd.	3.0%
Shanghai Electric Group Co. Ltd.	2.9%
Hengan International Group Co. Ltd.	2.8%
Lee & Man Paper Manufacturing Ltd.	2.7%
Melco International Development Ltd.	2.7%
TPV Technology Ltd.	2.7%
GOME Electrical Appliances Holdings Ltd.	2.7%
Hongkong Land Holdings Ltd.	2.6%
Kingboard Chemical Holdings Ltd.	2.6%
Solomon Systech International Ltd.	2.6%
Other Holdings	72.7%

100.0%

84 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore China Opportunities Fund

Common Stock (100.2%)

	Shares or
	Principal Amount	Value

CHINA (22.8%)
Building & Construction (4.3%)
Baoye Group Co. Ltd. (c)	370,000	$212,417
Zhejiang Expressway Co. Ltd. (c)	300,000	208,824

		421,241

Electronics (2.7%)
TPV Technology Ltd. (c)	418,000	261,902

Manufacturing (0.4%)
BYD Co. Ltd. (c)	14,500	41,145

Metals & Mining (1.8%)
Aluminium Corporation of China Ltd. (c)	320,000	174,137

Mining (1.9%)
Yanzhou Coal Mining Co. Ltd. (c)	134,000	182,742

Oil & Gas (3.8%)
China Oilfield Services Ltd. (c)	700,000	233,811
CNOOC Ltd. (c)	270,000	145,267

		379,078

Power Stations (2.9%)
Shanghai Electric Group Co. Ltd. (b) (c)	1,316,000	283,635

Real Estate (0.8%)
China Resources Land Ltd. (b) (c)	420,000	74,556

Telecommunications (4.2%)
China Telecom Co. Ltd. (c)	632,000	215,147
ZTE Corp. (c)	73,000	209,313

		424,460

		2,242,896

HONG KONG (76.9%)
Building & Construction (2.0%)
Asia Aluminum Holdings Ltd. (c)	1,700,000	196,010

Building - Residential/ Commercial (2.5%)
Shanghai Forte Land Co. Ltd. (b) (c)	946,000	249,178

Chemicals (2.6%)
Kingboard Chemical Holdings Ltd. (c)	87,000	259,368

Commercial Services (1.5%)
Linmark Group Ltd. (c)	424,000	145,316

Electronic Equipment (2.7%)
GOME Electrical Appliances Holdings Ltd. (c)	264,600	261,343

Electronics (2.6%)
Solomon Systech International Ltd. (c)	780,000	255,576

Engine Manufacturing (2.0%)
Weichai Power Co. Ltd. (c)	56,000	194,002

Food Products (4.4%)
COFCO International Ltd. (c)	574,000	243,340
Global Bio-chem Technology Group Co. Ltd. (c)	294,000	192,589

		435,929

Health Care Products (2.8%)
Hengan International Group Co. Ltd. (c)	440,000	273,488

Hotels, Restaurants & Leisure (2.2%)
Regal Hotels International Holdings Ltd. (b) (c)	2,332,000	217,252

Information Services (1.6%)
HC International, Inc. (b) (c)	700,000	152,666

Insurance (2.5%)
China Life Insurance Co. Ltd. (b) (c)	370,000	246,585

Machinery & Machine Tools (2.1%)
Techtronic Industries Co. Ltd. (c)	91,500	203,504

Manufacturing (1.4%)
Foxconn International Holdings Ltd. (b) (c)	238,000	142,743

Medical Products (3.5%)
China Shineway Pharmaceutical Group Ltd. (b) (c)	368,000	188,844
Shandong Weigao Group Medical Polymer Co. Ltd. (c)	1,160,000	151,794

		340,638

Metal Frames (1.8%)
Moulin Global Eyecare Holdings Ltd. (c)	272,000	177,690

Metals & Mining (2.2%)
Jiangxi Copper Co. Ltd. (c)	455,000	218,512

Oil & Gas (6.5%)
CNOOC Ltd. ADR	3,600	193,752
Sinopec Zhenhai Refining & Chemical Co. Ltd. (c)	226,000	251,621
Xinao Gas Holdings Ltd. (b) (c)	340,000	197,913

		643,286

Paper Products (2.7%)
Lee & Man Paper Manufacturing Ltd. (c)	314,000	268,234

Real Estate (11.4%)
Hongkong Land Holdings Ltd. (c)	90,000	260,056
Hopewell Holdings Ltd. (c)	90,000	219,164
Hysan Development Co. (c)	98,000	202,735
Midland Realty Holdings Ltd. (c)	318,000	200,648
New World Development Co. Ltd. (c)	229,000	246,347

		1,128,950

Retail (11.1%)
Giordano International Ltd. (c)	66,000	45,865
Lianhua Supermarket Holdings Ltd. (c)	186,000	201,514

2005 Semiannual Report 85

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore China Opportunities Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (continued)
Retail (continued)
Lifestyle International Holdings Ltd. (c)	132,500	$207,838
Melco International Development Ltd. (b) (c)	102,000	265,042
Sa Sa International Holdings Ltd. (c)	380,000	174,249
Wumart Stores, Inc. (c)	121,000	197,271

		1,091,779

Transportation (3.0%)
Cosco Pacific Ltd. (c)	136,000	294,986

Water Utility (1.8%)
Tianjin Bohai Chemical Protection Co. Ltd. (c)	544,000	177,699

		7,574,734

TAIWAN (0.5%)
Manufacturing (0.5%)
Taiwan Glass Industrial Corp. (b) (c)	52,000	46,791

Total Common Stocks		9,864,421

Total Investments (Cost $9,358,828) (a) — 100.2%		9,864,421
Liabilities in excess of other assets — (0.2)%		(16,105)

NET ASSETS — 100.0%		$9,848,316

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR         American Depositary Receipt

At April 30, 2005, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Long Contracts:
Hong Kong	05/25/05	$289,995	$290,168	$173

Total Long Contracts		$289,995	$290,168	$173

See notes to financial statements.

86 Semiannual Report 2005

International Series

Gartmore Emerging Markets Fund

For the semiannual period ended April 30, 2005, the Gartmore Emerging Markets Fund returned 10.54% (Class A at NAV) versus 13.63% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 12.45%.

The Fund suffered from the underperformance of growth stocks versus their value counterparts as investors chased stocks with low price-to-earnings ratios and high dividend yields. Most of the damage relative to the Fund’s benchmark occurred in the final two months of 2004; the Fund’s performance for the first four months of 2005 was fairly close to that of the benchmark.

The biggest detractor from a geographical standpoint was Brazil, a country that we overweighted. Our Brazilian stock selection also was disappointing, with our choices returning a little more than half of the benchmark’s return for that country. In part, this was due to the underperformance of various consumer growth stocks we owned. In addition, we had a relatively light exposure to Brazilian utilities, which advanced on news of a favorable regulatory decision regarding rates.

Taiwan was another country that hurt Fund performance. There, too, our stock selection resulted in the Fund’s underperforming the benchmark, and an overweighting also was counterproductive. We raised the Fund’s weighting in this tech-heavy nation because we became more confident about the prospects for the technology sector. One of our goals was to buy in advance of other funds that may purchase technology stocks to keep pace with the higher index weighting. On the positive side, the Fund’s best-performing countries were South Africa and Turkey.

Looking at sectors and industries, the largest detractors to Fund performance were consumer staples and industrials, while the strongest contributors were consumer discretionary and information technology. Within the consumer discretionary sector, an outstanding performer was CJ Home Shopping Co., Ltd. a South Korea-based Internet retailer. The stock almost doubled in price due to the revival of consumer demand in South Korea. In information technology, one outperformer was Hong Kong-based Solomon Systech Ltd., a maker of integrated circuit products. Also posting a strong return was Seoul Semiconductor Co., Ltd., another South Korean holding. In the materials sector, South Korean steel producer INI Steel Co. performed well, and we took profits on the position as the steel market began to weaken due to increasing production from China.

In industrials, Ichia Technologies was a significant detractor. This Taiwan-based company, which manufactures various components for cellular phones, saw its stock price erode because of greater competition from other suppliers, and we trimmed the position. Technology stock KH Vatec Co. Ltd. also held back our performance. The Korean maker of electronic components was hurt when its primary customer, Samsung Electronic Co., Ltd. negotiated lower prices. Finally, utility stock China Resource Power was hampered by rising coal prices.

We continue to believe that a compelling case can be made for investing in emerging markets. As a group, these markets are attractively priced relative to developed markets. Furthermore, many emerging markets are at a critical threshold beyond which rising income levels should drive domestic consumption substantially higher. Finally, we expect that year-over-year earnings comparisons later in 2005 should be more favorable than they have been during the present reporting period.

Portfolio Managers: Philip Ehrmann and Peter Dalgliesh

Class A: GEGAX

Class B: GEGBX
Class C: GEGCX
Class R: GEMRX
Institutional Service Class: GEGSX
Institutional Class: GEGIX

2005 Semiannual Report 87

International Series

Gartmore Emerging Markets Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six month*	One year	Inception[1]

Class A	without sales charge[2]	10.54%	17.27%	6.89%
	with sales charge[3]	4.18%	10.51%	5.54%

Class B	without sales charge[2]	10.31%	16.50%	6.21%
	with sales charge[4]	5.31%	11.50%	5.86%

Class C5	without sales charge[2]	10.25%	16.55%	6.51%
	with sales charge[6]	9.25%	15.55%	6.51%

Class R [7,9]		10.62%	17.14%	6.35%

Institutional Class[8,9]		10.82%	17.66%	7.29%

Institutional Service Class[9]		10.82%	17.66%	7.29%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88 Semiannual Report 2005

Gartmore Emerging Markets Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Emerging Markets Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,105.40	$9.81	1.88%
	Hypothetical	[1]	$1,000.00	$1,015.68	$9.44	1.88%

Class B	Actual		$1,000.00	$1,103.10	$13.30	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.35	$12.80	2.55%

Class C	Actual		$1,000.00	$1,102.50	$13.29	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.35	$12.80	2.55%

Class R	Actual		$1,000.00	$1,106.20	$9.66	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.83	$9.29	1.85%

Institutional Service Class	Actual		$1,000.00	$1,108.20	$8.10	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.31	$7.78	1.55%

Institutional Class	Actual		$1,000.00	$1,108.20	$8.10	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.31	$7.78	1.55%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 89

Gartmore Emerging Markets Fund

International Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.3%
Participation Notes	3.3%
Cash Equivalents	2.4%
Liabilities in excess of other assets	-1.0%

100.0%

Top Industries

Banking	15.1%
Electronics	11.6%
Oil & Gas	10.1%
Telecommunications	9.3%
Semiconductors	7.2%
Mining	7.0%
Financial Services	6.2%
Diversified Operations	5.1%
Retail	4.5%
Insurance	2.5%
Other Industries	21.4%

100.0%

Top Holdings*

Samsung Electronics GDR	3.7%
ABSA Group Ltd.	2.7%
Surgutneftegaz ADR	2.1%
Solomon Systech International Ltd.	2.1%
Denizbank AS	2.0%
Petroleo Brasileiro SA ADR	2.0%
AU Optronics Corp.	1.9%
Companhia Vale do Rio Doce, Class A	1.8%
CJ Home Shopping	1.8%
China Telecom Corp. Ltd.	1.7%
Other Holdings	78.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

90 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Emerging Markets Fund

Common Stocks (95.3%)

	Shares or
	Principal Amount	Value

ARGENTINA (0.8%)
Oil & Gas (0.8%)
Tenaris SA ADR	3,800	$217,170

AUSTRIA (0.4%)
Banking (0.4%)
Raiffeisen International Bank - Holding AG (b) (c)	2,093	107,748

BERMUDA (1.4%)
Multi-Media (1.4%)
Central European Media Enterprises Ltd., Class A (b) (c)	8,900	409,400

BRAZIL (11.5%)
Banking (1.9%)
Banco Itau Holding Financeira SA ADR	4,500	384,975
Uniao de Bancos Brasileiros SA GDR	4,800	159,312

		544,287

Electric Utility (0.9%)
Companhia Energetica de Minas Gerais (c)	9,201,709	258,494

Food & Beverage (0.7%)
Ambev Cia Bebid (c)	719,000	197,137

Insurance (0.8%)
Porto Seguro SA (b) (c)	25,900	229,390

Mining (1.8%)
Companhia Vale do Rio Doce, Class A (c)	22,366	524,695

Oil & Gas (2.5%)
Petroleo Brasileiro SA ADR	13,650	572,344
Petroleo Brasileiro SA ADR (c)	3,400	124,950

		697,294

Paper Products (1.1%)
Klabin SA (c)	209,220	317,540

Retail (0.7%)
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	9,500	190,950

Telecommunications (1.1%)
Tele Norte Leste Participacoes SA ADR	21,600	319,680

		3,279,467

CHINA (6.4%)
Insurance (1.0%)
China Life Insurance Co. Ltd. (b) (d)	433,000	288,571

Manufacturing (1.0%)
Shanghai Electric Group Co. Ltd. (b) (d)	1,298,000	279,756

Mining (1.8%)
Jiangxi Copper Co. Ltd. (d)	461,000	221,394
Yanzhou Coal Mining Co. Ltd. (d)	222,000	302,751

		524,145

Telecommunications (2.6%)
China Telecom Corp. Ltd. (d)	1,440,000	490,208
Hutchison Telecommunications International Ltd. (b) (d)	244,000	232,658

		722,866

		1,815,338

HONG KONG (2.1%)
Semiconductors (2.1%)
Solomon Systech International Ltd. (d)	1,806,000	591,758

HUNGARY (1.1%)
Oil & Gas (1.1%)
MOL Magyar Olaj-es Gazipari Rt. (d)	3,658	300,978

INDIA (1.1%)
Banking (0.6%)
ICICI Bank Ltd. (d)	1,775	14,679
UTI Bank Ltd. GDR (b)	30,700	153,500

		168,179

Financial Services (0.5%)
ICICI Bank Ltd. ADR	8,650	156,392

		324,571

INDONESIA (1.0%)
Mining (1.0%)
PT Bumi Resources Tbk (b) (d)	3,414,500	273,469

ISRAEL (1.9%)
Computer Software (1.0%)
Retalix Ltd. ADR (b)	12,200	286,578

Electronics (0.9%)
Orbotech Ltd. (b) (d)	12,200	248,026

		534,604

KOREA (18.7%)
Automobile (0.8%)
Hyundai Motor Co. Ltd. (d)	4,400	239,816

Banking (0.7%)
Hana Bank (d)	8,190	207,016

Building — Residential/ Commercial (1.0%)
Hyundai Development Co. (d)	14,700	294,236

2005 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Emerging Markets Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

KOREA (continued)
Communications Equipment (0.7%)
KH Vatec Co. Ltd. (d)	10,700	$212,867

Diversified Operations (1.6%)
GS Holdings Corp. (d)	18,650	446,550

Electronics (6.1%)
Samsung Electronics Co. Ltd. (d)	700	320,602
Samsung Electronics GDR	7,200	1,061,999
Samsung SDI Co. Ltd. (d)	3,700	364,222

		1,746,823

Financial Services (3.1%)
Dongwon Financial Holding Co. Ltd. (d)	22,200	317,259
LG Card Co. Ltd (b) (d)	8,000	225,103
Woori Finance Holdings Co. Ltd. (d)	36,050	333,545

		875,907

Household Durables (1.1%)
LG Electronics, Inc. (d)	4,300	289,405
LG Electronics, Inc. (c)	1,000	37,970

		327,375

Retail (2.7%)
CJ Home Shopping (b) (d)	6,620	521,552
Hyundai Department Store Co. Ltd. (d)	5,300	233,824

		755,376

Semiconductors (0.9%)
Seoul Semiconductor Co. Ltd. (d)	10,652	260,257

		5,366,223

MALAYSIA (4.2%)
Banking (0.9%)
CIMB Berhad (d)	188,100	245,552

Financial Services (0.6%)
Pos Malaysia & Services Holdings Berhad (b) (d)	226,000	168,824

Real Estate (0.9%)
SP Setia Berhad (d)	251,500	265,725

Telecommunications (1.0%)
Telekom Malaysia Berhad (d)	115,600	293,794

Transportation (0.8%)
Malaysia International Shipping Corp. Berhad (d)	50,100	229,597

		1,203,492

MEXICO (6.0%)
Construction (0.8%)
Urbi Desarrolloas Urbanos, SA de CV (b) (d)	44,800	218,912

Diversified Operations (0.8%)
Grupo Carso S.A. de CV (d)	41,658	216,753

Financial Services (1.4%)
Grupo Financiero Banorte SA de CV (d)	64,200	414,793

Manufacturing (0.8%)
Industrias CH SA (b) (d)	109,100	218,970

Retail (1.1%)
Wal-Mart de Mexico SA de CV (d)	80,900	300,145

Telecommunications (1.1%)
America Movil SA de CV ADR	7,100	352,515

		1,722,088

PHILLIPINES (0.6%)
Financial Services (0.6%)
SM Investments Corp. (b) (d)	35,100	162,260

POLAND (0.3%)
Construction (0.3%)
Globe Trade Centre SA (b) (d)	2,200	72,713

RUSSIA (6.0%)
Automobile (0.8%)
JSC Severstal - Avto (b)	14,300	216,073

Brewery (1.2%)
Efes Breweries International GDR (b)	11,200	352,800

Mining (0.8%)
JSC MMC Norilsk Nickel ADR	4,200	233,100

Oil & Gas (2.1%)
Surgutneftegaz ADR	17,300	604,635

Telecommunications (1.1%)
AO VimpelCom ADR (b)	9,450	309,204

		1,715,812

SOUTH AFRICA (9.2%)
Banking (2.7%)
ABSA Group Ltd. (d)	59,978	768,381

Diversified Operations (0.9%)
Barloworld Ltd. (d)	17,000	257,690

Home Furnishing (1.5%)
Lewis Group Ltd. (d)	71,542	416,598

Mining (1.6%)
Anglo American PLC (d)	12,400	274,552
AngloGold Ltd. (d)	5,900	188,637

		463,189

92 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SOUTH AFRICA (continued)
Oil & Gas (1.2%)
Sasol Ltd. (d)	14,700	$343,923

Telecommunications (1.3%)
MTN Group Ltd. (d)	51,452	365,686

		2,615,467

SOUTH KOREA (0.7%)
Semiconductors (0.7%)
Hynix Semiconductor, Inc. (b) (d)	16,100	197,358

TAIWAN (14.2%)
Agricultural Production — Crops (1.2%)
Taiwan Fertilizer Co. Ltd. (b) (d)	284,000	347,080

Banking (2.0%)
E.Sun Financial Holding Co. Ltd. (b) (d)	435,000	357,052
TA Chong Bank Ltd. (b) (d)	677,820	204,036

		561,088

Electronics (4.6%)
AU Optronics Corp. (d)	347,000	551,087
Ichia Technologies, Inc. (d)	155,449	154,885
Largan Precision Co. Ltd. (d)	58,000	349,098
Optimax Technology Corp. (d)	87,000	250,511

		1,305,581

Insurance (0.7%)
Cathay Financial Holding Co. Ltd. (d)	116,000	210,694

Semiconductors (3.5%)
Advanced Semiconductor Engineering, Inc. (b) (d)	598,000	397,544
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	252,397	420,365
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,166	165,019

		982,928

Steel (1.1%)
China Steel Corp. (b) (d)	313,000	322,420

Textiles (1.1%)
Far Eastern Textile Ltd. (d)	443,610	302,668

		4,032,459

THAILAND (4.8%)
Banking (2.1%)
Kasikornbank Public Co. Ltd. (d)	306,200	431,653
Siam City Bank Public Co. Ltd. (d)	304,800	183,018

		614,671

Electric Utility (0.8%)
Ratchaburi Electricity (d)	231,800	228,243

Petrochemicals (0.8%)
Aromatics PC (d)	141,900	216,309

Telecommunications (1.1%)
Shin Corporation Public Co. Ltd. (d)	325,800	310,449

		1,369,672

TURKEY (2.9%)
Banking (2.1%)
Denizbank AS (b) (d)	204,128	577,917

Diversified Operations (0.8%)
Haci Omer Sabanci Holding AS (b) (d)	80,380	235,021

		812,938

Total Common Stocks		27,124,985

Participation Notes (3.3%)
INDIA (3.3%)
Banking (0.1%)
ICICI Bank Ltd., 03/30/07 (d)	$4,047	33,469

Diversified Operations (1.0%)
Larsen & Toubro Ltd., 10/19/09 (d)	13,000	288,730

Oil & Gas (1.3%)
Oil & Natural Gas Corp. Ltd., 10/31/05 (d)	18,800	350,432

Tobacco (0.9%)
ITC Ltd., 04/07/30 (d)	8,100	267,543

Total Participation Notes		940,174

Cash Equivalents (2.4%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $691,623)	691,456	691,456

Total Cash Equivalents		691,456

2005 Semiannual Report 93

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Emerging Markets Fund (Continued)

International Series

Rights (0.0%)

	Shares or
	Principal Amount	Value

TAIWAN (0.0%)
Electronics (0.0%)
Optimax Tech, expiring 06/06/05	$6,255	$3,466

Total Rights		3,466

Total Investments (Cost $26,347,525) (a) — 101.0%		28,760,081
Liabilities in excess of other assets — (1.0)%		(285,517)

NET ASSETS — 100.0%		$28,474,564

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Preferred Stock.

(d)	Fair Valued Security.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

At April 30, 2005, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
Hong Kong Dollar	05/04/05	$229,889	$230,001	$(112)

Total Short Contracts		$229,889	$230,001	$(112)

Long Contracts:
Hong Kong Dollar	05/25/05	$505,068	$505,368	$300

Total Long Contracts		$505,068	$505,368	$300

See notes to financial statements.

94 Semiannual Report 2005

International Series

Gartmore International Growth Fund

For the semiannual period ended April 30, 2005, the Gartmore International Growth Fund returned 9.29% (Class A at NAV), versus 9.14% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Ex-United States Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 7.95%.

International growth stocks were aided by expanding global economies, although toward the end of the period there was increasing concern about the possibility of slowing growth. The Fund’s strongest sectors relative to its benchmark were materials, energy, and utilities, while financials and health care detracted the most. We do not emphasize geographical allocations, preferring instead to focus on the merits of individual stocks. In retrospect, however, we can say that the strongest relative contributors were Australia, Canada, Italy and Austria. Conversely, countries that held back Fund performance most were France, South Korea, Switzerland and Hong Kong.

The stock of Excel Coal Ltd., a small Australian coal-mining company, was one of the Fund’s top contributors; the stock was inexpensively valued and benefited from renewed interest in coal as an alternative energy source in the face of persistently high crude oil prices. Also aiding the Fund’s results was its position in Vedanta Resources plc, a U.K.-based company with industrial metals mining operations in India, Zambia and Australia. Worldwide demand for copper, one of the company’s principal outputs, remained strong. In the energy sector, Austrian oil producer and refiner OMV AG performed well, as global refining capacity remained tight after years of underinvestment in the industry. Stolt Offshore S.A., a U.K. provider of subsea pipeline and risers systems for offshore energy exploration, was another strong performer; the company benefited from strengthening offshore activity resulting from high energy prices.

We correctly underweighted the semiconductor group, along with other segments of the technology sector, because of overall lackluster spending on information technology. The Fund’s performance, however, was hurt by exposure to out-of-index holding Hynix Semiconductor Inc., a South Korean producer of dynamic random access memory (DRAM) and other memory chips. Unfortunately, the timing of our purchase was not favorable and, given the intensifying concerns about global economic growth later in 2005, we liquidated the position by the end of the reporting period. Also holding back Fund results was our position in Japanese bank UFJ Holdings, Inc., whose share price retreated on concerns that the announced buyout of the company by rival Mitsubishi Tokyo Financial Group, Inc. might be delayed. On a relative basis, the Fund’s lack of exposure to drug maker GlaxoSmithKline plc, which posted a double-digit gain, hurt Fund performance.

Looking ahead, we think we’ll continue to see a favorable backdrop for materials, energy and utilities stocks. Moreover, we believe that, given the trend of small-cap outperformance during the past five years, as a group large caps offer better value. That said, we will continue to assess stocks on a case-by-case basis and rely primarily on bottom-up, fundamental analysis to make investment decisions for the Fund.

Portfolio Manager: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: GIGAX

Class B: GIGBX
Class C: GIGCX
Class R: GIRRX
Institutional Service Class: GIGSX
Institutional Class: GIGIX

2005 Semiannual Report 95

International Series

Gartmore International Growth Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A	without sales charge[2]	9.29%	13.51%	-3.39%
	with sales charge[3]	2.94%	6.95%	-4.61%

Class B	without sales charge[2]	8.82%	12.70%	-4.10%
	with sales charge[4]	3.82%	7.70%	-4.51%

Class C5	without sales charge[2]	8.88%	12.73%	-3.98%
	with sales charge[6]	7.88%	11.73%	-3.98%

Class R [7,9]		9.38%	13.42%	-3.94%

Institutional Class[8,9]		9.48%	13.96%	-3.09%

Institutional Service Class[9]		9.48%	13.96%	-3.09%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96 Semiannual Report 2005

Gartmore International Growth Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
			Value,	Value,	Expenses Paid	Expense
International Growth Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$1,092.90	$8.61	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.77	$8.33	1.66%

Class B	Actual		$1,000.00	$1,088.20	$12.43	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%

Class C	Actual		$1,000.00	$1,088.80	$12.43	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%

Class R	Actual		$1,000.00	$1,093.80	$8.72	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.67	$8.44	1.68%

Institutional Service Class	Actual		$1,000.00	$1,094.80	$7.27	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

Institutional Class	Actual		$1,000.00	$1,094.80	$7.27	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 97

Gartmore International Growth Fund

International Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.0%
Cash Equivalents	8.1%
Liabilities in excess of other assets	-4.1%

100.0%

Top Industries

Oil & Gas	21.3%
Utilities	12.6%
Banking	9.2%
Telecommunications	6.6%
Financial Services	5.3%
Aerospace & Defense	3.5%
Coal	3.3%
Real Estate	3.0%
Pharmaceuticals	2.5%
Airport Services	2.3%
Other Industries	30.4%

100.0%

Top Holdings*

BP PLC	3.2%
Excel Coal Ltd.	2.9%
Suncor Energy, Inc.	2.5%
Novartis AG	2.5%
ENI SPA	2.5%
BAA PLC	2.3%
Credit Saison Co. Ltd.	2.2%
UBS AG	2.1%
Shell Transport & Trading Co. PLC	2.0%
Rolls-Royce Group PLC	2.0%
Other Holdings	75.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

98 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore International Growth Fund

Common Stocks (96.0%)

	Shares or
	Principal Amount	Value

AUSTRALIA (5.3%)
Coal (3.3%)
Excel Coal Ltd. (c)	51,139	$295,792
Felix Resources Ltd. (b) (c)	21,097	42,921

		338,713

Minerals (1.1%)
BHP Billiton Ltd. (c)	8,849	111,941
Telecommunications (0.9%)
Telstra Corp. Ltd. (c)	24,580	93,035

		543,689

AUSTRIA (3.3%)
Oil & Gas (1.4%)
OMV AG (c)	479	147,545

Telephone Communications (1.9%)
Telekom Austria AG (c)	9,800	188,149

		335,694

BELGIUM (1.4%)
Telecommunications (1.4%)
Belgacom SA (c)	3,770	144,391

CANADA (4.3%)
Oil & Gas (4.3%)
Encana Corp.	2,768	177,242
Suncor Energy, Inc.	7,056	260,631

		437,873

DENMARK (0.8%)
Telephone Communications (0.8%)
TDC A/ S (c)	1,840	78,586

FINLAND (2.2%)
Electric Utility (1.6%)
Fortum Oyj (c)	10,419	157,827

Oil & Gas (0.6%)
Neste Oil (b) (c)	2,819	63,000

		220,827

FRANCE (10.6%)
Automotive (1.5%)
Renault SA (c)	1,800	150,891

Banking (1.8%)
BNP Paribas SA (c)	2,120	139,919
Societe Generale (c)	500	49,853

		189,772

Building & Construction (0.5%)
Bouygues SA (c)	1,180	47,030

Food - Diversified (1.7%)
Groupe Danone (b) (c)	1,880	176,069

Health & Personal Care (0.8%)
Sanofi-Aventis SA (c)	910	80,596

Multimedia (1.0%)
Vivendi Universal SA (b) (c)	3,316	99,227

Oil & Gas (1.1%)
Total SA (c)	510	113,426

Telecommunications (0.4%)
France Telecom SA (c)	1,260	37,048

Utilities (1.8%)
Suez SA (c)	7,160	195,919

		1,089,978

GERMANY (4.2%)
Electric (1.8%)
E.ON AG (c)	2,180	184,936

Financial Services (1.4%)
Deutsche Bank AG (c)	1,741	141,931

Gas & Electric Utility (1.0%)
RWE AG (c)	1,730	103,313

		430,180

GREECE (0.4%)
Electric Utility (0.4%)
Public Power Corp. (b) (c)	1,660	44,380

HONG KONG (1.4%)
Real Estate (1.4%)
Cheung Kong (Holdings) Ltd. (c)	10,000	94,535
Sun Hung Kai Properties Ltd. (c)	5,000	47,886

		142,421

ITALY (7.3%)
Banking (2.6%)
Banca Intesa SPA (c)	33,486	159,923
Banca Nazionale del Lavoro SPA (b) (c)	35,326	111,289

		271,212

Oil & Gas (2.5%)
ENI SPA (c)	10,274	258,386

Telecommunications (0.4%)
Telecom Italia SPA (c)	12,190	41,335

Utilities (1.8%)
Enel SPA (c)	18,900	179,311

		750,244

2005 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore International Growth Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (7.9%)
Financial Services (3.9%)
Credit Saison Co. Ltd. (c)	6,500	$221,599
Mitsubishi Tokyo Financial Group, Inc. (c)	6	51,869
Sumitomo Mitsui Financial Group, Inc. (c)	12	77,470
UFJ Holdings, Inc. (c)	10	52,568

		403,506

Import/ Export (1.6%)
Mitsubishi Corp. (c)	11,700	160,349

Oil & Gas (0.2%)
Inpex Corp. (c)	3	16,520

Real Estate (1.6%)
Mitsui Fudosan Co. Ltd. (c)	15,000	167,429

Transportation - Marine (0.6%)
Nippon Yusen Kabushiki Kaisha (c)	10,000	59,361

		807,165

NETHERLANDS (2.1%)
Food (1.0%)
Koninlijke Numico NV (b) (c)	2,482	102,701

Oil & Gas (1.1%)
Royal Dutch Petroleum Co. (c)	1,956	114,164

		216,865

NORWAY (3.1%)
Oil & Gas (1.5%)
Statoil ASA (c)	8,670	152,168

Oil - Field Services (1.6%)
Stolt Offshore SA (b) (c)	21,897	161,362

		313,530

SOUTH AFRICA (1.9%)
Oil & Gas (1.9%)
Sasol Ltd. (c)	8,160	190,912

SPAIN (1.0%)
Construction & Engineering (1.0%)
Abengoa, SA (c)	9,160	98,109

Television (0.0%)
Antena 3 Television (c)	72	1,412

		99,521

SWITZERLAND (6.4%)
Banking (2.9%)
Credit Suisse Group (c)	1,890	79,537
UBS AG (c)	2,690	215,109

		294,646

Chemicals (1.0%)
Syngenta AG (c)	980	101,533

Pharmaceuticals (2.5%)
Novartis AG (c)	5,310	258,464

		654,643

UNITED KINGDOM (31.6%)
Aerospace & Defense (2.0%)
Rolls-Royce Group PLC (b) (c)	44,280	201,362

Aerospace & Military Technology (1.5%)
BAE Systems PLC (c)	30,930	151,577

Airport Services (2.3%)
BAA PLC (c)	20,960	232,614

Banking (1.9%)
Barclays PLC (c)	9,750	100,613
Royal Bank of Scotland Group PLC (c)	2,960	89,410

		190,023

Beverages (0.7%)
Diageo PLC (c)	4,890	72,502

Electric Utility (1.9%)
Scottish & Southern Energy PLC (c)	5,800	104,259
Viridian Group (c)	6,770	95,108

		199,367

Food & Household Products (1.9%)
Cadbury Schweppes PLC (c)	19,380	194,984

Gas & Electric Utility (1.6%)
International Power PLC (b) (c)	46,290	161,509

Household Products (1.3%)
Reckitt Benckiser PLC (c)	4,124	134,014

Mining (2.3%)
Anglo American PLC (c)	2,210	49,188
BHP Billiton PLC (c)	5,970	73,125
Rio Tinto PLC (c)	3,590	108,478

		230,791

Oil & Gas (5.1%)
BP PLC (c)	31,964	325,937
Shell Transport & Trading Co. PLC (c)	22,444	201,705

		527,642

Telecommunications (0.8%)
Vodafone Group PLC (c)	29,441	76,996

Television (1.9%)
ITV PLC (c)	85,700	199,107

100 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Transportation (1.4%)
British Airways PLC (b) (c)	30,700	$140,453

Utilities (2.5%)
AWG PLC (c)	6,150	102,620
National Grid Group PLC (c)	16,690	164,193

		266,813

Water & Sewerage Services (1.4%)
Pennon Group PLC (c)	7,800	146,149

Water Utility (1.1%)
United Utilities PLC, Class A (c)	13,070	113,270

		3,239,173

UNITED STATES (0.8%)
Multi-Media (0.8%)
News Corp. Ltd. (The), Class B	5,285	84,137

Total Common Stocks		9,824,209

Cash Equivalents (8.1%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $832,992)	$832,791	832,791

Total Cash Equivalents		832,791

Total Investments (Cost $10,169,738) (a) — 104.1%		10,657,000
Liabilities in excess of other assets — (4.1)%		(419,010)

NET ASSETS — 100.0%		$10,237,990

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security

At April 30, 2005, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
Swedish Krone	05/04/05	$20,269	$20,122	$147

Total Short Contracts		$20,269	$20,122	$147

Long Contracts:
Euro	05/03/05	$21,166	$21,061	$(105)
Euro	05/04/05	147,096	146,141	(955)
Swiss Franc	05/04/05	42,612	42,357	(255)

Total Long Contracts		$210,874	$209,559	$(1,315)

See notes to financial statements.

2005 Semiannual Report 101

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

			Gartmore
	Gartmore China	Gartmore Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

Assets:
Investments, at value (cost $9,358,828; $25,656,069 and $9,336,947; respectively)	$9,864,421	$28,068,625	$9,824,209
Repurchase agreements, at cost and value	—	691,456	832,791

Total Investment	9,864,421	28,760,081	10,657,000

Foreign currency, at value (cost $222,526; $181,495 and $11,604; respectively)	223,083	183,341	11,692
Interest and dividends receivable	59,045	112,143	19,244
Receivable for capital shares issued	—	25,000	—
Receivable for investments sold	33,797	423,147	140,000
Unrealized appreciation on forward foreign currency contracts	172	300	147
Receivable from adviser	8,019	2,554	5,559
Reclaims receivable	—	—	7,091
Prepaid expenses and other assets	25,200	7,570	3,741

Total Assets	10,213,737	29,514,136	10,844,474

Liabilities:
Payable to custodian	61,095	215,930	7,023
Payable for investments purchased	289,717	739,409	575,289
Unrealized depreciation on forward foreign currency contracts	—	150	1,315
Payable for capital shares redeemed	—	41,079	7,753
Accrued expenses and other payables
Investment advisory fees	10,048	24,806	7,604
Fund administration and transfer agent fees	1,334	2,813	2,013
Distribution fees	1,601	8,499	3,310
Administrative servicing fees	532	2,106	190
Other	1,094	4,780	1,987

Total Liabilities	365,421	1,039,572	606,484

Net Assets	$9,848,316	$28,474,564	$10,237,990

Represented by:
Capital	$8,918,462	$24,194,206	$11,338,440
Accumulated net investment income (loss)	24,913	110,456	(5,018)
Accumulated net realized gains (losses) from investment and foreign currency transactions	398,576	1,754,879	(1,588,962)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	506,365	2,415,023	493,530

Net Assets	$9,848,316	$28,474,564	$10,237,990

Net Assets:
Class A Shares	$2,367,066	$15,629,764	$3,600,366
Class B Shares	243,219	3,278,242	2,933,395
Class C Shares	1,173,388	3,039,933	127,655
Class R Shares	1,349	1,190	1,143
Institutional Service Class Shares	1,211	4,666,518	2,877,937
Institutional Class Shares	6,062,083	1,858,917	697,494

Total	$9,848,316	$28,474,564	$10,237,990

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	201,654	1,229,419	424,401
Class B Shares	20,813	265,324	357,609
Class C Shares	100,407	242,511	15,468
Class R Shares	115	95	139
Institutional Service Class Shares	103	361,727	335,202
Institutional Class Shares	515,591	144,073	81,233

Total	838,683	2,243,149	1,214,052

Net Asset Value:
Class A Shares	$11.74	$12.71	$8.48
Class B Shares (a)	$11.69	$12.36	$8.20
Class C Shares (b)	$11.69	$12.54	$8.25
Class R Shares	$11.71	$12.42	$8.24
Institutional Service Class Shares	$11.74	$12.90	$8.59
Institutional Class Shares	$11.76	$12.90	$8.59
Maximum Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.46	$13.49	$9.00

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

102 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore		Gartmore
	China	Gartmore Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$2,814	$2,905	$3,916
Dividend income (net of foreign withholding tax $0; $22,816 and $14,715; respectively)	108,860	390,296	118,816

Total Income	111,674	393,201	122,732

Expenses:
Investment advisory fees	54,779	141,797	43,541
Fund administration and transfer agent fees	12,798	23,711	12,226
Distribution fees Class A	2,248	19,110	4,274
Distribution fees Class B	654	16,114	14,576
Distribution fees Class C	4,061	13,979	579
Distribution fees Class R	2	2	2
Administrative servicing fees Class A	461	5,790	283
Administrative Service Institutional Service Class	1	—	—
Administrative servicing fees Class R	2	—	—
Registration and filing fees	34,736	45,456	43,993
Other	5,674	13,719	2,854

Total expenses before reimbursed expenses	115,416	279,678	122,328
Expenses reimbursed	(34,044)	(15,364)	(34,994)

Total Expenses	81,372	264,314	87,334

Net Investment Income (Loss)	30,302	128,887	35,398

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	406,713	1,850,298	904,988
Net realized gains (losses) on foreign currency transactions	(5,178)	(18,607)	(27)

Net realized gains (losses) on investment and foreign currency transactions	401,535	1,831,691	904,961
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	60,183	442,466	(151,360)

Net realized/unrealized gains (losses) on investments and foreign currencies	461,718	2,274,157	753,601

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$492,020	$2,403,044	$788,999

See notes to financial statements.

2005 Semiannual Report 103

International Series

Statements of Changes in Net Assets

	Gartmore		Gartmore Emerging
	China Opportunities		Markets Fund
	Six Months Ended	Period Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004 (a)	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$30,302	$10,978	$128,887	$60,244
Net realized gains (losses) on investment and foreign currency transactions	401,535	237,829	1,831,691	2,261,787
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	60,183	446,182	442,466	(553,350)

Change in net assets resulting from operations	492,020	694,989	2,403,044	1,768,681

Distributions to Class A Shareholders from:
Net investment income	—	(1,204)	(9,823)	(48,254)
Net realized gain on investment	(44,331)	—	(975,436)	—
Distributions to Class B Shareholders from:
Net investment income	—	(5)	—	(3,983)
Net realized gain on investment	(3,240)	—	(207,463)	—
Distributions to Class C Shareholders from:
Net investment income	—	—	—	(3,008)
Net realized gain on investment	(23,795)	—	(173,966)	—
Distributions to Class R Shareholders from:
Net investment income	—	(1)	(1)	(3	)(b)
Net realized gain on investment	(36)	—	(76)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(1)	(2)	(6,289)	(16,749)
Net realized gain on investment	(34)	—	(267,430)	—
Distributions to Institutional Class Shareholders from:
Net investment income	(3,339)	(11,473)	(2,223)	(831	)(a)
Net realized gain on investment	(169,694)	—	(58,885)	—

Change in net assets from shareholder distributions	(244,470)	(12,685)	(1,701,592)	(72,828)

Change in net assets from capital transactions	2,875,880	6,042,582	4,783,900	7,033,976

Change in net assets	3,123,430	6,724,886	5,485,352	8,729,829
Net Assets:
Beginning of period	6,724,886	—	22,989,212	14,259,383

End of period	$9,848,316	$6,724,886	$28,474,564	$22,989,212

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore International
	Growth Fund
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$35,398	$(9,044)
Net realized gains (losses) on investment and foreign currency transactions	904,961	857,341
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(151,360)	(22,049)

Change in net assets resulting from operations	788,999	826,248

Distributions to Class A Shareholders from:
Net investment income	(13,464)	—
Net realized gain on investment	—	—
Distributions to Class B Shareholders from:
Net investment income	(9,738)	—
Net realized gain on investment	—	—
Distributions to Class C Shareholders from:
Net investment income	(317)	—
Net realized gain on investment	—	—
Distributions to Class R Shareholders from:
Net investment income	(6)	—
Net realized gain on investment	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(16,129)	—
Net realized gain on investment	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(1,457)	—
Net realized gain on investment	—	—

Change in net assets from shareholder distributions	(41,111)	—

Change in net assets from capital transactions	768,144	541,965

Change in net assets	1,516,032	1,368,213
Net Assets:
Beginning of period	8,721,958	7,353,745

End of period	$10,237,990	$8,721,958

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

104 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore China Opportunities Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26
Six Months Ended April 30, 2005 (Unaudited)	$11.24	0.04	0.80	0.84
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.23	1.24
Six Months Ended April 30, 2005 (Unaudited)	$11.23	0.02	0.78	0.80
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	1.24	1.23
Six Months Ended April 30, 2005 (Unaudited)	$11.23	0.01	0.79	0.80
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.24	1.25
Six Months Ended April 30, 2005 (Unaudited)	$11.24	—	0.81	0.81
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27
Six Months Ended April 30, 2005 (Unaudited)	$11.25	0.03	0.81	0.84
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27
Six Months Ended April 30, 2005 (Unaudited)	$11.25	0.04	0.82	0.86

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.24	12.61%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.34)	(0.34)	$11.74	7.42%	(e)
Class B Shares
Period Ended October 31, 2004 (d)	(0.01)	—	(0.01)	$11.23	12.38%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.34)	(0.34)	$11.69	7.06%	(e)
Class C Shares
Period Ended October 31, 2004 (d)	—	—	—	$11.23	12.30%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.34)	(0.34)	$11.69	7.06%	(e)
Class R Shares
Period Ended October 31, 2004 (d)	(0.01)	—	(0.01)	$11.24	12.46%	(e)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.34)	(0.34)	$11.71	7.15%	(e)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.25	12.74%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.34)	(0.35)	$11.74	7.46%	(e)
Institutional Class Shares
Period Ended October 31, 2004 (d)	(0.02)	—	(0.02)	$11.25	12.74%	(e)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.34)	(0.35)	$11.76	7.56%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$1,029	1.95%	(f)	0.37%	(f)	5.57%	(f)	(3.25%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$2,367	1.99%	(f)	0.85%	(f)	2.80%	(f)	0.05%	(f)
Class B Shares
Period Ended October 31, 2004 (d)	$19	2.65%	(f)	(0.14%	) (f)	6.09%	(f)	(3.57%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$243	2.70%	(f)	0.65%	(f)	3.55%	(f)	(0.20%	) (f)
Class C Shares
Period Ended October 31, 2004 (d)	$38	2.65%	(f)	(1.42%	) (f)	6.93%	(f)	(5.69%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$1,173	2.70%	(f)	0.27%	(f)	3.53%	(f)	(0.57%	) (f)
Class R Shares
Period Ended October 31, 2004 (d)	$1	2.40%	(f)	(0.18%	) (f)	4.86%	(f)	(2.64%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$1	2.34%	(f)	0.06%	(f)	3.00%	(f)	(0.61%	) (f)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.70%	(f)	0.51%	(f)	3.97%	(f)	(1.75%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.83%	(f)	0.51%	(f)	2.63%	(f)	(0.29%	) (f)
Institutional Class Shares
Period Ended October 31, 2004 (d)	$5,637	1.65%	(f)	0.59%	(f)	4.17%	(f)	(1.93%	) (f)	50.76%
Six Months Ended April 30, 2005 (Unaudited)	$6,062	1.68%	(f)	0.70%	(f)	2.44%	(f)	(0.06%	) (f)

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2005 Semiannual Report 105

Financial Highlights
Selected Data for Each Share of Capital Outstanding

International Series

Gartmore Emerging Markets Fund

						Distributions
		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains (Losses)	Total from	Net			Net Asset
	Beginning of	Income	Redemption	on	Investment	Investment	Net Realized	Total	Value,	Total
	Period	(Loss)	Fees	Investments	Activities	Income	Gains	Distributions	End of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.87)	(188)	(0.01)	—	(0.01)	$8.11	(18.90%	) (h)
Year Ended October 31, 2001	$8.11	0.01	—	(2.14)	(2.13)	—	—	—	$5.98	(26.24%	)
Year Ended October 31, 2002	$5.98	(0.03)	—	0.85	0.82	—	—	—	$6.80	13.71%
Year Ended October 31, 2003	$6.80	0.03	—	3.71	3.74	—	—	—	$10.54	55.00%
Year Ended October 31, 2004	$10.54	0.05	0.03	1.70	1.78	(0.05)	—	(0.05)	$12.27	16.97%
Six Months Ended April 30, 2005 (Unaudited)	$12.27	0.07	—	1.23	1.30	(0.01)	(0.85)	(0.86)	$12.71	10.54%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.88)	(1.89)	(0.01)	—	(0.01)	$8.10	(19.00%	) (h)
Year Ended October 31, 2001	$8.10	(0.03)	—	(2.13)	(2.16)	—	—	—	$5.94	(26.67%	)
Year Ended October 31, 2002	$5.94	(0.08)	—	0.85	0.77	—	—	—	$6.71	12.96%
Year Ended October 31, 2003	$6.71	—	—	3.62	3.62	—	—	—	$10.33	53.95%
Year Ended October 31, 2004	$10.33	(0.03)	0.03	1.67	1.67	(0.02)	—	(0.02)	$11.98	16.14%
Six Months Ended April 30, 2005 (Unaudited)	$11.98	0.02	—	1.21	1.23	—	(0.85)	(0.85)	$12.36	10.31%	(h)
Class C Shares
Period Ended October 31,2001 (e)	$7.57	(0.01)	—	(1.54)	(1.55)	—	—	—	$6.02	(20.48%	) (h)
Year Ended October 31, 2002	$6.02	(0.08)	—	0.86	0.78	—	—	—	$6.80	12.96%
Year Ended October 31, 2003	$6.80	—	—	3.67	3.67	—	—	—	$10.47	53.97%
Year Ended October 31, 2004	$10.47	(0.02)	0.03	1.68	1.69	(0.02)	—	(0.02)	$12.14	16.21%
Six Months Ended April 30, 2005 (Unaudited)	$12.14	0.02	—	1.23	1.25	—	(0.85)	(0.85)	$12.54	10.25%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment Income
				Ratio of Net		Ratio of Expenses		(Loss)
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets at	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	End of Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,366	2.15%	(i)	(0.35%	) (i)	7.24%	(i)	(5.44%	) (i)	10.88%
Year Ended October 31, 2001	$1,066	2.15%		0.18%		5.93%		(3.60%	)	97.85%
Year Ended October 31, 2002	$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Year Ended October 31, 2004	$13,898	1.88%		0.41%		1.99%		0.31%		134.11%
Six Months Ended April 30, 2005 (Unaudited)	$15,630	1.88%	(i)	1.01%	(i)	1.99%	(i)	0.90%	(i)	63.35%
Class B Shares
Period Ended October 31, 2000 (d)	$1,353	2.75%	(i)	(0.95%	) (i)	7.96%	(i)	(6.16%	) (i)	10.88%
Year Ended October 31, 2001	$1,164	2.75%		(0.40%	)	6.67%		(4.32%	)	97.85%
Year Ended October 31, 2002	$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Year Ended October 31, 2004	$2,900	2.55%		(0.27%	)	2.65%		(0.37%	)	134.11%
Six Months Ended April 30, 2005 (Unaudited)	$3,278	2.55%	(i)	0.32%	(i)	2.66%		0.21%	(i)	63.35%
Class C Shares
Period Ended October 31,2001 (e)	$10	2.75%	(i)	(0.85%	) (i)	8.68%	(i)	(6.78%	) (i)	97.85%
Year Ended October 31, 2002	$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Year Ended October 31, 2004	$2,217	2.55%		(0.16%	)	2.64%		(0.25%	)	134.11%
Six Months Ended April 30, 2005 (Unaudited)	$3,040	2.55%	(i)	0.39%	(i)	2.66%	(i)	0.27%	(i)	63.35%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

106 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

						Distributions
		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains (Losses)	Total from	Net			Net Asset
	Beginning of	Income	Redemption	on	Investment	Investment	Net Realized	Total	Value,	Total
	Period	(Loss)	Fees	Investments	Activities	Income	Gains	Distributions	End of Period	Return (a)

Class R Shares
Period Ended October 31, 2004 (f)	$11.20	0.03	0.03	0.78	0.84	(0.03)	—	(0.03)	$12.01	7.50%	(h)
Six Months Ended April 30, 2005 (Unaudited)	$12.01	0.06	—	1.21	1.27	(0.01)	(0.85)	(0.86)	$12.42	10.62%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.88)	(1.88)	(0.01)	—	(0.01)	$8.11	(18.90%	) (h)
Year Ended October 31, 2001	$8.11	0.04	—	(2.13)	(2.09)	(0.01)	—	(0.01)	$6.01	(25.81%	)
Year Ended October 31, 2002	$6.01	(0.02)	—	0.87	0.85	—	—	—	$6.86	14.14%
Year Ended October 31, 2003	$6.86	0.08	—	3.72	3.80	—	—	—	$10.66	55.39%
Year Ended October 31, 2004	$10.66	0.09	0.03	1.72	1.84	(0.07)	—	(0.07)	$12.43	17.25%
Six Months Ended April 30, 2005 (Unaudited)	$12.43	0.09	—	1.25	1.34	(0.02)	(0.85)	(0.87)	$12.90	10.82%	(h)
Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.26	0.03	0.03	1.15	1.21	(0.04)	—	(0.04)	$12.43	10.79%	(h)
Six Months Ended April 30, 2005 (Unaudited)	$12.43	0.08	—	1.26	1.34	(0.02)	(0.85)	(0.87)	$12.90	10.82%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment Income
				Ratio of Net		Ratio of Expenses		(Loss)
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets at	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	End of Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class R Shares
Period Ended October 31, 2004 (f)	$1	2.15%	(i)	0.26%	(i)	2.28%	(i)	0.13%	(i)	134.11%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.85%	(i)	1.00%	(i)	2.13%	(i)	0.73%	(i)	63.35%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,354	1.82%	(i)	(0.02%	) (i)	6.95%	(i)	(5.15%	) (i)	10.88%
Year Ended October 31, 2001	$1,004	1.82%		0.49%		5.60%		(3.29%	)	97.85%
Year Ended October 31, 2002	$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	S 3,737	1.55%		0.81%		1.66%		0.70%		134.11%
Six Months Ended April 30, 2005 (Unaudited)	$4,667	1.55%	(i)	1.35%	(i)	1.66%	(i)	1.23%	(i)	63.35%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$236	1.55%	(i)	0.81%	(i)	1.71%	(i)	0.65%	(i)	134.11%
Six Months Ended April 30, 2005 (Unaudited)	$1,859	1.55%	(i)	1.73%	(i)	1.66%	(i)	1.63%	(i)	63.35%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2005 Semiannual Report 107

Financial Highlights
Selected Data for Each Share of Capital Outstanding

International Series

Gartmore International Growth Fund

		Investment Activities				Dividends
	Net Asset			Net Realized
	Value,			and Unrealized	Total from	Net		Net Asset
	Beginning of	Net Investment	Redemption	Gains (Losses)	Investment	Investment	Total	Value, End of	Total
	Period	Income (Loss)	Fees	on Investments	Activities	Income	Distributions	Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.14)	(1.14)	—	—	$8.86	(11.40%	) (h)
Year Ended October 31, 2001	$8.86	(0.02)	—	(2.65)	(2.67)	—	—	$6.19	(30.14%	)
Year Ended October 31, 2002	$6.19	0.01	—	(0.82)	(0.81)	—	—	$5.38	(13.09%	)
Year Ended October 31, 2003	$5.38	(0.01)	0.03	1.58	1.60	—	—	$6.98	29.74%
Year Ended October 31, 2004	$6.98	0.01	0.01	0.79	0.81	—	—	$7.79	11.60%
Six Months Ended April 30, 2005 (Unaudited)	$7.79	0.03	—	0.69	0.72	(0.03)	(0.03)	$8.48	9.29%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.14)	(1.15)	—	—	$8.85	(11.50%	) (h)
Year Ended October 31, 2001	$8.85	(0.07)	—	(2.64)	(2.71)	—	—	$6.14	(30.62%	)
Year Ended October 31, 2002	$6.14	(0.03)	—	(0.81)	(0.84)	—	—	$5.30	(13.68%	)
Year Ended October 31, 2003	$5.30	(0.05)	0.03	1.54	1.52	—	—	$6.82	28.68%
Year Ended October 31, 2004	$6.82	(0.05)	0.01	0.78	0.74	—	—	$7.56	10.85%
Six Months Ended April 30, 2005 (Unaudited)	$7.56	0.01	—	0.66	0.67	(0.03)	(0.03)	$8.20	8.82%	(h)
Class C Shares
Period Ended October 31, 2001 (e)	$7.72	(0.02)	—	(1.53)	(1.55)	—	—	$6.17	(20.08%	) (h)
Year Ended October 31, 2002	$6.17	(0.03)	—	(0.81)	(0.84)	—	—	$5.33	(13.61%	)
Year Ended October 31, 2003	$5.33	(0.05)	0.03	1.55	1.53	—	—	$6.86	28.71%
Year Ended October 31, 2004	$6.86	(0.01)	0.01	0.74	0.74	—	—	$7.60	10.79%
Six Months Ended April 30, 2005 (Unaudited)	$7.60	0.01	—	0.66	0.67	(0.02)	(0.02)	$8.25	8.88%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of				Ratio of Net
				Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
		Ratio of		Income		(Prior to		(Prior to
	Net Assets at	Expenses to		(Loss) to		Reimbursements)		Reimbursements)
	End of Period	Average		Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,975	1.85%	(i)	0.05%	(i)	4.01%	(i)	(2.11%	) (i)	46.31%
Year Ended October 31, 2001	$2,156	1.85%		(0.30%	)	4.01%		(2.46%	)	236.28%
Year Ended October 31, 2002	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Year Ended October 31, 2004	$3,096	1.65%		0.06%		2.10%		(0.38%	)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$3,600	1.66%	(i)	0.86%	(i)	2.39%	(i)	0.14%	(i)	125.94%
Class B Shares
Period Ended October 31, 2000 (d)	$2,950	2.45%	(i)	(0.54%	) (i)	4.75%	(i)	(2.84%	) (i)	46.31%
Year Ended October 31, 2001	$2,078	2.45%		(0.89%	)	4.75%		(3.19%	)	236.28%
Year Ended October 31, 2002	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Year Ended October 31, 2004	$2,695	2.40%		(0.70%	)	2.84%		(1.14%	)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$2,933	2.40%	(i)	0.11%	(i)	3.12%	(i)	(0.61%	) (i)	125.94%
Class C Shares
Period Ended October 31, 2001 (e)	$10	2.45%	(i)	(1.10%	) (i)	6.72%	(i)	(5.37%	) (i)	236.28%
Year Ended October 31, 2002	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Year Ended October 31, 2004	$112	2.40%		(0.23%	)	2.87%		(0.70%	)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$128	2.40%	(i)	0.26%	(i)	3.12%	(i)	(0.46%	) (i)	125.94%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

108 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore International Growth Fund (Continued)

		Investment Activities				Dividends
	Net Asset			Net Realized
	Value,			and Unrealized	Total from	Net		Net Asset
	Beginning of	Net Investment	Redemption	Gains (Losses)	Investment	Investment	Total	Value, End of	Total
	Period	Income (Loss)	Fees	on Investments	Activities	Income	Distributions	Period	Return (a)

Class R Shares
Period Ended October 31, 2004 (f)	$7.25	0.02	0.01	0.30	0.33	—	—	$7.58	4.55%	(h)
Six Months Ended April 30, 2005 (Unaudited)	$7.58	0.03	—	0.68	0.71	(0.05)	(0.05)	$8.24	9.38%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	(1.15)	(1.14)	—	—	$8.86	(11.40%	) (h)
Year Ended October 31, 2001	$8.86	—	—	(2.64)	(2.64)	—	—	$6.22	(29.80%	)
Year Ended October 31, 2002	$6.22	0.03	—	(0.83)	(0.80)	—	—	$5.42	(12.86%	)
Year Ended October 31, 2003	$5.42	0.01	0.03	1.59	1.63	—	—	$7.05	30.07%
Year Ended October 31, 2004	$7.05	0.02	0.01	0.81	0.84	—	—	$7.89	11.91%
Six Months Ended April 30, 2005 (Unaudited)	$7.89	0.05	—	0.70	0.75	(0.05)	(0.05)	$8.59	9.48%	(h)
Institutional Class Shares
Period Ended October 31, 2004 (g)	$7.51	—	0.01	0.37	0.38	—	—	$7.89	5.06%	(h)
Six Months Ended April 30, 2005 (Unaudited)	$7.89	0.07	—	0.68	0.75	(0.05)	(0.05)	$8.59	9.48%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of				Ratio of Net
				Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
		Ratio of		Income		(Prior to		(Prior to
	Net Assets at	Expenses to		(Loss) to		Reimbursements)		Reimbursements)
	End of Period	Average		Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class R Shares
Period Ended October 31, 2004 (f)	$1	2.00%	(i)	0.31%	(i)	2.65%	(i)	(0.33%	) (i)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.68%	(i)	0.79%	(i)	2.65%	(i)	(0.18%	) (i)	125.94%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$2,954	1.52%	(i)	0.39%	(i)	3.75%	(i)	(1.84%	) (i)	46.31%
Year Ended October 31, 2001	$2,073	1.52%		0.03%		3.72%		(2.17%	)	236.28%
Year Ended October 31, 2002	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Year Ended October 31, 2004	$2,629	1.40%		0.30%		1.84%		(0.14%	)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$2,878	1.40%	(i)	1.11%	(i)	212%	(i)	0.39%	(i)	125.94%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$189	1.40%	(i)	0.03%	(i)	1.94%	(i)	(0.52%	) (i)	262.09%
Six Months Ended April 30, 2005 (Unaudited)	$697	1.40%	(i)	1.63%	(i)	2.10%	(i)	0.93%	(i)	125.94%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2005 Semiannual Report 109

Concept Series

Gartmore High Yield Bond Fund

For the semiannual period ended April 30, 2005, the Gartmore High Yield Bond Fund returned 0.09% (Class A at NAV) versus —0.32% for its benchmark, the Citigroup High-Yield Market Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds was -0.26%.

The high-yield market turned in a strong performance during the first four months of the period, driven by strong liquidity, a declining default rate and a stronger ratio of credit upgrades to downgrades. In March and April, however, the market gave back essentially all of its previous gains. One negative factor was the fear of rising inflation, caused in part by persistently high crude oil prices. At the same time, the high-yield market was hurt by concerns about slowing economic growth. These concerns intensified when the government announced that its initial estimate of first-quarter growth in gross domestic product was 3.1%, substantially below the 3.8% pace of the previous quarter.

While higher-quality fixed-income securities typically respond positively to news of softer economic growth, such conditions can be detrimental to high-yield issues since the latter are more vulnerable to the rise in defaults and credit downgrades that normally accompanies a slowing economy. Given this fact, it was not surprising that securities in the benchmark with a CCC rating or lower generally had the worst performance. Although the Fund was hurt by these developments on an absolute basis, it fared better than the benchmark due to superior security selection in the CCC category. Moreover, we took advantage of numerous opportunities to upgrade the quality of the Fund’s holdings in that group. As a result, our CCC-rated holdings made the most positive contribution to performance of all the Fund’s credit quality groups.

Holdings that made a positive contribution to the Fund’s performance included Ardent Health Services LLC, which in March agreed to sell 20 inpatient psychiatric facilities to a competitor for $560 million — most of it in cash. Other notable Fund contributors were The Great Atlantic & Pacific Tea Co., Inc. and Western Wireless Corp. The Fund’s largest detractor was Canada-based Tembec Inc., which also had the biggest price drop in percentage terms; stronger U.S. dollar and lumber export duties were factors hurting the company’s financial results.

In regard to industries, the poorly performing auto manufacturing industry had the most positive impact on Fund performance relative to the benchmark, because we underweighted this industry, and our holdings in it outperformed its counterparts in the benchmark. Other industries that made positive contributions were chemicals, wireless and utilities. Industries that detracted most were paper and forest, broadband and containers.

Looking ahead, we are concerned that the twin problems of inflation and economic deceleration might cause further volatility in the high-yield market. We believe, however, that the U.S. economy could continue to expand for a while longer, albeit at a more modest rate than investors expected at the beginning of 2005. For now, we plan to maintain our basic positioning, with an eye toward upgrading the quality of our holdings in each credit quality group as conditions permit.

Portfolio Manager: Karen Bater, CFA

Class A: NYBAX

Class B: NYBBX
Class C: NYBCX
Class R: GHYRX
Institutional Service Class: NHYSX
Institutional Class: GHBIX

110 Semiannual Report 2005

Gartmore High Yield Bond Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge [2]	0.09%	5.84%	3.11%	2.15%
	with sales charge[3]	-4.62%	0.76%	2.10%	1.22%

Class B	without sales charge [2]	-0.24%	5.13%	2.35%	1.40%
	with sales charge[4]	-5.07%	0.20%	2.09%	1.28%

Class C [5]	without sales charge [2]	-0.24%	5.13%	2.13%	1.20%
	with sales charge[6]	-1.20%	4.15%	2.13%	1.20%

Class R7,9		0.10%	5.74%	2.48%	1.52%

Institutional Class[8,9]		0.27%	6.16%	3.38%	2.53%

Institutional Service Class[9]		0.23%	6.09%	3.36%	2.52%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup U.S. High-Yield Market Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market is an unmanaged index of high-yield debt securities and is a broad market measure.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 111

Gartmore High Yield Bond Fund

Concept Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value	Account Value	Expenses Paid	Annualized
High Yield Bond		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$1,000.90	$5.36	1.08%
	Hypothetical [1]	$1,000.00	$1,019.64	$5.42	1.08%

Class B	Actual	$1,000.00	$997.60	$8.72	1.76%
	Hypothetical [1]	$1,000.00	$1,016.27	$8.84	1.76%

Class C	Actual	$1,000.00	$997.60	$8.67	1.75%
	Hypothetical [1]	$1,000.00	$1,016.32	$8.79	1.75%

Class R	Actual	$1,000.00	$1,001.00	$5.51	1.11%
	Hypothetical [1]	$1,000.00	$1,019.50	$5.57	1.11%

Institutional Service Class	Actual	$1,000.00	$1,002.30	$3.92	0.79%
	Hypothetical [1]	$1,000.00	$1,021.08	$3.97	0.79%

Institutional Class	Actual	$1,000.00	$1,002.70	$3.72	0.75%
	Hypothetical [1]	$1,000.00	$1,021.28	$3.77	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

112 Semiannual Report 2005

Gartmore High Yield Bond Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	85.7%
Cash Equivalents	8.9%
Yankee Bond	1.5%
Preferred Stocks	1.3%
Common Stock	0.2%
Other assets in excess of liabilities	2.4%

100.0%

Top Industries

Telecommunication Services	7.4%
Oil & Gas	7.1%
Healthcare	6.9%
Utilities	6.8%
Cable & Satellite	6.7%
Gaming	5.4%
Containers	5.4%
Chemicals	5.3%
Communication/Mobile	4.1%
Technology	3.7%
Other Industries	41.2%

100.0%

Top Holdings*

Cablevision System Corp.	1.5%
EL Paso Corp.	1.5%
Edison Mission Energy	1.3%
Georgia Pacific Corp.	1.2%
Qwest Corp. (c)	1.2%
Triton PCS, Inc.	1.1%
AES Corp. (c)	1.1%
Rural Cellular Corp., Series B	1.1%
Pliant Corp.	1.0%
Park Place Entertainment Corp.	1.0%
Other Holdings	88.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 113

Concept Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore High Yield Bond Fund

Corporate Bonds (85.7%)

	Principal Amount	Value

Advertising Services (0.2%)
WDAC Subsidiary Corp., 8.38%, 12/01/14 (c)	$50,000	$45,375

Aerospace & Defense Equipment (1.0%)
K&F Acquisition, Inc., 7.75%, 11/15/14 (c)	45,000	44,100
Sequa Corp., 9.00%, 08/01/09	125,000	131,875
Vought Aircraft Industries, Inc., 8.00%, 07/15/11	60,000	57,000

		232,975

Apparel (0.6%)
Broder Brothers Co., 11.25%, 10/15/10 (c)	120,000	127,800

Auto Parts & Equipment (2.7%)
Dura Operating Corp., 8.63%, 04/15/12	40,000	34,000
Rexnord Corp., 10.13%, 12/15/12	150,000	160,500
Tenneco Automotive, Inc., 8.63%, 11/15/14	110,000	100,375
TRW Automotive, Inc., 9.38%, 02/15/13	92,000	95,220
TRW Automotive, Inc., 11.00%, 02/15/13	35,000	37,625
United Rentals North America, Inc., 7.00%, 02/15/14	85,000	76,500
Williams Scotsman, Inc., 9.88%, 06/01/07	105,000	103,163

		607,383

Building & Construction (2.1%)
D.R. Horton, Inc., 8.50%, 04/15/12	110,000	120,263
K. Hovnanian Enterprises, 7.75%, 05/15/13	55,000	55,963
Texas Industries, Inc., 10.25%, 06/15/11	100,000	112,250
WCI Communities, Inc., 9.13%, 05/01/12	170,000	177,650

		466,126

Building Products (1.0%)
Euramax International PLC, 8.50%, 08/15/11	85,000	90,100
Goodman Global Holdings, 7.88%, 12/15/12 (c)	100,000	88,000
Maax Holdings, Inc., 9.50%, 12/15/12 (c)	75,000	41,250

		219,350

Cable & Satellite (6.7%)
Adelphia Communications, 8.88%, 01/15/07	40,000	38,600
Adelphia Communications, 10.88%, 10/01/10 (b)	125,000	109,375
Atlantic Broadband Finance LLC, 9.38%, 01/15/14 (c)	175,000	164,500
Cablevision System Corp., 8.00%, 04/15/12 (c)	350,000	345,187
Charter Communications Holdings LLC, 8.25%, 04/01/07	175,000	162,313
Charter Communications Holdings LLC, 8.63%, 04/01/09	175,000	126,438
Charter Communications Holdings LLC, 8.38%, 04/30/14 (c)	85,000	81,600
Echostar DBS Corp., 9.13%, 01/15/09	164,000	174,864
Intelsat Bermuda Ltd., 8.25%, 01/15/13 (c)	85,000	85,638
Intelsat Ltd., 7.63%, 04/15/12	110,000	94,050
Young Broadcasting, Inc., 10.00%, 03/01/11	125,000	125,000

		1,507,565

Chemicals (5.3%)
BCP Crystal Holdings Corp., 9.63%, 06/15/14	81,000	89,303
Crompton Corp., 9.88%, 08/01/12	55,000	62,975
Equistar Chemical Funding, 10.13%, 09/01/08	105,000	115,500
Huntsman LLC, 11.63%, 10/15/10	68,000	78,540
IMC Global, Inc., 11.25%, 06/01/11	70,000	77,700
Koppers Industry, Inc., 9.88%, 10/15/13	125,000	133,750
Lyondell Chemical Co., 9.50%, 12/15/08	190,000	202,587
Millennium America, Inc., 9.25%, 06/15/08	85,000	90,525
Nalco Co., 7.75%, 11/15/11	80,000	81,600
Polyone Corp., 10.63%, 05/15/10	110,000	121,275
Resolution Performance Products, 8.00%, 12/15/09	55,000	57,338
Solutia, Inc., 11.25%, 07/15/09 (b)	85,000	88,400

		1,199,493

Communication & Mobile (4.1%)
American Tower Corp., 7.13%, 10/15/12	175,000	173,688
Iwo Escrow Co., 11.85%, 01/15/15 (c)	100,000	63,000
Rogers Wireless, Inc., 8.00%, 12/15/12	60,000	61,500
Triton PCS, Inc., 8.50%, 06/01/13	300,000	259,499
Ubiquitel Operating Co., 9.88%, 03/01/11 (c)	85,000	92,013
Ubiquitel Operating Co., 9.88%, 03/01/11	85,000	92,013
Western Wireless Corp., 9.25%, 07/15/13	170,000	194,225

		935,938

Consumer Products & Services (2.0%)
Doane Pet Care Co., 10.75%, 03/01/10	85,000	89,250
Iron Mountain, Inc., 7.75%, 01/15/15	85,000	81,175
Reddy Ice Holdings, Inc, 10.50%, 11/01/12 (c)	260,000	187,200
Sealy Mattress Co., 8.25%, 06/15/14	85,000	85,850

		443,475

Containers (4.5%)
AEP Industries, Inc., 7.88%, 03/15/13 (c)	45,000	44,654
Constar International, 11.00%, 12/01/12	85,000	75,225
Crown Cork & Seal, 8.00%, 04/15/23	175,000	165,375
Owens-Brockway Glass Containers, 6.75%, 12/01/14 (c)	60,000	58,500
Owens-Illinois, Inc., 7.50%, 05/15/10	105,000	107,888
Pliant Corp., 11.13%, 06/15/09	30,000	26,550
Pliant Corp., 11.13%, 09/01/09	50,000	45,500

114 Semiannual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Containers (continued)
Pliant Corp., 13.00%, 06/01/10	$315,000	$236,250
Silgan Holdings, Inc., 6.75%, 11/15/13	50,000	49,750
Solo Cup Co., 8.50%, 02/15/14	215,000	207,475

		1,017,167

Cosmetics & Toiletries (0.7%)
Del Laboratories Inc., 8.00%, 02/01/12 (c)	45,000	42,525
Elizabeth Arden, Inc., 7.75%, 01/15/14	110,000	110,825

		153,350

Distribution & Wholesale (0.8%)
Aviall, Inc., 7.63%, 07/01/11	80,000	82,000
Buhrmann U.S., Inc., 8.25%, 07/01/14	90,000	90,000

		172,000

Diversified Manufacturing Operations (0.4%)
Blount Inc, 8.88%, 08/01/12	55,000	56,650
Invensys PLC, 9.88%, 03/15/11 (c)	25,000	24,750

		81,400

E-Commerce (0.3%)
FTD, Inc., 7.75%, 02/15/14	73,000	72,635

Electronics (0.2%)
Itron, Inc., 7.75%, 05/15/12	50,000	50,000

Finance (1.9%)
Global Cash Accounting & Finance, 8.75%, 03/15/12	170,000	182,750
Labranche & Co., 9.50%, 05/15/09	60,000	62,400
Metris Cos., Inc., 10.13%, 07/15/06	60,000	60,000
Refco Finance Holdings, 9.00%, 08/01/12 (c)	110,000	118,800

		423,950

Food & Beverage (0.6%)
Pilgrims Pride Corp., 9.25%, 11/15/13	50,000	55,750
Stater Bros. Holdings, 8.13%, 06/15/12	75,000	69,750
WH Holdings, 9.50%, 04/01/11	15,000	15,975

		141,475

Forestry (0.7%)
Tembec Industries, Inc., 8.50%, 02/01/11	220,000	168,300

Gaming (5.4%)
American Casino & Entertainment, 7.85%, 02/01/12	55,000	57,063
Boyd Gaming Corp., 6.75%, 04/15/14	105,000	103,425
Circus & Eldorado, 10.13%, 03/01/12	55,000	59,125
Hard Rock Hotel, Inc., 8.88%, 06/01/13	110,000	118,113
Herbst Gaming, Inc., 8.13%, 06/01/12	200,000	208,500
MGM Mirage, Inc., 9.75%, 06/01/07	170,000	183,175
Park Place Entertainment Corp., 8.13%, 05/15/11	210,000	235,199
Premier Entertainment Biloxi, 10.75%, 02/01/12	80,000	81,200
Station Casinos, Inc., 6.00%, 04/01/12	130,000	129,025
Wynn Las Vegas LLC, 6.63%, 12/01/14 (c)	60,000	56,100

		1,230,925

Healthcare (6.9%)
Ameripath, Inc., 10.50%, 04/01/13	110,000	110,000
Ardent Health Services, 10.00%, 08/15/13	125,000	151,388
Beverly Enterprises, Inc., 7.88%, 06/15/14	55,000	60,225
Healthsouth Corp., 10.75%, 10/01/08	85,000	87,125
Healthsouth Corp., 7.63%, 06/01/12	125,000	120,000
Iasis Healthcare Corp., 8.75%, 06/15/14	50,000	51,375
Omnicare, Inc., 8.13%, 03/15/11	170,000	178,499
PacifiCare Health Systems, 10.75%, 06/01/09	109,000	120,990
Res-Care, Inc., 10.63%, 11/15/08	105,000	111,300
Team Health, Inc., 9.00%, 04/01/12	50,000	49,750
Tenet Healthcare Corp., 9.88%, 07/01/14	210,000	215,774
Vanguard Health Holdings, 9.00%, 10/01/14	85,000	88,613
VWR International, Inc., 6.88%, 04/15/12	105,000	100,275
Warner Chilcott Corp., 8.75%, 02/01/15 (c)	125,000	122,500

		1,567,814

Insurance (0.7%)
Crum & Forster Holding Corp., 10.38%, 06/15/13	70,000	75,950
Fairfax Financial Holdings, 7.75%, 04/26/12	100,000	92,375

		168,325

Leisure (1.6%)
Gaylord Entertainment Co., 8.00%, 11/15/13	50,000	50,250
Host Marriott LP, 7.13%, 11/01/13	100,000	101,250
Universal City Florida, 8.38%, 05/01/10 (c)	100,000	101,500
Vail Resorts, Inc., 6.75%, 02/15/14	105,000	103,425

		356,425

Machinery & Equipment (1.2%)
Case New Holland, Inc., 9.25%, 08/01/11 (c)	85,000	86,700
NMHG Holdings Co., 10.00%, 05/15/09	170,000	183,175

		269,875

Media (1.1%)
LBI Media, Inc., 10.13%, 07/15/12	170,000	187,000
LBI Media, Inc., 12.13%, 10/15/13	85,000	61,944

		248,944

2005 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Concept Series

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (0.1%)
Ispat Inland ULC, 9.75%, 04/01/14	$26,000	$29,705

Oil & Gas (7.1%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	162,712
EL Paso Corp., 7.88%, 06/15/12	340,000	332,349
EL Paso Production Holdings, 7.75%, 06/01/13	200,000	201,500
Forest Oil Corp., 8.00%, 06/15/08	40,000	42,400
Giant Industries, 11.00%, 05/15/12	80,000	91,200
Petrobras International Finance, 9.13%, 07/02/13	85,000	93,075
Petroleum Geo-Services, 10.00%, 11/05/10	185,000	206,275
Premcor Refining Group, 6.13%, 05/01/11	40,000	41,300
Southern Natural Gas, 8.88%, 03/15/10	125,000	135,863
Williams Cos., Inc., 8.13%, 03/15/12	85,000	93,075
Williams Cos., Inc. Series A, 7.50%, 01/15/31	210,000	216,825

		1,616,574

Paper & Forest Products (2.5%)
Boise Cascade LLC, 7.13%, 10/15/14 (c)	45,000	42,750
Georgia Pacific Corp., 8.88%, 02/01/10	255,000	283,050
Georgia Pacific Corp., 8.00%, 01/15/24	75,000	79,875
JSG Funding PLC, 7.75%, 04/01/15	85,000	70,550
Newpage Corp., 12.00%, 05/01/13	80,000	76,800
Stone Container Corp., 7.38%, 07/15/14	25,000	23,000

		576,025

Publishing (1.2%)
Advertising Directory Solutions, 9.25%, 11/15/12 (c)	90,000	94,050
CBD Media Holdings, 9.25%, 07/15/12	175,000	171,063

		265,113

Retail (1.2%)
Finlay Fine Jewelry Corp., 8.38%, 06/01/12	50,000	44,000
Jean Coutu Group PJC, Inc., 8.50%, 08/01/14	160,000	150,800
Remington Arms Co., 10.50%, 02/01/11	85,000	80,750

		275,550

Services (0.4%)
Great Lakes Dredge & Dock, 7.75%, 12/15/13	105,000	82,688

Technology (3.7%)
Amkor Technology, Inc., 9.25%, 02/15/08	130,000	115,375
Lucent Technologies, 6.45%, 03/15/29	185,000	156,094
Nortel Networks Ltd., 6.13%, 02/15/06	125,000	125,313
Sanmina Corp., 10.38%, 01/15/10	170,000	186,149
UGS Corp., 10.00%, 06/01/12 (c)	110,000	117,700
Xerox Corp., 7.63%, 06/15/13	125,000	133,438

		834,069

Telecommunication Services (7.2%)
Alamosa Delaware, Inc., 9.62%, 07/31/09	85,000	92,650
Insight Midwest, 10.50%, 11/01/10	125,000	133,125
Level 3 Financing, Inc., 10.75%, 10/15/11 (c)	105,000	86,625
MCI, Inc., 6.91%, 05/01/07	9,000	9,135
MCI, Inc., 7.69%, 05/01/09	9,000	9,293
MCI, Inc., 8.74%, 05/01/14	111,000	120,158
Nextel Communications, 8.13%, 07/01/11	40,000	43,000
Nextel Communications, 5.95%, 03/15/14	170,000	172,125
Nextel Partners, Inc., 12.50%, 11/15/09	113,000	123,735
Panamsat Corp., 9.00%, 08/15/14	101,000	105,040
Qwest Communications International, 7.25%, 02/15/11 (c)	250,000	235,000
Qwest Corp., 9.13%, 03/15/12 (c)	255,000	270,299
Rural Cellular Corp., Series B, 9.63%, 05/15/08	260,000	248,299

		1,648,484

Transportation Services (2.0%)
American Commercial Lines, 9.50%, 02/15/15 (c)	75,000	76,125
CHC Helicopter Corp., 7.38%, 05/01/14	105,000	102,375
H-Lines Finance Holding, 12.71%, 04/01/13 (c)	75,000	57,938
Horizon Lines LLC, 9.00%, 11/01/12 (c)	80,000	84,200
Quality Distribution, 9.00%, 11/15/10	55,000	52,800
Sea Containers Ltd., 10.50%, 05/15/12	80,000	83,600

		457,038

Utilities (6.8%)
AES Corp., 8.75%, 05/15/13 (c)	235,000	254,387
Allegheny Energy Supply, 8.25%, 04/15/12 (c)	85,000	90,525
Aquila, Inc., 7.63%, 11/15/09	105,000	105,263
Calpine Corp., 8.50%, 07/15/10 (c)	125,000	86,875
CMS Energy Corp., 9.88%, 10/15/07	170,000	183,388
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c)	105,000	106,050
Edison Mission Energy, 7.73%, 06/15/09	70,000	71,750
Edison Mission Energy, 9.88%, 04/15/11	255,000	288,149
Mission Energy Holding, 13.50%, 07/15/08	175,000	205,187
NRG Energy, Inc., 8.00%, 12/15/13 (c)	82,000	82,820
Reliant Resources, Inc., 9.25%, 07/15/10	50,000	51,125
TNP Enterprises, Inc., 10.25%, 04/01/10	15,000	15,825

		1,541,344

Waste Management (0.8%)
Allied Waste North America, 7.38%, 04/15/14	105,000	91,875
Allied Waste North America, 7.25%, 03/15/15 (c)	110,000	100,100

		191,975

Total Corporate Bonds		19,426,630

116 Semiannual Report 2005

Preferred Stocks (1.3%)

	Principal Amount	Value

Broadcasting (0.5%)
Spanish Broadcasting Systems, Inc., 10.75% 10/15/13	99	$106,436

Communication/ ISP (0.0%)
Rhythms Netconnections, Inc., 6.75% 03/03/12(c)(d)(e)(f)	1,691	0

Media (0.5%)
Paxson Communications, 13.25% 11/15/06	19	140,600

Real Estate Investment Trusts (0.3%)
Istar Financial, Inc., 7.80% 09/29/08	2,215	57,058

Total Preferred Stocks		304,094

Yankee Bonds (1.5%)
Containers (0.9%)
Crown Euro Holdings SA, 10.88%, 03/01/13	$170,000	194,225

Paper & Forest Products (0.6%)
Abitibi Consolidated, Inc., 7.75%, 06/15/11	75,000	69,375
Abitibi Consolidated, Inc., 6.00%, 06/20/13	85,000	69,700

Total Yankee Bonds		333,300

Common Stocks (0.2%)
Telecommunication Services (0.2%)
MCI, Inc.	1,303	34,569

Total Common Stocks		34,569

Warrants (0.0%)
Communication/Fixed (0.0%)
Maxcom Telecommunications SA 04/01/07 (b)(c)(d)(e)(f)	$46	0

Communication/ISP (0.0%)
Metricom, Inc. 02/15/10 (b)(c)(d)(e)(f)	676	0

Total Warrants		0

Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $2,024,902)	2,024,413	2,024,413

Total Cash Equivalents		2,024,413

Total Investments (Cost $21,942,830) (a) — 97.6%		22,123,006
Other assets in excess of liabilities — 2.4%		538,564

NET ASSETS — 100.0%		$22,661,570

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Security in default.

(c)	Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Fair Valued Security.

(e)	Denotes a non-income producing security.

(f)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

See notes to financial statements.

2005 Semiannual Report 117

Concept Series

Gartmore Value Opportunities Fund

For the semiannual period ended April 30, 2005, the Gartmore Value Opportunities Fund returned 1.68% (Class A at NAV) versus -0.15% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 1.87%.

Stock selection was positive in nearly all sectors during the past six months. The areas in which the Fund underperformed did so only by a small degree. Furthermore, sector selection continues to play a lesser role in the Fund’s success as we continue to focus on good stock selection or stock-specific risk. Consistently, we are finding compelling ideas across the economic spectrum in relation to stocks with strong cash flows that have largely been ignored during the past several years. While others in our value discipline may be finding that some stocks are peaking out and rolling over, we are finding many stocks whose fundamental story is just now unfolding, and new upward trends are being established.

Our longstanding contention is that high-quality and high-potential-profitability stocks selling at a discount should outperform the deeply cyclical and high-beta stocks in the small-cap value universe. This was particularly evident in the technology area, which was the worst-performing sector of the market during the reporting period as measured by the Russell 2000 Index. The Fund’s holdings in the tech area actually earned positive returns, representative of the higher-quality, more conservative names that we typically hold in the portfolio.

We believe the “deep value” market we have witnessed during the past two to three years is not sustainable. In fact, this market has been more of an anomaly than the growth bubble in the late 1990s. Since the middle of last year, we have observed a shift away from cyclical and “momentum” investing toward more fundamentally based investing. The first-quarter 2005 action in the market suggests that this trend will continue, and we anticipate that our research into how a company’s business fosters strong financial results will be rewarded in the next phase of the market.

Portfolio Managers: Jeffrey Petherick, CFA and Mary Champagne, CFA

Class A: GVOAX

Class B: GVOBX
Class C: GVOCX
Class R: GVORX
Institutional Service Class: GVOIX
Institutional Class: GVAIX

118 Semiannual Report 2005

Gartmore Value Opportunities Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge[2]	1.68%	3.80%	7.11%	10.23%
	with sales charge[3]	-4.18%	-2.18%	5.84%	9.01%

Class B	without sales charge[2]	1.33%	3.10%	6.41%	9.52%
	with sales charge[4]	-2.89%	-1.20%	6.10%	9.40%

Class C5	without sales charge[2]	1.34%	3.18%	6.42%	9.53%
	with sales charge[6]	0.50%	2.32%	6.42%	9.53%

Class R [7,9]		1.78%	3.75%	6.57%	9.68%

Institutional Class[8,9]		1.84%	4.15%	7.37%	10.51%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 119

Gartmore Value Opportunities Fund

Concept Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account	Account		Annualized
			Value,	Value,	Expenses Paid	Expense
Value Opportunities Fund			11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual		$1,000.00	$1,016.80	$7.70	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Class B	Actual		$1,000.00	$1,013.30	$10.93	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%

Class C	Actual		$1,000.00	$1,013.40	$10.93	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%

Class R	Actual		$1,000.00	$1,017.80	$7.65	1.53%
	Hypothetical	[1]	$1,000.00	$1,017.41	$7.68	1.53%

Institutional Service Class	Actual		$1,000.00	$1,000.00	$6.99	1.41%
	Hypothetical	[1]	$1,000.00	$1,018.01	$7.08	1.41%

Institutional Class	Actual		$1,000.00	$1,018.40	$5.15	1.03%
	Hypothetical	[1]	$1,000.00	$1,019.89	$5.17	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

120 Semiannual Report 2005

Gartmore Value Opportunities Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.1%
Cash Equivalents	2.7%
Other Investments*	19.5%
Liabilities in excess of other assets**	-19.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Real Estate	7.6%
Commercial Banks	6.4%
Insurance	5.5%
Machinery	4.6%
Energy Equipment & Services	4.0%
Capital Markets	3.8%
Electric Utilities	3.7%
Health Care Providers & Services	3.5%
Chemicals	3.3%
Computers & Peripherals	3.2%
Other Industries	54.4%

100.0%

Top Holdings***

Colonial Bancgroup, Inc.	1.7%
LifePoint Hospitals, Inc.	1.4%
American Capital Strategies Ltd.	1.4%
Ashford Hospitality Trust	1.3%
Nationwide Health Properties, Inc.	1.3%
Westar Energy, Inc.	1.3%
Komag, Inc.	1.3%
Affiliated Managers Group, Inc.	1.3%
BioMed Realty Trust, Inc.	1.3%
Dade Behring Holdings, Inc.	1.2%
Other Holdings	86.5%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 121

Concept Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Value Opportunities Fund

Common Stocks (97.1%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.3%)
Alliant Techsystems, Inc. (b)	1,200	$83,016
United Industrial Corp.	3,800	106,818

		189,834

Air Freight & Logistics (0.7%)
EGL, Inc. (b)	5,100	99,501

Airlines (1.1%)
Alaska Air Group, Inc. (b)	5,800	154,686

Building Products (0.8%)
NCI Building Systems, Inc. (b)	3,500	113,470

Capital Markets (3.8%)
Affiliated Managers Group, Inc. (b)	2,950	184,464
American Capital Strategies Ltd.	6,200	198,276
National Financial Partners Corp.	4,400	168,256

		550,996

Chemicals (3.3%)
Airgas, Inc.	5,100	111,792
Albemarle Corp.	3,900	142,779
H.B Fuller Co.	3,100	93,992
Omnova Solutions, Inc. (b)	19,298	78,157
Wellman, Inc.	4,800	51,648

		478,368

Commercial Banks (6.4%)
Capital Corp. of the West (b)	774	18,770
Colonial Bancgroup, Inc.	10,800	238,248
Columbia Banking System, Inc.	5,500	129,085
First Financial Bancorp (Ohio)	6,600	114,114
Oriental Financial Group, Inc.	4,480	62,496
Placer Sierra Bancshares	7,297	169,436
Security Bank Corp.	3,068	119,069
Westcorp, Inc.	2,000	89,480

		940,698

Commercial Services & Supplies (2.7%)
G&K Services, Inc.	4,100	157,358
PeopleSupport, Inc. (b)	13,100	121,961
Steelcase, Inc., Class A	8,000	105,120

		384,439

Communications Equipment (1.2%)
Harris Corp.	6,200	174,840

Computers & Peripherals (3.2%)
Intergraph Corp. (b)	5,000	147,850
Komag, Inc. (b)	7,900	185,808
Western Digital Corp. (b)	10,000	126,900

		460,558

Construction & Engineering (0.9%)
Washington Group International, Inc. (b)	3,100	128,433

Consumer Finance (1.1%)
Advanta Corp., Class B	3,700	90,835
WFS Financial, Inc. (b)	1,400	62,930

		153,765

Electric Utilities (3.7%)
IDACORP, Inc.	6,300	169,974
PNM Resources, Inc.	6,200	171,430
Westar Energy, Inc.	8,200	187,780

		529,184

Electrical Equipment (2.8%)
Genlyte Group, Inc. (b)	1,800	142,812
Hubbell, Inc., Class B	1,900	82,555
Thomas & Betts Corp. (b)	5,600	174,272

		399,639

Electronic Equipment & Instruments (1.8%)
Coherent, Inc. (b)	4,100	131,528
Newport Corp. (b)	9,100	125,125

		256,653

Energy Equipment & Services (4.0%)
Hornbeck Offshore Services, Inc. (b)	4,500	103,500
Maverick Tube Corp. (b)	4,500	130,905
Offshore Logistics, Inc. (b)	4,500	130,365
Oil States International, Inc. (b)	5,200	105,612
Pioneer Drilling Co. (b)	8,030	105,916

		576,298

Food & Staples Retailing (1.4%)
Longs Drug Stores Corp.	2,900	105,415
Wild Oats Markets, Inc. (b)	9,800	98,980

		204,395

Food Products (1.4%)
Flowers Foods, Inc.	4,600	132,664
Ralcorp Holdings, Inc.	1,800	71,316

		203,980

Gas Utilities (1.0%)
Energen Corp	2,300	142,485

122 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (2.6%)
Adeza Biomedical Corp. (b)	5,729	$73,045
Dade Behring Holdings, Inc. (b)	2,900	178,843
IntraLase Corp. (b)	3,800	63,536
ThermoGenesis Corp. (b)	15,400	52,822

		368,246

Health Care Providers & Services (3.5%)
Amedisys, Inc. (b)	5,600	168,056
HealthTronics, Inc. (b)	10,600	131,440
LifePoint Hospitals, Inc. (b)	4,700	208,915

		508,411

Hotels, Restaurants & Leisure (2.1%)
AFC Enterprises, Inc. (b)	4,200	113,400
Jack In the Box, Inc. (b)	2,800	102,368
Sunterra Corp. (b)	6,000	93,300

		309,068

Household Durables (2.0%)
Jarden Corp. (b)	3,500	156,345
Snap-On, Inc.	3,800	126,046

		282,391

Industrial Conglomerates (0.7%)
Carlisle Cos., Inc.	1,500	107,730

Insurance (5.5%)
Allmerica Financial Corp. (b)	5,100	171,206
Aspen Insurance Holdings Ltd.	3,847	105,023
ProAssurance Corp. (b)	3,900	146,289
Scottish Re Group Ltd.	3,900	91,572
Tower Group, Inc.	11,280	135,247
Triad Guaranty, Inc. (b)	2,822	141,975

		791,312

Internet Software & Services (0.8%)
Jupitermedia Corp. (b)	8,700	110,577

IT Services (0.5%)
Covansys Corp. (b)	6,600	66,594

Leisure Equipment & Products (1.8%)
K2, Inc. (b)	6,700	85,224
Marvel Enterprises, Inc. (b)	8,900	174,440

		259,664

Machinery (4.6%)
Greenbrier Cos., Inc. (The)	2,600	75,920
Harsco Corp.	2,600	139,490
Kaydon Corp.	2,900	79,576
Oshkosh Truck Corp.	1,210	90,932
Stewart & Stevenson Services, Inc.	5,200	124,800
Wabtec Corp.	7,300	146,000

		656,718

Media (0.8%)
Scholastic Corp. (b)	3,500	121,975

Metals & Mining (2.1%)
Allegheny Technologies, Inc.	4,700	105,280
Commercial Metals Co.	400	10,204
Royal Gold, Inc.	4,900	92,316
RTI International Metals, Inc. (b)	4,000	89,960

		297,760

Multi-Utilities (2.3%)
CMS Energy Corp. (b)	13,710	177,133
WPS Resources Corp.	3,000	158,190

		335,323

Oil Gas & Consumable Fuels (3.0%)
Alpha Natural Resources, Inc. (b)	4,070	94,221
Energy Partners Ltd. (b)	4,500	102,870
KCS Energy, Inc. (b)	9,500	133,380
Southwestern Energy Co. (b)	1,800	105,750

		436,221

Paper & Forest Products (0.9%)
Glatfelter Co.	10,600	126,458

Personal Products (0.8%)
Elizabeth Arden, Inc. (b)	5,300	116,070

Pharmaceuticals (0.9%)
Impax Laboratories, Inc. (b)	7,600	123,652

Real Estate Investment Trusts (7.6%)
American Financial Realty Trust	9,900	151,767
Ashford Hospitality Trust	18,645	190,924
BioMed Realty Trust, Inc.	9,000	181,800
Eagle Hospitality Properties Trust I	13,440	124,051
Equity One, Inc.	7,514	157,343
Nationwide Health Properties, Inc.	8,900	190,727
New Century Financial Corp.	2,600	118,170

		1,114,782

2005 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Value Opportunities Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Road & Rail (2.0%)
Laidlaw International, Inc. (b)	6,500	$145,535
RailAmerica, Inc. (b)	13,413	138,422

		283,957

Semiconductors & Semiconductor Equipment (0.6%)
ON Semiconductor Corp. (b)	26,600	91,504

Software (1.9%)
CCC Information Services Group, Inc. (b)	4,170	97,286
InterVoice, Inc. (b)	9,362	100,408
Phoenix Technology Ltd. (b)	10,100	81,709

		279,403

Specialty Retail (1.9%)
Charming Shoppes, Inc. (b)	13,500	100,440
Genesco, Inc. (b)	3,200	82,336
Jos. A. Bank Clothiers, Inc. (b)	2,700	88,560

		271,336

Thrifts & Mortgage Finance (2.9%)
BankAtlantic Bancorp, Inc.	9,660	164,800
ECC Capital Corp.	18,800	97,760
Franklin Bank Corp. (b)	9,300	156,333

		418,893

Trading Companies & Distributors (0.9%)
Beacon Roofing Supply, Inc. (b)	5,700	126,540

Wireless Telecommunication Services (1.8%)
Centennial Communications Corp. (b)	10,000	115,000
NII Holdings, Inc. (b)	2,800	140,196

		255,196

Total Common Stocks		14,002,003

Cash Equivalents (2.7%)

	Shares or
	Principal Amount	Value

Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $408,259)	$408,160	408,160

Total Cash Equivalents		408,160

Short-Term Securities Held as Collateral for Securities Lending (19.5%)
Pool of short-term securities for Gartmore Mutual Funds - note 2 (Securities Lending)	2,810,779	2,810,779
Total Short-Term Securities Held as Collateral for Securities Lending		2,810,779

Total Investments (Cost $17,258,933) (a) — 119.3%		17,220,942
Liabilities in excess of other assets — (19.3)%		(2,789,707)

NET ASSETS — 100.0%		$14,431,235

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

See notes to financial statements.

124 Semiannual Report 2005

Concept Series

Gartmore Micro Cap Equity Fund

On Nov. 30, 2004 all share classes of the Gartmore Micro Cap Equity Fund were closed to new accounts. The Fund’s managers determined that, given the liquidity concerns inherent in the micro-cap area of the market, the Fund could most effectively seek to continue to fulfill its investment mandate by maintaining its current asset level.

For the semiannual period ended April 30, 2005, the Gartmore Micro Cap Equity Fund returned -0.07% (Class A at NAV) versus 0.72% for its benchmark, the Wilshire Micro-Cap® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 1.87%.

Rather than respond to ever-changing macroeconomic events, we continue to stick to our proven discipline of uncovering high-quality growth stocks. From the micro-cap equity perspective, the market became more speculative post-election in 2004 before pulling back at the start of 2005 on fears of overvaluation, the strength of positive earnings revisions, the prospects of higher oil prices and further tightening by the Federal Reserve Board. When dealing with micro-cap stocks, the dominant performance factors are liquidity, which has dwindled early in 2005 (compared to 2004), and company-specific catalysts. Both elements bode well for the Fund, since we consider ourselves to be stock-pickers, and as the economic picture unfolds throughout 2005, we expect liquidity to improve.

The Fund is focused on maintaining a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. In our experience, companies that exhibit sustainable competitive advantages and consistent earnings streams tend to perform well throughout a complete market cycle. Since the Fund stays relatively sector-neutral, and its position sizes are within a narrow band, stock selection drives Fund performance.

Our stock picks in health care were significant contributors to the performance of the Fund during the period. Notable names include AngioDynamics, Inc. and Option Care, Inc. which experienced strong product cycles and earnings growth. The gains were tempered by our increased weighting in information technology, which as a group was a laggard to the Index during the reporting period. Specifically, our exposure to semiconductors with names such as Sirenza Microdevices, Inc. and California Micro Devices Corp., were a drag on Fund performance as the subsector fell out of favor with investors.

Evidence of moderating economic growth is upon us, and we believe that we are entering the second phase of the earnings recovery, where higher-quality companies with sustainable earnings growth will tend to outperform. We define high-quality stocks as those with market-leading operating margins, low debt-to-equity ratios and better-than-15% return on equity. Stocks with those characteristics will continue to provide the long-term investment opportunities for the Fund.

Portfolio Manager: Carl P. Wilk

Class A: GMEAX

Class B: GMEBX
Class C: GMECX
Class R: GCERX
Institutional Service Class: GMESX
Institutional Class: GMEIX

2005 Semiannual Report 125

Concept Series

Gartmore Micro Cap Equity Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six month*	One year	Inception[1]

Class A	without SC2	-0.07%	3.49%	26.61%
	with SC3	-5.80%	-2.45%	24.00%

Class B	without SC2	-0.44%	2.79%	25.67%
	with SC4	-5.33%	-2.21%	24.97%

Class C	without SC2	-0.44%	2.78%	25.72%
	with SC5	-1.41%	1.78%	25.72%

Class R [6,7]		-0.12%	3.27%	25.92%

Institutional Class[7]		0.04%	3.74%	26.91%

Institutional Service Class[7]		0.04%	3.80%	26.91%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

126 Semiannual Report 2005

Gartmore Micro Cap Equity Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Micro Cap Equity Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$999.30	$8.92	1.80%
	Hypothetical	[1]	$1,000.00	$1,016.07	$9.04	1.80%

Class B	Actual		$1,000.00	$995.60	$12.62	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.35	$12.80	2.55%

Class C	Actual		$1,000.00	$995.60	$12.62	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.35	$12.80	2.55%

Class R	Actual		$1,000.00	$998.80	$9.47	1.91%
	Hypothetical	[1]	$1,000.00	$1,015.53	$9.59	1.91%

Institutional Service Class	Actual		$1,000.00	$1,000.40	$7.74	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%

Institutional Class	Actual		$1,000.00	$1,000.40	$7.84	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.16	$7.93	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 127

Gartmore Micro Cap Equity Fund

Concept Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.5%
Cash Equivalents	1.1%
Other Investments*	26.1%
Liabilities in excess of other assets**	-25.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Medical Equipment & Supplies	10.2%
Computer Software & Services	10.1%
Telecommunications	6.4%
Transportation	6.3%
Electronics	6.1%
Healthcare	4.8%
Retail	4.6%
Commercial Services	4.5%
Internet	3.1%
Semiconductors	2.7%
Other Industries	41.2%

100.0%

Top Holdings***

Sportsman’s Guide, Inc. (The)	2.5%
Mikohn Gaming Corp.	2.3%
Imergent, Inc.	2.2%
World Acceptance Corp.	2.0%
SS&C Technologies, Inc.	2.0%
Meridian Bioscience, Inc.	2.0%
Captiva Software Corp.	2.0%
Microtek Medical Holdings, Inc.	1.9%
EFJ, Inc.	1.9%
Marten Transport Ltd.	1.9%
Other Holdings	79.3%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

128 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Micro Cap Equity Fund

Common Stocks (98.5%)

	Shares or
	Principal Amount	Value

Apparel (2.5%)
Jos. A. Bank Clothiers, Inc. (b)	65,000	$2,132,000
Lakeland Industries, Inc. (b)	72,544	985,873

		3,117,873

Audio & Video Products (1.2%)
Digital Theater Systems, Inc. (b)	90,000	1,521,000

Bank Holdings Companies (2.1%)
Pacific Premier Bancorp, Inc. (b)	145,000	1,428,250
Royal Bancshares of Pennsylvania, Inc., Class A	53,366	1,206,605

		2,634,855

Business Services (0.6%)
PeopleSupport, Inc. (b)	80,600	750,386

Casino Services (2.3%)
Mikohn Gaming Corp. (b)	200,000	2,824,000

Chemicals (1.5%)
American Vanguard Corp.	107,900	1,904,435

Commercial Services (4.5%)
Cash Systems, Inc. (b)	262,200	2,029,428
Providence Service Corp. (b)	90,000	2,303,100
Source Interlink Cos., Inc. (b)	125,000	1,308,750

		5,641,278

Computer Software & Services (10.1%)
Captiva Software Corp. (b)	200,000	2,470,000
ClickSoftware Co. (b)	800,000	1,456,000
Indus International, Inc. (b)	1,000,000	2,170,000
QAD, Inc.	76,990	630,548
Smith Micro Software, Inc. (b)	500,000	1,960,000
SS&C Technologies, Inc.	100,000	2,541,000
WebSideStory, Inc. (b)	120,000	1,428,000

		12,655,548

Consulting Services (1.1%)
Perficient, Inc. (b)	233,000	1,400,330

Containers & Packaging (1.6%)
Packaging Dynamics Corp.	145,000	1,983,600

Cosmetics (1.3%)
CCA Industries, Inc.	150,000	1,605,000

Data Processing (0.5%)
Innodata Isogen, Inc. (b)	229,767	620,371

Diagnostic Equipment (2.5%)
Adeza Biomedical Corp. (b)	45,200	576,300
Meridian Bioscience, Inc.	150,000	2,535,000

		3,111,300

Electronic Components & Accessories (1.9%)
California Micro Devices Corp. (b)	149,100	627,711
International DisplayWorks, Inc. (b)	200,000	1,748,000

		2,375,711

Electronic Forms (1.1%)
DataTRAK International, Inc. (b)	85,600	1,320,808

Electronics (6.1%)
Cyberoptics Corp. (b)	140,000	1,734,600
Fargo Electronics (b)	150,000	2,175,000
LeCroy Corp. (b)	125,000	1,645,000
Lowrance Electronics, Inc.	90,000	2,133,000

		7,687,600

Financial (2.1%)
FirstCity Financial Corp. (b)	8,300	103,667
World Acceptance Corp. (b)	100,000	2,545,000

		2,648,667

Food & Related (1.3%)
SunOpta, Inc. (b)	361,000	1,664,210

Healthcare (4.8%)
Allied Healthcare International, Inc. (b)	300,000	1,755,000
America Service Group, Inc. (b)	90,000	2,044,800
Option Care, Inc.	160,000	2,276,800

		6,076,600

Human Resources (1.6%)
Kforce, Inc. (b)	250,000	1,995,000

Internet (3.1%)
Aladdin Knowledge Systems (b)	59,000	1,208,910
Imergent, Inc. (b)	250,000	2,700,000

		3,908,910

Lasers (1.4%)
Metrologic Instruments, Inc. (b)	130,000	1,744,600

Machinery, Equipment, & Supplies (0.4%)
Gehl Co. (b)	17,800	510,860

Medical Equipment & Supplies (10.2%)
Angiodynamics, Inc. (b)	110,000	1,896,400
Encore Medical Corp. (b)	375,000	1,563,750
I-Flow Corp. (b)	90,000	1,279,800

2005 Semiannual Report 129

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Micro Cap Equity Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Medical Equipment & Supplies (continued)
Lifeline Systems, Inc. (b)	50,000	$1,705,000
Memry Corp. (b)	600,000	954,000
Microtek Medical Holdings, Inc. (b)	650,000	2,437,500
ThermoGenesis Corp. (b)	500,000	1,715,000
Urologix, Inc. (b)	333,100	1,282,435

		12,833,885

Medical Services (1.5%)
Metropolitan Health Networks, Inc. (b)	650,000	1,852,500

Metal Processors (1.2%)
Sun Hydraulics Corp.	55,000	1,491,600

Office Automation & Equipment (1.3%)
TRM Corp. (b)	100,000	1,672,000

Oil & Gas (2.3%)
Lufkin Industries, Inc.	50,000	1,471,000
Mission Resources Corp. (b)	206,900	1,419,334

		2,890,334

Real Estate Services (1.6%)
HouseValues, Inc. (b)	150,000	1,951,500

Research & Development (0.2%)
Kendle International, Inc. (b)	25,000	295,750

Retail (4.6%)
eCOST.com, Inc. (b)	300,000	1,264,500
PC Mall, Inc. (b)	270,000	1,439,100
Sportsman’s Guide, Inc. (The) (b)	154,860	3,120,429

		5,824,029

Semiconductors (2.7%)
FSI International, Inc. (b)	425,000	1,402,500
Rudolph Technologies, Inc. (b)	150,000	1,935,000

		3,337,500

Technology (1.2%)
Digi International, Inc. (b)	139,600	1,486,740

Telecommunication Equipment (1.0%)
Sirenza Microdevices, Inc. (b)	483,300	1,266,246

Telecommunications (6.4%)
EFJ, Inc. (b)	300,000	2,385,000
Micronetics, Inc. (b)	159,337	1,378,265
Radyne ComStream, Inc. (b)	250,000	1,910,000
Westell Technologies, Inc., Class A (b)	450,000	2,331,000

		8,004,265

Transportation (6.3%)
Celadon Group, Inc. (b)	140,000	2,266,600
Dynamex, Inc. (b)	100,000	1,793,000
Marten Transport Ltd. (b)	125,000	2,375,000
MC Shipping, Inc.	190,100	1,492,285

		7,926,885

Veterinary Diagnostics (0.8%)
Neogen Corp. (b)	70,343	1,008,015

Veterinary Services (1.6%)
PetMed Express, Inc. (b)	300,000	1,989,000

Total Common Stocks		123,533,191

Cash Equivalents (1.1%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $1,434,503)	$1,434,156	1,434,156

Total Cash Equivalents		1,434,156

Short-Term Securities Held as Collateral for Securities Lending (26.1%)
Pool of various securities for Gartmore	32,723,350	32,723,350

Mutual Funds - note 2 (Securities Lending)
Total Short-Term Securities Held as Collateral for Securities Lending		32,723,350

Total Investments (Cost $163,855,530) (a) — 125.7%		157,690,697
Liabilities in excess of other assets — (25.7)%		(32,226,774)

NET ASSETS — 100.0%		$125,463,923

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

130 Semiannual Report 2005

Concept Series

Gartmore U.S. Growth Leaders
Long-Short Fund

For the semiannual period ended April 30, 2005, the Gartmore U.S. Growth Leaders Long-Short Fund returned -1.36% (Class A at NAV) versus -1.09% for its benchmark, the Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty Diversified Equity Funds was 0.61%.

During this reporting period, the U.S. economy and equity markets experienced considerable volatility. In the fiscal fourth quarter of 2004, expectations were high for continued strong economic growth and benign inflation. These hopes began to fade in early 2005 as the Federal Reserve continued its incremental increases in the federal funds rate, sparking renewed fears about inflation and a slowdown in domestic and global economic growth. These fears came to a head in April, when domestic equity markets pulled back, because investors were sitting on the sidelines awaiting more consistently positive news on the economy.

The single greatest issue affecting Fund performance during the period was the continued compression of price/earnings (P/ E) multiples for quality growth stocks. In this environment, our long positions declined. Contrary to expectations, our short positions did not provide a buffer for our long positions, because the P/ E multiples of our long positions did not compress as much as did those of quality companies. The top three sectors that detracted most from performance were information technology, energy and health care. A short position in Altera Corp., a semiconductor device provider, detracted from Fund performance, as Altera beat earnings expectations and advanced sharply. Other detractors to Fund performance included long positions in Elan Corp., plc, a co-developer with Biogen Idec Inc. of a failed multiple sclerosis drug, and The First Marblehead Corp., a financial concern whose growth slowed.

In terms of sector positioning, our most significant contributors to Fund performance were materials and industrials. Long positions that contributed to Fund performance included The Gillette Co.; PepsiCo, Inc.; and Apple Computer, Inc. Gillette gained on the company’s purchase by Proctor & Gamble Co.; Pepsi benefited from solid earnings; and Apple appreciated on sales of iPods, Apple’s music storage and playback device, as well as its Macintosh computer line; sales of both products exceeded expectations.

At present, the equity markets are beset by inconsistent economic news; the main questions involve how quickly inflation might grow and how many more times the Fed will raise interest rates to contain it. Associated with these concerns is the question of how high interest rates will have to go before a significant impact on gross domestic product growth is seen.

We currently are positioning the Fund roughly 20% net long, and we are looking for growth companies that we expect to grow faster than the market and generate positive earnings surprises. In this regard, P/ E multiples should expand as investors become more comfortable that the economy is not deteriorating, a development that should favor our long positions. As for our short positions, we anticipate that they will add more to the Fund’s future valuation, because we expect poorly positioned companies to suffer.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Class A: MLSAX

Class B: MLSBX
Class C: MLSCX
Class R: GLSRX
Institutional Class: GGUIX

2005 Semiannual Report 131

Gartmore U.S. Growth Leaders Long-Short Fund

Concept Series

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A2	without sales charge [3]	-1.36%	4.67%	-8.20%	12.06%
	with sales charge[4]	-7.00%	-1.36%	-9.28%	11.15%

Class B2	without sales charge [3]	-1.70%	3.95%	-8.59%	11.73%
	with sales charge[5]	-6.47%	-1.05%	-8.76%	11.73%

Class C6	without sales charge [3]	-1.73%	3.89%	-8.92%	10.11%
	with sales charge[7]	-2.68%	2.89%	-8.92%	10.11%

Class R8,10		-1.30%	4.60%	-8.27%	12.00%

Institutional Class[9,10]		-1.28%	4.85%	-8.17%	12.08%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

132 Semiannual Report 2005

Gartmore U.S. Growth Leaders Long-Short Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Long-Short Equity Plus Fund, the S&P 500 Index (S&P 500)(a), the Citigroup U.S. Domestic 3-Month T Bill Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 133

Gartmore U.S. Growth Leaders Long-Short Fund

Concept Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending	Expenses Paid	Annualized
U.S Growth Leaders Long-Short		Account Value	Account Value	During Period*	Expense Ratio*
Fund		11/1/04	4/30/05

Class A	Actual	$1,000.00	$986.40	$10.74	2.18%
	Hypothetical [1]	$1,000.00	$1,014.19	$10.95	2.18%

Class B	Actual	$1,000.00	$983.00	$14.26	2.90%
	Hypothetical [1]	$1,000.00	$1,010.62	$14.56	2.90%

Class C	Actual	$1,000.00	$982.70	$14.26	2.90%
	Hypothetical [1]	$1,000.00	$1,010.62	$14.56	2.90%

Class R	Actual	$1,000.00	$987.00	$10.49	2.13%
	Hypothetical [1]	$1,000.00	$1,014.44	$10.69	2.13%

Institutional Class	Actual	$1,000.00	$987.20	$9.36	1.90%
	Hypothetical [1]	$1,000.00	$1,015.58	$9.54	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% annual return before expenses.

134 Semiannual Report 2005

Gartmore U.S. Growth Leaders Long-Short Fund
Portfolio Summary

(April 30, 2005)	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	61.8%
Cash Equivalents	35.9%
Other assets in excess of liabilities	2.3%

100.0%

Top Industries

Technology	9.0%
Media/Services	8.5%
Capital Goods/Defense	8.1%
Consumer Staple	7.3%
Health Care	7.1%
Finance	6.1%
Energy	6.0%
Transportation	3.3%
Consumer Cyclical	2.9%
Telecommunications	2.5%
Other Industries	39.2%

100.0%

Top Holdings*

PepsiCo, Inc.	3.3%
Altria Group, Inc.	3.0%
Maxim Integrated Products, Inc.	2.0%
Microsoft Corp.	1.8%
Transkaryotic Therapy	1.8%
Verisign, Inc.	1.8%
Lyondell Chemical Co.	1.7%
Symantec Corp.	1.6%
Dow Chemical Co.	1.5%
United Technologies Corp.	1.5%
Other Holdings	80.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 135

Gartmore U.S. Growth Leaders Long-Short Fund

Concept Series

Portfolio Summary

(April 30, 2005)	Short Positions

Asset Allocation

Common Stocks	37.9%
Mutual Fund	4.6%

42.5%

Top Industries

Consumer Cyclical	9.8%
Finance	6.7%
Technology	6.6%
Consumer Staple	5.1%
Equity Funds	4.6%
Energy	3.0%
Health Care	2.1%
Capital Goods/Defense	1.6%
Media/Services	1.5%
Transportation	1.5%

42.5%

Top Holdings

iShares Russell 2000 Growth	2.6%
SAP AG ADR-DE	2.1%
Anadarko Petroleum Corp.	2.0%
Ross Stores, Inc.	2.0%
Reynolds American, Inc.	1.9%
Clorox Co.	1.7%
Expeditors International of Washington, Inc.	1.5%
H&R Block, Inc.	1.3%
Teradyne, Inc.	1.2%
Apollo Group, Inc.	1.2%
Other Holdings	25.0%

42.5%

136 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Long Positions (c) (61.8%)

	Shares or
	Principal Amount	Value

Basic Industry/Gold (1.0%)
Praxair, Inc.	9,890	$463,149

Capital Goods/Defense (8.1%)
American Standard Cos., Inc.	6,860	306,711
Bucyrus Intl, Inc.	8,860	345,008
Deere & Co.	10,000	625,400
Dow Chemical Co.	14,900	684,357
Fisher Scientific International, Inc. (b)	6,600	391,908
Textron, Inc.	8,160	614,856
United Technologies Corp.	6,630	674,404

		3,642,644

Consumer Cyclical (2.9%)
Abercrombie & Fitch Co.	7,470	403,007
Darden Restaurants, Inc.	10,770	323,100
Nordstrom, Inc.	11,100	564,213

		1,290,320

Consumer Staple (7.3%)
Altria Group, Inc.	20,980	1,363,490
Hovnanian Enterprises (b)	8,950	454,392
PepsiCo, Inc.	26,360	1,466,670

		3,284,552

Energy (6.0%)
ENSCO International, Inc.	20,140	656,564
EOG Resources, Inc.	9,980	474,549
Lyondell Chemical Co.	31,210	783,059
National-Oilwell, Inc. (b)	8,600	341,764
Peabody Energy Corp.	10,460	457,834

		2,713,770

Finance (6.1%)
Bank of America Corp.	14,650	659,835
Capital One Financial Corp.	4,630	328,221
Countrywide Financial Corp.	10,200	369,138
Franklin Resources, Inc.	6,720	461,530
Goldman Sachs Group, Inc.	4,300	459,197
Investors Financial Services Corp.	11,280	473,196

		2,751,117

Health Care (7.1%)
Abgenix, Inc. (b)	20,450	142,537
Array Biopharma, Inc. (b)	14,723	91,577
Invitrogen Corp. (b)	7,900	578,833
Johnson & Johnson	4,900	336,287
Medcohealth Solutions, Inc. (b)	7,000	356,790
St. Jude Medical, Inc. (b)	12,570	490,607
Transkaryotic Therapy (b)	23,400	792,792
Wellpoint, Inc. (b)	3,040	388,360

		3,177,783

Media/Services (8.5%)
AutoDesk, Inc.	15,440	491,455
Cisco Systems, Inc. (b)	25,940	448,243
Google, Inc. (b)	2,600	571,999
Juniper Networks, Inc. (b)	24,750	559,103
MGM Grand, Inc. (b)	5,050	352,541
Siebel Systems, Inc. (b)	39,200	352,800
Starwood Hotels & Resorts Worldwide, Inc.	10,430	566,766
Yahoo!, Inc. (b)	14,050	484,866

		3,827,773

Technology (9.0%)
Maxim Integrated Products, Inc.	23,470	877,777
Microsoft Corp.	31,770	803,781
National Semiconductor Corp.	20,160	384,653
Symantec Corp. (b)	37,300	700,494
Verisign, Inc. (b)	29,850	789,831
Xilinx, Inc.	16,610	447,473

		4,004,009

Telecommunications (2.5%)
Alamosa Holdings, Inc. (b)	26,350	342,287
Comverse Technology, Inc. (b)	19,900	453,521
Tekelec (b)	24,300	330,723

		1,126,531

Transportation (3.3%)
C.H. Robinson Worldwide, Inc.	11,750	606,300
Canadian National Railway Co. ADR - CA	7,330	419,349
Jetblue Airways Corp. (b)	22,300	447,115

		1,472,764

Total Common Stocks - Long Positions (c)		27,754,412

Cash Equivalents (35.9%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $16,160,963)	$16,157,058	16,157,058

Total Cash Equivalents		16,157,058

Total Investments (Cost $44,001,817) (a) — 97.7%		43,911,470
Other assets in excess of liabilities — 2.3%		1,032,818

NET ASSETS — 100.0%		$44,944,288

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All long positions held as collateral for securities sold short.

ADR      American Depositary Receipt

CA       Canada

See notes to financial statements.

2005 Semiannual Report 137

Concept Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Short Positions (37.9%)

	Shares	Value

Capital Goods/Defense (1.6%)
Eastman Chemical Co.	5,040	$272,160
Rockwell Collins, Inc.	9,450	433,566

		705,726

Consumer Cyclical (9.8%)
99 Cents Only Stores (b)	33,200	367,856
Apollo Group, Inc. (b)	7,590	547,391
Chico’s FAS, Inc. (b)	17,200	440,836
Mohawk Industries Co. (b)	5,750	447,408
Reynolds American, Inc.	11,150	869,366
Ross Stores, Inc.	33,120	884,965
UST, Inc.	9,650	441,970
Winnebago Industries, Inc.	12,200	355,508

		4,355,300

Consumer Staple (5.1%)
Clorox Co.	12,200	772,260
Standard-Pacific Corp.	4,700	336,567
Waste Management, Inc.	10,500	299,145
Wendy’s International, Inc.	10,420	447,331
Yum! Brands, Inc.	9,540	447,998

		2,303,301

Energy (3.0%)
Anadarko Petroleum Corp.	12,400	905,696
Pioneer Natural Resources Co.	10,780	438,315

		1,344,011

Finance (6.7%)
Ameritrade Holdings Corp. (b)	35,600	373,088
Federal National Mortgage Assoc.	7,950	428,903
H & R Block, Inc.	11,340	564,845
Janus Capital Group, Inc.	33,660	437,243
Marsh & McLennan Cos., Inc.	16,000	448,480
Moody’s, Inc.	4,310	354,023
Willis Group Holdings Ltd.	12,190	407,756

		3,014,338

Health Care (2.1%)
Allergan, Inc.	6,420	451,903
Edwards Lifesciences Corp. (b)	8,340	367,294
Onyx Pharmaceuticals, Inc. (b)	4,600	142,094

		961,291

Media/Services (1.5%)
New York Times Co.	13,470	449,359
Openwave Systems, Inc. (b)	17,350	232,317

		681,676

Technology (6.6%)
Apple Computer, Inc. (b)	9,100	328,146
CDW Corp.	8,250	451,193
Computer Associates International, Inc.	13,200	355,080
Huntsman Corp. (b)	16,510	347,370
SAP AG ADR-DE	23,810	938,828
Teradyne, Inc. (b)	50,730	559,045

		2,979,662

Transportation (1.5%)
Expeditors International of Washington, Inc.	13,610	668,387

Total Common Stocks - Short Positions		17,013,692

Mutual Funds (4.6%)
Equity Funds (4.6%)
iShares Russell 2000 Growth	20,250	1,186,447
Retail Holders Trust	5,080	443,992
Semiconductor Holders Trust	14,550	449,159

Total Mutual Funds		2,079,598

Total Investments (Proceeds $19,632,437) (a) — 42.5%		$19,093,290

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

DE       Germany

See notes to financial statements.

138 Semiannual Report 2005

Concept Series

Gartmore Convertible Fund

For the semiannual period ended April 30, 2005, the Gartmore Convertible Fund returned -0.11% (Class A at NAV) versus -2.44% for its benchmark, the Goldman Sachs Convertible 100 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Convertible Securities Funds was -0.36%.

Convertible securities followed the equity markets higher in the final two months of 2004, and then gave up their gains in the new year. Some of the weakness was due to declining equity prices, but another factor hurting absolute returns in the convertibles market was the unwinding of arbitrage positions by certain convertible funds. Many of these positions involved buying a convertible bond and selling the corresponding common stock. Consequently, when the positions were liquidated, convertible securities were sold. Lower stock market volatility led to the widespread liquidation of these arbitrage positions during the period, resulting in significant downward pressure on convertible security prices. Although the Fund does not engage in this type of arbitrage, the lowered pricing hurt.

The sectors contributing most to the Fund’s performance were industrials and energy. In industrials, the top Fund performer was Titan International, Inc.; the company’s share price rose on the news that Titan planned to purchase Goodyear Tire & Rubber’s North American farm tire business for roughly $100 million. Other industrial holdings that helped Fund performance were Quanex, Regal-Beloit Corp. and Fluor Corp. The energy sector also aided Fund performance, with Pride International, Inc. and Chesapeake Energy Corp. meriting mention. We sold or trimmed many of the Fund’s profitable energy positions during the period, reducing exposure from approximately 20% to less than 5% at this position’s lowest point.

Financial services had a negative impact on the Fund’s performance, with the thrift industry proving especially problematic. Fannie Mae; Sovereign Bancorp, Inc.; Bank United Corp.; and Washington Mutual Inc. were holdings that detracted from Fund performance due to the market’s expectation that rising interest rates would squeeze profits. Since profits remained intact in most cases, we maintained our positions in these securities. Also holding back Fund performance was exposure to the automobile industry. In this group, Ford Motor Co. and General Motors Corp. were poor performers. Investors deserted auto-related securities, in part due to General Motors’ huge first-quarter loss of $839 million and the subsequent downgrade of its debt to junk status.

Although short- and longer-term interest rates should have further to rise from their levels at the end of the reporting period, we think the odds favor a modest gain for stocks in 2005. Moreover, while we cannot foresee how long the liquidation by arbitrage funds will continue, we believe that this probably will not persist at the current pace for very long. If these factors play out as we expect, the environment for convertibles could be reasonably favorable for the balance of the year. In any case, we will try to add value through careful security selection and the disciplined application of our value-oriented strategy.

Portfolio Managers: Jeremiah O’Grady and Charles Wright

Class A: GRVAX

Class B: GRVBX
Class C: GRVCX
Class R: GRVRX
Institutional Service Class: GRVSX
Institutional Class: GRVIX

2005 Semiannual Report 139

Gartmore Convertible Fund

Concept Series

Fund Performance

Aggregate Total Return

(For Periods Ended April 30, 2005)

		Six
		month*	Inception[1]

Class A2	without sales charge[3]	-0.11%	-0.68%
	with sales charge[4]	-5.89%	-4.98%

Class B2	without sales charge[3]	-0.54%	-1.58%
	with sales charge[5]	-5.46%	-4.48%

Class C2	without sales charge[3]	-0.55%	-1.55%
	with sales charge[6]	-1.53%	-1.55%

Class R [7,8]		-0.26%	-1.29%

Institutional Service Class[2,8]		-0.09%	-0.57%

Institutional Class[8]		-0.09%	-0.57%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 2003.

[2]	These returns until the creation of Class A, B, C and Institutional Service shares (1/20/04) include the performance of the Fund’s Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class A, B, C and Institutional Service shares would have produced because Class A, B, C and Institutional Service shares invest in the same portfolio of securities as Institutional Class shares.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (5/24/04) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Gartmore Convertible Fund, Goldman Sachs Convertible 100 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

140 Semiannual Report 2005

Gartmore Convertible Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Convertible Bond Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$998.90	$5.85	1.18%
	Hypothetical [1]	$1,000.00	$1,019.15	$5.92	1.18%

Class B	Actual	$1,000.00	$994.60	$9.54	1.93%
	Hypothetical [1]	$1,000.00	$1,015.43	$9.69	1.93%

Class C	Actual	$1,000.00	$994.50	$9.54	1.93%
	Hypothetical [1]	$1,000.00	$1,015.43	$9.69	1.93%

Class R	Actual	$1,000.00	$997.40	$6.64	1.34%
	Hypothetical [1]	$1,000.00	$1,018.36	$6.73	1.34%

Institutional Service Class	Actual	$1,000.00	$999.10	$4.61	0.93%
	Hypothetical [1]	$1,000.00	$1,020.39	$4.67	0.93%

Institutional Class	Actual	$1,000.00	$999.10	$4.61	0.93%
	Hypothetical [1]	$1,000.00	$1,020.39	$4.67	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 141

Gartmore Convertible Fund

Concept Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Convertible Bonds	57.6%
Convertible Preferred Stock	40.7%
Cash Equivalents	1.6%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Insurance	9.4%
Diversified Financial Services	7.4%
Savings & Loans	6.9%
Aerospace/ Defense	5.9%
Media	5.1%
Pharmaceuticals	5.0%
Commercial Services	4.9%
Computers	4.8%
Telecommunications	4.8%
Semiconductors	3.9%
Other Industries	41.9%

100.0%

Top Holdings*

EMC Corp., 4.50%, 04/04/07	3.9%
Simon Property Group LP	3.2%
Centerpointe Energy, Inc.	3.0%
WYETH, 2.38%, 01/15/24	3.0%
SLM Corp., 2.65%, 07/25/35	2.6%
Schlumberger Ltd., 2.13%, 06/01/23	2.5%
Washington Mutual Capital Trust I	2.5%
Coltec Capital Trust	2.5%
Sealed Air Corp., 3.00%, 06/30/33	2.5%
American Express Credit Corp., 1.85%, 12/01/33	2.4%
Other Holdings	71.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

142 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Convertible Fund

Convertible Bonds (57.6%)

	Principal Amount	Value

Aerospace & Defense (3.8%)
EDO Corp., 5.25%, 04/15/07	$805,000	$822,106
Lockheed Martin Corp., 2.54%, 08/15/33	770,000	805,151

		1,627,257

Airlines (1.2%)
Pinnacle Airlines, 3.25%, 02/15/25	520,000	496,600

Apparel (3.3%)
Kellwood Co., 3.50%, 06/15/34	150,000	130,125
Kellwood Co., 3.50%, 06/15/34	500,000	433,750
Reebok International Ltd., 2.00%, 05/01/24	825,000	837,375

		1,401,250

Chemicals (1.3%)
Hercules, Inc., 6.50%, 06/30/29	695,000	549,050

Commercial Services (1.0%)
Quanta Services Inc., 4.50%, 10/01/08	420,000	418,950

Computers (4.8%)
EMC Corp., 4.50%, 04/01/07	1,640,000	1,676,900
Quantum Corp., 4.38%, 08/01/10	425,000	381,969

		2,058,869

Distribution & Wholesale (1.1%)
Bell Microproducts, Inc. 3.75%, 03/05/24	450,000	450,563

Diversified Financial Services (5.0%)
American Express Credit Corp., 1.85%, 12/01/33	1,000,000	1,026,250
SLM Corp., 2.65%, 07/25/35	1,100,000	1,108,921

		2,135,171

Electronics (2.3%)
Fisher Scientific International, 3.25%, 03/01/24	960,000	978,000

Financial Services (1.7%)
Goldman Sachs Group, Inc., 1.50%, 07/22/09	285,000	277,120
Goldman Sachs Group, Inc., 1.50%, 07/23/09	450,000	437,535

		714,655

Healthcare - Services (1.2%)
Lifepoint Hospitals, 4.50%, 06/01/09	500,000	513,125

Holding Companies - Divers (1.4%)
Leucadia National Corp., 3.75%, 04/15/14	635,000	613,569

Machinery - Diversified (1.1%)
Agco Corp., 1.75%, 12/31/33	500,000	461,250

Media (5.1%)
Liberty Media Corp., 3.25%, 03/15/31	1,191,000	958,754
Playboy Enterprise, 3.00%, 03/15/25	420,000	393,750
Walt Disney Co., 2.13%, 04/15/23	815,000	855,750

		2,208,254

Miscellaneous Manufacturing (1.0%)
Roper Industries, Inc., 1.48%, 01/15/34	905,000	433,269

Oil & Gas (3.5%)
Cooper Cameron Corp., 1.50%, 05/15/24	390,000	404,138
Schlumberger Ltd., 2.13%, 06/01/23	1,010,000	1,069,337

		1,473,475

Packaging & Containers (2.5%)
Sealed Air Corp., 3.00%, 06/30/33	1,090,000	1,046,400

Pharmaceuticals (3.0%)
Wyeth, 2.38%, 01/15/24	1,220,000	1,258,442

Retail (1.4%)
Best Buy, 2.25%, 01/15/22	610,000	610,000

Savings & Loans (2.0%)
Bankunited Capital Trust, 3.13%, 03/01/34	400,000	352,000
Bankunited Capital Trust, 3.13%, 03/01/34	570,000	501,600

		853,600

Semiconductors (3.9%)
Advanced Micro Devices, 4.75%, 02/01/22	660,000	616,274
Cypress Semiconductor, 1.25%, 06/15/08	430,000	442,363
LSI Logic, 4.00%, 05/15/10	710,000	602,613

		1,661,250

Software (1.2%)
Open Solutions, Inc., 1.47%, 02/02/35	1,084,000	499,995

Telecommunications (4.8%)
ADC Telecommunications, 3.07%, 06/15/13	630,000	571,725
American Tower Corp., 3.00%, 08/15/12	330,000	337,838
American Tower Corp., 3.00%, 08/15/12	305,000	312,244
Corning, Inc., 4.88%, 03/01/08	820,000	823,074

		2,044,881

Total Convertible Bonds		24,507,875

Convertible Preferred Stocks (40.7%)
Aerospace & Defense (2.1%)
Northrop Grumman Corp.	7,200	911,700

2005 Semiannual Report 143

Concept Series

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Convertible Fund (Continued)

Convertible Preferred Stocks (continued)

	Principal Amount	Value

Building Materials (2.3%)
TXI Capital Trust I	$20,640	$957,696

Chemicals (2.0%)
Celanese Corp.	16,150	365,394
Huntsman Corp.	10,020	468,234

		833,628

Commercial Services (3.9%)
McKesson Financing Trust	16,200	852,525
United Rentals Trust I	19,475	805,778

		1,658,303

Diversified Financial Services (2.4%)
Fannie Mae	11	1,013,352

Energy (3.0%)
Centerpointe Energy, Inc.	38,300	1,270,564

Healthcare - Products (2.0%)
Baxter International, Inc.	14,850	831,600

Insurance (9.4%)
Genworth Financial, Inc.	24,050	770,803
Platinum Underwriters	29,605	843,743
PMI Group, Inc.	31,760	706,660
Reinsurance Group of America, Inc.	15,150	888,168
Travelers Property Casualty	38,715	847,471

		4,056,845

Mining (1.0%)
Freeport-MC Corp.	480	427,680

Miscellaneous Manufacturing (2.5%)
Coltec Capital Trust	21,700	1,057,875

Pharmaceuticals (2.0%)
Omnicare Capital Trust I	1,350	68,850
Omnicare Capital Trust II	15,775	788,750

		857,600

Real Estate Investment Trusts (3.2%)
Simon Property Group LP	23,550	1,368,020

Savings & Loans (4.9%)
Sovereign Cap Trust IV	22,700	1,007,313
Washington Mutual Capital Trust I	20,520	1,065,316

		2,072,629

Total Convertible Preferred Stocks		17,317,492

Cash Equivalents (1.6%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $686,156)	685,990	685,990

Total Cash Equivalents		685,990

Total Investments (Cost $44,377,728) (a) — 99.9%		42,511,357
Other assets in excess of liabilities — 0.1%		36,494

NET ASSETS — 100.0%		$42,547,851

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See notes to financial statements.

144 Semiannual Report 2005

Concept Series

Gartmore Small Cap Growth Fund

For the semiannual period ended April 30, 2005, the Gartmore Small Cap Growth Fund returned -7.09% (Class A at NAV) versus -1.98% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 1.87%.

Most gains in the U.S. equities markets in 2004 occurred during the fourth fiscal quarter, a period of investor ebullience that followed the conclusion of the U.S. presidential election and the release of mostly upbeat economic news. A darker side emerged in January 2005, when investors decided to take profits amid growing concerns that the Federal Reserve’s measured increases in interest rates might stall economic growth at the expense of curtailing inflation. Small-cap stocks, which outperformed during the prior six-month period, suffered disproportionately in this environment, in large part due to their higher financial and liquidity risk. The month of April, in which the Russell 2000 Index fell by approximately 6%, was particularly disappointing.

In response to this highly challenging market environment, we elected to hold slightly more cash than normal and invest in certain growth utility stocks. We also sought to take advantage of rising commodity prices by investing in some chemical sector stocks and by more than doubling our weighting in the energy sector. The latter positioning, in particular, aided Fund performance, since energy-related stocks performed very strongly during most of this period. Although the industrials sector was the Fund’s top performer, we chose, in late April, to underweight industrials and utilities relative to the Index.

The top detractors from Fund performance were Centene Corp., The First Marblehead Corp. and SigmaTel, Inc. Centene, an HMO that provides Medicaid and Medicare health coverage for low-income families, was hurt by news that some states were contemplating lowering payments for Medicaid services. First Marblehead, which provides and services student loans, fell on news that student loan issuance might be curtailed by new regulations. SigmaTel, a semiconductor designer and marketer, declined on forward guidance that revenue gains were slowing.

The Fund’s three best-performing individual stocks were Syneron Medical Ltd., Cogent, Inc. and Westlake Chemical Corp. The stock of Syneron, which manufactures components used in hair removal appreciated thanks to accelerated earnings. Cogent benefited from a robust, homeland security-inspired market for Cogent’s biometric fingerprint identification solutions. Westlake, which manufactures basic chemicals, rose on increasing commodity prices.

We ended the period overweight in materials, underweight in financials and consumer staples, and slightly underweight in health care. We also moved to lower the portfolio’s weighting in economically sensitive sectors, such as the information technology and consumer discretionary areas, because they were the worst performers in the Fund.

The market for small caps will likely remain choppy for the remainder of the first half of 2005, or at least until the Fed signals an end to its current round of interest-rate tightening. With this financial risk mitigated or removed, small-cap stocks generally should begin to bounce back as they have in the past, and we intend to take a more aggressive posture going into the second half of this year.

Portfolio Manager: H. Gil Knight

Class A: GTGAX

Class B: GTGBX
Class C: GTGCX
Class R: GTGRX
Institutional Service Class: GSSVX
Institutional Class: GTGIX

2005 Semiannual Report 145

Gartmore Small Cap Growth Fund

Concept Series

Fund Performance

Aggregate Total Return

(For Periods Ended April 30, 2005)

		Six
		month*	Inception[1]

Class A	without sales charge[2]	-7.09%	-13.72%
	with sales charge[3]	-12.44%	-18.31%

Class B	without sales charge[2]	-7.44%	-14.29%
	with sales charge[4]	-12.07%	-17.45%

Class C	without sales charge[2]	-7.44%	-14.29%
	with sales charge[5]	-8.37%	-15.08%

Class R6		-7.10%	-13.82%

Institutional Service Class[6]		-6.96%	-13.45%

Institutional Class[6]		-6.96%	-13.45%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 30, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Growth Fund, Russell 2000 Growth Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth Index is an unmanaged index of securities of small capitalization companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

146 Semiannual Report 2005

Gartmore Small Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending	Expenses Paid
		Account Value,	Account Value,	During	Annualized
Small Cap Growth Fund		11/1/04	4/30/05	Period*	Expense Ratio*

Class A	Actual	$1,000.00	$929.10	$7.70	1.61%
	Hypothetical [1]	$1,000.00	$1,017.02	$8.08	1.61%

Class B	Actual	$1,000.00	$925.60	$11.22	2.35%
	Hypothetical [1]	$1,000.00	$1,013.35	$11.80	2.35%

Class C	Actual	$1,000.00	$925.60	$11.22	2.35%
	Hypothetical [1]	$1,000.00	$1,013.35	$11.80	2.35%

Class R	Actual	$1,000.00	$929.00	$8.42	1.76%
	Hypothetical [1]	$1,000.00	$1,016.27	$8.84	1.76%

Institutional Service Class	Actual	$1,000.00	$930.40	$6.56	1.37%
	Hypothetical [1]	$1,000.00	$1,018.21	$6.88	1.37%

Institutional Class	Actual	$1,000.00	$930.40	$6.46	1.35%
	Hypothetical [1]	$1,000.00	$1,018.31	$6.78	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 147

Gartmore Small Cap Growth Fund

Concept Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.4%
Cash Equivalents	4.3%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries

Medical	11.8%
Oil & Gas	6.6%
Energy	6.5%
Semiconductors	6.2%
Finance Services	6.0%
Computer Products	5.5%
Banking	5.3%
Steel	5.3%
Casino Hotels	4.7%
Engineering	4.5%
Other Industries	37.6%

100.0%

Top Holdings*

Cleveland Cliffs, Inc.	2.8%
Centex Corp.	2.6%
U.S.T., Inc.	2.2%
Tesoro Corp.	2.0%
Sonic Corp.	1.9%
Massey Energy Co.	1.9%
Checkers Drive-In Restaurants, Inc.	1.9%
NRG Energy, Inc.	1.9%
URS Corp.	1.8%
Beacon Roofing Supply, Inc.	1.8%
Other Holdings	79.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

148 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Small Cap Growth Fund

Common Stocks (95.4%)

	Shares or
	Principal Amount	Value

Banking (5.3%)
Bank of the Ozarks, Inc	1,300	$40,261
Colonial BancGroup, Inc.	1,800	39,708
Investors Financial Services Corp.	800	33,560
Prosperity Bancshares, Inc.	1,100	28,105

		141,634

Building (2.6%)
Centex Corp.	1,200	69,264

Casino Hotels (4.7%)
Aztar Corp. (b)	1,600	43,696
Scientific Games Corp. (b)	1,900	40,793
Shuffle Master, Inc. (b)	1,600	40,304

		124,793

Commercial Services (1.0%)
HMS Holdings Corp. (b)	4,000	25,920

Computer Products (5.5%)
ATI Technologies, Inc. (b)	1,600	23,680
Hyperion Solutions Corp. (b)	1,000	40,670
M-Systems Flash Disk Pioneers Ltd. (b)	1,300	24,635
Mantech International Corp. (b)	1,200	28,860
Microstrategy, Inc. (b)	700	30,471

		148,316

Distribution (2.8%)
Beacon Roofing Supply, Inc. (b)	2,200	48,840
CDW Corp.	500	27,345

		76,185

Electronic Components (1.0%)
Trimble Navigation Ltd. (b)	800	27,536

Energy (6.5%)
Headwaters, Inc. (b)	1,400	44,758
Massey Energy Co.	1,400	50,554
NRG Energy, Inc. (b)	1,600	49,760
Southwestern Energy Co. (b)	500	29,375

		174,447

Engineering (4.5%)
Foster Wheeler Ltd. (b)	2,200	32,450
Shaw Group, Inc. (b)	2,100	37,947
URS Corp. (b)	1,600	49,200

		119,597

Finance Services (6.0%)
American Capital Strategies, Ltd	1,100	35,178
E*Trade Financial Corp. (b)	3,700	41,107
First Marblehead Corp. (b)	700	26,971
Marlin Business Services, Inc. (b)	1,500	29,535
Portfolio Recovery Associates, Inc. (b)	800	28,760

		161,551

Food (2.0%)
Corn Products Intl., Inc	1,300	28,626
Ralcorp Holding, Inc.	600	23,772

		52,398

Health Services (3.1%)
HEALTHSOUTH Corp. (b)	7,800	40,170
Magellan Health Services, Inc. (b)	1,300	44,278

		84,448

Lasers - System/ Components (0.5%)
Cymer, Inc. (b)	500	12,395

Machinery (2.0%)
Bucyrus International, Inc	800	31,152
Mattson Technology, Inc. (b)	3,600	22,860

		54,012

Medical (11.8%)
American Medical Systems Holdings, Inc. (b)	2,500	43,650
Animas Corp. (b)	1,300	24,369
Healthcare Services Group, Inc.	1,900	47,974
Henry Schein, Inc. (b)	800	30,008
LCA-Vision Inc.	900	35,271
Palomar Medical Technologies, Inc. (b)	1,700	38,080
Psychiatric Solutions, Inc. (b)	700	30,114
Syneron Medical Ltd. (b)	1,300	37,700
Vital Signs, Inc.	800	32,640

		319,806

Motion pictures (0.7%)
Imax Corp. (b)	2,300	17,952

Oil & Gas (6.6%)
Grey Wolf, Inc. (b)	4,400	26,400
Hydril Co. (b)	500	26,300
Parallel Petroleum Corp. (b)	3,700	28,786
Patterson UTI Energy, Inc.	1,800	43,146
Tesoro Corp. (b)	1,400	53,116

		177,748

2005 Semiannual Report 149

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Small Cap Growth Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (2.2%)
Medarex, Inc. (b)	4,700	$33,276
Nabi Biopharmaceuticals (b)	2,300	25,070

		58,346

Restaurants (3.8%)
Checkers Drive-In Restaurants, Inc. (b)	4,100	50,225
Sonic Corp. (b)	1,600	51,264

		101,489

Retailing (4.1%)
Chico’s FAS, Inc. (b)	800	20,504
Guitar Center, Inc. (b)	500	24,675
Hot Topic, Inc. (b)	1,000	19,990
Tempur Pedic Intl., Inc. (b)	2,300	43,907

		109,076

Semiconductors (6.2%)
Cypress Semiconductor Corp. (b)	2,400	28,776
Integrated Device Technology, Inc. (b)	2,600	27,820
Intersil Corp., Class A	1,700	29,682
Sigmatel, Inc. (b)	1,400	36,666
Silicon Image, Inc. (b)	4,300	43,301

		166,245

Steel (5.3%)
Cleveland Cliffs, Inc	1,300	75,413
Posco ADR - KRW	900	40,977
Steel Dynamics, Inc.	900	24,462

		140,852

Telecommunication (2.6%)
Comverse Technology, Inc. (b)	1,200	27,348
US Unwired, Inc. (b)	9,000	43,290

		70,638

Tobacco (2.2%)
U.S.T., Inc	1,300	59,540

Transportation (1.4%)
Top Tankers, Inc	2,400	37,512

Utilities (1.0%)
Sierra Pacific Resources (b)	2,600	28,132

Total Common Stocks		2,559,832

Cash Equivalents (4.3%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $115,157)	$115,129	115,129

Total Cash Equivalents		115,129

Total Investments (Cost $2,858,885) (a) — 99.7%		2,674,961
Other assets in excess of liabilities — 0.3%		7,944

NET ASSETS — 100.0%		$2,682,905

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

ADR      American Depositary Receipt.

KRW      South Korea

See notes to financial statements.

150 Semiannual Report 2005

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore		Gartmore
	High Yield	Gartmore Value	Micro Cap
	Bond Fund	Opportunities Fund	Equity Fund

Assets:
Investments, at value (cost $19,918,417; $16,850,773 and 162,421,374; respectively)	$20,098,593	$16,812,782	$156,256,541
Repurchase agreements, at cost and value	2,024,413	408,160	1,434,156

Total Investments	22,123,006	17,220,942	157,690,697

Cash	7,434	—	9,206
Interest and dividends receivable	473,529	9,308	57,045
Receivable for capital shares issued	—	—	36,980
Receivable for investments sold	362,654	357,856	2,112,746
Receivable from adviser	4,384	16,340	—
Prepaid expenses and other assets	8,857	10,805	51,938

Total Assets	22,979,864	17,615,251	159,958,612

Liabilities
Distributions payable	136,729	—	—
Payable for investments purchased	158,999	347,195	1,400,533
Payable for capital shares redeemed	—	—	168,602
Payable for return of collateral received for securities on loan	—	2,810,779	32,723,350
Accrued expenses and other payables
Investment advisory fees	10,507	8,538	135,231
Fund administration and transfer agent fees	2,531	6,356	12,042
Distribution fees	2,417	5,090	54,326
Administrative servicing fees	1,001	5,651	2
Other	6,110	407	603

Total Liabilities	318,294	3,184,016	34,494,689

Net Assets	$22,661,570	$14,431,235	$125,463,923

Represented by:
Capital	$54,590,461	$10,006,837	$117,518,978
Accumulated net investment income (loss)	—	(778)	(1,148,196)
Accumulated net realized gains (losses) from investment	(32,109,067)	4,463,167	15,257,974
Net unrealized appreciation (depreciation) on investments	180,176	(37,991)	(6,164,833)

Net Assets	$22,661,570	$14,431,235	$125,463,923

Net Assets:
Class A Shares	$2,786,395	$11,213,224	$71,304,492
Class B Shares	758,918	2,523,668	7,526,430
Class C Shares	1,390,293	692,252	37,624,610
Class R Shares	1,052	1,043	1,108
Institutional Service Class Shares	17,723,855	31	168,779
Institutional Class Shares	1,057	1,017	8,838,504

Total	$22,661,570	$14,431,235	$125,463,923

Shares outstanding (unlimited number of shares authorized)
Class A Shares	407,239	824,706	3,711,502
Class B Shares	111,091	189,419	400,423
Class C Shares	203,367	52,094	1,999,815
Class R Shares	154	78	59
Institutional Service Class Shares	2,569,486	—	8,726
Institutional Class Shares	154	74	456,968

Total	3,291,491	1,066,371	6,577,493

Net asset value:
Class A Shares	$6.84	$13.60	$19.21
Class B Shares (a)	$6.83	$13.32	$18.80
Class C Shares (b)	$6.84	$13.29	$18.81
Class R Shares	$6.83	$13.43	$18.91
Institutional Service Class Shares	$6.90	$—	$19.34
Institutional Class Shares	$6.90	$13.75	$19.34

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent:
Class A Shares	$7.18	$14.43	$20.38

Maximum Sales Charge — Class A Shares	4.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2005 Semiannual Report 151

Concept Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore		Gartmore
	U.S. Growth Leaders	Gartmore	Small Cap
	Long-Short Fund	Convertible Fund	Growth Fund

Assets:
Investments, at value (cost $27,844,759; $43,691,738 and $2,743,756; respectively)	$27,754,412	$41,825,367	$2,559,832
Repurchase agreements, at cost and value	16,157,058	685,990	115,129

Total Investments	43,911,470	42,511,357	2,674,961

Cash	18,430,403	6,563	—
Interest and dividends receivable	83,777	232,453	1,374
Receivable for capital shares issued	297,043	—	—
Receivable for investments sold	8,750,800	—	—
Receivable from adviser	1,428	—	4,279
Prepaid expenses and other assets	5,054	15,027	6,879

Total Assets	71,479,975	42,765,400	2,687,493

Liabilities
Securities sold short, at value (proceeds $19,632,437; $0 and $0; respectively)	19,093,290	—	—
Payable for investments purchased	7,349,422	182,813	—
Payable for capital shares redeemed	6,566	3,017	—
Accrued expenses and other payables
Investment advisory fees	54,940	22,849	2,196
Fund administration and transfer agent fees	5,885	3,832	1,770
Distribution fees	18,182	4,029	58
Administrative servicing fees	1,765	1	1
Other	5,637	1,008	563

Total Liabilities	26,535,687	217,549	4,588

Net Assets	$44,944,288	$42,547,851	$2,682,905

Represented by:
Capital	$66,621,112	$43,965,425	$3,120,561
Accumulated net investment income (loss)	(277,014)	148,701	(10,890)
Accumulated net realized gains (losses) from investment and short sales	(21,826,938)	300,096	(242,842)
Net unrealized appreciation (depreciation) on investments and short sales	427,128	(1,866,371)	(183,924)

Net Assets	$44,944,288	$42,547,851	$2,682,905

Net Assets:
Class A Shares	$26,960,211	$2,583,090	$71,953
Class B Shares	820,026	243,214	11,826
Class C Shares	14,941,115	3,913,261	37,122
Class R Shares	1,009	1,014	851
Institutional Service Class Shares	—	307,178	855
Institutional Class Shares	2,221,927	35,500,094	2,560,298

Total	$44,944,288	$42,547,851	$2,682,905

Shares outstanding (unlimited number of shares authorized)
Class A Shares	2,949,918	267,737	8,443
Class B Shares	91,606	25,350	1,398
Class C Shares	2,196,549	407,593	4,391
Class R Shares	112	106	100
Institutional Service Class Shares	—	31,859	100
Institutional Class Shares	242,741	3,681,952	299,500

Total	5,480,926	4,414,597	313,932

Net asset value:
Class A Shares	$9.14	$9.65	$8.52
Class B Shares (a)	$8.95	$9.59	$8.46
Class C Shares (b)	$6.80	$9.60	$8.46
Class R Shares	$9.00	$9.60	$8.51
Institutional Service Class Shares	$—	$9.64	$8.55
Institutional Class Shares	$9.15	$9.64	$8.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent:
Class A Shares	$9.70	$10.24	$9.04

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

152 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore		Gartmore
	High Yield	Gartmore Value	Micro Cap
	Bond Fund	Opportunities Fund	Equity Fund

INVESTMENT INCOME:
Interest income	$974,699	$8,525	$96,189
Dividend income	11,192	189,008	175,789
Income from securities lending	—	3,567	107,998

Total Income	985,891	201,100	379,976

Expenses:
Investment advisory fees	66,545	86,129	931,005
Fund administration and transfer agent fees	26,815	22,187	118,724
Distribution fees Class A	4,691	15,167	113,577
Distribution fees Class B	3,707	13,347	42,224
Distribution fees Class C	8,155	3,474	215,857
Distribution fees Class R	2	2	2
Administrative servicing fees Class A	1,476	6,194	3,305
Administrative servicing fees Institutional Service Class	3,607	10,443	—
Registration and filing fees	27,801	36,278	45,521
Printing fees	—	13,340	—
Other	5,861	3,803	57,957

Total expenses before reimbursed expenses	148,660	210,364	1,528,172
Expenses reimbursed	(36,418)	(16,340)	—

Total Expenses	112,242	194,024	1,528,172

Net Investment Income (Loss)	873,649	7,076	(1,148,196)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	166,852	4,554,767	15,282,702
Net change in unrealized appreciation/depreciation on investments	(999,199)	(2,985,813)	(15,324,708)

Net realized/unrealized gains (losses) on investments	(832,347)	1,568,954	(42,006)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,302	$1,576,030	$(1,190,202)

See notes to financial statements.

2005 Semiannual Report 153

Concept Series

Statements of Operations
For the Six Months Period Ended April 30, 2005 (Unaudited)

	Gartmore U.S.		Gartmore
	Growth Leaders	Gartmore	Small Cap
	Long-Short Fund	Convertible Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$349,299	$359,741	$1,488
Dividend income	105,848	447,880	7,877

Total Income	455,147	807,621	9,365

Expenses:
Investment advisory fees	279,379	128,548	13,966
Fund administration and transfer agent fees	34,516	25,124	3,752
Distribution fees Class A	32,364	3,577	79
Distribution fees Class B	3,664	1,250	65
Distribution fees Class C	46,586	19,180	205
Distribution fees Class R	2	2	2
Administrative servicing fees Class A	3,474	—	—
Dividend expense for securities sold short	103,299	—	—
Registration and filing fees	25,150	25,418	24,100
Other	25,107	4,603	772

Total expenses before reimbursed expenses	553,541	207,702	42,941
Expenses reimbursed	(10,274)	—	(22,686)

Total Expenses	543,267	207,702	20,255

Net Investment Income (Loss)	(88,120)	599,919	(10,890)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	814,017	709,732	45,298
Net realized gains (losses) on short sale transactions	(1,274,106)	—	—

Net realized gains (losses) on investment and short sale transactions	(460,089)	709,732	45,298
Net change in unrealized appreciation/depreciation on investments and short sales	(201,208)	(1,690,137)	(240,634)

Net realized/unrealized gains (losses) on investments and short sales	(661,297)	(980,405)	(195,336)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(749,417)	$(380,486)	$(206,226)

See notes to financial statements.

154 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore High Yield			Gartmore Value
	Bond Fund			Opportunities Fund
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$873,649	$6,245,178		$7,076	$18,758
Net realized gains (losses) on investment transactions	166,852	5,076,078		4,554,767	5,404,162
Net change in unrealized appreciation/depreciation on investments	(999,199)	(5,990,113)		(2,985,813)	(1,765,389)

Change in net assets resulting from operations	41,302	5,331,143		1,576,030	3,657,531

Distributions to Class A Shareholders from:
Net investment income	(133,800)	(318,947)		(914)	(9,434)
Net realized gains on investments	—	—		(2,094,330)	—
Distributions to Class B Shareholders from:
Net investment income	(23,887)	(48,620)		—	—
Net realized gains on investments	—	—		(468,923)	—
Distributions to Class C Shareholders from:
Net investment income	(52,725)	(184,379)		—	—
Net realized gains on investments	—	—		(121,288)	—
Distributions to Class R Shareholders from:
Net investment income	(38)	(46	) (a)	(1)	—
Net realized gains on investments	—	—		(187)	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(663,160)	(5,693,160)		(6,938)	(24,707)
Net realized gains on investments	—	—		(2,552,592)	—
Distributions to Institutional Class Shareholders from:
Net investment income	(40)	(26	) (b)	(1)	—
Net realized gains on investments	—	—		(178)	—

Change in net assets from shareholder distributions	(873,650)	(6,245,178)		(5,245,352)	(34,141)

Change in net assets from capital transactions	(944,072)	(88,703,708)		(13,925,964)	(8,405,689)

Change in net assets	(1,776,420)	(89,617,743)		(17,595,286)	(4,782,299)
Net Assets:
Beginning of period	24,437,990	114,055,733		32,026,521	36,808,820

End of period	$22,661,570	$24,437,990		$14,431,235	$32,026,521

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Micro Cap
	Equity Fund
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(1,148,196)	$(1,199,048)
Net realized gains (losses) on investment transactions	15,282,702	4,115,524
Net change in unrealized appreciation/depreciation on investments	(15,324,708)	5,816,745

Change in net assets resulting from operations	(1,190,202)	8,733,221

Distributions to Class A Shareholders from:
Net investment income	—	—
Net realized gains on investments	(1,846,386)	(8,895)
Distributions to Class B Shareholders from:
Net investment income	—	—
Net realized gains on investments	(163,298)	(889)
Distributions to Class C Shareholders from:
Net investment income	—	—
Net realized gains on investments	(853,621)	(3,920)
Distributions to Class R Shareholders from:
Net investment income	—	—
Net realized gains on investments	(23)	—	(a)(c)
Distributions to Institutional Services Class Shareholders from:
Net investment income	—	—
Net realized gains on investments	(2,437)	(7)
Distributions to Institutional Class Shareholders from:
Net investment income	—	—
Net realized gains on investments	(59,761)	(506	) (b)

Change in net assets from shareholder distributions	(2,925,526)	(14,217)

Change in net assets from capital transactions	14,271,481	79,393,895

Change in net assets	10,155,753	88,112,899
Net Assets:
Beginning of period	115,308,170	27,195,271

End of period	$125,463,923	$115,308,170

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	Amount is less than a $1.

See notes to financial statements.

2005 Semiannual Report 155

Concept Series

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Long-Short		Gartmore
	Fund		Convertible Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004 (a)

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(88,120)	$(454,861)	$599,919	$448,406
Net realized gains (losses) on investment and short sale transactions	(460,089)	2,736,596	709,732	(409,636)
Net change in unrealized appreciation/depreciation on investments and short sales	(201,208)	154,329	(1,690,137)	(176,234)

Change in net assets resulting from operations	(749,417)	2,436,064	(380,486)	(137,464)

Distributions to Class A Shareholders from:
Net investment income	(796,092)	(7,546,048)	(34,935)	(31,238	) (c)
Distributions to Class B Shareholders from:
Net investment income	(18,985)	(119,661)	(2,450)	(1,215	) (c)
Distributions to Class C Shareholders from:
Net investment income	(256,975)	(513,025)	(35,733)	(20,050	) (c)
Distributions to Class R Shareholders from:
Net investment income	(32)	—	(13)	(9	) (d)
Distributions to Institutional Services Class Shareholders from:
Net investment income	—	—	(4,369)	(2,589	) (c)
Distributions to Institutional Class Shareholders from:
Net investment income	(30,947)	—	(453,136)	(323,490)

Change in net assets from shareholder distributions	(1,103,031)	(8,178,734)	(530,635)	(378,591)

Change in net assets from capital transactions	18,759,638	2,411,514	8,396,224	35,578,803

Change in net assets	16,907,190	(3,331,156)	7,485,103	35,062,748
Net Assets:
Beginning of period	28,037,098	31,368,254	35,062,748	—

End of period	$44,944,288	$28,037,098	$42,547,851	$35,062,748

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Small Cap
	Growth Fund
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (b)

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(10,890)	$(12,230)
Net realized gains (losses) on investment and short sale transactions	45,298	(288,140)
Net change in unrealized appreciation/depreciation on investments and short sales	(240,634)	56,710

Change in net assets resulting from operations	(206,226)	(243,660)

Distributions to Class A Shareholders from:
Net investment income	—	—
Distributions to Class B Shareholders from:
Net investment income	—	—
Distributions to Class C Shareholders from:
Net investment income	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—

Change in net assets from shareholder distributions	—	—

Change in net assets from capital transactions	68,257	3,064,534

Change in net assets	(137,969)	2,820,874
Net Assets:
Beginning of period	2,820,874	—

End of period	$2,682,905	$2,820,874

(a)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

156 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income (Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.86	(2.04)	(1.18)
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45
Year Ended October 31, 2004	$6.88	0.51	0.20	0.71
Six Months Ended April 30, 2005 (Unaudited)	$7.08	0.25	(0.24)	0.01
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.80	(2.04)	(1.24)
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41
Year Ended October 31, 2004	$6.87	0.46	0.20	0.66
Six Months Ended April 30, 2005 (Unaudited)	$7.07	0.23	(0.24)	(0.01)
Class C Shares
Period Ended October 31, 2001 (e)	$8.07	0.40	(1.21)	(0.81)
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41
Year Ended October 31, 2004	$6.88	0.46	0.20	0.66
Six Months Ended April 30, 2005 (Unaudited)	$7.08	0.23	(0.24)	(0.01)
Class R Shares
Period Ended October 31, 2004 (f)	$7.00	0.32	0.07	0.39
Six Months Ended April 30, 2005 (Unaudited)	$7.07	0.25	(0.24)	0.01
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.87	(1.99)	(1.12)
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48
Year Ended October 31, 2004	$6.94	0.53	0.20	0.73
Six Months Ended April 30, 2005 (Unaudited)	$7.14	0.26	(0.24)	0.02
Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.90	0.18	0.24	0.42
Six Months Ended April 30, 2005 (Unaudited)	$7.14	0.26	(0.24)	0.02

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.86)	(0.86)	$7.96	(12.48%	) (h)
Year Ended October 31, 2001	(0.84)	(0.84)	$6.86	(3.59%	)
Year Ended October 31, 2002	(0.61)	(0.61)	$5.99	(4.27%	)
Year Ended October 31, 2003	(0.56)	(0.56)	$6.88	25.18%
Year Ended October 31, 2004	(0.51)	(0.51)	$7.08	10.65%
Six Months Ended April 30, 2005 (Unaudited)	(0.25)	(0.25)	$6.84	0.09%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	(0.80)	(0.80)	$7.96	(13.02%	) (h)
Year Ended October 31, 2001	(0.78)	(0.78)	$6.86	(4.31%	)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.98	(5.11%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.87	24.36%
Year Ended October 31, 2004	(0.46)	(0.46)	$7.07	9.92%
Six Months Ended April 30, 2005 (Unaudited)	(0.23)	(0.23)	$6.83	(0.24%	) (h)
Class C Shares
Period Ended October 31, 2001 (e)	(0.40)	(0.40)	$6.86	(10.15%	) (h)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.99	(4.96%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.88	24.32%
Year Ended October 31, 2004	(0.46)	(0.46)	$7.08	9.92%
Six Months Ended April 30, 2005 (Unaudited)	(0.23)	(0.23)	$6.84	(0.24%	) (h)
Class R Shares
Period Ended October 31, 2004 (f)	(0.32)	(0.32)	$7.07	5.73%	(h)
Six Months Ended April 30, 2005 (Unaudited)	(0.25)	(0.25)	$6.83	0.10%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.87)	(0.87)	$8.01	(11.80%	) (h)
Year Ended October 31, 2001	(0.86)	(0.86)	$6.92	(3.19%	)
Year Ended October 31, 2002	(0.63)	(0.63)	$6.04	(4.12%	)
Year Ended October 31, 2003	(0.58)	(0.58)	$6.94	25.51%
Year Ended October 31, 2004	(0.53)	(0.53)	$7.14	10.90%
Six Months Ended April 30, 2005 (Unaudited)	(0.26)	(0.26)	$6.90	0.23%	(h)
Institutional Class Shares
Period Ended October 31, 2004 (g)	(0.18)	(0.18)	$7.14	6.10%	(h)
Six Months Ended April 30, 2005 (Unaudited)	(0.26)	(0.26)	$6.90	0.27%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,804	0.95%	(i)	12.35%	(i)	1.15%	(i)	12.15%	(i)	76.93%
Year Ended October 31, 2001	$2,801	0.95%		11.10%		1.11%		10.94%		83.79%
Year Ended October 31, 2002	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Year Ended October 31, 2004	$4,027	1.03%		7.34%		1.20%		7.17%		77.13%
Six Months Ended April 30, 2005 (Unaudited)	$2,786	1.08%	(i)	7.14%	(i)	1.39%	(i)	6.83%	(i)	37.48%
Class B Shares
Period Ended October 31, 2000 (d)	$188	1.70%	(i)	13.09%	(i)	3.46%	(i)	11.33%	(i)	76.93%
Year Ended October 31, 2001	$244	1.70%		10.35%		2.43%		9.62%		83.79%
Year Ended October 31, 2002	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$764	1.69%		7.81%		1.78%		7.73%		104.54%
Year Ended October 31, 2004	$734	1.70%		6.63%		1.89%		6.45%		77.13%
Six Months Ended April 30, 2005 (Unaudited)	$759	1.76%	(i)	6.45%	(i)	2.06%	(i)	6.15%	(i)	37.48%
Class C Shares
Period Ended October 31, 2001 (e)	$5	1.70%	(i)	10.05%	(i)	8.58%	(i)	3.17%	(i)	83.79%
Year Ended October 31, 2002	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Year Ended October 31, 2004	$1,836	1.71%		6.66%		1.86%		6.51%		77.13%
Six Months Ended April 30, 2005 (Unaudited)	$1,390	1.75%	(i)	6.47%	(i)	2.06%	(i)	6.16%	(i)	37.48%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.32%	(i)	6.89%	(i)	1.55%	(i)	6.66%	(i)	77.13%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.11%	(i)	7.14%	(i)	1.43%	(i)	6.82%	(i)	37.48%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$88,639	0.70%	(i)	11.46%	(i)	0.83%	(i)	11.33%	(i)	76.93%
Year Ended October 31, 2001	$85,885	0.70%		11.30%		0.76%		11.24%		83.79%
Year Ended October 31, 2002	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Year Ended October 31, 2004	$17,839	0.71%		7.60%		0.77%		7.53%		77.13%
Six Months Ended April 30, 2005 (Unaudited)	$17,724	0.79%	(i)	7.34%	(i)	1.09%	(i)	7.04%	(i)	37.48%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	0.71%	(i)	7.44%	(i)	1.24%	(i)	6.91%	(i)	77.13%
Six Months Ended April 30, 2005 (Unaudited)	$1	0.75%	(i)	7.43%	(i)	1.09%	(i)	7.09%	(i)	37.48%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2005 Semiannual Report 157

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Value Opportunities Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains
	Beginning	Income	Redemption	(Losses) on
	of Period	(Loss)	Fees	Investments

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	—	2.38
Year Ended October 31, 2001	$12.37	0.10	—	(0.20)
Year Ended October 31, 2002	$12.17	0.05	0.01	(0.98)
Year Ended October 31, 2003	$11.05	0.03	—	3.42
Year Ended October 31, 2004	$14.47	—	—	1.55
Six Months Ended April 30, 2005 (Unaudited)	$16.01	—	—	0.48
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	2.37
Year Ended October 31, 2001	$12.36	0.02	—	(0.20)
Year Ended October 31, 2002	$12.16	(0.03)	0.01	(0.98)
Year Ended October 31, 2003	$11.00	(0.06)	—	3.40
Year Ended October 31, 2004	$14.34	(0.11)	—	1.55
Six Months Ended April 30, 2005 (Unaudited)	$15.78	(0.04)	—	0.47
Class C Shares
Period Ended October 31, 2001 (e)	$13.08	0.01	—	(0.93)
Year Ended October 31, 2002	$12.13	(0.03)	0.01	(0.97)
Year Ended October 31, 2003	$10.98	(0.04)	—	3.37
Year Ended October 31, 2004	$14.31	(0.09)	—	1.53
Six Months Ended April 30, 2005 (Unaudited)	$15.75	(0.04)	—	0.47
Class R Shares
Period Ended October 31, 2004 (f)	$15.45	(0.05)	—	0.43
Six Months Ended April 30, 2005 (Unaudited)	$15.83	—	—	0.49
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.07	—	2.40
Year Ended October 31, 2001	$12.42	0.13	—	(0.19)
Year Ended October 31, 2002	$12.24	0.07	0.01	(0.98)
Year Ended October 31, 2003	$11.12	0.04	—	3.44
Year Ended October 31, 2004	$14.56	0.04	—	1.55
Six Months Ended April 30, 2005 (Unaudited) (m)	$16.13	—	—	1.28
Institutional Class Shares
Year Ended October 31, 2004 (g)	$16.18	—	—	(0.04)
Six Months Ended April 30, 2005 (Unaudited)	$16.14	0.04	—	0.48

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Distributions
	Total
	from	Net	Net		Net Asset
	Investment	Investment	Realized	Total	Value, End	Total
	Activities	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	2.44	(0.07)	—	(0.07)	$12.37	24.38%	(h)
Year Ended October 31, 2001	(0.10)	(0.10)	—	(0.10)	$12.17	(0.87%	)
Year Ended October 31, 2002	(0.92)	(0.05)	(0.15)	(0.20)	$11.05	(7.75%	)
Year Ended October 31, 2003	3.45	(0.03)	—	(0.03)	$14.47	31.32%
Year Ended October 31, 2004	1.55	(0.01)	—	(0.01)	$16.01	10.72%
Six Months Ended April 30, 2005 (Unaudited)	0.48	— (l )	(2.89)	(2.89)	$13.60	1.68%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	2.38	(0.02)	—	(0.02)	$12.36	23.79%	(h)
Year Ended October 31, 2001	(0.18)	(0.02)	—	(0.02)	$12.16	(1.45%	)
Year Ended October 31, 2002	(1.00)	(0.01)	(0.15)	(0.16)	$11.00	(8.39%	)
Year Ended October 31, 2003	3.34	—	—	—	$14.34	30.39%
Year Ended October 31, 2004	1.44	—	—	—	$15.78	10.04%
Six Months Ended April 30, 2005 (Unaudited)	0.43	—	(2.89)	(2.89)	$13.32	1.33%	(h)
Class C Shares
Period Ended October 31, 2001 (e)	(0.92)	(0.03)	—	(0.03)	$12.13	(7.08%	) (h)
Year Ended October 31, 2002	(0.99)	(0.01)	(0.15)	(0.16)	$10.98	(8.31%	)
Year Ended October 31, 2003	3.33	—	—	—	$14.31	30.35%
Year Ended October 31, 2004	1.44	—	—	—	$15.75	10.06%
Six Months Ended April 30, 2005 (Unaudited)	0.43	—	(2.89)	(2.89)	$13.29	1.34%	(h)
Class R Shares
Period Ended October 31, 2004 (f)	0.38	—	—	—	$15.83	2.46%	(h)
Six Months Ended April 30, 2005 (Unaudited)	0.49	— (l )	(2.89)	(2.89)	$13.43	1.78%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	2.47	(0.05)	—	(0.05)	$12.42	24.72%	(h)
Year Ended October 31, 2001	(0.06)	(0.12)	—	(0.12)	$12.24	(0.49%	)
Year Ended October 31, 2002	(0.90)	(0.07)	(0.15)	(0.22)	$11.12	(7.56%	)
Year Ended October 31, 2003	3.48	(0.04)	—	(0.04)	$14.56	31.39%
Year Ended October 31, 2004	1.59	(0.02)	—	(0.02)	$16.13	10.91%
Six Months Ended April 30, 2005 (Unaudited) (m)	1.28	—	(2.89)	(2.89)	$14.52	7.62%	(h)
Institutional Class Shares
Year Ended October 31, 2004 (g)	(0.04)	—	—	—	$16.14	(0.19%	) (h)
Six Months Ended April 30, 2005 (Unaudited)	0.52	(0.02)	(2.89)	(2.91)	$13.75	1.84%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,460	1.35%	(i)	0.62%	(i)	6.59%	(i)	(4.62%	) (i)	119.39%
Year Ended October 31, 2001	$10,789	1.35%		0.69%		2.07%		(0.03%	)	139.75%
Year Ended October 31, 2002	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Year Ended October 31, 2004	$12,244	1.36%		(0.01%	)	1.39%		(0.04%	)	146.98%
Six Months Ended April 30, 2005 (Unaudited)	$11,213	1.54%	(i)	0.07%	(i)	1.75%	(i)	(0.14%	) (i)	109.63%
Class B Shares
Period Ended October 31, 2000 (d)	$751	1.95%	(i)	0.10%	(i)	7.70%	(i)	(5.65%	) (i)	119.39%
Year Ended October 31, 2001	$2,708	1.95%		0.09%		3.06%		(1.02%	)	139.75%
Year Ended October 31, 2002	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Year Ended October 31, 2004	$2,631	2.01%		(0.66%	)	2.04%		(0.69%	)	146.98%
Six Months Ended April 30, 2005 (Unaudited)	$2,524	2.19%	(i)	(0.58%	) (i)	2.40%	(i)	(0.79%	) (i)	109.63%
Class C Shares
Period Ended October 31, 2001 (e)	$108	1.95%	(i)	(0.01%	) (i)	3.29%	(i)	(1.35%	) (i)	139.75%
Year Ended October 31, 2002	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Year Ended October 31, 2004	$652	2.01%		(0.67%	)	2.05%		(0.71%	)	146.98%
Six Months Ended April 30, 2005 (Unaudited)	$692	2.19%	(i)	(0.57%	) (i)	2.41%	(i)	(0.79%	) (i)	109.63%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.60%	(i)	(0.35%	) (i)	1.64%	(i)	(0.39%	) (i)	146.98%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.53%	(i)	0.18%	(i)	1.76%	(i)	(0.04%	) (i)	109.63%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$4,441	1.00%	(i)	0.98%	(i)	5.99%	(i)	(4.01%	) (i)	119.39%
Year Ended October 31, 2001	$10,130	1.00%		1.07%		1.81%		1.26%		139.75%
Year Ended October 31, 2002	$11,022	1.16%		0.52%		1.40%		0.28%		108.62%
Year Ended October 31, 2003	$21,670	1.20%		0.27%		1.30%		0.16%		90.02%
Year Ended October 31, 2004	$16,497	1.19%		0.17%		1.22%		0.15%		146.98%
Six Months Ended April 30, 2005 (Unaudited) (m)	—	1.41%	(i)	0.27%	(i)	(k)		(k)		109.63%
Institutional Class Shares
Year Ended October 31, 2004 (g)	$1	1.09%	(i)	0.09%	(i)	1.17%	(i)	0.01%	(i)	146.98%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.03%	(i)	0.49%	(i)	1.25%	(i)	0.26%	(i)	109.63%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.
(k)	There were no fee reductions in this period.
(l)	Amount is less than $0.005.
(m)	On February 15, 2005 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through February 15, 2005.
See notes to financial statements.

158 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Micro Cap Equity Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	—	(1.32)	(1.36)
Year Ended October 31, 2003	$8.64	(0.02)	—	7.29	7.27
Year Ended October 31, 2004	$15.91	(0.18)	0.02	3.81	3.65
Six Months Ended April 30, 2005 (Unaudited)	$19.56	(0.16)	0.02	0.19	0.05
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.06)	—	7.19	7.13
Year Ended October 31, 2004	$15.74	(0.26)	0.02	3.72	3.48
Six Months Ended April 30, 2005 (Unaudited)	$19.22	(0.21)	0.02	0.17	(0.02)
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.05)	—	7.20	7.15
Year Ended October 31, 2004	$15.76	(0.24)	0.02	3.70	3.48
Six Months Ended April 30, 2005 (Unaudited)	$19.24	(0.22)	0.02	0.17	(0.03)
Class R Shares
Period Ended October 31, 2004 (f)	$17.38	(0.27)	0.02	2.14	1.89
Six Months Ended April 30, 2005 (Unaudited)	$19.27	(0.14)	0.02	0.16	0.04
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	—	7.45	7.32
Year Ended October 31, 2004	$15.96	(0.28)	0.02	3.97	3.71
Six Months Ended April 30, 2005 (Unaudited)	$19.67	(0.09)	0.02	0.14	0.07
Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	—	7.45	7.32
Year Ended October 31, 2004	$15.96	(0.16)	0.02	3.85	3.71
Six Months Ended April 30, 2005 (Unaudited)	$19.67	(0.07)	0.02	0.12	0.07

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total		Value, End	Total
	Gains	Distributions		of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d) (e)	—	—		$8.64	(13.60%	) (g)
Year Ended October 31, 2003	—	—		$15.91	84.14%
Year Ended October 31, 2004	—	— (i	)	$19.56	22.96%
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$19.21	(0.07%	) (g)
Class B Shares
Period Ended October 31, 2002 (d)	—	—		$8.61	(13.90%	) (g)
Year Ended October 31, 2003	—	—		$15.74	82.81%
Year Ended October 31, 2004	—	— (i	)	$19.22	22.13%
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$18.80	(0.44%	) (g)
Class C Shares
Period Ended October 31, 2002 (d)	—	—		$8.61	(13.90%	) (g)
Year Ended October 31, 2003	—	—		$15.76	83.04%
Year Ended October 31, 2004	—	— (i	)	$19.24	22.10%
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$18.81	(0.44%	) (g)
Class R Shares
Period Ended October 31, 2004 (f)	—	— (i	)	$19.27	10.89%	(g)
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$18.91	(0.12%	) (g)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	—	—		$8.64	(13.60%	) (g)
Year Ended October 31, 2003	—	—		$15.96	84.72%
Year Ended October 31, 2004	—	— (i	)	$19.67	23.26%
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$19.34	0.04%	(g)
Institutional Class Shares
Period Ended October 31, 2002 (d)	—	—		$8.64	(13.60%	) (g)
Year Ended October 31, 2003	—	—		$15.96	84.72%
Year Ended October 31, 2004	—	— (i	)	$19.67	23.26%
Six Months Ended April 30, 2005 (Unaudited)	(0.40)	(0.40)		$19.34	0.04%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$310	1.80%	(h)	(1.32%	) (h)	8.73%	(h)	(8.25%	) (h)	56.08%
Year Ended October 31, 2003	$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Year Ended October 31, 2004	$74,983	1.81%		(1.35%	)	1.82%		(1.37%	)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$71,304	1.80%	(h)	(1.29%	) (h)	(j)		(j)		54.42%
Class B Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	) (h)	8.46%	(h)	(7.95%	) (h)	56.08%
Year Ended October 31, 2003	$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Year Ended October 31, 2004	$6,403	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$7,526	2.55%	(h)	(2.04%	) (h)	(j)		(j)		54.42%
Class C Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	) (h)	8.46%	(h)	(7.95%	) (h)	56.08%
Year Ended October 31, 2003	$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Year Ended October 31, 2004	$30,377	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$37,625	2.55%	(h)	(2.04%	) (h)	(j)		(j)		54.42%
Class R Shares
Period Ended October 31, 2004 (f)	$1	2.17%	(h)	(1.78%	) (h)	2.17%	(h)	(1.78%	) (h)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.91%	(h)	(1.38%	) (h)	(j)		(j)		54.42%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$43	1.55%	(h)	(1.04%	) (h)	7.45%	(h)	(6.94%	) (h)	56.08%
Year Ended October 31, 2003	$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$51	1.51%		(1.10%	)	1.52%		(1.11%	)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$169	1.56%	(h)	(1.05%	) (h)	(j)		(j)		54.42%
Institutional Class Shares
Period Ended October 31, 2002 (d)	$1,556	1.55%	(h)	(1.04%	) (h)	7.46%	(h)	(6.95%	) (h)	56.08%
Year Ended October 31, 2003	$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$3,493	1.52%		(1.14%	)	1.54%		(1.15%	)	107.36%
Six Months Ended April 30, 2005 (Unaudited)	$8,839	1.58%	(h)	(1.04%	) (h)	(j)		(j)		54.42%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	Amount is less than $0.005.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2005 Semiannual Report 159

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore U.S. Growth Leaders Long-Short Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains
	Beginning of	Income	Redemption	(Losses) on
	Period	(Loss)	Fees	Investments

Class A Shares
Period Ended June 30, 2002 (d)	$11.14	6.65	—	(6.90)
Year Ended June 30, 2003 (f)	$10.89	(0.08)	—	0.14
Period Ended October 31, 2003 (e)	$10.95	(0.07)	—	1.12
Year Ended October 31, 2004	$12.00	0.11	—	0.77
Six Months Ended April 30, 2005 (Unaudited)	$9.56	(0.02)	0.01	(0.11)
Class B Shares
Period Ended June 30, 2002 (d)	$11.14	(0.07)	—	(0.17)
Year Ended June 30, 2003 (f)	$10.90	(0.23)	—	0.19
Period Ended October 31, 2003 (e) (f)	$10.86	(0.10)	—	1.12
Year Ended October 31, 2004	$11.88	0.22	—	0.58
Six Months Ended April 30, 2005 (Unaudited)	$9.38	(0.05)	0.01	(0.11)
Class C Shares
Year Ended June 30, 2000	$18.01	(0.71)	—	12.41
Year Ended June 30, 2001	$27.72	(0.15)	—	(8.43)
Year Ended June 30, 2002	$10.02	(0.66)	—	(0.31)
Year Ended June 30, 2003	$9.05	(0.19)	—	0.17
Period Ended October 31, 2003 (e)	$9.03	(0.08)	—	0.93
Year Ended October 31, 2004	$9.88	0.64	—	(0.01)
Six Months Ended April 30, 2005 (Unaudited)	$7.21	(0.05)	0.01	(0.08)
Class R Shares
Period Ended October 31, 2004 (g)	$9.21	(0.11)	—	0.31
Six Months Ended April 30, 2005 (Unaudited)	$9.41	(0.02)	0.01	(0.11)
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.28	(0.02)	—	0.31
Six Months Ended April 30, 2005 (Unaudited)	$9.57	(0.09)	0.01	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Distributions
	Total
	from	Net	Net		Net Asset
	Investment	Investment	Realized	Total	Value, End	Total
	Activities	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended June 30, 2002 (d)	(0.25)	—	—	—	$10.89	(2.24%	) (i)
Year Ended June 30, 2003 (f)	0.06	—	—	—	$10.95	0.55%
Period Ended October 31, 2003 (e)	1.05	—	—	—	$12.00	9.59%	(i)
Year Ended October 31, 2004	0.88	(3.32)	—	(3.32)	$9.56	9.03%
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.30)	—	(0.30)	$9.14	(1.36%	) (i)
Class B Shares
Period Ended June 30, 2002 (d)	(0.24)	—	—	—	$10.90	(2.15%	) (i)
Year Ended June 30, 2003 (f)	(0.04)	—	—	—	$10.86	(0.37%	)
Period Ended October 31, 2003 (e) (f)	1.02	—	—	—	$11.88	9.39%	(i)
Year Ended October 31, 2004	0.80	(3.30)	—	(3.30)	$9.38	8.22%
Six Months Ended April 30, 2005 (Unaudited)	(0.15)	(0.28)	—	(0.28)	$8.95	(1.70%	) (i)
Class C Shares
Year Ended June 30, 2000	11.70	—	(1.99)	(1.99)	$27.72	65.61%
Year Ended June 30, 2001	8.58	—	(9.12)	(9.12)	$10.02	(40.62%	)
Year Ended June 30, 2002	(0.97)	—	—	—	$9.05	(17.65%	)
Year Ended June 30, 2003	(0.02)	—	—	—	$9.03	(0.22%	)
Period Ended October 31, 2003 (e)	0.85	—	—	—	$9.88	9.41%	(i)
Year Ended October 31, 2004	0.63	(3.30)	—	(3.30)	$7.21	8.20%
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.29)	—	(0.29)	$6.80	(1.73%	) (i)
Class R Shares
Period Ended October 31, 2004 (g)	0.20	—	—	—	$9.41	2.17%	(i)
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.29)	—	(0.29)	$9.00	(1.30%	) (i)
Institutional Class Shares
Period Ended October 31, 2004 (h)	0.29	—	—	—	$9.57	3.12%	(i)
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.30)	—	(0.30)	$9.15	(1.28%	) (i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets at	Ratio of		Income		(Prior to		(Prior to
	End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended June 30, 2002 (d)	$144	1.95%	(j)	122.95%	(j)	2.26%	(j)	122.64%	(j)	425%
Year Ended June 30, 2003 (f)	$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	424%
Period Ended October 31, 2003 (e)	$29,468	3.23%	(j)	(1.77%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$24,411	2.20%		(1.65%	)	2.25%		(1.70%	)	577.36%
Six Months Ended April 30, 2005 (Unaudited)	$26,960	2.18%	(j)	(0.33%	) (j)	2.23%	(j)	(0.39%	) (j)	395.80%
Class B Shares
Period Ended June 30, 2002 (d)	$121	2.74%	(j)	(1.45%	) (j)	2.86%	(j)	(1.57%	) (j)	425%
Year Ended June 30, 2003 (f)	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	424%
Period Ended October 31, 2003 (e) (f)	$414	3.98%	(j)	(2.54%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$653	2.93%		(2.30%	)	3.00%		(2.36%	)	577.36%
Six Months Ended April 30, 2005 (Unaudited)	$820	2.90%	(j)	(1.05%	) (j)	2.96%	(j)	(1.11%	) (j)	395.80%
Class C Shares
Year Ended June 30, 2000	$9,927	2.82%		(2.65%	)	4.67%		(4.50%	)	204%
Year Ended June 30, 2001	$3,102	3.04%		(1.51%	)	3.82%		(2.29%	)	143%
Year Ended June 30, 2002	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	425%
Year Ended June 30, 2003	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	424%
Period Ended October 31, 2003 (e)	$1,487	3.98%	(j)	(2.52%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$2,641	2.92%		(2.29%	)	3.00%		(2.37%	)	577.36%
Six Months Ended April 30, 2005 (Unaudited)	$14,941	2.90%	(j)	(0.90%	) (j)	(k)		(k)		395.80%
Class R Shares
Period Ended October 31, 2004 (g)	$1	2.45%	(j)	(1.74%	) (j)	2.49%	(j)	(1.78%	) (j)	577.36%
Six Months Ended April 30, 2005 (Unaudited)	$1	2.13%	(j)	(0.29%	) (j)	2.14%	(j)	(0.30%	) (j)	395.80%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$331	1.90%	(j)	(0.52%	) (j)	2.09%	(j)	(0.72%	) (j)	577.36%
Six Months Ended April 30, 2005 (Unaudited)	$2,222	1.90%	(j)	0.09%	(j)	1.96%	(j)	0.04%	(j)	395.80%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)	For the period from July 1, 2003 through October 31, 2003.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.

See notes to financial statements.

160 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Convertible Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains
	Beginning	Income	(Losses) on
	of Period	(Loss)	Investments

Class A Shares
Period Ended October 31, 2004 (d)	$10.09	0.15	(0.32)
Six Months Ended April 30, 2005 (Unaudited)	$9.78	0.15	(0.16)
Class B Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.35)
Six Months Ended April 30, 2005 (Unaudited)	$9.73	0.10	(0.15)
Class C Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.34)
Six Months Ended April 30, 2005 (Unaudited)	$9.74	0.10	(0.15)
Class R Shares
Period Ended October 31, 2004 (e)	$9.66	0.08	0.09
Six Months Ended April 30, 2005 (Unaudited)	$9.74	0.13	(0.15)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.09	0.12	(0.28)
Six Months Ended April 30, 2005 (Unaudited)	$9.78	0.16	(0.16)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.18	(0.25)
Six Months Ended April 30, 2005 (Unaudited)	$9.78	0.15	(0.15)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Investment Activities	Distributions
	Total
	from	Net		Net Asset
	Investment	Investment	Total	Value, End	Total
	Activities	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.17)	(0.14)	(0.14)	$9.78	(1.68%	) (g)
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.12)	(0.12)	$9.65	(0.11%	) (g)
Class B Shares
Period Ended October 31, 2004 (d)	(0.25)	(0.11)	(0.11)	$9.73	(2.46%	) (g)
Six Months Ended April 30, 2005 (Unaudited)	(0.05)	(0.09)	(0.09)	$9.59	(0.54%	) (g)
Class C Shares
Period Ended October 31, 2004 (d)	(0.24)	(0.11)	(0.11)	$9.74	(2.41%	) (g)
Six Months Ended April 30, 2005 (Unaudited)	(0.05)	(0.09)	(0.09)	$9.60	(0.55%	) (g)
Class R Shares
Period Ended October 31, 2004 (e)	0.17	(0.09)	(0.09)	$9.74	1.72%	(g)
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	(0.12)	(0.12)	$9.60	(0.26%	) (g)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.16)	(0.15)	(0.15)	$9.78	(0.68%	) (g)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.14)	(0.14)	$9.64	(0.09%	) (g)
Institutional Class Shares
Period Ended October 31, 2004 (f)	(0.07)	(0.15)	(0.15)	$9.78	(1.56%	) (g)
Six Months Ended April 30, 2005 (Unaudited)	—	(0.14)	(0.14)	$9.64	(0.09%	) (g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$2,988	1.20%	(h)	2.28%	(h)	1.36%	(h)	2.12%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$2,583	1.18%	(h)	2.89%	(h)	(i)		(i)		84.65%
Class B Shares
Period Ended October 31, 2004 (d)	$210	1.95%	(h)	1.55%	(h)	2.08%	(h)	1.42%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$243	1.93%	(h)	2.16%	(h)	(i)		(i)		84.65%
Class C Shares
Period Ended October 31, 2004 (d)	$3,253	1.95%	(h)	1.52%	(h)	2.09%	(h)	1.38%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$3,913	1.93%	(h)	2.17%	(h)	(i)		(i)		84.65%
Class R Shares
Period Ended October 31, 2004 (e)	$1	1.58%	(h)	1.75%	(h)	1.59%	(h)	1.75%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.34%	(h)	2.66%	(h)	(i)		(i)		84.65%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$311	0.95%	(h)	2.28%	(h)	1.10%	(h)	2.13%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$307	0.93%	(h)	3.14%	(h)	(i)		(i)		84.65%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$28,299	0.95%	(h)	2.53%	(h)	1.12%	(h)	2.36%	(h)	153.08%
Six Months Ended April 30, 2005 (Unaudited)	$35,500	0.93%	(h)	3.17%	(h)	(i)		(i)		84.65%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.

See notes to financial statements.

2005 Semiannual Report 161

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Small Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net Asset
	Beginning	Income	(Losses) on	Investment	Value, End	Total
	of Period	(Loss)	Investments	Activities	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	(0.82)	(0.83)	$9.17	(8.30%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.17	(0.03)	(0.62)	(0.65)	$8.52	(7.09%	) (e)
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.84)	(0.86)	$9.14	(8.60%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.14	(0.08)	(0.60)	(0.68)	$8.46	(7.44%	) (e)
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.85)	(0.87)	$9.13	(8.60%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.13	(0.08)	(0.59)	(0.67)	$8.46	(7.44%	) (e)
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.07)	(0.77)	(0.84)	$9.16	(8.40%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.16	(0.05)	(0.60)	(0.65)	$8.51	(7.10%	) (e)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)	$9.19	(8.10%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.19	(0.04)	(0.60)	(0.64)	$8.55	(6.96%	) (e)
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)	$9.19	(8.10%	) (e)
Six Months Ended April 30, 2005 (Unaudited)	$9.19	(0.03)	(0.61)	(0.64)	$8.55	(6.96%	) (e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (C)

Class A Shares
Period Ended October 31, 2004 (d)	$14	1.67%	(f)	(0.81%	) (f)	4.98%	(f)	(4.12%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$72	1.61%	(f)	(0.89%	) (f)	3.23%	(f)	(2.51%	) (f)	795.98%
Class B Shares
Period Ended October 31, 2004 (d)	$13	2.37%	(f)	(1.66%	) (f)	5.65%	(f)	(4.94%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$12	2.35%	(f)	(1.72%	) (f)	3.89%	(f)	(3.26%	) (f)	795.98%
Class C Shares
Period Ended October 31, 2004 (d)	$40	2.35%	(f)	(1.68%	) (f)	5.42%	(f)	(4.76%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$37	2.35%	(f)	(1.72%	) (f)	3.90%	(f)	(3.27%	) (f)	795.98%
Class R Shares
Period Ended October 31, 2004 (d)	$1	1.82%	(f)	(1.25%	) (f)	5.07%	(f)	(4.50%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.76%	(f)	(1.14%	) (f)	3.48%	(f)	(2.87%	) (f)	795.98%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.28%	(f)	(0.71%	) (f)	4.44%	(f)	(3.87%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.37%	(f)	(0.76%	) (f)	2.57%	(f)	(1.95%	) (f)	795.98%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$2,752	1.37%	(f)	(0.75%	) (f)	4.69%	(f)	(4.07%	) (f)	633.92%
Six Months Ended April 30, 2005 (Unaudited)	$2,560	1.35%	(f)	(0.72%	) (f)	2.90%	(f)	(2.26%	) (f)	795.98%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

162 Semiannual Report 2005

Notes to Financial Statements
April 30, 2005 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and will not affect the operations of the Trust. As of April 30, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 19 funds listed below (individually a “Fund”, collectively the “Funds”):

-	Gartmore Global Financial Services Fund (“Global Financial Services”)
-	Gartmore Global Health Sciences Fund (“Global Health Sciences”)
-	Gartmore Global Natural Resources Fund (“Global Natural Resources”)
-	Gartmore Global Technology and Communications Fund (“Global Technology and Communications”)
-	Gartmore Global Utilities Fund (“Global Utilities”)
-	Gartmore Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”)
-	Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)
-	Gartmore Small Cap Leaders Fund (“Small Cap Leaders”)
-	Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)
-	Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)
-	Gartmore China Opportunities Fund (“China Opportunities”)
-	Gartmore Emerging Markets Fund (“Emerging Markets”)
-	Gartmore International Growth Fund (“International Growth”)
-	Gartmore High Yield Bond Fund (“High Yield Bond”)
-	Gartmore Value Opportunities Fund (“Value Opportunities”)
-	Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)
-	Gartmore U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”)
-	Gartmore Convertible Fund (“Convertible”)
-	Gartmore Small Cap Growth Fund (“Small Cap Growth”)

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern

2005 Semiannual Report 163

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings, (ii) the discount from market value of a similar, freely traded security, (iii) the yield-to-maturity for debt issues, or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

164 Semiannual Report 2005

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by AA Corporate Bonds with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

2005 Semiannual Report 165

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value/market value of the underlying hedged assets.

(g)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Securities Lending

To generate additional income, each of the Funds, with the exception of the Money Market Fund, may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

166 Semiannual Report 2005

The cash collateral received by the Funds at April 30, 2005, was pooled and invested in the following:

Security Type	Security Name	Market Value	Maturity Rate

Bank Note — Floating Rate	U.S. Bank N.A.	$2,997,400	2.84%

Master Note — Floating	CDC Financial Product Inc.	1,700,000	3.10%

Master Note — Floating	Citigroup Global Markets Inc.	4,600,000	3.07%

Master Note — Floating	Merrill Lynch Mortgage Capital	17,500,000	3.10%

Medium Term Note — Floating	GE Capital Corp.	1,500,299	2.96%

Money Market Fund	JPM S/L Collateral Investment	2,800,000	2.85%

Repurchase Agreement	Nomura Securities	7,785,155	2.98%

Time Deposit	Skandanaviska Enskilda Banken	2,000,000	2.81%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Security Type	Maturity Date

Bank Note — Floating Rate	05/02/05

Master Note — Floating	05/02/05

Master Note — Floating	05/02/05

Master Note — Floating	05/02/05

Medium Term Note — Floating	06/08/05

Money Market Fund	05/02/05

Repurchase Agreement	05/02/05

Time Deposit	05/03/05

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2005, the following Funds had securities with the following market values on loan:

	Market Value of	Market Value
Fund	Loaned Securities	of Collateral*

Global Health Sciences	$511,704	$517,188

Global Technology and Communications	448,134	460,775

Mid Cap Growth Leaders	1,889,149	1,922,854

Small Cap Leaders	888,864	933,733

U.S. Growth Leaders	1,808,946	1,868,200

Worldwide Leaders	624,074	680,508

Value Opportunities	2,735,819	2,810,779

Micro Cap Equity	31,810,072	32,723,350

*	Includes securities and cash collateral

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

2005 Semiannual Report 167

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$10,475,704	$337,246	$(158,920)	$178,326

Global Health Sciences	19,746,617	$1,125,084	$(190,945)	934,139

Global Natural Resources	5,559,557	$319,956	$(170,031)	149,925

Global Technology and Communications	8,647,344	$64,138	$(489,039)	(424,900)

Global Utilities	10,160,888	$457,376	$(174,628)	282,748

Mid Cap Growth Leaders	35,954,787	$1,326,636	$(1,024,442)	302,194

Nationwide Leaders	10,706,674	$(14,111)	$(597,916)	(612,027)

Small Cap Leaders	11,131,219	$82,224	$(1,050,110)	(967,886)

U.S. Growth Leaders	53,993,182	$692,563	$(1,413,700)	(721,137)

Worldwide Leaders	34,675,370	$1,090,546	$(671,768)	418,778

China Opportunities	9,864,421	$870,052	$(373,481)	496,571

Emerging Markets	28,760,081	$3,248,431	$(900,967)	2,347,464

International Growth	10,657,000	$677,114	$(205,047)	472,067

High Yield Bond	22,123,006	$788,304	$(636,723)	151,581

Value Opportunities	17,220,942	$567,994	$(744,755)	(176,761)

Micro Cap Equity	157,690,697	$10,902,415	$(17,172,683)	(6,270,269)

U.S. Growth Leaders Long-Short	24,818,180	$323,461	$(915,447)	(591,986)

Convertible	42,511,357	$127,649	$(2,038,428)	(1,910,779)

Small Cap Growth	2,674,961	$(83,251)	$(209,891)	(293,142)

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

168 Semiannual Report 2005

(m)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Global Financial Services			Global Health Sciences
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$825,656	$2,120,548		$2,386,548	$6,977,872
Dividends reinvested	119,022	133,277		34,040	274,185
Cost of shares redeemed	(159,010)	(1,097,974)		(1,639,473)	(4,950,075)

	785,668	1,155,851		781,115	2,301,982

Class B Shares
Proceeds from shares issued (b)	8,498	27,905		73,133	165,325
Dividends reinvested	69,587	89,141		6,107	74,963
Cost of shares redeemed	(2,546)	(8,388)		(46,630)	(27,500)

	75,539	108,658		32,610	212,788

Class C Shares
Proceeds from shares issued (b)	247,454	70,192		1,036,490	2,138,361
Dividends reinvested	69,321	86,070		1,371	11,366
Cost of shares redeemed	(21,208)	(6,719)		(51,555)	(74,108)

	295,567	149,543		986,306	2,075,619

Class R Shares
Proceeds from shares issued (b)	—	1,000	(c)	—	1,000	(c)
Dividends reinvested	72	6	(c)	6	—

	72	1,006		6	1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	78	119		1,386,659	5,333,588
Dividends reinvested	69,759	93,480		28,114	300,573
Cost of shares redeemed	98	—		(1,341,798)	(4,200,651)

	69,935	93,599		72,975	1,433,510

Institutional Class Shares
Proceeds from shares issued (b)	3,367,096	707,404	(a)	2,153,401	452,027	(a)
Dividends reinvested	109,097	1,601	(a)	6,183	—
Cost of shares redeemed	(234,104)	(52,182	) (a)	(178,084)	(19,432	) (a)

	3,242,089	656,823		1,981,500	432,595

Change in net assets from capital transactions	$4,468,870	$2,165,480		$3,854,512	$6,457,494

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Global Natural Resources Fund
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (a)

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$1,394,911	$103,923
Dividends reinvested	9,625	87
Cost of shares redeemed	(42,373)	—

	1,362,163	104,010

Class B Shares
Proceeds from shares issued (b)	177,786	1,000
Dividends reinvested	120	—
Cost of shares redeemed	(18,516)	—

	159,390	1,000

Class C Shares
Proceeds from shares issued (b)	561,127	6,000
Dividends reinvested	221	—
Cost of shares redeemed	(54,865)	—

	506,483	6,000

Class R Shares
Proceeds from shares issued (b)	147	1,000
Dividends reinvested	40	—

	187	1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	—	1,000
Dividends reinvested	42	2
Cost of shares redeemed	—	—

	42	1,002

Institutional Class Shares
Proceeds from shares issued (b)	1,307	3,000,000
Dividends reinvested	127,224	5,728
Cost of shares redeemed	—	—

	128,531	3,005,728

Change in net assets from capital transactions	$2,156,796	$3,118,740

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Less than 1 share.

2005 Semiannual Report 169

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	Global Financial Services			Global Health Sciences
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	63,820	171,290		221,115	656,551
Reinvested	9,069	11,537		3,067	27,255
Redeemed	(12,343)	(90,241)		(151,692)	(470,608)

	60,546	92,586		72,490	213,198

Class B Shares
Issued	657	2,283		6,898	15,742
Reinvested	5,390	7,867		566	7,603
Redeemed	(204)	(695)		(4,530)	(2,656)

	5,843	9,455		2,934	20,689

Class C Shares
Issued	19,379	5,711		97,162	207,003
Reinvested	5,370	7,596		127	1,153
Redeemed	(1,673)	(574)		(4,879)	(7,242)

	23,076	12,733		92,410	200,914

Class R Shares
Issued	—	88	(c)	—	100	(c)
Reinvested	6	—		1	—

	6	88	(d)	1	100

Institutional Service Class Shares
Issued	— (d)	—	(d)	125,095	490,765
Reinvested	5,292	8,061		2,508	29,613
Redeemed	— (d)	—		(123,310)	(391,931)

	5,292	8,061		4,293	128,447

Institutional Class Shares
Issued	259,127	57,838	(a)	196,448	41,764	(a)
Reinvested	8,287	130	(a)	551	—
Redeemed	(18,265)	(4,229	) (a)	(16,111)	(1,899	) (a)

	249,149	53,739		180,888	39,865

Total change in shares	343,912	176,662		353,016	603,213

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Global Natural Resources Fund
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (a)

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	106,302	9,549
Reinvested	821	8
Redeemed	(3,174)	—

	103,949	9,557

Class B Shares
Issued	13,268	100
Reinvested	10	—
Redeemed	(1,409)	—

	11,869	100

Class C Shares
Issued	41,620	546
Reinvested	19	—
Redeemed	(4,051)	—

	37,588	546

Class R Shares
Issued	12	100
Reinvested	3	—

	15	100

Institutional Service Class Shares
Issued	—	100
Reinvested	4	—	(d)
Redeemed	—	—

	4	100

Institutional Class Shares
Issued	— (d)	300,001
Reinvested	10,854	525
Redeemed	—	—

	10,854	300,526

Total change in shares	164,279	310,929

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Less than 1 share.

170 Semiannual Report 2005

	Global Technology and Communications			Global Utilities
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$468,979	$2,570,801		$1,144,771	$324,651
Dividends reinvested	—	—		35,615	3,218
Cost of shares redeemed	(531,078)	(2,542,220)		(283,518)	(104,532)

	(62,099)	28,581		896,868	223,337

Class B Shares
Proceeds from shares issued (b)	14,462	39,198		147,332	60,112
Dividends reinvested	—	—		21,776	461
Cost of shares redeemed	(73,088)	(57,189)		(2,749)	(1,000)

	(58,626)	(17,991)		166,359	59,573

Class C Shares
Proceeds from shares issued (b)	4,160	63,326		1,299,739	2,928,501
Dividends reinvested	—	—		20,902	1,393
Cost of shares redeemed	(4,217)	(16,426)		(734,148)	(515,979)

	(57)	46,900		586,493	2,413,915

Class R Shares
Proceeds from shares issued (b)	—	1,000	(c)	2	1,000	(c)
Dividends reinvested	—	—		33	3	(c)

	—	1,000		35	1,003

Institutional Service Class Shares
Proceeds from shares issued (b)	1,390,842	7,786,911		1,819	16
Dividends reinvested	—	—		24,504	3,949
Cost of shares redeemed	(1,995,741)	(7,813,268)		—	—

	(604,899)	(26,357)		26,323	3,965

Institutional Class Shares
Proceeds from shares issued (b)	1,156,337	271,151	(a)	1,304,436	254,404	(a)
Dividends reinvested	—	—		17,600	557	(a)
Cost of shares redeemed	(81,067)	(27,375	) (a)	(106,607)	(32,826	) (a)

	1,075,270	243,776		1,215,429	222,135

Change in net assets from capital transactions	$349,589	$275,909		$2,891,507	$2,923,928

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Less than 1 share.

2005 Semiannual Report 171

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	Global Technology and Communications			Global Utilities
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	133,695	667,050		99,160	32,008
Reinvested	—	—		3,046	324
Redeemed	(151,450)	(671,531)		(24,364)	(11,504)

	(17,755)	(4,481)		77,842	20,828

Class B Shares
Issued	4,239	10,466		12,696	6,405
Reinvested	—	—		1,883	48
Redeemed	(21,533)	(15,646)		(243)	(109)

	(17,294)	(5,180)		14,336	6,344

Class C Shares
Issued	1,213	16,917		111,996	307,736
Reinvested	—	—		1,808	143
Redeemed	(1,302)	(4,276)		(67,228)	(52,626)

	(89)	12,641		46,576	255,253

Class R Shares
Issued	—	270	(c)	— (d)	110	(c)
Reinvested	—	3		—	—

	—	270		3	110

Institutional Service Class Shares
Issued	384,897	2,042,497		— (d)	—
Reinvested	—	—		2,089	396
Redeemed	(554,967)	(2,100,008)		—	—

	(170,070)	(57,511)		2,089	396

Institutional Class Shares
Issued	321,641	72,478	(a)	111,241	25,982	(a)
Reinvested	—	—		1,500	55	(a)
Redeemed	(22,334)	(7,801	) (a)	(9,172)	(3,152	) (a)

	299,307	64,677		103,569	22,885

Total change in shares	94,099	10,416		244,415	305,816

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Less than 1 share.

172 Semiannual Report 2005

	Mid Cap Growth Leaders		Nationwide Leaders
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,155,269	$1,770,984	$2,864,595	$354,697
Dividends reinvested	—	—	111,137	—
Cost of shares redeemed	(1,447,119)	(2,551,054)	(774,751)	(378,856)

	(291,850)	(780,070)	2,200,981	(24,159)

Class B Shares
Proceeds from shares issued (a)	153,375	271,598	126,427	46,866
Dividends reinvested	—	—	25,551	—
Cost of shares redeemed	(422,000)	(619,738)	(720)	(20,483)

	(268,625)	(348,140)	151,258	26,383

Class C Shares
Proceeds from shares issued (a)	7,839	22,951	552,676	30,791
Dividends reinvested	—	—	23,173	2
Cost of shares redeemed	(137)	(16,234)	(30,233)	(17,259)

	7,702	6,717	545,616	13,534

Class D Shares
Proceeds from shares issued (a)	209,034	951,537	—	—
Cost of shares redeemed	(1,169,629)	(2,060,020)	—	—

	(960,595)	(1,108,483)	—	—

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)	75	—
Dividends reinvested	—	—	71	—
Cost of shares redeemed	—	—	(76)	—

	—	1,000	70	—

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	4,284,248	3,536,833
Dividends reinvested	—	—	171,876	—
Cost of shares redeemed	—	—	(1,269,523)	(2,731,189)

	—	—	3,186,601	805,644

Institutional Class Shares
Proceeds from shares issued (a)	15,000,045	1,000 (c)	—	1,000
Dividends reinvested	—	—	66	—

	15,000,045	1,000	66	1,000

Change in net assets from capital transactions	$13,486,677	$(2,227,976)	$6,084,592	$822,402

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

2005 Semiannual Report 173

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	Mid Cap Growth Leaders		Nationwide Leaders
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	91,918	155,883	215,142	29,076
Reinvested	—	—	8,423	—
Redeemed	(116,825)	(225,143)	(59,796)	(32,354)

	(24,907)	(69,260)	163,769	(3,278)

Class B Shares
Issued	13,220	25,682	9,957	3,985
Reinvested	—	—	1,976	—
Redeemed	(36,278)	(58,766)	(56)	(1,767)

	(23,058)	(33,084)	11,877	2,218

Class C Shares
Issued	682	2,138	42,999	2,566
Reinvested	—	—	1,792	—
Redeemed	(12)	(1,518)	(2,387)	(1,531)

	670	620	42,404	1,035

Class D Shares
Issued	16,479	81,455	—	—
Redeemed	(92,499)	(179,984)	—	—

	(76,020)	(98,529)	—	—

Class R Shares
Issued	—	87 (b)	6	—
Reinvested	—	—	5	—
Redeemed	—	—	(6)	—

	—	87	5	—

Institutional Service Class Shares
Issued	—	—	323,895	294,832
Reinvested	—	—	12,996	—
Redeemed	—	—	(96,389)	(227,885)

	—	—	240,502	66,947

Institutional Class Shares
Issued	1,158,301	89 (c)	—	82
Reinvested	—	—	5	—

	1,158,301	89	5	82

Total change in shares	1,034,986	(200,077)	458,562	67,004

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

174 Semiannual Report 2005

	Small Cap Leaders	U.S. Growth Leaders			Worldwide Leaders
	Period Ended	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005 (c)	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$3,525,685	$17,442,635	$19,925,366		$1,154,453	$2,010,399
Dividends reinvested	—	—	—		109,050	—
Cost of shares redeemed	(116,069)	(6,605,690)	(7,735,866)		(4,235,090)	(8,476,526)

	3,409,616	10,836,945	12,189,500		(2,971,587)	(6,466,127)

Class B Shares
Proceeds from shares issued (a)	127,604	573,502	900,558		12,022	29,165
Dividends reinvested	—	—	—		252	—
Cost of shares redeemed	(5)	(150,882)	(414,447)		(295)	(10,448)

	127,599	422,620	486,111		11,979	18,717

Class C Shares
Proceeds from shares issued (a)	4,054,498	4,012,769	2,914,899		291,313	5,300
Dividends reinvested	—	—	—		93	—
Cost of shares redeemed	(14,563)	(868,509)	(595,773)		(6,956)	(587)

	4,039,935	3,144,260	2,319,126		284,450	4,713

Class R Shares
Proceeds from shares issued (a)	1,000	75	—		75	—
Dividends reinvested	—	—	—		4	—
Cost of shares redeemed	—	(77)	—		(76)	—

	1,000	(2)	—		3	—

Institutional Service Class Shares
Proceeds from shares issued (a)	1,000	1,678,908	7,443,652		1,506,526	2,362,333
Dividends reinvested	—	—	—		6,902	—
Cost of shares redeemed	—	(1,928,971)	(7,128,734)		(585,644)	(2,469,063)

	1,000	(250,063)	314,918		927,784	(106,730)

Institutional Class Shares
Proceeds from shares issued (a)	4,000,527	582,493	252,268	(b)	—	1,000 (b)
Dividends reinvested	—	—	—		5	—
Cost of shares redeemed	—	(25,064)	(18,027	) (b)	—	—

	4,000,527	557,429	234,241		5	1,000

Change in net assets from capital transactions	$11,579,677	$14,711,189	$15,543,896		$(1,747,366)	$(6,548,427)

(a)	Amount includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

2005 Semiannual Report 175

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	Small Cap Leaders	U.S. Growth Leaders			Worldwide Leaders
	Period Ended	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005 (c)	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	360,001	1,909,161	2,389,900		139,222	277,674
Reinvested	—	—	—		13,170	—
Redeemed	(11,923)	(713,040)	(944,347)		(518,799)	(1,170,017)

	348,078	1,196,121	1,445,553		(366,407)	(892,343)

Class B Shares
Issued	12,967	64,908	112,068		1,462	4,158
Reinvested	—	—	—		31	—
Redeemed	(1)	(17,291)	(51,717)		(36)	(1,433)

	12,966	47,617	60,351		1,457	2,725

Class C Shares
Issued	413,868	448,177	357,925		35,521	727
Reinvested	—	—	—		11	—
Redeemed	(1,515)	(96,614)	(74,068)		(863)	(80)

	412,353	351,563	283,857		34,669	647

Class R Shares
Issued	100	8	—		10	—
Reinvested	—	—	—		1	—
Redeemed	—	(8)	—		(10)	—

	100	—	—		1	—

Institutional Service Class Shares
Issued	100	180,512	878,553		180,998	324,332
Reinvested	—	—	—		824	—
Redeemed	—	(210,093)	(852,335)		(71,543)	(341,204)

	100	(29,581)	26,218		110,279	(16,872)

Institutional Class Shares
Issued	400,000	62,379	29,370	(b)	—	138 (b)
Reinvested	—	—	—		1	—
Redeemed	—	(2,669)	(2,170	) (b)	—	—

	400,000	59,710	27,200		1	138

Total change in shares	1,173,597	1,625,430	1,843,179		(220,000)	(905,705)

(a)	Amount includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

176 Semiannual Report 2005

	China Opportunities		Emerging Markets
	Six Months Ended	Period Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004 (a)

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$1,420,682	$972,446	$7,591,002	$21,100,437
Dividends reinvested	34,474	1,204	784,098	40,819
Cost of shares redeemed	(137,460)	—	(7,087,358)	(17,474,697)

	1,317,696	973,650	1,287,742	3,666,559

Class B Shares
Proceeds from shares issued (b)	253,062	18,290	205,383	612,196
Dividends reinvested	2,546	5	177,509	3,397
Cost of shares redeemed	(27,553)	—	(91,477)	(52,390)

	228,055	18,295	291,415	563,203

Class C Shares
Proceeds from shares issued (b)	1,172,010	37,312	1,030,607	3,051,586
Dividends reinvested	10,138	—	52,379	923
Cost of shares redeemed	(25,809)	—	(314,971)	(2,188,175)

	1,156,339	37,312	768,015	864,334

Class R Shares
Proceeds from shares issued (b)	145	1,000	—	1,003	(c)
Dividends reinvested	34	1	77	3	(c)

	179	1,001	77	1,006

Institutional Service Class Shares
Proceeds from shares issued (b)	—	1,000	625,658	1,717,456
Dividends reinvested	34	2	273,719	16,749
Cost of shares redeemed	—	—	(116,914)	(9,154)

	34	1,002	782,463	1,725,051

Institutional Class Shares
Proceeds from shares issued (b)	1,438	4,999,850	1,795,232	240,552	(a)
Dividends reinvested	173,033	11,472	61,108	831	(a)
Cost of shares redeemed	(894)	—	(202,152)	(27,560	) (a)

	173,577	5,011,322	1,654,188	213,823

Change in net assets from capital transactions	$2,875,880	$6,042,582	$4,783,900	$7,033,976

[Additional columns below]

[Continued from above table, first column(s) repeated]

	International Growth
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$742,560	$1,251,219
Dividends reinvested	12,984	—
Cost of shares redeemed	(519,118)	(1,047,248)

	236,426	203,971

Class B Shares
Proceeds from shares issued (b)	18,961	65,727
Dividends reinvested	9,605	—
Cost of shares redeemed	(20,696)	(11,557)

	7,870	54,170

Class C Shares
Proceeds from shares issued (b)	45,348	94,470
Dividends reinvested	84	—
Cost of shares redeemed	(37,898)	(5,063)

	7,534	89,407

Class R Shares
Proceeds from shares issued (b)	—	1,001	(c)
Dividends reinvested	6	—

	6	1,001

Institutional Service Class Shares
Proceeds from shares issued (b)	45	13,535
Dividends reinvested	16,129	—
Cost of shares redeemed	—	—

	16,174	13,535

Institutional Class Shares
Proceeds from shares issued (b)	517,278	199,054	(a)
Dividends reinvested	1,457	—
Cost of shares redeemed	(18,601)	(19,173	) (a)

	500,134	179,881

Change in net assets from capital transactions	$768,144	$541,965

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Amount less than 1 share.

2005 Semiannual Report 177

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	China Opportunities			Emerging Markets
	Six Months Ended	Period Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004 (a)

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	118,513	91,381		583,282	1,761,117
Reinvested	2,897	112		61,875	3,445
Redeemed	(11,249)	—		(547,965)	(1,492,739)

	110,161	91,493		97,192	271,823

Class B Shares
Issued	21,209	1,700		16,073	51,884
Reinvested	214	—	(d)	14,396	289
Redeemed	(2,310)	—		(7,130)	(4,650)

	19,113	1,700		23,339	47,523

Class C Shares
Issued	98,325	3,395		80,378	251,795
Reinvested	853	—		4,187	78
Redeemed	(2,166)	—		(24,622)	(202,776)

	97,012	3,395		59,943	49,097

Class R Shares
Issued	12	100		—	89	(c)
Reinvested	3	—	(d)	6	—

	15	100		6	89

Institutional Service Class Shares
Issued	—	100		48,586	132,149
Reinvested	3	—	(d)	21,292	1,399
Redeemed	—	—		(8,771)	—

	3	100		61,107	133,548

Institutional Class Shares
Issued	—	500,000		135,836	21,217	(a)
Reinvested	14,529	1,062		4,752	68	(a)
Redeemed	—	—		(15,506)	(2,294	) (a)

	14,529	501,062		125,082	18,991

Total change in shares	240,833	597,850		366,669	521,071

[Additional columns below]

[Continued from above table, first column(s) repeated]

	International Growth
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	87,402	165,100
Reinvested	1,524	—
Redeemed	(61,934)	(138,962)

	26,992	26,138

Class B Shares
Issued	2,249	7,114
Reinvested	1,161	—
Redeemed	(2,501)	(1,521)

	909	5,593

Class C Shares
Issued	5,389	13,049
Reinvested	10	—
Redeemed	(4,640)	(692)

	759	12,357

Class R Shares
Issued	—	138	(c)
Reinvested	1	—

	1	138

Institutional Service Class Shares
Issued	—	—
Reinvested	1,869	—
Redeemed	—	—

	1,869	—

Institutional Class Shares
Issued	59,238	26,463	(a)
Reinvested	169	—
Redeemed	(2,157)	(2,480	) (a)

	57,250	23,983

Total change in shares	87,780	68,209

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	Amount less than 1 share.

178 Semiannual Report 2005

	High Yield Bond		Value Opportunities
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$2,580,850	$14,289,113	$1,314,712	$6,571,082
Dividends reinvested	109,651	263,908	2,024,869	8,924
Cost of shares redeemed	(3,802,191)	(14,716,542)	(2,555,027)	(7,634,809)

	(1,111,690)	(163,521)	784,554	(1,054,803)

Class B Shares
Proceeds from shares issued (a)	92,182	133,684	46,016	152,412
Dividends reinvested	6,424	15,008	455,669	—
Cost of shares redeemed	(46,596)	(203,299)	(183,152)	(421,794)

	52,010	(54,607)	318,533	(269,382)

Class C Shares
Proceeds from shares issued (a)	155,117	752,245	232,525	376,871
Dividends reinvested	3,484	15,729	51,746	—
Cost of shares redeemed	(556,450)	(1,962,402)	(128,144)	(101,083)

	(397,849)	(1,194,428)	156,127	275,788

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)	—	1,000 (d)
Dividends reinvested	38	40 (b)	187	—
Cost of shares redeemed	—	—	—	—

	38	1,040	187	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	1,380,837	17,216,382	773,382	12,107,929
Dividends reinvested	659,633	6,331,095	2,559,530	24,708
Cost of shares redeemed	(1,527,091)	(110,840,689)	(18,518,457)	(19,491,929)

	513,379	(87,293,212)	(15,185,545)	(7,359,292)

Institutional Class Shares
Proceeds from shares issued (a)	—	1,000 (c)	—	1,000
Dividends reinvested	40	20 (c)	180	—
Cost of shares redeemed	—	—	—	—

	40	1,020	180	1,000

Change in net assets from capital transactions	$(944,072)	$(88,703,708)	$(13,925,964)	$(8,405,689)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Micro Cap Equity
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$26,992,389	$87,603,318
Dividends reinvested	903,175	4,741
Cost of shares redeemed	(30,426,625)	(34,687,906)

	(2,531,061)	52,920,152

Class B Shares
Proceeds from shares issued (a)	2,170,633	5,089,914
Dividends reinvested	66,705	354
Cost of shares redeemed	(778,299)	(901,253)

	1,459,039	4,189,015

Class C Shares
Proceeds from shares issued (a)	16,203,188	27,633,405
Dividends reinvested	231,756	994
Cost of shares redeemed	(7,466,590)	(5,120,062)

	8,968,354	22,514,337

Class R Shares
Proceeds from shares issued (a)	3	1,001 (d)
Dividends reinvested	23	—
Cost of shares redeemed	(1)	—

	25	1,001

Institutional Service Class Shares
Proceeds from shares issued (a)	133,283	50,384
Dividends reinvested	2,437	7
Cost of shares redeemed	(37)	(97,410)

	135,683	(47,019)

Institutional Class Shares
Proceeds from shares issued (a)	8,754,788	3,377,757
Dividends reinvested	59,761	506
Cost of shares redeemed	(2,575,108)	(3,561,854)

	6,239,441	(183,591)

Change in net assets from capital transactions	$14,271,481	$79,393,895

(a)	Amount includes redemption fees, if any.
(b)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2005 Semiannual Report 179

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	High Yield Bond		Value Opportunities
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	361,186	2,042,569	85,573	406,198
Reinvested	15,386	37,914	138,122	563
Redeemed	(537,885)	(2,097,436)	(163,930)	(482,133)

	(161,313)	(16,953)	59,765	(75,372)

Class B Shares
Issued	12,983	19,331	3,215	9,831
Reinvested	903	2,163	31,644	—
Redeemed	(6,571)	(28,884)	(12,161)	(27,202)

	7,315	(7,390)	22,698	(17,371)

Class C Shares
Issued	21,797	107,259	15,749	24,277
Reinvested	490	2,263	3,603	—
Redeemed	(78,318)	(284,276)	(8,682)	(6,770)

	(56,031)	(174,754)	10,670	17,507

Class R Shares
Issued	—	143 (b)	—	65 (d)
Reinvested	5	6 (b)	13	—

	5	149	13	65

Institutional Service Class Shares
Issued	192,611	2,439,580	48,557	761,883
Reinvested	91,852	902,593	172,941	1,571
Redeemed	(212,626)	(16,159,153)	(1,244,048)	(1,229,044)

	71,837	(12,816,980)	(1,022,550)	(465,590)

Institutional Class Shares
Issued	—	145 (c)	—	62
Reinvested	6	3 (c)	12	—
Redeemed	—	—	—	—

	6	148	12	62

Total change in shares	(138,181)	(13,015,780)	(929,392)	(540,699)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Micro Cap Equity
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,256,020	4,677,213
Reinvested	40,070	251
Redeemed	(1,417,457)	(1,914,311)

	(121,367)	2,763,153

Class B Shares
Issued	102,641	280,168
Reinvested	3,017	19
Redeemed	(38,454)	(49,310)

	67,204	230,877

Class C Shares
Issued	773,319	1,513,352
Reinvested	10,473	54
Redeemed	(363,187)	(290,066)

	420,605	1,223,340

Class R Shares
Issued	—	58 (d)
Reinvested	1	—

	1	58

Institutional Service Class Shares
Issued	6,040	2,528
Reinvested	107	—
Redeemed	—	(4,949)

	6,147	(2,421)

Institutional Class Shares
Issued	401,734	178,566
Reinvested	2,636	27
Redeemed	(125,010)	(180,985)

	279,360	(2,392)

Total change in shares	651,950	4,212,615

(a)	Amount includes redemption fees, if any.
(b)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

180 Semiannual Report 2005

	U.S. Growth Leaders Long-Short			Convertible
	Six Months Ended	Year Ended		Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (g)	$9,734,357	$4,499,603		$515,520	$3,480,288	(e)
Dividends reinvested	553,213	5,979,998		18,238	21,236	(e)
Cost of shares redeemed	(6,551,728)	(10,248,730)		(910,102)	(480,135	) (e)

	3,735,842	230,871		(376,344)	3,021,389

Class B Shares
Proceeds from shares issued (g)	353,340	446,346		52,804	214,625	(e)
Dividends reinvested	864	1,465		219	85	(e)
Cost of shares redeemed	(153,853)	(128,952)		(13,976)	(3,911	) (e)

	200,351	318,859		39,047	210,799

Class C Shares
Proceeds from shares issued (g)	13,876,845	1,933,492		901,337	3,337,486	(e)
Dividends reinvested	9,370	44,874		5,434	2,057	(e)
Cost of shares redeemed	(1,023,652)	(438,533)		(162,489)	(86,362	) (e)

	12,862,563	1,539,833		744,282	3,253,181

Class R Shares
Proceeds from shares issued (g)	—	1,000	(a)	—	1,000	(f)
Dividends reinvested	32	—		13	9	(f)

	32	1,000		13	1,009

Institutional Service Class Shares
Proceeds from shares issued (g)	—	—		—	316,000	(e)
Dividends reinvested	—	—		1,052	1,161	(e)
Cost of shares redeemed	—	—		(1,029)	—

	—	—		23	317,161

Institutional Class Shares
Proceeds from shares issued (g)	2,107,073	343,762	(b)	12,055,413	30,065,920	(c)
Dividends reinvested	30,947	—		384,376	290,722	(c)
Cost of shares redeemed	(177,170)	(22,811	) (b)	(4,450,586)	(1,581,378	) (c)

	1,960,850	320,951		7,989,203	28,775,264

Change in net assets from capital transactions	$18,759,638	$2,411,514		$8,396,224	$35,578,803

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Small Cap Growth
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (d)

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (g)	$74,788	$13,629
Dividends reinvested	—	—
Cost of shares redeemed	(6,716)	—

	68,072	13,629

Class B Shares
Proceeds from shares issued (g)	245	12,740
Dividends reinvested	—	—
Cost of shares redeemed	(112)	—

	133	12,740

Class C Shares
Proceeds from shares issued (g)	96	40,782
Dividends reinvested	—	—
Cost of shares redeemed	(97)	55

	(1)	40,837

Class R Shares
Proceeds from shares issued (g)	— (h)	1,000
Dividends reinvested	—	—

	—	1,000

Institutional Service Class Shares
Proceeds from shares issued (g)	—	1,000
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	1,000

Institutional Class Shares
Proceeds from shares issued (g)	53	2,995,383
Dividends reinvested	—	—
Cost of shares redeemed	—	(55)

	53	2,995,328

Change in net assets from capital transactions	$68,257	$3,064,534

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(d)	For the period March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(g)	Amount includes redemption fees, if any.
(h)	Amount is less than a $1.

2005 Semiannual Report 181

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

	U.S. Growth Leaders Long-Short			Convertible
	Six Months Ended	Year Ended		Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,034,543	480,510		51,038	352,634	(e)
Reinvested	59,167	663,707		1,803	2,159	(e)
Redeemed	(697,750)	(1,045,702)		(90,517)	(49,380	) (e)

	395,960	98,515		(37,676)	305,413

Class B Shares
Issued	38,359	48,887		5,157	21,990	(e)
Reinvested	94	165		22	9	(e)
Redeemed	(16,507)	(14,223)		(1,426)	(402	) (e)

	21,946	34,829		3,753	21,597

Class C Shares
Issued	1,975,849	270,981		89,469	342,677	(e)
Reinvested	1,343	6,560		540	210	(e)
Redeemed	(146,912)	(61,807)		(16,463)	(8,840	) (e)

	1,830,280	215,734		73,546	334,047

Class R Shares
Issued	—	109	(a)	—	104	(f)
Reinvested	3	—		1	1	(f)

	3	109		1	105

Institutional Service Class Shares
Issued	—	—		—	31,738	(e)
Reinvested	—	—		104	118	(e)

	—	—		3	31,856

Institutional Class Shares
Issued	223,873	36,989	(b)	1,194,644	3,026,263
Reinvested	3,306	—		38,080	29,579
Redeemed	(19,019)	(2,408	) (b)	(445,324)	(161,290)

	208,160	34,581		787,400	2,894,552

Total change in shares	2,456,349	383,768		827,027	3,587,570

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Small Cap Growth
	Six Months Ended	Period Ended
	April 30, 2005	October 31, 2004 (d)

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	7,641	1,532
Reinvested	—	—
Redeemed	(730)	—

	6,911	1,532

Class B Shares
Issued	26	1,384
Reinvested	—	—
Redeemed	(12)	—

	14	1,384

Class C Shares
Issued	10	4,391
Reinvested	—	—
Redeemed	(10)	—

	—	4,391

Class R Shares
Issued	—	100
Reinvested	—	—

	—	100

Institutional Service Class Shares
Issued	—	100
Reinvested	—	—

	—	100

Institutional Class Shares
Issued	—	299,500
Reinvested	—	—
Redeemed	—	—

	—	299,500

Total change in shares	6,925	307,007

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(d)	For the period March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(g)	Amount includes redemption fees, if any.
(h)	Amount is less than a $1.

182 Semiannual Report 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Global Asset Management Trust (“GGAMT”) or Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT each provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, if applicable, for the Funds that GMF or GGAMT advise. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Global Financial Services	GGAMT	Gartmore Global Partners (a)

Global Health Sciences	GMF	n/a

Global Natural Resources	GMF	Gartmore Global Partners (a)

Global Technology and Communications	GMF	n/a

Global Utilities	GGAMT	Gartmore Global Partners (a)

Mid Cap Growth Leaders	GMF	n/a

Nationwide Leaders	GMF	n/a

Small Cap Leaders	GMF	n/a

U.S. Growth Leaders	GMF	n/a

Worldwide Leaders	GGAMT	Gartmore Global Partners (a)

China Opportunities	GMF	Gartmore Global Partners (a)

Emerging Markets	GGAMT	Gartmore Global Partners (a)

International Growth	GGAMT	Gartmore Global Partners (a)

High Yield Bond	GMF	n/a

Value Opportunities	GMF	NorthPointe Capital, LLC (a)

Micro Cap Equity	GMF	n/a

U.S Growth Leaders Long-Short	GMF	n/a

Convertible	GMF	n/a

Small Cap Growth	GMF	n/a

(a)	Affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreements, each Fund pays its respective adviser an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the six months ended April 30, 2005:

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Global Financial Services	Up to $500 million	0.90%	0.45%
	$500 million up to $2 billion	0.85%	0.425%
	On $2 billion and more	0.80%	0.40%

Global Health Sciences	Up to $500 million	0.90%	0.90%
	$500 million up to $2 billion	0.85%	0.85%
	On $2 billion and more	0.80%	0.80%

Global Natural Resources (a)	Up to $500 million	0.70%	0.35%
	$500 million up to $2 billion	0.65%	0.325%
	On $2 billion and more	0.60%	0.30%

Global Technology and Communications	Up to $500 million	0.88%	0.88%
	$500 million up to $2 billion	0.83%	0.83%
	On $2 billion and more	0.78%	0.78%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Paid to
Fund	Subadviser

Global Financial Services	0.45%
0.425%
0.40%

Global Health Sciences	—
—
—

Global Natural Resources (a)	0.35%
0.325%
0.30%

Global Technology and Communications	—
—
—

2005 Semiannual Report 183

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Global Utilities	Up to $500 million	0.70%	0.35%
	$500 million up to $2 billion	0.65%	0.325%
	On $2 billion and more	0.60%	0.30%

Mid Cap Growth Leaders	Up to $250 million	0.80%	0.80%
	$250 million up to $1 billion	0.77%	0.77%
	$1 billion up to $2 billion	0.74%	0.74%
	$2 billion up to $5 billion	0.71%	0.71%
	On $5 billion and more	0.68%	0.68%

Nationwide Leaders	Up to $500 million	0.80%	0.80%
	$500 million up to $2 billion	0.70%	0.70%
	On $2 billion and more	0.65%	0.65%

Small Cap Leaders	All Assets	0.95%	0.95%

U.S. Growth Leaders(1)	Up to $500 million	0.90%	0.90%
	$500 million up to $2 billion	0.80%	0.80%
	On $2 billion and more	0.75%	0.75%

Worldwide Leaders	Up to $500 million	0.90%	0.45%
	$500 million up to $2 billion	0.85%	0.425%
	On $2 billion and more	0.80%	0.40%

China Opportunities	Up to $500 million	1.25%	0.625%
	$500 million up to $2 billion	1.20%	0.60%
	On $2 billion and more	1.15%	0.575%

Emerging Markets	Up to $500 million	1.05%	0.525%
	$500 million up to $2 billion	1.00%	0.50%
	On $2 billion and more	0.95%	0.475%

International Growth	Up to $500 million	0.90%	0.45%
	$500 million up to $2 billion	0.85%	0.425%
	On $2 billion and more	0.80%	0.40%

High Yield Bond	Up to $250 million	0.55%	0.55%
	On the next $750 million	0.525%	0.525%
	On the next $1 billion	0.50%	0.50%
	On the next $3 billion	0.475%	0.475%
	On $5 billion and more	0.45%	0.45%

Value Opportunities	Up to $250 million	0.70%	—
	On the next $750 million	0.675%	—
	On the next $1 billion	0.65%	—
	On the next $3 billion	0.625%	—
	On $5 billion and more	0.60%	—

Micro Cap Equity	All Assets	1.25%	1.25%

U.S. Growth Leaders Long-Short	Up to $50 million	1.50%	0.50%
	On the next $200 million	1.50%	0.75%
	On $250 million and more	1.25%	0.50%

Convertible	Up to $500 million	0.65%	0.65%
	$500 million up to $1 billion	0.60%	0.60%
	On $1 billion and more	0.55%	0.55%

Small Cap Growth	All Assets	0.95%	0.95%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Paid to
Fund	Subadviser

Global Utilities	0.35%
0.325%
0.30%

Mid Cap Growth Leaders	—
—
—
—
—

Nationwide Leaders	—
—
—

Small Cap Leaders	—

U.S. Growth Leaders(1)	—
—
—

Worldwide Leaders	0.45%
0.425%
0.40%

China Opportunities	0.625%
0.60%
0.575%

Emerging Markets	0.525%
0.50%
0.475%

International Growth	0.45%
0.425%
0.40%

High Yield Bond	—
—
—
—
—

Value Opportunities	0.70%
0.675%
0.65%
0.625%
0.60%

Micro Cap Equity	—

U.S. Growth Leaders Long-Short	1.00%
0.75%
0.75%

Convertible	—
—
—

Small Cap Growth	—

(a)	Prior to December 27, 2004 the advisory fee was 0.90% on assets up to $500 million, 0.85% on the next $500 million, and 0.80% on the assets over $2 billion.
(1)	The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund’s performance relative to its benchmark. Thus, if the Fund outperforms its benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/- 0.22%
$500 million up to $2 billion	+/- 0.18%
On $2 billion and more	+/- 0.16%

On September 21, 2004, the Enforcement Staff of the Securities and Exchange Commission’s Fort Worth District Office (the “Staff”) contacted Gartmore Mutual Fund Capital Trust (the “Adviser”), the investment adviser to the Gartmore U.S. Growth Leaders Fund (the “Fund”), a series of Gartmore Mutual Funds (“GMF”). The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940 (“Advisers Act”). The Adviser agreed temporarily to forego the collection of

184 Semiannual Report 2005

performance fees on the Fund pending an evaluation of the Staff’s assertion. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short-sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2006:

	Expense
Fund	Caps	Amount

Global Financial Services	All Classes	1.40%

Global Health Sciences	All Classes	1.40%

Global Natural Resources	All Classes	1.20%

Global Technology and Communications	All Classes	1.38%

Global Utilities	All Classes	1.20%

Mid Cap Growth Leaders	All Classes	1.20%

Nationwide Leaders	All Classes	1.20%

Small Cap Leaders	All Classes	1.35%

U.S. Growth Leaders	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

China Opportunities	All Classes	1.75%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

High Yield Bond	All Classes	0.85%

Value Opportunities	All Classes	1.10%

Micro Cap Equity	All Classes	1.65%

U.S. Growth Leaders Long-Short	All Classes	1.95%

Convertible	All Classes	0.95%

Small Cap Growth	All Classes	1.35%

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the six months ended April 30, 2005, the cumulative potential reimbursements of the

2005 Semiannual Report 185

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Global Financial Services	$164,204	December 18, 2006

Global Health Sciences	243,553	December 29, 2005

Global Technology and Communications	474,862	June 30, 2005

Global Utilities	173,390	December 18, 2006

Nationwide Leaders	181,430	December 28, 2006

U.S. Growth Leaders	376,982	June 30, 2005

Worldwide Leaders	316,869	August 30, 2005

Emerging Markets	285,800	August 30, 2005

International Growth	340,752	August 30, 2005

Micro Cap Equity	83,592	June 27, 2007

As of the six months ended April 30, 2005, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

			Amount
	Amount	Amount	Six Months
	Fiscal Year	Fiscal Year	April 30,
Fund	2003	2004	2005

Global Natural Resources	$—	$21,945	$28,730

Mid Cap Growth Leaders	82,484	98,160	50,435

Small Cap Leaders	—	—	23,533

China Opportunities	—	50,098	34,044

U.S. Growth Leaders Long-Short	—	14,723	10,274

Convertible	—	30,330	—

Small Cap Growth	—	53,910	22,686

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2005 GDSI received commissions of $1,015,210 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $34,067 was reallowed to affiliated broker-dealers of the Funds.

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds and within five days for the High Yield Bond and Convertible Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund

186 Semiannual Report 2005

shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2005, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Global Natural Resources	$3,570

Global Utilities	31,582

Micro Cap Equity	110,017

U.S. Growth Leaders Long-Short	45,280

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period ended November 1, 2004 through December 31, 2004, the fees for the services provided under such agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. Each Fund pays GSA a combined annual fee based on the Trust’s average daily net assets according to the following schedule:

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion and more up to $3 billion	0.19%

$3 billion and more up to $4 billion	0.15%

$4 billion and more up to $5 billion	0.08%

$5 billion and more up to $10 billion	0.05%

$10 billion and more up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

2005 Semiannual Report 187

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

As of April 30, 2005 GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned

Global Financial Services	41%

Global Health Sciences	15%

Global Natural Resources	66%

Global Technology and Communications	21%

Global Utilities	36%

Mid Cap Growth Leaders	42%

Nationwide Leaders	13%

Small Cap Leaders	34%

China Opportunities	62%

Emerging Markets	24%

International Growth	83%

High Yield Bond	66%

Small Cap Growth	96%

4. Bank Loans

The Trust has a credit agreement of $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensation balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2005.

188 Semiannual Report 2005

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2005 are summarized as follows:

Fund	Purchases	Sales

Global Financial Services	$9,314,219	$5,603,960

Global Health Sciences	39,287,431	36,161,332

Global Natural Resources	11,052,191	9,589,317

Global Technology and Communications	32,488,241	31,716,129

Global Utilities	13,063,764	10,560,936

Mid Cap Growth Leaders	31,119,857	20,402,705

Nationwide Leaders	23,412,112	18,247,602

Small Cap Leaders	18,088,374	10,862,312

U.S. Growth Leaders	112,615,300	99,049,685

Worldwide Leaders	56,273,079	56,517,393

China Opportunities	9,149,764	6,227,785

Emerging Markets	20,178,151	16,830,018

International Growth	12,633,967	11,790,121

High Yield Bond	8,344,152	9,679,471

Value Opportunities	26,202,196	45,161,556

Micro Cap Equity	94,799,322	75,090,547

U.S. Growth Leaders Long-Short	98,333,383	86,175,355

Convertible	41,325,638	31,765,853

Small Cap Growth	20,131,894	19,676,877

6. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

7. Approval of Investment Adviser Contract

A)	Leadership Series Funds:

In determining whether to approve the investment advisory agreements (and, with respect to the Worldwide Leaders Fund, the sub-advisory agreement) for each Leadership Series Fund, (except the Small Cap Leaders Fund, which commenced operations on December 29, 2004, as that Fund’s advisory agreement had recently been approved for an initial two year period), the Board of Trustees, including a majority of the Independent Trustees, considered a number of factors, as discussed in detail below.

The Trustees considered the nature, extent, and quality of services being provided to each Fund by the Fund’s respective Adviser (and sub-adviser) and the fees each Adviser (and sub-adviser) receives for its services.

The Trustees concluded that the contractual advisory fees of the U.S. Growth Leaders Fund and the Nationwide Leaders Fund appeared to be relatively high compared to advisory fees for their respective Lipper, Inc. peer groups, however, these contractual advisory fees were comparatively low with respect to advisory fees for their Callan Associates Inc. peer groups. Additionally, the Trustees considered that both Funds have advisory fee breakpoints in place and both Funds have implemented a performance-based fee structure. The Trustees further noted the Adviser is voluntarily waiving fees and

2005 Semiannual Report 189

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

reimbursing expenses for both Funds and these waivers and reimbursements effectively reduce the Nationwide Leaders Fund’s actual advisory fee to one of the lowest among this Fund’s peer group. The Trustees also considered that the Adviser has negative profitability with respect to both of these Funds.

The Trustees concluded that the Worldwide Leaders Fund has relatively low contractual advisory fees as compared to advisory fees for its respective peer groups. The Trustees noted each Fund also has breakpoints, fee waivers, and expense limitations in place. Additionally, the Trustees noted that the Worldwide Leaders Fund also has implemented a performance fee structure. The Trustees further noted that the Adviser has negative profitability with respect to the Worldwide Leaders Fund. The Trustees also considered that the Worldwide Leaders Fund is the only Leadership Fund that currently is profitable to the Adviser, and concluded that the Adviser’s profitability with respect to this Fund is reasonable.

The Trustees next considered the performance of each of the Leadership Funds and concluded that the U.S. Growth Leaders Fund and the Worldwide Leaders Fund each has had good long-term performance and that the recent underperformance in both of these Funds is being addressed by the Adviser. The Trustees noted that the Adviser also recently has taken steps to address underperformance in each of the Mid Cap Growth Fund and Nationwide Leaders Funds by replacing the respective portfolio managers of these Funds, and the Trustees noted the more positive recent performance of these Funds. Finally, the Trustees noted that the Adviser continues to monitor closely both of these Funds.

B)	International Series Funds:

Next, in considering whether to approve the investment advisory and sub-advisory agreements for each International Series Funds, the Trustees considered a number of factors as discussed in detail below.

The Trustees considered the nature, extent, and quality of the services each Fund’s adviser and sub-adviser is providing in light of the fees that each Adviser and the sub-adviser is receiving for its respective services. In particular, the Trustees considered the contractual advisory fees and concluded that these fees for the International Growth Fund was relatively low compared to advisory fees for its peers, and that the China Opportunities Fund’s contractual advisory fees, while relatively high compared to advisory fees for this Fund’s Lipper, Inc. peer group of “Asia Funds,” are in the middle range of other “China-Only” Funds. The Trustees also considered that each of these Funds has implemented a performance-based fee structure as well as advisory fee breakpoints. The Trustees also noted that each respective Adviser voluntarily is waiving fees and reimbursing expenses for each of these Funds. Finally, the Trustees concluded that the Adviser is realizing a reasonable profit on the Emerging Markets Fund, but that the Advisers’ profitability with respect to each of the International Growth Fund and China Opportunities Fund is negative and the sub-adviser’s profitability for each Fund is also negative.

Next, the Trustees considered the performance of each International Series Fund and concluded that the Emerging Markets Fund has had good performance, as has the International Growth Fund, until recently. The Trustees considered, however, that the Adviser has taken action to remediate the short-term underperformance of the International Growth Fund. The Trustees also considered that, although China Opportunities Fund is a new Fund, which commenced operations in June 2004, the Fund’s performance since the Fund’s inception has been good.

C)	Sector Series Funds:

In considering whether to approve the investment advisory agreements (and, as applicable, sub-advisory agreements) for each Sector Series Fund, the Trustees considered a number of factors as described in detail below.

The Trustees considered the nature, extent, and quality of services being provided by each fund’s respective Adviser (and, as applicable, sub-adviser) in light of the fees that each Adviser (and, as applicable, sub-adviser) receives for its respective services. In particular, the Trustees concluded that the contractual advisory fees, as compared to each Fund’s respective peer groups, were: (i) relatively low with respect to the Global Technology Fund and Communications Fund; (ii) average with respect to the Global Utilities Fund; and (iii) comparatively high with respect to the Global Financial Services Fund, Global Health Sciences Fund and Global Natural Resources Fund. The Trustees noted, however, that each respective

190 Semiannual Report 2005

Adviser to the Sector Series Funds has advisory fee breakpoints in place. Furthermore, the Trustees considered that each respective Adviser is voluntarily waiving the Adviser’s fees and reimbursing expenses for each Sector Series Fund. Furthermore, the Trustees noted that each Sector Series Fund, including the new Global Natural Resources Fund, has implemented a performance fee structure and that each existing Sector Series Fund which did so, had lowered that Fund’s base advisory fee by 10 basis points upon implementing the performance fee structure, in July 2004. The Trustees further noted, moreover, that the Adviser to the Global Natural Resources Fund, reduced that Adviser’s contractual advisory fee from 90 basis points to 70 basis points effective January 3, 2005. Finally, the Trustees concluded that the Advisers’ profitability with respect to each Sector Series Fund is negative.

The Trustees next considered the performance of each Sector Fund, and concluded that the performance of the Global Financial Services Fund and the Global Utilities Fund has been consistently good. The Trustees concluded that the performance of the Global Health Sciences Fund and the Global Natural Resources Fund has been adequate and also noted that the Global Natural Resources Fund, a new Fund, has outperformed this Fund’s benchmark during the Fund’s first few months of operations. Finally, the Trustees concluded that, although the performance of the Global Technology and Communications Fund has been disappointing over time, the Adviser has taken remedial steps and continues to seek to remedy underperformance.

D)	Concept Series Funds:

Next, in considering whether to approve the Advisory agreements (and, with respect to the Value Opportunities Fund, the sub-advisory agreement) for each Concept Series Fund the Trustees considered a number of factors as discussed in detail below.

The Trustees considered the nature, extent, and quality of services the Adviser (and, with respect to the Value Opportunities Fund, the sub-adviser) provides to each respective Concept Series Fund in light of the fees that the Adviser and sub-adviser receive. In particular, the Trustees considered the contractual advisory fee for each of these Funds and concluded that advisory fees for most of these Funds were relatively low. In particular, the Trustees noted that the advisory fees for the High Yield Bond Fund and Value Opportunities Fund are among the lowest of their respective peers, as are the advisory fees of the Convertible Fund. Additionally, the Trustees noted that, while the Small Cap Growth Fund’s contractual advisory fees are somewhat higher than the fees of most of the Fund’s peers, when taking into consideration the Adviser’s contractual fee waivers and expense reimbursements, the Small Cap Growth Fund’s advisory fees are among the lowest of this Fund’s peers. The Trustees also concluded that the U.S. Growth Leaders Long-Short Fund’s fees are in the mid-range of those fees of this Fund’s peers; however, the new breakpoint advisory fee structure for this Fund, effective as of January 3, 2005, is expected to have the effect of significantly reducing the Fund’s advisory fees relative to advisory fees for the Fund’s peers. Finally, the Trustees noted that, while the Micro Cap Equity Fund’s advisory fees rank among the highest of this Fund’s Lipper, Inc. peers, the Fund’s advisory fees are among the lowest 40% of this Fund’s Callan peer group. The Trustees further considered that, in addition to the new breakpoint fee schedule for the U.S. Growth Leaders Long-Short Fund, each of the High Yield Bond Fund, the Value Opportunities Fund, and the Convertible Fund also employs a breakpoint fee schedule and also noted the Adviser is waiving fees and reimbursing expenses for all of the Concept Series Funds.

Additionally, with respect to the Value Opportunities Fund, the Trustees compared the management fee paid to the Fund’s sub-adviser, NorthPointe Capital, LLC, by other, institutional clients that are similarly managed and noted that these institutional accounts are less costly for NorthPointe to manage as these institutional accounts are subject to less stringent regulatory requirements and, generally, require less active management.

Finally, the Trustees concluded that, while the Adviser had realized a reasonable profit on the High Yield Bond Fund, the Value Opportunities Fund, the Micro Cap Equity Fund, and the U.S. Growth Leaders Long-Short Fund, the Adviser had negative profitability on the two new Funds — the Convertible Fund and the Small Cap Growth Fund. Finally, the Trustees noted that the sub-adviser’s profitability, with respect to the Value Opportunities Fund, was negative.

Next, the Trustees considered the performance of each Concept Series Fund, and concluded that: (i) the Micro Cap Equity Fund and U.S. Growth Leaders Long-Short Fund have had consistently good to very good performance; (ii) the

2005 Semiannual Report 191

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

High Yield Bond Fund has had adequate performance; and (iii) the two new Funds — the Convertible Fund and Small Cap Growth Fund, each has experienced underperformance that largely is the result of the respective start-up costs of each of the new Fund. The Trustees also noted that, while the Value Opportunities Fund has continued to experience underperformance, the Adviser has continued to work with the Fund’s sub-adviser to remediate the underperformance. The Trustees also determined that the Performance Committee of the Board of Trustees will continue to monitor closely this Fund’s performance with the expectation that the Adviser will take further remedial action if underperformance continues.

E)	Summary of Sector Series, Leadership Series, International Series and Concept Series Funds:

Finally, the Trustees reviewed and considered potential ancillary benefits that the Advisers, and/or their affiliates, may derive from each of the Sector Series, Leadership Series, International Series, and Concept Series Funds, including: (i) fee income for performing other services; (ii) soft dollars; and (iii) affiliated brokerage commissions that the Advisers and/or their affiliates may realize as a result of the Advisers’ and/or their affiliates’ respective relationship with the Funds.

Having considered this information as this information pertains to each respective Fund individually, the Trustees approved the continuance of the investment advisory and sub-advisory agreements for each Fund for the annual period commencing on February 28, 2005.

8.	Shareholder Meeting

A separate shareholders meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust pursuant to a Proxy Statement On Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the GMF on or around November 5, 2004.

Two Proposals: The purpose of these December 23, 2004 meetings was to allow the shareholders of the Trust to vote on:

i.	Proposal One: The election of the Trust’s Board of Trustees; and

ii.	Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provides for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement the nominees for election as Trustees of the Trust were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I Jacobs, Thomas J. Kerr IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust to approve the proposed “Agreement and Plan of Reorganization” of the existing Trust (on behalf of each of the Trust’s Funds) into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding Funds of the existing Trust subject to the liabilities, expenses, costs, charges, and reserves of the corresponding Funds of the existing Trust (contingent or otherwise), in exchange for shares of the acquiring Funds to be distributed pro rata by the existing Trust to the holders of the shares of the Funds of the existing Trust, in a complete liquidation of the existing Trust.

GMF Voting Results:

The shareholders of GMF voted to approve both Proposal One and Proposal Two, as follows:

Proposal One: Election of a Board of Trustees of Gartmore Mutual Funds

Charles E. Allen:
FOR	1,484,045,010.745 shares	(96.963%)
WITHHOLD	46,475,965.981 shares	(3.037%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares	(96.669%)
WITHHOLD	50,974,100.590 shares	(3.331%)
TOTAL	1,530,520,976.726 shares	(100.000%)

192 Semiannual Report 2005

Proposal One: Election of a Board of Trustees of Gartmore Mutual Funds

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares	(96.960%)
WITHHOLD	46,534,222.252 shares	(3.040%)
TOTAL	1,530,520,976.726 shares	(100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares	(96.910%)
WITHHOLD	47,288,421.011 shares	(3.090%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares	(96.925%)
WITHHOLD	47,059,306.457 shares	(3.075%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares	(96.602%)
WITHHOLD	52,002,422.986 shares	(3.398%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares	(96.956%)
WITHHOLD	46,588,050.053 shares	(3.044%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares	(96.947%)
WITHHOLD	46,721,399.985 shares	(3.053%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares	(96.879%)
WITHHOLD	47,763,383.535 shares	(3.121%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares	(96.512%)
WITHHOLD	53,377,733.338 shares	(3.488%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares	(96.967%)
WITHHOLD	46,420,785.623 shares	(3.033%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares	(96.918%)
WITHHOLD	47,168,078.471 shares	(3.082%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares	(96.938%)
WITHHOLD	46,859,802.285 shares	(3.062%)
TOTAL	1,530,520,976.726 shares	(100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares	(96.962%)
WITHHOLD	46,499,588.111 shares	(3.038%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Proposal Two: Approval of the Agreement and Plan of Reorganization of Gartmore Mutual Funds:

FOR	1,338,850,729.743 shares	(87.477%)
AGAINST	48,927,279.322 shares	(3.197%)
ABSTAIN	86,596,336.653 shares	(5.658%)
BROKER NON-VOTES	56,146,631.008 shares	(3.668%)
TOTAL	1,530,520,976.726 shares	(100.000%)

2005 Semiannual Report 193

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds

April 30, 2005

	Position(s)
	Held with		Number of Portfolios
	the Trust and	Principal Occupation(s)	in the Gartmore Fund	Other
Name, Address and	Length of	During Past	Complex	Directorships
Year of Birth	Time Served [1]	Five Years	Overseen by Trustee	Held by Trustee [2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H. J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm, prior to 2002.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of OppenheimerFunds.	84	None

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association-College Retirement Equity Funds).	84	None

194 Semiannual Report 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
April 30, 2005 (Continued)

Position(s)
	Held with		Number of Portfolios
	the Trust and	Principal Occupation(s)	in the Gartmore Fund	Other
Name, Address and	Length of	During Past	Complex	Directorships
Year of Birth	Time Served [1]	Five Years	Overseen by Trustee	Held by Trustee [2]
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was formerly a Managing Director of Updata Capital, an investment banking and venture capital firm.	84	MKT 10, Inc.

*	Pursuant to the Trust’s mandatory retirement policy, Ms. Hennigar is expected to retire on or about January 12, 2006.
1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Messrs. McCarthy and Hondros are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. McCarthy and Hondros are expected to resign as an Administrative Committee Member on or before June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $277,610 from the Trust for the Six Months Ended April 30, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920.

2005 Semiannual Report 195

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds

April 30, 2005

	Position(s)
	Held with		Number of Portfolios
	the Trust and	Principal Occupation(s)	in the Gartmore Fund	Other
Name, Address and	Length of	During Past	Complex	Directorships
Year of Birth	Time Served [1]	Five Years	Overseen by Trustee	Held by Trustee [2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3] ; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3] .	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President-Operations for GGI[3], GMFCT [3], and GSA[3] . Prior to July 2000, Mr. Holland was Vice President for First Data Investor Services, an investment company service provider.	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/Provident Mutual Insurance Company.	84	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1OOO Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3] , GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments.	84	None

196 Semiannual Report 2005

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds
April 30, 2005 (Continued)

1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Messrs. McCarthy and Hondros are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Messrs. McCarthy and Hondros are expected to resign as an Administrative Committee Member on or before June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2005 Semiannual Report 197

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Index Definitions

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup High-Yield Market Index: An unmanaged index of high-yield debt securities that is a broad market measure.

Goldman Sachs Convertible 100 Index: An unmanaged index that tracks the performance of 100 equally weighted convertible issues, each with a market capitalization of at least $100 million. The index measures the performance of its components against that of their underlying common stocks as well as against other broad market indexes.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs Natural Resources Index: An unmanaged, modified capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®):
An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM:
An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index:
An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Morgan Stanley High-Tech 35 Index: An unmanaged, equal dollar-weighted index of 35 stocks in nine different technology subsectors that represents the electronics-based technology industry.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Wilshire Micro-Cap® Index: An unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428
www.gartmorefunds.com

Federal law requires the Trust, and each of its investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.
All rights reserved.

AR-SPEC 6/05

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-
2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e)  (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

     Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

     This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

     Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

     Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	President & Chairman of the Board
	Date:	July 8, 2005

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 8, 2005